                                  SCHEDULE 14A
                             SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           ROSETTA INPHARMATICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

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

                          [ROSETTA INPHARMATICS LOGO]


                                                                   June 15, 2001


Dear Stockholder:

     The board of directors of Rosetta Inpharmatics, Inc. has unanimously approved a merger agreement dated May 10, 2001 that provides for the merger of Merck & Co., Inc. and Rosetta. If the merger is approved by Rosetta's stockholders and completed, Rosetta will become a wholly-owned subsidiary of Merck. Each Rosetta common share will be exchanged for 0.2352 shares of Merck common stock.


     On June 14, 2001, the last trading day before the date of the accompanying proxy statement/ prospectus, Merck common stock, which trades on the New York Stock Exchange under the symbol "MRK," closed at $73.90. The price of Merck common stock may increase or decrease prior to completion of the merger, but the exchange ratio will remain constant at 0.2352.



     We have scheduled a special meeting of our stockholders to vote on the merger. A majority of the outstanding common shares of Rosetta entitled to vote is required to approve and adopt the merger agreement and the merger. We cannot complete the merger unless our stockholders vote in favor of this proposal. Several stockholders of Rosetta, including myself, collectively owning approximately 30% of Rosetta's stock, have signed agreements with Merck agreeing, among other things, to vote in favor of the merger at the meeting. For a more detailed description of the special meeting, see "The Special Stockholders Meeting" starting on page 17 of the accompanying proxy statement/prospectus.



     We have received an opinion of Lazard Freres & Co. LLC that, as of May 10, 2001, the terms of the merger are fair to our stockholders from a financial point of view. Lazard did not express an opinion with respect to those stockholders who entered into voting and stock option agreements with Merck. This opinion, and the considerations on which it was based, are described in the proxy statement/prospectus on page 24.



     The accompanying proxy statement/prospectus gives you detailed information about Merck, Rosetta and the merger, and includes a copy of the merger agreement. We encourage you to read the entire document carefully before deciding how to vote. IN PARTICULAR, YOU SHOULD READ THE "RISK FACTORS" SECTION BEGINNING ON PAGE 13 FOR A DESCRIPTION OF VARIOUS RISKS YOU SHOULD CONSIDER IN EVALUATING THE MERGER.


     We are very enthusiastic about the merger. I join all of the other members of Rosetta's board of directors in recommending that you vote "FOR" each of the proposals being submitted to stockholders.

                                          [STEPHEN H. FRIEND SIGNATURE]

                                          Stephen H. Friend, M.D., Ph.D.

                                          Chairman of the Board of Directors

--------------------------------------------------------------------------------
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE MERGER OR DETERMINED IF THIS PROXY STATEMENT/ PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THIS PROXY STATEMENT/PROSPECTUS IS DATED JUNE 15, 2001, AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT JUNE 18, 2001.

                          [ROSETTA INPHARMATICS LOGO]

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                          TO BE HELD ON JULY 19, 2001


To the Stockholders of
Rosetta Inpharmatics, Inc.:


     A special meeting of the stockholders of Rosetta Inpharmatics, Inc. will be held at the offices of Venture Law Group, 4750 Carillon Point, Kirkland, Washington 98033, on Thursday, July 19, 2001, at 9:00 a.m., local time, to consider and vote on the matter of the following proposals:


          1. To approve and adopt the Agreement and Plan of Merger, dated as of May 10, 2001, by and among Merck & Co., Inc., Coho Acquisition Corp., a wholly-owned subsidiary of Merck, and Rosetta Inpharmatics, Inc. and the merger contemplated thereby of Coho Acquisition Corp. with Rosetta Inpharmatics, Inc. A copy of the merger agreement is attached to the proxy statement/prospectus as Annex A.

          2. To transact such other business as may properly come before the special meeting or any adjournment(s) or postponement(s) of the special meeting.

     The foregoing items of business are more fully described in the accompanying proxy statement/ prospectus, which we urge you to read carefully.

     THE BOARD OF DIRECTORS OF ROSETTA UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE MERGER AGREEMENT AND THE MERGER.


     Only stockholders of record at the close of business on June 15, 2001 are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement of the special meeting. The adoption of the merger agreement and the consummation of the merger require the affirmative vote of a majority of the votes eligible to be cast by holders of Rosetta common stock issued and outstanding as of June 15, 2001.


     You are cordially invited to attend the Rosetta special stockholders meeting. YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE ACT PROMPTLY TO VOTE YOUR SHARES ON THE PROPOSAL DESCRIBED ABOVE. You may vote your shares by telephone or the Internet, as described in the instructions on the proxy card, or by completing, signing, and dating the enclosed proxy card and returning it as promptly as possible in the enclosed postage-paid envelope. Any executed but unmarked proxy cards will be voted for adoption of the merger agreement and consummation of the merger. You may revoke your proxy in the manner described in the accompanying proxy statement/prospectus at any time before it has been voted at the special meeting.

     If you attend the Rosetta special stockholders meeting, you may vote your shares in person even if you have previously submitted a proxy.

     Please do not send any Rosetta stock certificates at this time.

                                          By Order of the Board of Directors,

                                          [JOHN J. KING II SIG]

                                          John J. King II

                                          Secretary

Kirkland, Washington

June 15, 2001

                             ADDITIONAL INFORMATION

     This proxy statement/prospectus incorporates important business and financial information about Merck from documents it has filed with the Securities and Exchange Commission that are not included in or delivered with this proxy statement/prospectus. If you call or write, Merck will send you copies of these documents, excluding exhibits, without charge. You may contact Merck at:

       Merck & Co., Inc.
       One Merck Drive
       P.O. Box 100
       Whitehouse Station, N.J. 08889-0100
       Attention: Public Affairs Information Resource Center
       Telephone number: (908) 423-1000


     IN ORDER TO RECEIVE TIMELY DELIVERY OF THE DOCUMENTS IN ADVANCE OF THE SPECIAL STOCKHOLDERS MEETING, YOU MUST MAKE YOUR REQUEST NO LATER THAN JULY 10, 2001.



     For more information on the matters incorporated by reference in this proxy statement/prospectus, see "Where You Can Find More Information" on page 97.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
QUESTIONS AND ANSWERS ABOUT THE MERGER......................    1
SUMMARY.....................................................    3
RISK FACTORS................................................   13
  Risks Related to the Merger Transaction...................   13
  Risks Related to Merck and its Business...................   13
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING
  STATEMENTS................................................   16
SPECIAL STOCKHOLDERS MEETING................................   17
  Time and Place of the Special Meeting; Matters to Be
     Considered.............................................   17
  Record Date and Outstanding Shares........................   17
  Revocability of Proxies...................................   17
  Voting and Solicitation...................................   18
THE MERGER..................................................   20
  Background of the Merger..................................   20
  Reasons for the Merger; Recommendations of the Rosetta
     Board of Directors.....................................   22
  Opinion of Financial Advisor to Rosetta...................   24
  Interests of Board of Directors and Executive Officers of
     Rosetta in the Merger..................................   29
  Accounting Treatment......................................   31
  Description of Material United States Federal Income Tax
     Consequences...........................................   31
  Regulatory Matters........................................   33
  Federal Securities Laws Consequences; Stock Transfer
     Restrictions...........................................   33
THE MERGER AGREEMENT AND RELATED DOCUMENTS..................   35
  Structure of the Merger...................................   35
  Effective Time............................................   35
  What Stockholders Will Receive in the Merger..............   35
  Appraisal Rights..........................................   35
  Procedures for Surrender of Certificates; Fractional
     Shares.................................................   35
  Representations and Warranties............................   36
  Covenants.................................................   37
  Additional Agreements.....................................   41
  Conditions to the Completion of the Merger................   43
  Termination...............................................   44
  Amendments................................................   45
  Voting and Stock Option Agreements........................   45
MARKET PRICE AND DIVIDENDS ON ROSETTA'S COMMON STOCK........   46
THE BUSINESS OF MERCK.......................................   47
SELECTED FINANCIAL DATA OF ROSETTA..........................   48
ROSETTA FINANCIAL PROJECTIONS...............................   50
ROSETTA'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
  CONDITION AND RESULTS OF OPERATIONS.......................   55
  Stock-Based Compensation..................................   56
  Results of Operations.....................................   56
  Liquidity and Capital Resources...........................   59
  Recent Accounting Pronouncements..........................   60

                                                              PAGE
                                                              ----
  Risks Related to Rosetta and its Business.................   61
  Quantitative and Qualitative Disclosures About Market
     Risk...................................................   70
THE BUSINESS OF ROSETTA.....................................   71
  Description of Business...................................   71
  Overview of Rosetta's Business............................   71
  Background................................................   71
  Limitations and Deficiencies of Current Approaches........   73
  Rosetta's Solution........................................   73
  Technology Platform -- Products and Services..............   74
  Strategy..................................................   77
  Sales and Marketing.......................................   77
  Strategic Collaboration and Supply Agreement..............   78
  Customer Collaborations...................................   80
  Competition...............................................   80
  Intellectual Property and Proprietary Technology..........   81
  Technology Licenses.......................................   82
  Research and Development..................................   84
  Government Regulation.....................................   85
  Employees.................................................   85
  Properties................................................   85
  Legal Proceedings.........................................   85
  Common Stock Ownership of Certain Beneficial Owners and
     Management.............................................   86
COMPARISON OF STOCKHOLDERS' RIGHTS..........................   88
  Capitalization............................................   88
  Number, Election, Vacancy and Removal of Directors........   88
  Amendments to Charter Documents...........................   89
  Amendments to Bylaws......................................   90
  Action by Written Consent.................................   90
  Notice of Stockholder Actions.............................   90
  Special Stockholder Meetings..............................   91
  Stockholder Inspection Rights; Stockholder Lists..........   91
  Limitation of Personal Liability and Indemnification of
     Directors and Officers.................................   91
  Dividends.................................................   92
  Rights Plan...............................................   92
  Voting Rights; Required Vote for Authorization of Certain
     Actions................................................   93
INDEPENDENT PUBLIC ACCOUNTANTS..............................   96
LEGAL MATTERS...............................................   96
WHERE YOU CAN FIND MORE INFORMATION.........................   97
ROSETTA AUDITED AND UNAUDITED FINANCIAL STATEMENTS..........  F-1
Annexes
  Annex A -- Agreement and Plan of Merger
  Annex B -- Form of Voting and Stock Option Agreements
  Annex C -- Opinion of Lazard Freres & Co. LLC

                     QUESTIONS AND ANSWERS ABOUT THE MERGER


Q: WHAT IS THE PROPOSED TRANSACTION?


A: Merck will acquire Rosetta by merging a wholly-owned subsidiary of Merck with Rosetta. As a result of the merger, Rosetta will become a wholly-owned subsidiary of Merck.


Q: WHY IS THE ROSETTA BOARD OF DIRECTORS RECOMMENDING THE APPROVAL OF THE MERGER
   AGREEMENT?



A: The Rosetta board of directors believes that combining Rosetta's business with Merck's optimizes the value of Rosetta's business and technology and offers Rosetta's stockholders the opportunity to participate in a larger, more diversified organization. The Rosetta board of directors believes that the merger is fair to and in the best interests of Rosetta and its stockholders. In reaching its decision, the Rosetta board of directors considered a variety of factors, including the opinion of Lazard Freres & Co. LLC, its financial advisor. See "The Merger -- Reasons for the Merger; Recommendations of the Rosetta Board of Directors" on page 22.


Q: WHAT WILL ROSETTA STOCKHOLDERS RECEIVE IN THE MERGER?

A: You will receive common stock of Merck in the merger, at a ratio of 0.2352 shares of Merck common stock for each share of Rosetta common stock. In addition, you will receive cash in lieu of any fractional shares of Merck common stock.

Q: WHAT DO I NEED TO DO NOW?

A:After you have carefully read this proxy statement/prospectus, please fill out, sign and date the enclosed proxy card and mail it in the enclosed prepaid return envelope as soon as possible, so that your shares may be represented and voted at the Rosetta special stockholders meeting. Alternatively, you may vote your shares by telephone or the Internet if you are a record owner of your shares. The telephone and Internet voting procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that these instructions have been properly recorded. If your shares are held in the name of a bank or broker, the availability of telephone and Internet voting will depend on their voting processes; therefore, we recommend that you follow the voting instructions on the form you receive. You may also attend the Rosetta special stockholders meeting and vote in person.


Q: WHAT ARE ROSETTA STOCKHOLDERS BEING ASKED TO VOTE ON AT THE SPECIAL
   STOCKHOLDERS MEETING?



A:For Rosetta to complete the merger, Rosetta stockholders holding a majority of Rosetta's outstanding common stock must vote to approve and adopt the merger agreement and the merger. IF YOU DO NOT VOTE YOUR ROSETTA COMMON STOCK, THE EFFECT WILL BE A VOTE AGAINST THE MERGER AGREEMENT AND THE MERGER.



  THE BOARD OF DIRECTORS OF ROSETTA UNANIMOUSLY RECOMMENDS VOTING "FOR" THE PROPOSAL BEING PRESENTED AT THE ROSETTA SPECIAL STOCKHOLDERS MEETING.


Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER
   AUTOMATICALLY VOTE MY SHARES FOR ME?

A:No. Your broker is not permitted to vote your shares without specific instructions from you. Unless you follow the directions your broker provides you regarding how to instruct your broker to vote your shares, your shares will not be voted.

Q: CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY PROXY CARD?

A: Yes. You may change your vote:

        - by writing to Rosetta's corporate secretary prior to the Rosetta special stockholders meeting stating that you are revoking your proxy;

        - by signing a later-dated proxy card and returning it by mail prior to the Rosetta special stockholders meeting;

        - by changing your vote by telephone or Internet; or

        - by attending the Rosetta special stockholders meeting and voting in person.

Q: SHOULD I SEND IN MY SHARE CERTIFICATES NOW?

A:No. After we complete the merger, Merck will send you written instructions explaining how to exchange your share certificates.

Q: WHEN DO YOU EXPECT TO COMPLETE THE MERGER?

A: We are working toward completing the merger as quickly as possible. We anticipate completing the merger shortly after the Rosetta special stockholders meeting is held, assuming that the Rosetta stockholders approve and adopt the merger agreement and the merger.

Q: WILL THE MERGER BE TAXABLE TO ME?


A: We anticipate that the merger, as it has been structured, will constitute a reorganization for United States federal income tax purposes. Neither Merck nor Rosetta will be obligated to complete the merger unless each receives a tax opinion from its respective tax counsel to that effect. Assuming the merger qualifies as a reorganization, Rosetta stockholders who exchange their Rosetta common stock solely for Merck common stock in the merger generally will not recognize gain or loss for United States federal income tax purposes, except for gain or loss recognized because of cash received instead of fractional shares. See "The Merger -- Description of Material United States Federal Income Tax Consequences" on page 31. The tax consequences to you will depend on the facts and circumstances of your own situation. Please consult your tax advisor for a full understanding of the tax consequences to you.


Q: WILL I HAVE THE RIGHT TO HAVE MY SHARES APPRAISED IF I DISSENT FROM THE
   MERGER?

A:No. Rosetta is organized under Delaware law. Under Delaware law, because Merck is traded on the New York Stock Exchange, Rosetta stockholders do not have appraisal rights in connection with the merger.

Q: WHERE CAN I FIND MORE INFORMATION ABOUT THE COMPANIES?


A:Both companies file reports and other information with the Securities and Exchange Commission. You may read and copy this information at the SEC's public reference facilities. Please call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet site the SEC maintains at http://www.sec.gov and at the offices of the New York Stock Exchange, in the case of Merck, and the National Association of Securities Dealers, in the case of Rosetta. You can also request copies of these documents from either Merck or Rosetta. Also, you can get information from Internet sites located at www.merck.com and www.rii.com, respectively. See "Where You Can Find More Information," on page 97.


Q: WHO CAN ANSWER MY QUESTIONS?


A:If you have questions, or want additional copies of this proxy statement/prospectus, please contact the proxy solicitor, Georgeson Shareholder, by calling its toll-free number: (888) 383-5364.

                                    SUMMARY


     This summary, together with the preceding Questions and Answers section, highlights selected information from this proxy statement/prospectus. It does not contain all of the information that is important to you. We urge you to read carefully the entire proxy statement/prospectus and the other documents to which we refer to fully understand the merger and other related transactions and the other proposals to be voted on at the special meeting. See "Where You Can Find More Information" on page 97. Each item in this summary includes a page reference directing you to a more complete description of that item, if applicable. The merger agreement is attached as Annex A to this proxy statement/prospectus. We encourage you to read the merger agreement because it is the legal document that governs the merger.



PROPOSED MERGER (SEE PAGE 20)


     Merck and Rosetta have entered into a merger agreement that provides for a merger of Coho Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Merck, with Rosetta. As a result of the merger, Rosetta will become a wholly-owned subsidiary of Merck. Each Rosetta common share will be exchanged for 0.2352 shares of Merck common stock. We urge you to read carefully the entire merger agreement, which is attached to this proxy statement/prospectus as Annex A.

THE COMPANIES


  Merck (See Page 47)


     Merck & Co., Inc. is a global research-driven pharmaceutical company that discovers, develops, manufactures and markets a broad range of human and animal health products, directly and through its joint ventures, and provides pharmaceutical benefit services through Merck-Medco Managed Care, L.L.C.

     Human health products include therapeutic and preventive agents, generally sold by prescription, for the treatment of human disorders. Merck sells its human health products primarily to drug wholesalers and retailers, hospitals, clinics, government agencies and managed health care providers such as HMOs and other institutions. Merck is committed to discovering new innovative products and developing new indications for existing products. At the manufacturing level, achievement of productivity gains has become a permanent strategy, and Merck expects that productivity gains will continue to substantially offset inflation.

     Merck-Medco manages prescription drug programs through its mail service and retail pharmacy networks, and offers a series of health management programs to help payers, providers and patients manage high-risk, high-cost diseases. Merck-Medco sells its pharmaceutical benefit management services to corporations, labor unions, insurance companies, Blue-Cross/Blue Shield organizations, government agencies, federal and state employee plans, health maintenance and other similar organizations.

     Merck was organized as a New Jersey corporation in 1927. Merck's address is One Merck Drive, Whitehouse Station, New Jersey 08889-0100.


  Rosetta (See Page 71)


     Rosetta is a leader in the emerging field of informational genomics. Informational genomics involves acquiring, storing, and analyzing gene expression information gathered from throughout a cell to identify a majority of the medically important drug targets and gene functions. Rosetta combines the power of informatics and genomics to create a proprietary platform that accelerates and enhances the drug discovery process for pharmaceutical and biotechnology companies and improves agricultural products.

     Rosetta's informational genomics platform may accelerate drug discovery and healthcare research by converting the rapidly growing amount of expression profiling data into information critical to these processes. Rosetta provides a proprietary genomic expression profiling platform including hardware and software products that is designed to provide seamless solutions for efficient, cost-effective and powerful discovery programs. Rosetta's technology builds a critical mass of coherent gene expression data and provides a comprehensive description of a given drug compound's effect on all relevant targets within a cell simultaneously.

     Rosetta's technology platform consists of the Rosetta Resolver Expression Data Analysis System, high-throughput gene expression profiling utilizing Rosetta's FlexJet DNA microarray technology and coherent data sets of information generated from microarrays. Rosetta believes that its technology offers partners the potential of accelerated drug discovery, increased probability of successful outcome and lower overall costs of developing drugs. Rosetta generates revenue by providing its technologies as separate components sold as products either by Rosetta or Rosetta's partners or as an integrated platform as a part of research collaborations with pharmaceutical, biotechnology and agricultural customers.

     In October 1999, Rosetta entered into a seven-year strategic partnership with Agilent Technologies, Inc. to co-market the Rosetta Resolver System and for Agilent to manufacture and sell DNA microarrays using Rosetta's inkjet technology. In November 2000, Rosetta entered into a three-year research collaboration with the Monsanto Company using Rosetta's technology platform to develop and deliver a substantial body of gene expression information.

     Rosetta was incorporated in Delaware in December 1996 as Rosetta Biosystems, Inc. In September 1997, Rosetta changed its name to Rosetta Inpharmatics, Inc. In August, 2000, Rosetta completed its initial public offering. Rosetta's address is 12040 115th Avenue N.E., Kirkland, Washington 98034.


THE SPECIAL STOCKHOLDERS MEETING (SEE PAGE 17)



     The Rosetta special stockholders meeting will be held at the offices of Venture Law Group, 4750 Carillon Point, Kirkland, Washington 98033, on Thursday, July 19, 2001 at 9:00 a.m., local time. You may vote at the Rosetta special stockholders meeting if you owned shares of Rosetta common stock at the close of business on the record date, June 15, 2001.


     In order for us to complete the merger, Rosetta stockholders must vote to approve and adopt the merger agreement and the merger. The affirmative vote of the holders of a majority of the outstanding shares of Rosetta common stock entitled to vote is required to approve the merger agreement. If you do not vote your shares of Rosetta common stock, the effect will be a vote against the approval and the adoption of the merger agreement and the merger.


     Several Rosetta stockholders, including Vulcan Ventures, Inc., Agilent Technologies, Inc., and OVP Venture Partners, Rosetta's three largest stockholders, and Stephen H. Friend, M.D., Ph.D., Rosetta's chairman, owning collectively approximately 30% of the outstanding Rosetta common shares entitled to vote at the special meeting, have entered into voting and stock option agreements with Merck and Rosetta that, in each case, commit those stockholders, among other things, to vote all their shares in favor of the merger. (See page 45.) We have included a copy of the form of voting and stock option agreements as Annex B to this proxy statement/prospectus.



     On June 15, 2001, Rosetta directors and executive officers beneficially owned 5,818,817 outstanding shares of Rosetta common stock, all of which shares are subject to the voting and stock option agreements referred to above. These shares represented approximately 18% of the outstanding shares of Rosetta common stock on June 15, 2001. Each of the directors and executive officers of Rosetta has indicated that he or she intends to vote for approval of the merger agreement.



     If all of the directors and executive officers, as well as the other parties to the voting and stock option agreements, vote in favor of the merger, the vote of approximately 6,596,236 additional shares (or 29% of the remaining shares) will be required to approve the merger.


THE ROSETTA ANNUAL MEETING OF STOCKHOLDERS

     As a result of Rosetta having entered into the merger agreement, on May 14, 2001, Rosetta postponed its annual meeting of stockholders originally scheduled to be held on May 16. The annual meeting will not be held if the merger agreement is approved by Rosetta stockholders at the special meeting to be held on Thursday, July 19, 2001. If the merger agreement is not approved by Rosetta stockholders at the special meeting, the annual meeting of stockholders will be held on a date thereafter announced by the Rosetta board.


MERCK'S REASONS FOR THE MERGER

     Merck is acquiring Rosetta to further its objective of expanding its position in cutting edge science by continuing to enhance its internal research capabilities, particularly in the area of genomics. Merck believes that Rosetta will assist Merck in the efficient analysis of gene data and intelligently selecting drug targets.


RECOMMENDATIONS OF ROSETTA'S BOARD OF DIRECTORS (SEE PAGE 22)


     After careful consideration, Rosetta's board of directors unanimously recommends that you vote "FOR" the proposal to approve and adopt the merger agreement and the merger.


OPINION OF FINANCIAL ADVISOR (SEE PAGE 24)



     Lazard Freres & Co. LLC, Rosetta's financial advisor in connection with the merger, delivered its oral opinion to the Rosetta board of directors, which was later confirmed in writing, that, as of May 10, 2001, and based on and subject to the various considerations described in the opinion, the terms of the proposed merger are fair from a financial point of view to Rosetta's stockholders (except for those stockholders who entered into voting and stock option agreements with Merck). This opinion is not a recommendation to any Rosetta stockholder as to how to vote. We have attached a copy of the Lazard written opinion as Annex C to this proxy statement/prospectus. You should read it in its entirety.



WHAT ROSETTA STOCKHOLDERS WILL RECEIVE IN THE MERGER (SEE PAGE 35)



     In the merger, Rosetta stockholders will receive 0.2352 shares of common stock of Merck for each share of Rosetta common stock. This ratio is fixed and will not vary depending on the market price of Merck or Rosetta common stock. Immediately after the merger, Rosetta stockholders will own an aggregate of approximately 7,632,000 shares of Merck common stock based on the number of shares of Rosetta common stock outstanding on June 15, 2001. Rosetta stockholders will receive cash in lieu of any fractional shares of Merck common stock.



TREATMENT OF ROSETTA OPTIONS (SEE PAGE 41)


     To the extent possible, all Rosetta options outstanding at the effective time of the merger will remain outstanding and will be converted into the right to acquire shares of Merck common stock (with the exercise price and number of shares to be issued adjusted in accordance with the exchange ratio in the merger). Under the pre-existing terms of Rosetta's stock option plans, 50% of outstanding unvested options will vest upon the merger, except that 100% of options granted under Rosetta's 2000 Directors' Stock Option Plan will vest upon the merger.


TREATMENT OF ROSETTA WARRANTS (SEE PAGE 42)


     To the extent possible, all outstanding warrants to purchase Rosetta common stock will be cancelled at the effective time and converted automatically into the right to receive a cash amount equal to the number of Rosetta shares subject to each warrant immediately prior to the effective time multiplied by $18.00 per share, less the aggregate exercise price of each warrant immediately prior to the effective time of the merger. If a warrant cannot be cancelled, then the warrant will remain outstanding after the effective time of the merger and will be converted into the right to acquire shares of Merck common stock (with the exercise price and number of shares to be issued upon exercise of the warrant adjusted in accordance with the exchange ratio in the merger).

NON-EXCLUSIVE LICENSE AND RIGHT OF FIRST OFFER (SEE PAGE 43)


     Rosetta has, to the extent permissible, granted to Merck and its affiliates a non-exclusive, world-wide license under certain of Rosetta's existing intellectual property to conduct internal research and development. Merck will pay Rosetta a license fee with respect to the Rosetta technology license on commercially reasonable terms, or on the most favorable terms under which Rosetta licenses the same or comparable technology to unaffiliated third parties, if applicable. The license will be cancelled and terminated if the merger agreement has been properly terminated because Merck intentionally caused the material breach of any of its representations, warranties, covenants or agreements under the merger agreement. If Merck has terminated the merger agreement as a result of a breach by Rosetta or there has been a termination resulting in a termination fee, and if Rosetta or its subsidiaries proposes to sell or offer certain of the licensed technology on an exclusive basis to any third party, Rosetta will give Merck a right of first offer to purchase or license such technology on an exclusive basis.


ACCOUNTING TREATMENT OF THE MERGER (SEE PAGE 31)


     The merger will be accounted for by Merck for financial reporting purposes under the purchase method. Accordingly, the aggregate purchase price will be allocated based upon the fair values of the assets acquired and the liabilities assumed of Rosetta. Any excess purchase price will be recorded as goodwill.


NO APPRAISAL OR DISSENTERS' RIGHTS (SEE PAGE 35)


     Under Delaware law, because Merck common stock is traded on the New York Stock Exchange, you will not have any appraisal or dissenters' rights in connection with the merger.


INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS OF ROSETTA IN THE MERGER (SEE PAGE
29)


     In considering the recommendations of the Rosetta board of directors with respect to the merger, you should be aware that some directors and members of management of Rosetta have interests in the merger that are different from, or in addition to, your interests as a stockholder.

     - Pursuant to pre-existing terms in Rosetta's stock option plans and agreements, upon the completion of the merger, 50% of the outstanding unvested options held by executive officers will vest automatically and all of the outstanding unvested options granted under Rosetta's 2000 Directors' Stock Option Plan will vest automatically.

     - Merck has agreed that options held by non-employee directors that would under their current terms expire 90 days after the completion of the merger will instead survive for two years after completion of the merger.

     - Concurrently with the execution of the merger agreement, Dr. Friend, Mr. John J. King II, Dr. Mark S. Boguski, Dr. Roland Stoughton, Dr. Peter Linsley, Ms. Deborah Kessler and Dr. Dan Shoemaker, each a member of Rosetta's management team, entered into employment and severance arrangements with Merck under which they will be employed by Merck or Rosetta after completion of the merger.


     - Rosetta entered into a collaboration agreement on May 10, 2001 with Vulcan Northwest Inc. for the creation of gene expression data and the analysis and interpretation of such data. Vulcan also agreed to purchase the Rosetta Resolver Gene Expression Data Analysis System and licensed the Rosetta Resolver Software as well as licensed certain third-party software provided by Rosetta. Vulcan Northwest Inc. is an affiliate of Vulcan Ventures Inc., which owns approximately 11.7% of Rosetta's outstanding common stock. Ruth Kunath, one of Rosetta's directors, is a Biotechnology Portfolio Manager of Vulcan Ventures Inc.


     - Rosetta has a significant collaboration agreement and a significant supply agreement with Agilent Technologies, which are expected to continue after the merger. On May 16, 2001, Agilent and

       Merck issued a press release indicating their plan to continue their relationship following the merger. Agilent owns approximately 10.7% of Rosetta's outstanding common stock. William I. Buffington, Vice President of the Life Sciences Business Unit of Agilent, is a member of Rosetta's board of directors



     - In connection with the merger agreement, Dr. Friend, Mr. King, Dr. Boguski, Mr. Gregory Sessler, Harvey S. Sadow, Ph.D., Mr. William W. Ericson and Ms. Kunath, each of whom is an executive officer or director of Rosetta, as well as entities affiliated with Ms. Kunath, Mr. Buffington and Mr. Charles P. Waite (who are also directors of Rosetta), and all of which are stockholders of Rosetta, entered into voting and stock option agreements with Merck and Rosetta under which they have agreed, among other things, to vote all of their Rosetta common shares
       (1) in favor of the merger agreement, and (2) against any other acquisition proposal. These stockholders collectively hold approximately 30% of the outstanding shares of Rosetta common stock entitled to vote at the special meeting. (See page 45).


     - Under the voting and stock option agreements, these same stockholders also granted Merck an irrevocable option exercisable under certain conditions to purchase all of their common shares at a price of $18.00 per share in cash.

     - Under the merger agreement, Merck has agreed to provide various continuing indemnification and insurance benefits for officers, directors and employees of Rosetta.

     - Following consummation of the merger, Merck has agreed to provide generally to Rosetta's officers and employees employee benefits on terms and conditions which are substantially similar to those provided by Rosetta on the date of the merger agreement or to those Merck provides to its officers and employees.


REGULATORY APPROVALS REQUIRED FOR THE MERGER (SEE PAGE 33)



     Effective May 21, 2001, we filed the information required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with the Antitrust Division of the Department of Justice and the Federal Trade Commission. The Antitrust Division and the FTC have the authority to challenge the merger on antitrust grounds at any time. We are not aware of any other significant regulatory approvals required for the merger.



MATERIAL TERMS OF THE MERGER AGREEMENT (SEE PAGE 35)



     WE HAVE ATTACHED THE MERGER AGREEMENT AS ANNEX A TO THIS PROXY STATEMENT/PROSPECTUS. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT BECAUSE IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER.



     Conditions to Completion of the Merger (See Page 43)


     Rosetta and Merck will complete the merger only if a number of conditions are satisfied or waived, some of which are:

     - Rosetta stockholders approve and adopt the merger agreement and the merger;

     - no court order or injunction prohibits the completion of the merger;

     - the waiting period under the HSR Act has expired or been terminated;

     - governmental and regulatory authorities having issued to us all other approvals necessary to complete the transactions without conditions that would be materially adverse to Merck's or Rosetta's businesses, financial condition or results of operations unless the failure to obtain the approvals would not reasonably be expected to have a material adverse effect on the business, financial condition or the results of operations of Merck or Rosetta;

     - the registration statement on Form S-4 relating to the shares of Merck common stock issuable in connection with the merger having been declared effective by the SEC; and

     - the shares of Merck common stock issuable in connection with the merger are approved for listing on the New York Stock Exchange, if necessary.

In addition, the obligations of each of us to effect the merger are subject to the satisfaction or waiver of the following additional conditions:

     - the representations and warranties made by the other in the merger agreement being true and correct, except to the extent that the failure to be true and correct would not reasonably be expected to have a material adverse effect on Rosetta, in the case of its representations and warranties, and on Merck's ability to complete the contemplated transactions, in the case of its representations and warranties;

     - material compliance by the other with its obligations under the merger agreement; and

     - each of us having received an opinion from our respective tax counsel to the effect that the merger will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code.

     Finally, the obligations of Merck to complete the merger are subject to the condition that no litigation be pending that challenges the merger or Merck's ownership or control of Rosetta's business in any material respect or that otherwise would have a material adverse effect on Rosetta.

     We anticipate completing the merger shortly after the Rosetta special stockholders meeting is held, assuming that the Rosetta stockholders approve and adopt the merger agreement and the merger. No vote of Merck's stockholders is required in connection with this transaction.


  Termination of the Merger Agreement (See Page 44)



     We may jointly agree in writing to terminate the merger agreement at any time without completing the merger, even after the Rosetta stockholders have approved and adopted the merger agreement and the merger. In addition, the merger agreement may be terminated:



     - by either of us if the merger has not been completed by February 28, 2002;


     - by either of us if a court or other governmental agency issues a final order, decree or ruling or if a law is enacted prohibiting the merger;

     - by either of us if the other company breaches its representations or obligations under the merger agreement in a material manner and does not, if the breach is capable of cure, cure the breach within 30 days after being notified of the breach;

     - by Merck if the board of directors of Rosetta (1) refuses to affirm to Merck its recommendation of the merger to the Rosetta stockholders within 20 days of a request from Merck that it do so following the announcement of a proposal for a competing transaction from a third party, or (2) does not recommend, or withdraws or adversely modifies its recommendation, that the Rosetta stockholders vote in favor of approval and adoption of the merger agreement and the merger, or approves or recommends any proposal for a competing transaction involving Rosetta;

     - by either of us if the Rosetta stockholders fail to approve and adopt the merger agreement and the merger; or

     - by Rosetta, in order to enter into a transaction that the board of directors of Rosetta has determined, after complying with the procedures contained in the merger agreement, to be more favorable to Rosetta stockholders than the merger.


  A Termination Fee may be Payable if the Merger is not Completed (See Page 44)


     If the merger is not completed because Merck or Rosetta exercises its right to terminate the merger agreement, under certain circumstances Rosetta will be required to pay Merck a termination fee of $31.0 million.

  Restrictions on Alternative Transactions (See Page 39)


     The merger agreement prohibits Rosetta from soliciting, and subject to exceptions, restricts it from participating in, discussions with third parties or taking other actions related to alternative transactions to the merger.


COMPARISON OF RIGHTS OF MERCK STOCKHOLDERS AND ROSETTA STOCKHOLDERS (SEE PAGE
88)


     After the merger, Rosetta stockholders will become stockholders of Merck, and their rights as stockholders will be governed by New Jersey law and the certificate of incorporation and bylaws of Merck. There are some differences between Delaware law and New Jersey law and the certificate of incorporation and bylaws of Merck and Rosetta.


COMPARATIVE MARKET DATA (SEE PAGE 46)



     Shares of Merck common stock currently trade on the New York Stock Exchange and the Philadelphia Stock Exchange under the symbol "MRK," and shares of Rosetta common stock are currently quoted on the Nasdaq National Market under the symbol "RSTA." The following table presents trading information for Merck and Rosetta common stock on June 14, 2001. The table also presents the equivalent per share price of Rosetta common stock, determined by multiplying the prices of Merck common shares by 0.2352, the exchange ratio in the merger.



                                                                                                  MERCK COMMON
                                       MERCK COMMON STOCK         ROSETTA COMMON STOCK          STOCK EQUIVALENT
                                    -------------------------   -------------------------   -------------------------
                                     HIGH     LOW     CLOSING    HIGH     LOW     CLOSING    HIGH     LOW     CLOSING
                                    ------   ------   -------   ------   ------   -------   ------   ------   -------
June 14, 2001.....................  $74.02   $72.92   $73.90    $17.18   $16.90   $17.14    $17.41   $17.15   $17.38


     On the day prior to the announcement of the merger, May 10, 2001, the closing price of Merck common stock was $76.52 per share and the closing price of Rosetta common stock was $9.91 per share.

     The market prices of the shares of Merck common stock and Rosetta common stock fluctuate. The fluctuations in Merck stock will affect the value of the consideration Rosetta stockholders will receive in the merger. You should obtain current market quotations.


SUMMARY PROJECTIONS (SEE PAGE 50)



     In connection with the preparation and negotiation of the merger agreement, Rosetta provided Merck with projections of its financial performance. These projections, which are subject to risks, uncertainties, assumptions and other factors as described under "Rosetta Financial Projections," page 50, show the following revenues and net income (loss) for Rosetta for each of the fiscal years in the five-year period ending December 31, 2005 (in thousands):


                                          2001       2002       2003        2004        2005
                                        --------    -------    -------    --------    --------
Revenues..............................  $ 43,800    $63,000    $85,300    $104,200    $123,850
Net Income (loss).....................  $(22,050)   $(9,926)   $ 1,744    $ 18,426    $ 31,031

SUMMARY HISTORICAL FINANCIAL DATA


  Merck


     You should read the following selected historical financial data in conjunction with the historical financial statements and accompanying notes that Merck has included in its Annual Report on Form 10-K for the year ended December 31, 2000 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2001. The Annual Report on Form 10-K and Quarterly Report on Form 10-Q are incorporated by reference into this proxy statement/prospectus. See "Where You Can Find More Information" on page 97.


  CONSOLIDATED STATEMENT OF INCOME INFORMATION:

                                                                                                THREE MONTHS ENDED
                                                   YEARS ENDED DECEMBER 31,                         MARCH 31,
                                   ---------------------------------------------------------   --------------------
                                     1996        1997        1998        1999        2000        2000       2001
                                   ---------   ---------   ---------   ---------   ---------   --------   ---------
                                                                                                   (UNAUDITED)
                                                       (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Sales............................  $19,828.7   $23,636.9   $26,898.2   $32,714.0   $40,363.2   $8,851.4   $11,345.1
Materials and production costs...    9,319.2    11,790.3    13,925.4    17,534.2    22,443.5    4,833.4     7,046.5
Marketing and administrative
  expenses.......................    3,841.3     4,299.2     4,511.4     5,199.9     6,167.7    1,417.2     1,506.2
Research and development
  expenses.......................    1,478.3     1,683.7     1,821.1     2,068.3     2,343.8      523.6       547.4
Acquired research................         --          --     1,039.5        51.1          --         --          --
Equity (income) loss from
  affiliates.....................     (600.7)     (727.9)     (884.3)     (762.0)     (764.9)    (188.3)     (178.6)
Gains on sales of businesses.....         --      (213.4)   (2,147.7)         --          --         --          --
Other (income) expense, net......      240.8       342.7       499.7         3.0       349.0       71.5        56.1
Income before taxes..............    5,540.8     6,462.3     8,133.1     8,619.5     9,824.1    2,194.0     2,367.5
Taxes on income..................    1,659.5     1,848.2     2,884.9     2,729.0     3,002.4      694.4       710.2
Net income.......................    3,881.3     4,614.1     5,248.2     5,890.5     6,821.7    1,499.6     1,657.3
Basic earnings per common
  share..........................      $1.60       $1.92       $2.21       $2.51       $2.96       $.65        $.72
Earnings per common share
  assuming dilution..............      $1.56       $1.87       $2.15       $2.45       $2.90       $.63        $.71
Dividends declared...............    1,793.4     2,094.8     2,353.0     2,629.3     2,905.7      671.9       783.0
Dividends paid per common
  share..........................       $.71        $.85        $.95       $1.10       $1.21       $.29        $.34

  CONSOLIDATED BALANCE SHEET INFORMATION:

                                                                AS OF DECEMBER 31,                        AT
                                               ----------------------------------------------------    MARCH 31,
                                                 1996       1997       1998       1999       2000        2001
                                               --------   --------   --------   --------   --------   -----------
                                                                                                      (UNAUDITED)
                                                                         (IN MILLIONS)
Working capital..............................  $2,897.4   $2,644.4   $4,159.7   $2,500.4   $3,643.8     $2,454.9
Property, plant and equipment (net)..........   5,926.7    6,609.4    7,843.8    9,676.7   11,482.1     11,836.0
Total assets.................................  24,266.9   25,735.9   31,853.4   35,634.9   39,910.4     40,226.3
Long-term debt...............................   1,155.9    1,346.5    3,220.8    3,143.9    3,600.7      3,623.1
Stockholders' equity.........................  11,964.0   12,594.6   12,801.8   13,241.6   14,832.4     14,856.7

  Rosetta

     You should read the following selected consolidated financial data in conjunction with Rosetta's consolidated financial statements and the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this proxy statement/prospectus. Rosetta had no activity from the date of its incorporation, December 19, 1996, through December 31, 1996.

  CONSOLIDATED STATEMENTS OF OPERATIONS DATA:

                                                                                  THREE MONTHS ENDED
                                               YEARS ENDED DECEMBER 31,               MARCH 31,
                                        ---------------------------------------   ------------------
                                         1997      1998       1999       2000       2000      2001
                                        -------   -------   --------   --------   --------   -------
                                                                                     (UNAUDITED)
                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues..............................  $    --   $    --   $    983   $ 10,459   $    548   $ 4,688
                                        -------   -------   --------   --------   --------   -------
Operating expenses
  Cost of product revenue.............       --        --         --        968         --       332
  Research and development(1).........    1,369     4,823     10,793     22,282      3,286     6,852
  Marketing, general and
     administrative(1)................      859     2,289      7,197     15,885      2,950     4,649
  Stock-based compensation............       65       581      3,571      9,377      2,476     1,251
                                        -------   -------   --------   --------   --------   -------
          Total operating expenses....    2,293     7,693     21,561     48,512      8,712    13,084
                                        -------   -------   --------   --------   --------   -------
Loss from operations..................   (2,293)   (7,693)   (20,578)   (38,053)    (8,164)   (8,396)
Other income and (expenses)
  Interest income.....................      440       707        639      5,668        366     2,377
  Interest expense....................      (46)     (207)      (293)      (253)       (71)      (26)
  Other, net..........................       14        81        (82)       (63)       (26)       28
                                        -------   -------   --------   --------   --------   -------
Net loss..............................   (1,885)   (7,112)   (20,314)   (32,701)    (7,895)   (6,017)
Deemed dividend upon issuance of
  convertible preferred stock.........       --        --         --     (7,286)    (7,286)       --
                                        -------   -------   --------   --------   --------   -------
Net loss attribute to common
  stockholders........................  $(1,885)  $(7,112)  $(20,314)  $(39,987)  $(15,181)  $(6,017)
                                        =======   =======   ========   ========   ========   =======
Basic and diluted net loss per
  share...............................   $(5.29)   $(5.29)    $(5.04)    $(2.50)    $(2.77)    $(.19)
                                        =======   =======   ========   ========   ========   =======
Weighted average shares used in
  computing basic and diluted net loss
  per share...........................      356     1,344      4,030     16,010      5,473    31,623
                                        =======   =======   ========   ========   ========   =======

---------------
(1) Operating expenses exclude charges for stock-based compensation as follows:

                                                                                  THREE MONTHS ENDED
                                               YEARS ENDED DECEMBER 31,               MARCH 31,
                                        ---------------------------------------   ------------------
                                         1997      1998       1999       2000       2000      2001
                                        -------   -------   --------   --------   --------   -------
                                                                                     (UNAUDITED)
                                                               (IN THOUSANDS)
Research and development..............  $    42   $   490   $  1,496   $  3,297   $    806   $   474
Marketing, general and
  administrative......................       23        91      2,075      6,080      1,670       777
                                        -------   -------   --------   --------   --------   -------
                                        $    65   $   581   $  3,571   $  9,377   $  2,476   $ 1,251
                                        =======   =======   ========   ========   ========   =======

  CONSOLIDATED BALANCE SHEET DATA:

                                                                                          AT
                                                      AT DECEMBER 31,                  MARCH 31,
                                          ----------------------------------------    -----------
                                           1997       1998      1999        2000         2001
                                          -------    ------    -------    --------    -----------
                                                                                      (UNAUDITED)
                                                              (IN THOUSANDS)
Cash, cash equivalents and
  investments...........................  $15,347    $8,252    $19,263    $153,490      $155,658
Working capital.........................   14,902     7,115     15,451     148,869       146,271
Total assets............................   16,933    11,393     34,788     183,859       183,402
Long term obligations, less current
  portion...............................    1,036     1,344      1,389         488           374
Convertible preferred stock.............   17,001    17,001     41,432          --            --
Stockholders' equity (deficit)..........   (1,723)   (8,240)   (15,595)    168,426       164,946

                                  RISK FACTORS

     In addition to the other information included or incorporated by reference in this proxy statement/prospectus, you should carefully consider the following factors in evaluating the proposal to be voted on at the Rosetta stockholders meeting. Additional risks not presently known to Merck or that Merck currently deems immaterial may also impair Merck's business operations. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the factors set forth in this section.

RISKS RELATED TO THE MERGER TRANSACTION


 The exchange ratio for shares of Merck common stock to be received in the merger is fixed and will not be adjusted in the event of any change in Rosetta's or Merck's stock price.


     Under the merger agreement, each share of Rosetta common stock will be converted into the right to receive 0.2352 shares of Merck common stock. This exchange ratio is a fixed number and will not be adjusted in the event of any increase or decrease in the price of Merck common stock or Rosetta common stock. The prices of Merck common stock and Rosetta common stock at the closing of the merger may vary from their respective prices on the date of this proxy statement/prospectus and on the date of the special meeting. These prices may vary as a result of changes in the business, operations or prospects of Merck or Rosetta, market assessments of the likelihood that the merger will be completed, the timing of the completion of the merger, the prospects of post-merger operations, regulatory considerations, general market and economic conditions and other factors. Because the date that the merger is completed may be later than the date of the special meeting, the prices of Merck common stock and Rosetta common stock on the date of the special meeting may not be indicative of their respective prices on the date the merger is completed. We urge you to obtain current market quotations for Merck common stock and Rosetta common stock.


 The price of Merck common stock may be affected by factors different from those affecting the price of Rosetta common stock.


     Upon completion of the merger, holders of Rosetta common stock will become holders of Merck common stock. Merck's business is different from that of Rosetta, and Merck's results of operations, as well as the price of Merck common stock, may be affected by factors different than those affecting Rosetta's results of operations and the price of Rosetta common stock.

RISKS RELATED TO MERCK AND ITS BUSINESS


 Merck faces intense competition in its business, particularly in the development of successful new products and from generic drugs as patents on key products expire.


     The markets in which Merck's pharmaceutical business is conducted are highly competitive and, in many cases, highly regulated. Such competition involves an intensive search for technological innovations and the ability to market these innovations effectively. With its longstanding emphasis on research and development, Merck is well prepared to compete in the search for technological innovations. Merck is active in acquiring and marketing products through joint ventures and licenses and has been expanding its sales and marketing efforts to further address changing industry conditions. However, the introduction of new products and processes by competitors may result in price reductions and product replacements, even for products protected by patents. For example, the number of compounds available to treat diseases typically increases over time and has resulted in slowing the growth in sales of certain of Merck's products.

     In addition, particularly in the area of human pharmaceutical products, legislation enacted in all states allows, encourages or, in a few instances, in the absence of specific instructions from the prescribing physician, mandates the use of "generic" products (those containing the same active chemical as an innovator's products) rather than "brand-name" products. Governmental and other pressures toward the dispensing of generic products have significantly reduced the sales of certain of Merck's products no longer protected by patents. Several products face expiration of product patents in the United States and other countries in the near term, including Mevacor (U.S. 2001) Prinivil/Prinzide (U.S. 2000) and Vaseretic (U.S. 2001). In addition, Prilosec, which is supplied exclusively to AstraZeneca LP, will face expiration of a product patent in 2001. U.S. product patents expired in 2000 for Vasotec and Pepcid.

     Merck-Medco's pharmacy benefit management business is highly competitive. Merck-Medco competes with other pharmacy benefits managers, insurance companies and other providers of health care and/or administrators of health care programs. Merck-Medco competes primarily on the basis of its ability to design and administer innovative programs that help plan sponsors provide high-quality, affordable prescription drug care and health management services to health plan members.


  Merck's success is dependent on the development and commercialization of new products.


     The outcome of the lengthy and complex process of new product development is inherently uncertain. A candidate can fail at any stage of the process and one or more late-stage product candidates could fail to receive regulatory approval. New product candidates may appear promising in development but fail to reach the market because of the inability to obtain necessary regulatory approvals, the difficulty or excessive cost to manufacture and/or the infringement of patents or intellectual property rights of others. The development of certain other products is also subject to government regulations covering safety and efficacy in the United States and many foreign countries. There can be no assurance that a compound that is the result of any particular program will obtain the necessary regulatory approvals for it to be marketed. Furthermore, the sales of new products may prove to be disappointing and fail to reach anticipated levels.


 Increasing efforts directed at health care reform may have results that affect Merck's revenues and profitability adversely.


     In recent years, an increasing number of legislative proposals have been introduced or proposed in Congress and in some state legislatures that would effect major changes in the health care system, either nationally or at the state level. Such legislative initiatives include prescription drug benefit proposals for Medicare beneficiaries and proposed legislation which seeks to regulate pharmaceutical pricing that have been introduced in Congress. Although a reform bill has not been enacted at the federal level, some states have passed reform legislation and further federal and state developments are expected.

     Merck encounters similar regulatory and legislative issues in most of the foreign countries where it does business. The primary thrust of such governmental inquiry and action is toward determining drug safety and effectiveness, often with mechanisms for controlling the prices of prescription drugs and the profits of prescription drug companies. The European Union has adopted directives concerning the classification, labeling, advertising, wholesale distributions and approval for marketing of medicinal products for human use. Although Merck is well positioned to respond to evolving market forces, it cannot predict the outcome or effect of legislation resulting from these reform efforts.


 Initiatives to limit reimbursement of health care costs may adversely affect Merck's revenues and profitability.


     For many years, the pharmaceutical industry and the pharmacy benefits management business have been under federal and state oversight with the new drug approval system, drug safety, advertising and promotion, drug purchasing and reimbursement programs and formularies variously under review. One type of federal initiative to contain federal health care spending is the prospective or "capitated" payment systems, first implemented to reduce the rate of growth in Medicare reimbursement to hospitals. Such a system establishes in advance a flat rate for reimbursement for health care for those patients for whom the payer is fiscally responsible. This type of payment system and other cost containment systems are now widely used by public and private payers and have caused hospitals, health maintenance organizations and other customers of Merck to be more cost-conscious in their treatment decisions, including decisions regarding the medicines to be made available to their patients. Also, federal and state governments have pursued methods to directly reduce the cost of drugs for which they pay. For example, federal legislation enacted in 1990 requires Merck to pay a specified rebate for medicines reimbursed by Medicaid. Federal legislation enacted in 1992 mandates the payment of rebates similar to the Medicaid rebate to outpatient medicines purchased by certain Public Health Service entities and "disproportionate share" hospitals (hospitals meeting certain criteria). That same law mandates minimum discounts of 24% off of defined "non-federal average manufacturer price" for the Veterans' Administration, Federal Supply Schedule and certain other federal sector purchasers of medicines. Merck believes that it will continue to be able to conduct its operations, including the introduction of new drugs to the market, in this regulatory environment. However, Merck expects that government pressure on pricing and operating results will continue for the foreseeable future.

 Merck and Merck-Medco's businesses are heavily regulated. Changes in the regulatory environment both domestically and abroad could adversely affect Merck's revenues and profitability.


     The pharmaceutical industry is subject to global regulation by regional, country, state and local agencies. Of particular importance is the Food and Drug Administration in the United States, which administers requirements covering the testing, approval, safety, effectiveness, manufacturing, labeling and marketing of prescription pharmaceuticals. In many cases, the FDA requirements have increased the amount of time and money necessary to develop new products and bring them to market in the United States. Merck is subject to the jurisdiction of the FDA and various other foreign and domestic regulatory agencies and is, therefore, subject to potential administrative actions. Such actions may include seizures of products and other civil and criminal sanctions. Under certain circumstances, Merck on its own may deem it advisable to initiate product recalls.


     There are extensive federal and state regulations applicable to the practice of pharmacy and the administration of managed health care programs. Each state in which Merck-Medco operates a pharmacy has laws and regulations governing its operation and the licensing of and standards of professional practice by its pharmacists. These regulations are issued by an administrative body in each state (typically, a pharmacy board), which is empowered to impose sanctions for noncompliance. The policies and procedures of Merck comply with these regulations.

     There has been an increasing amount of focus on privacy issues in countries around the world, including the United States and the EU. In the United States, federal and state governments have pursued legislative and regulatory initiatives regarding patient privacy including recently issued federal privacy regulations concerning health information, which could affect Merck's operations, particularly at Merck-Medco.

 Merck is subject to the risk of litigation, particularly regarding intellectual property, product liability, ERISA or antitrust, that could have an adverse impact on its business.


     Merck is subject to various pending legal proceedings, principally intellectual property, product liability, claims under the Employment Retirement Income Security Act of 1974, as amended, and antitrust suits, and expects to continue to be subject to these kinds of proceedings in the future. A decision against Merck arising out of these proceedings could preclude commercialization of a product or negatively affect the profitability of existing products or services. While it is not feasible to predict the outcome of these proceedings, in the opinion of Merck, all such proceedings are either adequately covered by insurance or, if not so covered, should not ultimately result in any liability which would have a materially adverse effect on the financial position, liquidity or results of operations of Merck. There can, however, be no assurance that any future claims brought against Merck would not have an adverse effect on Merck's business or results of operations.

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

     This proxy statement/prospectus contains or incorporates by reference forward-looking statements, including information concerning possible or assumed future results of operations of Merck and Rosetta, that are subject to risks and uncertainties. These forward-looking statements are necessarily dependent upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other factors, including those set forth under "Risk Factors," "The Merger -- Background of the Merger," "The Merger -- Reasons for the Merger; Recommendations of the Rosetta Board of Directors" and "The Merger -- Opinion of Financial Advisor to Rosetta," "Rosetta's Management's Discussion and Analysis of Financial Condition and Results of Operations," "Rosetta's Management's Discussion and Analysis of Financial Condition and Results of Operations -- Risks Related to Rosetta and its Business" and those preceded by, followed by or that include the words "believes," "expects," "anticipates" or similar expressions.

     In addition, with respect to Merck, you should review the information set forth under "Cautionary Factors That May Affect Future Results" in Merck's Form 10-K for the year ended December 31, 2000. See "Where You Can Find More Information."

     Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement/prospectus, or, in the case of documents incorporated by reference, the date of those documents.

     All subsequent written and oral forward-looking statements attributable to Merck or Rosetta or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Neither Merck nor Rosetta assume any obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this proxy statement/prospectus.

                        THE SPECIAL STOCKHOLDERS MEETING

TIME AND PLACE OF THE SPECIAL MEETING; MATTERS TO BE CONSIDERED


     Rosetta's board of directors is providing this proxy statement/prospectus to you in connection with the solicitation of proxies for use at the special meeting of Rosetta stockholders and at any adjournment(s) or postponement(s) of the meeting. The special meeting is scheduled to be held at the offices of Venture Law Group, 4750 Carillon Point, Kirkland, Washington 98033, on Thursday, July 19, 2001 at 9:00 a.m., local time, for the following purposes:


          1. To approve and adopt the Agreement and Plan of Merger, dated as of May 10, 2001, by and among Merck & Co., Inc., Coho Acquisition Corp., a wholly-owned subsidiary of Merck, and Rosetta Inpharmatics, Inc. and the merger contemplated thereby of Coho Acquisition Corp. with Rosetta Inpharmatics, Inc. A copy of the merger agreement is attached to the proxy statement/prospectus as Annex A.

          2. To transact such other business as may properly come before the special meeting or any adjournment(s) or postponement(s) of the special meeting.

     The merger is described in this proxy statement/prospectus under "The Merger" and "The Merger Agreement and Related Documents."

RECORD DATE AND OUTSTANDING SHARES


     The Rosetta board has fixed June 15, 2001 as the record date for determining which Rosetta stockholders are entitled to receive notice of and vote at the special meeting. As of the record date, 32,448,619 shares of Rosetta common stock were outstanding.


     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Rosetta common stock as of the record date is necessary to constitute a quorum at the special meeting. Abstentions and broker non-votes (as described below) will be counted solely for purposes of determining whether a quorum exists. Under the applicable rules of the National Association of Securities Dealers, Inc., brokers or members who hold shares in street name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote those shares with respect to the approval of the matters to be considered at the special meeting. We refer to these as "broker non-votes." Abstentions and broker non-votes will have the effect of a vote against the adoption of the merger agreement.

REVOCABILITY OF PROXIES

     You may revoke any proxy given pursuant to this solicitation at any time before it is voted. You may do so by:

     - Filing with the secretary of Rosetta at or before the taking of the vote at the Rosetta special meeting a written notice of revocation bearing a later date than the proxy;

     - Fully executing a later dated proxy relating to the same shares and delivering it to the secretary of Rosetta at or before the taking of the vote at the Rosetta special meeting;

     - Submitting a new proxy by telephone or the Internet; or

     - Attending the Rosetta special meeting and voting in person. Your attendance at the special meeting will not in and of itself constitute a revocation of your proxy. If your shares of Rosetta common stock are held in street name, you must obtain a proxy, signed in your favor, from the institution that holds your shares in order to vote in person at the Rosetta special meeting.

     You should address all written notices of revocation and other communications with respect to the revocation of Rosetta proxies to Rosetta Inpharmatics, Inc., 12040 115th Avenue N.E., Kirkland, Washington 98034,
Attention: Secretary. If your shares are held in street name you should follow the instructions of your broker regarding revocation of proxies. A Rosetta proxy appointment will not be revoked by your death or incapacity unless, before the shares are voted, notice of your death or incapacity is filed with the Secretary of Rosetta or other person responsible for tabulating votes on behalf of Rosetta.

     YOU SHOULD NOT SEND ROSETTA COMMON STOCK CERTIFICATES WITH YOUR ROSETTA PROXY CARDS. IF THE MERGER IS COMPLETED, YOU WILL BE MAILED A TRANSMITTAL FORM WITH INSTRUCTIONS ON HOW TO EXCHANGE YOUR CURRENT STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MERCK.

VOTING AND SOLICITATION


     On all matters, each share of Rosetta common stock has one vote. The adoption of the merger agreement and the consummation of the merger will require the affirmative vote of a majority of the votes eligible to be cast by holders of Rosetta common stock issued and outstanding on June 15, 2001.


     This proxy statement/prospectus is accompanied by a proxy card. Holders of record of Rosetta common stock on the record date may submit their proxies either by telephoning the toll-free number included on the enclosed proxy card, by Internet in accordance with the instructions included on the enclosed proxy card or by returning a properly signed proxy card in the enclosed postage-paid envelope. When you use the telephone or Internet systems, the selected system will authenticate your identity. The telephone and Internet systems allow you to instruct the proxy holders how to vote your shares and to confirm that your instructions have been properly recorded. Beneficial owners of common shares of Rosetta that hold their shares through brokers, banks or other nominees will receive voting instructions from their nominee which must be followed in order to vote their shares.


     If you complete the enclosed proxy card and return it in time or vote by telephone or the Internet, your proxy holder will vote your shares according to the instructions indicated on the proxy card. Except for broker non-votes, if no contrary instructions are indicated, such proxies will be voted "FOR" approval of the merger agreement, and as determined by a majority of the Rosetta board as to any other matter that may come before the Rosetta special meeting. Those other matters may include, among other things, a motion to adjourn or postpone the Rosetta special meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise. No proxy with instructions to vote against the merger proposals, however, will be voted in favor of any adjournment or postponement of the Rosetta special meeting.



     Proxies are being solicited by and on behalf of Rosetta, and Rosetta will bear the solicitation costs. Rosetta has retained Georgeson Shareholder to assist in its solicitation of proxies from brokers, nominees, institutions and individuals.



     Georgeson Shareholder's services will include:


     - Delivering proxy materials to banks, brokerage firms and other nominees for redelivery to beneficial owners of shares Rosetta common stock;

     - Placing follow-up calls to individuals and institutions to ensure receipt of the proxy materials and to encourage them to vote; and

     - Answering routine telephone inquiries from stockholders.


     Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by the custodians, nominees and fiduciaries. Rosetta will reimburse these parties for their reasonable expenses. In addition, proxies may be solicited by directors, officers and employees of Rosetta in person or by telephone, telegram, e-mail or other means of communication, with no additional compensation will be paid for these services. Georgeson Shareholder will be paid a base fee and allowance for expenses for providing solicitation services.

     Only shares affirmatively voted for the adoption of the merger agreement, including properly signed proxy cards that do not contain voting instructions, will be counted as favorable votes for that proposal. If you abstain from voting or do not vote, either in person or by proxy, it will count as a vote against the adoption of the merger agreement. Brokers, banks or other nominees who hold shares of Rosetta common stock in street name for customers who are the beneficial owners of those shares may not give a proxy to vote those customers' shares in the absence of specific instructions from those customers.

                                   THE MERGER

BACKGROUND OF THE MERGER

     On March 20, 2001, Dr. Stephen Friend, President, Chief Executive Officer and Chairman of Rosetta met with representatives of Merck at Merck's headquarters in Whitehouse Station, New Jersey and presented certain technologies of Rosetta and various areas of potential collaboration. Dr. Anthony Ford-Hutchinson, Executive Vice President of Worldwide Research of Merck Research Laboratories, subsequently held various additional telephonic conversations with Dr. Friend between March 20 and March 30, 2001 to discuss the areas of interest for potential collaborations between Merck and Rosetta and other matters. During the course of these conversations, Dr. Ford-Hutchinson asked Dr. Friend if Rosetta would be willing to explore a relationship broader than a collaboration between the parties. Dr. Friend indicated that due to Rosetta's advanced discussions with multiple potential collaborative partners, if Merck were interested in a transaction that would be broader than a research collaboration, Merck would need to expedite the process of assessing its interest. Thereafter, representatives of Merck and Rosetta continued to have additional telephonic conversations regarding possible transactions between the two companies.

     On April 17, 2001, representatives of Merck visited Rosetta's facilities and received presentations on certain of Rosetta's scientific capabilities. Also on this date, Dr. Ford-Hutchinson met with Dr. Friend and indicated that Merck was interested in exploring the possibility of acquiring Rosetta.


     On April 18, 2001, Rosetta engaged Lazard Freres & Co. LLC to provide strategic and financial advice in connection with the potential sale of Rosetta.


     From April 17 to April 24, 2001, Dr. Friend discussed Merck's interest in acquiring Rosetta with each member of Rosetta's board of directors and with representatives of Lazard. The executive committee of Rosetta's board of directors authorized Dr. Friend to proceed with exploring Merck's interest in a potential acquisition.


     Between April 17 and 24, 2001, a number of conversations were held between various representatives of Rosetta and Merck during which the parties discussed Rosetta's willingness to review the level of Merck's interest and commitment to a potential acquisition transaction, and to ascertain whether Rosetta should expend the management time and effort necessary to entertain the possibility of a business combination transaction. Merck suggested that a potential acquisition price would be approximately $14 per share. At this time, Dr. Friend stated that any potential acquisition price would have to be higher than Rosetta's initial public offering price of $14 per share. On April 23, 2001, representatives of Merck informed Dr. Friend that Merck was optimistic that the parties could reach agreement on price and that Merck was willing to move rapidly forward in discussing a potential acquisition.



     On the morning of April 24, 2001, Rosetta's board of directors held a special meeting via teleconference to discuss Merck's interest in acquiring Rosetta. At this meeting, representatives of Lazard presented certain preliminary financial analyses with respect to the valuation of Rosetta. In addition, Rosetta's management discussed with Rosetta's board of directors its interpretation of Merck's preliminary indication of interest as implying a purchase price of $14 per share. Following an extended discussion, the board of directors authorized senior management to, among other things, attempt to negotiate a higher price before allowing Merck to proceed with due diligence. At the direction of Rosetta's board of directors, Lazard communicated to Merck that a higher price than that initially discussed by the parties would be required for Rosetta to enter into further negotiations with Merck regarding a potential transaction, and that the consideration would need to be Merck common stock.


     During the afternoon of April 24, 2001, representatives of Merck and J.P. Morgan Securities Inc., Merck's financial advisor, indicated to Lazard that Merck would be willing to offer up to $18 per share of Rosetta common stock payable in Merck common stock, valued as of the signing of a definitive agreement. Merck's indication of interest was conditioned on certain stockholders of Rosetta entering into voting and option agreements, certain employees entering into employment agreements to be effective upon consummation of a transaction, and the inclusion in any definitive agreement of termination fee and non-solicitation provisions. Merck's proposal was also conditioned upon Rosetta providing Merck with an exclusivity period and a grant of a non-exclusive license to Merck with respect to specified intellectual property of Rosetta to be effective upon the signing of a definitive agreement. Lazard then provided Rosetta's management with a detailed summary of their discussions with Merck and J.P. Morgan.

     On the evening of April 24, 2001, Rosetta's board of directors again held a special meeting via teleconferenece to further discuss Merck's possible interest in a merger, including the fact that Merck had agreed to pay $18 per share payable in Merck common stock, as well as details on the conditions to Merck's indication of interest described above, which Rosetta's management had previously conveyed to the board of directors. At this meeting, Rosetta's board of directors also authorized officers of Rosetta to (i) allow Merck to engage in a due diligence review of Rosetta, (ii) conduct a due diligence review of Merck's business operations and prospects, (iii) negotiate and enter into a non-disclosure agreement with Merck, and (iv) negotiate the terms of an exclusivity agreement with Merck.

     Between April 24 and April 26, 2001, representatives of Lazard and J.P. Morgan had numerous telephone conversations to discuss timing and potential terms of a transaction between Rosetta and Merck including, among others, price, form of consideration, structure of the transaction, termination and non-solicitation provisions, stockholder voting and option agreements, employment agreements, licensing arrangements, the treatment of outstanding options to purchase Rosetta common stock and an exclusivity period.

     On the afternoon of April 26, 2001, Rosetta's board of directors held a special meeting via teleconference to ratify and confirm the terms of the exclusivity agreement between Rosetta and Merck entered into earlier in the day. Also on April 26, 2001, in accordance with its obligations under the exclusivity agreement, Rosetta notified certain potential collaboration partners with which it was then currently in discussions that Rosetta would have to immediately cease further negotiations with regard to such collaborations. Early in the evening of April 26, 2001, Merck and Rosetta finalized their agreement regarding nondisclosure issues.

     Between April 27 and May 10, 2001, representatives of Rosetta and Merck, together with their respective legal and financial advisors, held numerous meetings and teleconferences to discuss and review Rosetta's business, Merck's due diligence investigation, and various other legal, financial and regulatory issues.

     On May 2, 2001, Merck's legal advisors delivered a draft merger agreement and stockholder voting and option agreements to Rosetta and its advisors. From May 2 through May 10, 2001, representatives of Rosetta and Merck, together with their respective legal and financial advisors, held a series of discussions concerning mutually acceptable terms for the merger and the stockholder voting and option agreements. Merck also engaged in discussions with various employees of Rosetta with respect to the terms of the employment agreement that would govern their employment upon consummation of the merger.

     On May 9, 2001, Rosetta's board of directors held a special meeting via teleconference to review the status of negotiations and the terms and conditions of the proposed merger and the voting and option agreements. Outside counsel and representatives of Lazard presented a detailed review of the terms of the proposed merger agreement and stockholder voting and option agreements.

     On May 10, 2001, Rosetta's board of directors met with senior management and Rosetta's legal and financial advisors at a special meeting of the board of directors held via teleconference to discuss the status of the negotiations with Merck, Rosetta's due diligence review of Merck and the directors' comments on the draft of the merger agreement and stock option and voting agreement. After senior management provided its views of the merger and related matters, a representative of Lazard presented their analyses of various items of information to serve as the basis for the board of directors evaluating the proposed exchange ratio and orally informed the board of directors of its opinion (subsequently confirmed in writing) that, as of such date, the exchange ratio to be offered to the holders of Rosetta common stock (other than the stockholders who entered into voting and option agreements) in the merger was fair to such stockholders from a financial point of view.

See "The Merger -- Opinion of Financial Advisor to Rosetta." Lazard also responded to questions raised by members of Rosetta's board of directors regarding its analysis and opinion. Following the presentation, Rosetta's board of directors engaged in a full discussion of the terms of the proposed merger, including the strategic benefits of the merger, the terms and conditions of the proposed merger agreement, including the licensing arrangement, the stockholder voting and option agreements, the employment agreements required by Merck as a condition to signing the merger agreement, and the analysis and opinion of Lazard. Rosetta's board of directors then concluded (by the unanimous vote of the directors) that the merger agreement is fair to, and in the best interests of, Rosetta and its stockholders. Accordingly, on May 10, 2001, Rosetta's board of directors approved the merger, the merger agreement and licensing arrangement, and the voting and option agreements and related agreements, and authorized management to proceed with the execution of the merger documents.

     The merger agreement was signed by all parties late in the evening of May 10, 2001. Thereafter, prior to the commencement of trading on the Nasdaq National Market on May 11, Rosetta and Merck issued a joint press release announcing the execution of the merger agreement and the stockholder voting and option agreements.

REASONS FOR THE MERGER; RECOMMENDATIONS OF THE ROSETTA BOARD OF DIRECTORS

     The following discussion of Rosetta's reasons for the merger contains a number of forward-looking statements that reflect the current views of Rosetta with respect to future events that may have an effect on its future financial performance. Forward-looking statements are subject to risks and uncertainties. Actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Cautionary statements that identify important factors that could cause or contribute to differences in results and outcomes include those referred to in "Cautionary Statement Concerning Forward-Looking Statements," "Risk Factors" and "Rosetta's Management's Discussion and Analysis of Financial Condition and Results of
Operations -- Risks Related to Rosetta and its Business."


     At the special meeting of Rosetta's board of directors held on May 10, 2001, the directors voted unanimously to approve and declare advisable the merger agreement and the stockholder voting and option agreements and the other transactions contemplated by the merger agreement, to direct that the adoption of the merger agreement be submitted to a vote of Rosetta's stockholders and to recommend that Rosetta's stockholders vote to adopt the merger agreement. In the course of reaching its decision to enter into the merger agreement and the voting and option agreements, Rosetta's board of directors consulted with its senior management, outside legal counsel and financial advisor, reviewed a significant amount of information and considered a number of factors, the most relevant of which include the following:



     - Merck's business reputation and global activities, together with its research and marketing capabilities and reputation, which Rosetta's board of directors believes places Merck in a strong position to optimize the value of Rosetta's business and technology and to reflect that value in the price paid to the stockholders in the merger.


     - That by combining complementary operations, the combined company would have better opportunities for future growth.

     - The opportunity for Rosetta's stockholders to participate in a larger, more diversified organization and to benefit from the potential appreciation in the value of Merck's common stock.

     - Information concerning the business, earnings, operations, competitive position and prospects of Rosetta and Merck both individually and on a combined basis.

     - The opportunity for Rosetta stockholders to receive a significant premium over the existing market price for shares of Rosetta's common stock prior to the announcement of the merger and an even larger premium over the average market price for shares of Rosetta's common stock over the thirty days preceding the announcement.

     - Information on the historical trading ranges of Rosetta's common stock and Merck's common stock.

     - The review of, and discussions with, Rosetta senior management, legal and financial advisors regarding certain business, financial, legal and accounting aspects of the merger, the results of the legal and financial due diligence and a review of the terms and conditions to the merger.



     - The opinion of Rosetta's financial advisor that, as of May 10, 2001, and subject to the assumptions and limitations set forth in the fairness opinion, the exchange ratio was fair, from a financial point of view, to the holders of the outstanding shares of Rosetta's common stock (other than the stockholders who entered into voting and option agreements), and the financial presentation made by Rosetta's financial advisor to the board of directors of Rosetta in connection with the delivery of its opinion.


     - The potential strategic and financial alternatives to the merger available to Rosetta which could specifically facilitate its efforts to move to the next stage of development, beyond providing tools and software and into direct involvement with drug discovery.

     - The possibility, as alternatives to the merger, of seeking to acquire another company, seeking to engage in one or more joint ventures, seeking to raise additional capital, or seeking to engage in a business combination with an organization other than Merck.

     - The likely impact of the merger on Rosetta's employees and customers.

     - The expected effect of the merger on Rosetta's existing relationships with third party collaborators, including Agilent Technologies, Inc.

     - The interests that certain executive officers and directors of Rosetta may have with respect to the merger, in addition to their interests as stockholders of Rosetta generally, as described in "The
       Merger -- Interests of Board of Directors and Executive Officers of Rosetta in the Merger."

     - The fact that Rosetta may terminate the merger agreement upon receipt of a superior acquisition proposal, subject to the payment of specified termination fees.

     - The fact that the parties intended for the merger to qualify as a tax-free transaction for U. S. federal income tax purposes (except for tax resulting from any cash received for fractional shares by the holders of Rosetta's common stock) which would permit Rosetta's stockholders to receive Merck common stock in a tax-free exchange.

     Rosetta's board of directors also considered a number of potentially negative factors in its deliberations concerning the merger. The negative factors considered by the board of directors of Rosetta included:

     - The risk that the merger would not be completed in a timely manner or at all.

     - The possible negative effects of the public announcement of the merger on Rosetta's sales, relationships with customers, research collaborators, suppliers and employees, and operating results.

     - The fact that Rosetta stockholders will not receive the full benefit of any future growth in the value of their equity that Rosetta may have achieved as an independent company, and the potential disadvantage to Rosetta stockholders in the event that Merck does not perform as well in the future as Rosetta may have performed as an independent company.

     - The substantial management time and effort that will be required to consummate the merger and integrate the operations of the two companies.

     - The possibility that certain provisions of the merger agreement, including, among others, the no solicitation and termination fee payment provisions of the merger agreement, the fact that certain officers, directors and significant stockholders of Rosetta executed stockholder voting and option agreements and the license granted to Merck regarding certain Rosetta technology, would likely have the effect of discouraging other persons potentially interested in merging with or acquiring Rosetta from pursuing such an opportunity.

     - The other risks and uncertainties discussed above under "Risk Factors."

     The foregoing discussion of the information and factors considered by the board of directors of Rosetta is not intended to be exhaustive. In view of the wide variety of the material factors considered in connection with the evaluation of the merger and the complexity of these matters, the board of directors of Rosetta did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered. In addition, the board of directors of Rosetta did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the board of directors of Rosetta, but rather the board of directors of Rosetta conducted an overall analysis of the factors described above, including discussions with and questioning of Rosetta's senior management, and legal and financial advisors. In considering the factors described above, individual members of the board of directors of Rosetta may have given different weight to different factors.


     THE BOARD OF DIRECTORS OF ROSETTA HAS CONCLUDED THAT THE MERGER AND THE MERGER CONSIDERATION ARE FAIR AND IN THE BEST INTERESTS OF THE STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT.

OPINION OF FINANCIAL ADVISOR TO ROSETTA


     Under a letter agreement, dated April 18, 2001, Rosetta retained Lazard Freres & Co. LLC to act as its financial advisor. As part of this engagement, the board of directors of Rosetta requested that Lazard evaluate the fairness, from a financial point of view, to the holders of Rosetta common stock (other than the holders that entered into voting and stock option agreements with Merck) of the exchange ratio to be offered to such holders in the merger. On May 10, 2001, Lazard delivered to the board of directors of Rosetta its oral opinion that, as of that date, the exchange ratio to be offered to the holders of Rosetta common stock (other than the holders that entered into voting and stock option agreements with Merck) in the merger was fair from a financial point of view to such holders. Lazard later confirmed its oral opinion by delivering a written opinion dated May 10, 2001, which stated the considerations and assumptions upon which its opinion was based.


     THE FULL TEXT OF THE LAZARD OPINION IS ATTACHED HERETO AS ANNEX C AND IS INCORPORATED HEREIN BY REFERENCE. THE DESCRIPTION OF THE LAZARD OPINION SET FORTH HEREIN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE LAZARD OPINION SET FORTH IN ANNEX C. ROSETTA STOCKHOLDERS ARE URGED TO READ THE LAZARD OPINION IN ITS ENTIRETY FOR A DESCRIPTION OF THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND QUALIFICATIONS AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY LAZARD IN CONNECTION THEREWITH. LAZARD'S WRITTEN OPINION IS DIRECTED TO THE ROSETTA BOARD AND ONLY ADDRESSES THE FAIRNESS OF THE EXCHANGE RATIO FROM A FINANCIAL POINT OF VIEW AS OF THE DATE OF THE OPINION. LAZARD'S WRITTEN OPINION DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY ROSETTA STOCKHOLDER AS TO HOW THE STOCKHOLDER SHOULD VOTE ON ANY MATTER RELATING TO THE MERGER AT ANY MEETING OF ROSETTA STOCKHOLDERS HELD FOR THE PURPOSE OF CONSIDERING THE MERGER. THE FOLLOWING IS ONLY A SUMMARY OF THE LAZARD OPINION. STOCKHOLDERS ARE URGED TO READ THE ENTIRE OPINION.

     In the course of performing its review and analysis for rendering its opinion, Lazard, among other things:

     - reviewed the financial terms and conditions of the merger agreement;

     - analyzed certain historical business and financial information relating to Rosetta and Merck;

     - reviewed various financial forecasts and other data provided to Lazard by Rosetta relating to its business;

     - held discussions with members of the senior management of Rosetta with respect to the business, prospects and the strategic objectives of Rosetta;

     - held discussions with members of the senior management of Merck with respect to the business, prospects and the strategic objectives of Merck and analyzed financial projections for Merck that were not provided by Merck, but were contained in certain securities analysts' research reports that were recommended for review by management of Merck;

     - reviewed public information with respect to certain other companies in lines of business Lazard believed to be generally comparable to the businesses of Rosetta and Merck;

     - reviewed the financial terms of certain business combinations involving companies in lines of business Lazard believed to be generally comparable to those of Rosetta;

     - reviewed the historical stock prices and trading volumes of Rosetta common stock and Merck common stock; and

     - conducted such other financial studies, analyses and investigations as were deemed appropriate.

     Lazard relied upon the accuracy and completeness of all information publicly available or reviewed by or discussed with Lazard. Lazard did not assume any responsibility for any independent verification of such information or any independent valuation or appraisal of any assets or liabilities of Rosetta or Merck, or concerning the solvency of, or issues relating to solvency concerning, Rosetta or Merck. Lazard also relied upon the advice of management of Rosetta that the financial forecasts and other information that were provided to or discussed with Lazard were reasonably prepared based on the best currently available estimates and judgments of Rosetta management as to the future financial performance of Rosetta. Lazard assumed no responsibility for and expressed no view as to such forecasts or the assumptions on which they were based.

     Lazard also assumed, with Rosetta's consent, that the merger would be completed according to the terms of the merger agreement, without waiver of any material term or condition contained in that agreement, and that the merger would be accounted for as a purchase under U.S. generally accepted accounting principles and would qualify as a tax-free reorganization for U.S. federal income tax purposes. In addition, Lazard assumed that obtaining the necessary regulatory approvals for the merger would not have an adverse effect on Rosetta and Merck.

     Lazard was not asked to consider, and Lazard's opinion did not address, the relative merits of the merger, any alternative potential transactions or Rosetta's underlying decision to effect the merger. Lazard noted that in arriving at its opinion it was not asked to solicit, and did not solicit, interest from any party with respect to the acquisition of Rosetta or any of its assets. Lazard also noted that its opinion was necessarily based upon information available, and economic, monetary, stock market and other conditions existing and disclosed, to Lazard as of the date of its opinion. In addition, Lazard noted that it expressed no opinion or view with respect to the licenses to be granted by Rosetta to Merck and its affiliates pursuant to the merger agreement or with respect to any voting and stock option agreement entered into by certain stockholders.

     The following is a brief summary of the material financial and comparative analyses which Lazard deemed to be appropriate for this type of transaction and that were performed by Lazard in connection with providing to, and reviewing with, the board of directors of Rosetta its oral opinion, subsequently confirmed in writing, at the meeting of the board of directors of Rosetta on May 10, 2001.

     COMPARABLE PUBLICLY TRADED COMPANIES ANALYSIS. Lazard performed a comparable public companies analysis based on various financial multiples of selected comparable companies in the biotechnology industry in order to derive a range of implied per share values for Rosetta common stock. In performing this analysis, Lazard reviewed certain financial information for Rosetta and compared such information to corresponding financial information, ratios and public market multiples for fifteen (15) other biotechnology companies Lazard deemed to be comparable, based on similarities in technology, development and market capitalization, to Rosetta. The companies included in this analysis were:

      - Affymetrix, Inc.
      - Caliper Technologies Corp.
      - Celera Genomics Group of Applera Corp.
      - DeCODE Genetics, Inc.
      - Exelixis, Inc.
      - Gemini Genomics, Inc.
      - Genaissance Pharmaceuticals, Inc.
      - Gene Logic Inc.
      - Incyte Genomics, Inc.
      - Lexicon Genetics Incorporated
      - LION Biosciences AG
      - Nanogen, Inc.
      - Orchid Biosciences, Inc.
      - Paradigm Genetics, Inc.
      - Sequenom, Inc.

     Using publicly available information, Lazard calculated the following multiples for the aforementioned comparable companies:

                                                     LOW     MEDIAN    MEAN      HIGH
                                                    -----    ------    -----    ------
Enterprise value as a multiple of
  2001E revenues..................................  2.66x    7.73x     8.95x    17.21x
  2002E revenues..................................  1.53x    4.15x     4.91x    12.53x
  2003E revenues..................................  1.00x    2.63x     3.38x     9.71x

     Using the multiples calculated in the comparable companies analysis, Lazard derived a range of implied per share values of $7.40 to $27.53 for Rosetta common stock.

     SELECTED PRECEDENT TRANSACTION ANALYSIS. Lazard performed a selected precedent transactions analysis in order to derive a range of implied per share values for Rosetta common stock based on transaction values expressed as multiples of various financial measures in selected transactions. Using publicly available information, Lazard reviewed and analyzed certain financial and operating data relating to the following precedent transactions which involved biotechnology companies having platform technologies and that had transaction values that ranged from $100 million to $1.5 billion:

     - Vertex Pharmaceuticals Incorporated/Aurora Biosciences Corporation

     - Evotec BioSystems AG/Oxford Asymmetry International, Inc.
     - Pharmacia & Upjohn, Inc./SUGEN Inc.

     - Amersham Pharmacia Biotech, Inc./Molecular Dynamics, Inc.

     - Arris Pharmaceutical Corporation/Sequana Therapeutics, Inc.

     - Novartis, Inc./SyStemix Inc.

     - Glaxo plc/Affymax N.V.

     Lazard compared, among other things, the transaction value of the selected precedent transactions as a multiple of last twelve months ("LTM") revenues:

                                                    LOW     MEDIAN     MEAN      HIGH
                                                   -----    ------    ------    ------
Transaction value as a multiple of LTM
  revenues.......................................  6.37x    18.28x    23.37x    52.93x

     Based on the LTM revenues multiples from the selected precedent transactions, Lazard derived a range of implied per share values of $6.44 to $20.63 for Rosetta common stock.

     PREMIUMS PAID ANALYSIS. Lazard performed a premiums paid analysis based on premiums paid in the selected precedent transactions. Using publicly available data, Lazard calculated the following premium percentages paid in the selected precedent transactions:

           PERCENT STOCK PREMIUM BEFORE TRANSACTION ANNOUNCEMENT DATE

                                                         LOW     MEDIAN    MEAN    HIGH
                                                         ----    ------    ----    -----
1 Day Before...........................................  34.8%    36.7%    47.4%    77.3%
1 Week Before..........................................  46.4%    48.5%    54.7%    76.5%
1 Month Before.........................................  23.4%    61.8%    61.6%   100.0%

     Using the range of premiums in the selected precedent transactions, Lazard derived a range of implied per share values of $12.49 to $16.85 for Rosetta common stock.

     DISCOUNTED CASH FLOW ANALYSIS. Lazard performed a discounted cash flow analysis in order to derive a range of implied per share values for Rosetta common stock based on the present value of expected future cash flows of Rosetta. The discounted cash flow analysis was based upon a range of exit multiples of 2005E sales from 5.0x to 10.0x and a range of discount rates from 20% to 30%. This range of discount rates is based on a weighted average cost of capital analysis from comparable publicly traded companies. Using this analysis, Lazard derived a range of implied per share values of $9.66 to $20.02 for Rosetta common stock.

     CONTRIBUTION ANALYSIS. Lazard performed a contribution analysis in order to evaluate the percentage contribution of each of Rosetta and Merck to the combined company on a pro forma basis. Lazard calculated the relative contribution by both Rosetta and Merck to the combined company with respect to certain projected financial data for Rosetta and Merck, including revenues, earnings before interest and taxes (EBIT) and net income, and compared these results to the pro forma equity ownership of 0.34% by Rosetta and 99.66% by Merck of the combined company (based on the transaction value of Rosetta and the fully diluted public equity value of Merck).

     The following table illustrates the relative contribution of both Rosetta and Merck to the combined company:

                                                              ROSETTA    MERCK
                                                              -------    -----
REVENUES:
  2001E.....................................................   0.09%     99.91%
  2002E.....................................................   0.12%     99.88%
  2003E.....................................................   0.15%     99.85%
  2004E.....................................................   0.16%     99.84%
  2005E.....................................................   0.18%     99.82%
EBIT:
  2001E.....................................................     NM         NM
  2002E.....................................................     NM         NM
  2003E.....................................................     NM         NM
  2004E.....................................................   0.06%     99.94%
  2005E.....................................................   0.12%     99.88%
NET INCOME:
  2001E.....................................................     NM         NM
  2002E.....................................................     NM         NM
  2003E.....................................................   0.02%     99.98%
  2004E.....................................................   0.18%     99.82%
  2005E.....................................................   0.27%     99.73%
EQUITY VALUES...............................................   0.34%     99.66%

     HISTORICAL EXCHANGE RATIO ANALYSIS. Lazard reviewed the implied exchange ratio of shares of Rosetta common stock to shares of Merck common stock based on the closing prices of the shares from the initial public offering of Rosetta in August 2000 through May 10, 2001 (the last trading day prior to the announcement of the merger).

     The following table illustrates the implied exchange ratio on the dates or for the periods indicated:

                                               IMPLIED EXCHANGE
                                                 RATIO AS OF             AVERAGE IMPLIED EXCHANGE RATIO FROM
                                    MERGER    ------------------   -----------------------------------------------
                                   EXCHANGE              8/3/00     4/12/01     3/15/01     2/15/01      8/3/00
                                    RATIO     5/10/01   (AT IPO)   (30 DAYS)   (60 DAYS)   (90 DAYS)   (SINCE IPO)
                                   --------   -------   --------   ---------   ---------   ---------   -----------
Exchange Ratio...................  0.2352x    0.130x     0.238x     0.119x      0.114x      0.112x       0.218x

     Lazard performed a variety of financial and comparative analyses solely for the purpose of providing its opinion to the Rosetta board of directors that the exchange ratio to be offered to the holders of Rosetta common stock (other than the holders that entered into voting and stock option agreements with Merck) is fair from a financial point of view. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to a partial analysis or summary description. Accordingly, notwithstanding the separate analyses summarized above, Lazard believes that its analyses must be considered as a whole and that selecting portions of the analyses or factors considered by it, without considering all such factors or analyses, or attempting to ascribe relative weights to some or all such analyses and factors could create an incomplete view of the evaluation process underlying the Lazard opinion.

     In its analyses, Lazard made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Rosetta and Merck. The estimates contained in these analyses and the valuation ranges resulting from any particular analysis do not necessarily indicate actual values or predict future results or values, which may be significantly more or less favorable than those suggested by these analyses. Lazard did not assign any specific weight to any of the analyses described above and did not draw any specific conclusions from or with regard to any one method of analysis. In addition, analyses relating to the value of the businesses or securities are not appraisals and do not reflect the prices at which the businesses or securities may actually be sold or the prices at which their securities may trade. As a result, these analyses and estimates are inherently subject to substantial uncertainty.

     No company or transaction used in any of the analyses is identical to Rosetta, Merck or the merger. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning financial and operating characteristics of Rosetta and Merck and other factors that could affect the public trading values or the announced merger transaction values, as the case may be, of the companies to which they are being compared. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable transaction data or comparable company data.

     Lazard's opinion and financial analyses were not the only factors considered by the Rosetta board of directors in its evaluation of the merger and should not be viewed as determinative of the views of the Rosetta board of directors or Rosetta's management. Lazard has consented to the inclusion of and references to its opinion in this proxy statement/prospectus.


     Under the terms of Lazard's engagement, Rosetta has agreed to pay Lazard an advisory fee of approximately $6.0 million. A substantial portion of this fee will not be paid unless and until the merger is completed. Rosetta has agreed to reimburse Lazard for travel and other out-of-pocket expenses incurred in performing its services, including the fees and expenses of its legal counsel. In addition, Rosetta agreed to indemnify Lazard against certain liabilities, including liabilities under the federal securities laws relating to or arising out of Lazard's engagement.

     Lazard is an internationally recognized investment banking firm and is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for real estate, corporate and other purposes. In the ordinary course of its business, Lazard and its affiliates may from time to time effect transactions and hold securities, including derivative securities, of Rosetta or Merck for its own account and for the account of Lazard's customers. Lazard was selected to act as investment banker to Rosetta because of its expertise and its reputation in investment banking and mergers and acquisitions and a strong presence in the healthcare industry.

INTERESTS OF BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF ROSETTA IN THE MERGER

     Stockholders should be aware that certain officers, directors and stockholders of Rosetta have interests in the merger or arrangements that are different from, or in addition to, their interests as stockholders of Rosetta generally. As a result of these arrangements, the directors, executive officers and interested stockholders of Rosetta could be more likely to vote in favor of recommending approval of the merger and the merger agreement than if they did not hold an interest in these arrangements. These arrangements include:

  Interests in Common Stock and Options

     All options to purchase shares of Rosetta, including those held by any officer or director of Rosetta, will be assumed by Merck and will become options to acquire Merck common stock after the merger, with the number of shares subject to the option and the option exercise price to be adjusted according to the exchange ratio of 0.2352 shares of Merck common stock for each share of Rosetta common stock. Pursuant to the pre-existing terms of Rosetta's stock option plans and agreements, the vesting under most of these options will be accelerated upon the completion of the merger, so that 50% of the then unvested shares will become vested in accordance with the terms of such option agreements and the applicable option plan. In addition, if an option holder is terminated within 12 months of consummation of the merger, such holder's remaining unvested options will accelerate and become fully vested.

     Pursuant to the pre-existing terms of Rosetta's 2000 Directors' Stock Option Plan and individual stock option agreements, upon consummation of the merger, all unvested options granted under the 2000 Directors' Stock Option Plan will accelerate and become fully vested. All options of non-employee directors of Rosetta that would under their current terms expire 90 days after completion of the merger will instead survive for two years after completion of the merger.

  Employment and Severance Arrangements

     In connection with the execution of the merger agreement, Merck entered into employment agreements with seven Rosetta employees contingent upon the closing of the merger. All agreements have a three year term beginning on the date of the closing. Thereafter, all employees' employment continues on at "at-will" basis. All agreements provide termination arrangements, parachute limitations, inaugural stock option grants and 2002 stock option grants on the terms described below with respect to Dr. Friend, except as otherwise provided below. In addition, all agreements extinguish any severance arrangements the employees may have had with Rosetta.

     The agreement for Dr. Stephen Friend provides that as of closing, Dr. Friend will become President, Rosetta & Vice President Basic Research, Merck Research Laboratories, and his base salary will begin at $275,000 per year, to be reviewed annually. He will receive a guaranteed bonus under Merck's annual incentive plan that will not be less than $100,000 for the payment made in March of 2002. In March of 2003 and 2004, the bonus under Merck's annual incentive plan will not be less than $110,000 and $120,000, respectively.


     Effective as of the date of the closing, Dr. Friend is to receive an inaugural stock option grant to purchase 10,000 shares of Merck common stock under the Merck & Co., Inc. 2001 Incentive Stock Plan with an exercise price equal to 100% of the fair market value of the shares determined on the date of the closing. Fifty percent of the inaugural stock option grant vests on the closing's third anniversary and the remainder vests on its fourth anniversary, in each case so long as Dr. Friend is employed by Merck at such time. Dr. Friend also will be recommended to receive an option to purchase not less than 15,000 shares of Merck common stock under the 2001 incentive stock plan at the same time that annual grants are made in 2002, on the same terms and conditions then in effect for other annual grants to similarly situated employees.

     If Dr. Friend relocates to the Pennsylvania/New Jersey area within 12 months of consummation of the merger, Dr. Friend will receive relocation assistance commensurate with the relocation package provided to other senior executives of Merck.


     The agreement provides termination arrangements as follows: if Dr. Friend's employment is terminated during the employment term by Merck without Cause or by Dr. Friend for Good Reason (each as defined in the agreement), Dr. Friend is to receive the following: (1) a severance payment equal to the larger of (x) the remainder of base salary through to the end of the employment term calculated at the salary in effect on the date employment terminates plus any unpaid bonus(es) under the annual incentive plan or (y) one year's pay at the base salary in effect on the date employment terminates plus any unpaid bonus(es) under the annual incentive plan; (2) the inaugural stock option grant will vest in its entirety on the day before employment so terminates and will expire unless exercised by 11:59 p.m. on the day before the same day of the third month after the date of the termination; and (3) provided that he is eligible for and timely elects to continue medical coverage in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, Merck will pay the applicable COBRA premiums until the earlier of (x) the date which is the later of (I) the end of the employment term and (II) the first anniversary of such termination; and (y) the date COBRA coverage otherwise terminates as provided by law.


     The agreement provides a "parachute limitation" as follows: if any payment or benefit provided under the agreement constitutes a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended and but for this limitation would be subject to the excise tax imposed by Section 4999 of the Code (or any successor Code section or corresponding provision of state income tax law), then such payment or benefit will be either delivered in full, or delivered to such lesser extent which would result in no portion of such payment or benefit being subject to excise tax under Code Section 4999, whichever amount, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Code Section 4999, results in the receipt by Dr. Friend on an after-tax basis of the greater amount of such payment or benefit notwithstanding that all or some portion of such benefits may be taxable under Code Section 4999.

     Except as described below, the agreements between Merck and the other employees are substantially similar to Dr. Friend's agreement. However, only Dr. Friend's agreement provides for reimbursement of relocation costs. The agreement for Dr. Mark S. Boguski identifies him as Rosetta's Senior Vice President, Genomics and provides that his base salary will begin at $218,750 per year, to be reviewed annually. His guaranteed bonus under Merck's annual incentive plan will not be less than $80,000, $90,000 and $100,000 for the payments made in March of 2002, 2003 and 2004, respectively. He will receive an inaugural stock option grant to purchase 8,000 shares of Merck common stock and will be recommended for a 2002 stock option grant of 10,000 shares of Merck common stock.

     The agreement for Mr. John J. King II identifies him as Rosetta's Senior Vice President, Chief Operating Officer and provides that his base salary will begin at $218,750 per year, to be reviewed annually. His guaranteed bonus under Merck's annual incentive plan will not be less than $80,000, $90,000 and $100,000 for the payments made in March of 2002, 2003 and 2004, respectively. He will receive an inaugural stock option grant to purchase 8,000 shares of Merck Common stock and will be recommended for a 2002 stock option grant of 10,000 shares of Merck common stock.

     The agreement for Dr. Roland Stoughton identifies him as Rosetta's Senior Vice President, Informatics and provides that his base salary will begin at $175,000 per year, to be reviewed annually. His guaranteed bonus under Merck's annual incentive plan will not be less than $40,000, $45,000 and $50,000 for the payments made in March of 2002, 2003 and 2004, respectively. He will receive an inaugural stock option grant to purchase 3,250 shares of Merck Common stock and will be recommended for a 2002 stock option grant of 4,500 shares of Merck Common stock.

     Merck also entered into employment agreements with Dr. Peter Linsley, Ms. Deborah Kessler and Dr. Dan Shoemaker, none of whom are currently executive officers of Rosetta.

  Vulcan License and Collaboration Agreements


     Rosetta entered into a collaboration agreement on May 10, 2001 with Vulcan Northwest Inc. for the creation of gene expression data and the analysis and interpretation of such data. Vulcan also agreed to purchase the Rosetta Resolver Gene Expression Data Analysis System and licensed the Rosetta Resolver Software and licensed certain third-party software provided by Rosetta. Vulcan Northwest Inc. is an affiliate of Vulcan Ventures Inc., which owns approximately 11.7% of Rosetta's outstanding common stock. Ruth Kunath, one of Rosetta's directors, is a Biotechnology Portfolio Manager of Vulcan Ventures Inc.


  Voting and Stock Option Agreements

     In connection with the merger agreement, certain executive officers, directors and significant stockholders of Rosetta entered into voting and stock option agreements with Merck and Rosetta. See "The Merger Agreement and Related Documents -- Voting and Stock Option Agreements."

  Indemnification and Insurance

     Directors and executive officers of Rosetta have customary rights to indemnification against certain liabilities under Delaware law and the charter documents and bylaws of Rosetta. In addition, pursuant to the merger agreement, Merck has certain ongoing obligations to indemnify, and maintain insurance on behalf of, the directors and executive officers of Rosetta with respect to certain liabilities. See "The Merger Agreement and Related
Documents -- Covenants."

  Continuation of Rosetta Employee Benefits and Plans

     Following consummation of the merger, Merck has agreed to provide generally to officers and employees of Rosetta and its subsidiaries employee benefits under employee benefit plans on terms and conditions which are substantially similar to those provided by Rosetta and its subsidiaries on the date of the merger agreement or to those Merck provides to its officers and employees. See "The Merger Agreement and Related Documents -- Additional Agreements."

ACCOUNTING TREATMENT

     The merger will be accounted for by Merck under the purchase method. Accordingly, the results of operations of Rosetta will be reflected in Merck's consolidated results for periods from the date that the merger is consummated. In addition, the aggregate purchase price of the acquisition (including the value of Merck common shares issued, and equivalent stock options assumed by Merck, as well as direct costs of the acquisition) will be allocated based upon the fair values of the assets acquired and liabilities assumed. Any excess purchase price will be recorded as goodwill. Under current generally accepted accounting principles in the United States, goodwill is amortized on a straight line basis over its appropriate useful life; however, under proposed changes to the accounting rules, goodwill would no longer be amortized but instead reviewed periodically for impairment.

DESCRIPTION OF MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a description of material United States federal income tax consequences of the merger. Our description is not a comprehensive description of all of the tax consequences that may be relevant to you. For example, we have not described tax consequences that arise from rules that apply only to some classes of taxpayers. We also have not described tax consequences that generally are assumed to be known by investors. Our description is based upon the Internal Revenue Code, the regulations of the

United States Treasury Department, and court and administrative rulings and decisions in effect on the date of this proxy statement/prospectus, all of which are subject to change, possibly retroactively, and any change could affect the continuing validity of this description.

     We assume that stockholders hold their shares of Rosetta stock as a capital asset and do not address the tax consequences that may be relevant to a particular stockholder in light of their individual circumstances or to stockholders who are subject to special treatment under some United States federal income tax laws, such as:

     - banks;

     - tax-exempt organizations;

     - insurance companies;

     - mutual funds;

     - traders in securities who elect to apply a mark-to-market method of accounting;

     - dealers in securities or foreign currencies;

     - Rosetta stockholders who received their Rosetta stock through the exercise of employee stock options or otherwise as compensation;

     - Rosetta stockholders who are not U.S. persons; and

     - Rosetta stockholders who held Rosetta stock as part of a hedge, straddle or conversion transaction.

     We do not address any consequences arising under the laws of any state, locality or foreign jurisdiction. We also do not address any consequences of transactions occurring prior to or after the merger (whether or not such transactions are in connection with the merger).

     Neither Merck nor Rosetta has requested or will request an advance ruling from the Internal Revenue Service as to the tax consequences of the merger. It is a condition to the merger that each of Merck and Rosetta receive a tax opinion from its respective tax counsel, dated as of the effective date of the merger, to the effect that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. The opinions will be based on customary assumptions and factual representations made to counsel by Merck and Rosetta in certificates to be delivered prior to closing, and will assume that the merger will be completed according to the terms of the merger agreement, without waiver or modification thereof. The opinions neither bind the Internal Revenue Service nor preclude it from adopting a contrary position. The following discussion of United States federal income tax consequences of the merger assumes that the merger, if completed, will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code for United States federal income tax purposes.

  Merger

     If we complete the merger:

     - no gain or loss will be recognized by the stockholders of Rosetta who exchange their Rosetta common stock solely for Merck common stock, except with respect to cash, if any, they receive instead of a fractional share of Merck common stock;

     - the aggregate tax basis of the Merck common stock received by Rosetta stockholders who exchange all of their Rosetta common stock for Merck common stock in the merger will be the same as the aggregate tax basis of the Rosetta common stock surrendered in the merger in exchange for Merck common stock, decreased by the amount of any tax basis allocable to any fractional share interest for which cash is received;

     - the holding period of the Merck common stock received in the merger will include the holding period of the Rosetta stock surrendered in the merger in exchange for the Merck common stock; and
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

     - Rosetta stockholders who receive cash instead of a fractional share of Merck common stock will recognize gain or loss equal to the difference between the amount of cash received and his or her tax basis in the Rosetta stock that is allocable to the fractional share. That gain or loss generally will constitute capital gain or loss. The deductibility of capital losses is subject to limitations for both individuals and corporations.


TAX MATTERS ARE VERY COMPLICATED, AND THE TAX CONSEQUENCES OF THE MERGER TO EACH ROSETTA STOCKHOLDER WILL DEPEND ON THE FACTS OF THAT STOCKHOLDER'S PARTICULAR SITUATION. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.


REGULATORY MATTERS


     Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder, the merger may not be consummated unless certain filings have been submitted to the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission, and certain waiting period requirements have expired or are otherwise earlier terminated by the Antitrust Division and the FTC. Effective May 21, 2001, we submitted the required filings to the Antitrust Division and the FTC. Prior to the scheduled expiration of the waiting period at 11:59 p.m. on June 20, 2001, the Antitrust Division and the FTC have the right to request additional information from Merck and Rosetta. Any such request would have the effect of extending the waiting period and could delay the closing of the merger.


     The Antitrust Division and the FTC frequently scrutinize the legality under the antitrust laws of transactions such as the merger. At any time before or after the consummation of the merger, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the merger or seeking the divestiture of substantial assets of Rosetta or Merck. We believe that the consummation of the merger will not violate the antitrust laws. There can be no assurance, however, that a challenge to the merger on antitrust grounds will not be made, or, if such a challenge is made, what the result will be.

FEDERAL SECURITIES LAWS CONSEQUENCES; STOCK TRANSFER RESTRICTIONS

     All Merck common shares issued in connection with the merger will be freely transferable, except that any Merck common shares received by persons who are deemed to be "affiliates" (as defined under the Securities Act) of Rosetta prior to the merger may be sold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act, or Rule 144 under the Securities Act with respect to persons who are or become affiliates of Merck, or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of Rosetta or Merck generally include individuals or entities that control, are controlled by or are under common control with, Rosetta or Merck, as the case may be, and generally include the executive officers and directors of the companies and may also include their principal stockholders.

     Affiliates of Rosetta may not sell Merck common shares acquired in connection with the merger, except pursuant to an effective registration under the Securities Act covering such shares or in compliance with Rule 145 under the Securities Act (or Rule 144 under the Securities Act, in the case of persons who become affiliates of Merck) or another applicable exemption from the registration requirements of the Securities Act. In general, Rule 145 under the Securities Act provides that for one year following the completion of the merger, an affiliate of Rosetta (together with certain related persons) would be entitled to sell Merck common shares acquired in connection with the merger only through unsolicited "broker transactions" or in transactions directly with a "market maker," as such terms are defined in Rule 144 under the Securities Act. Additionally, the number of shares to be sold by an affiliate of Rosetta (together with certain related persons and certain persons acting in concert) within any three-month period for purposes of Rule 145 under the Securities Act may not exceed the greater of 1% of the outstanding Merck common shares or the average weekly trading volume of Merck common shares during the four calendar weeks preceding such sale. Rule 145 under the Securities Act will remain available to affiliates of Rosetta if Merck remains current with its informational filings with the SEC under the Exchange Act. One year after the effective time of the merger, an affiliate of Rosetta will be able to sell such shares of Merck common stock without being subject to such manner of sale or volume limitations, provided that Merck is current with its Exchange Act informational filings and such affiliate is not then an affiliate of Merck. Two years after the effective time of the merger, an affiliate of Rosetta will be able to sell such shares of Merck common stock without any restrictions so long as such affiliate had not been an affiliate of Merck for at least three months prior to the date of such sale. It is not currently anticipated that any Rosetta stockholders who are currently affiliates of Rosetta will become affiliates of Merck after the merger.

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

                   THE MERGER AGREEMENT AND RELATED DOCUMENTS

     In this section of this proxy statement/prospectus, we describe the material provisions of the merger agreement. We have attached a copy of the merger agreement as Annex A to this proxy statement/ prospectus and incorporate the merger agreement into this proxy statement/prospectus by reference. The summary of the merger agreement we provide below is qualified in its entirety by reference to that agreement. We encourage you to read the merger agreement because it is the legal document that governs the merger.

STRUCTURE OF THE MERGER

     A wholly-owned subsidiary of Merck will merge with Rosetta, with Rosetta surviving the merger as a wholly-owned subsidiary of Merck. If necessary to obtain the tax opinions referred to under "The Merger Agreement and Related Documents -- Conditions to the Completion of the Merger" below, Rosetta will be merged into the Merck subsidiary instead, with the Merck subsidiary surviving the merger.

EFFECTIVE TIME

     The merger will close at 10:00 a.m., local time, not later than the second business day after satisfaction or waiver of the conditions to the merger provided for in the merger agreement (see "The Merger Agreement and Related Documents -- Conditions to the Completion of the Merger" below), unless we agree to another time or date.

     The merger will become effective when a certificate of merger is filed by Merck and Rosetta with the Secretary of State of the State of Delaware, or at any later time as we specify in the certificate of merger.

WHAT STOCKHOLDERS WILL RECEIVE IN THE MERGER

     In the merger, each outstanding share of Rosetta common stock will convert into the right to receive 0.2352 shares of Merck common stock. Cash will be paid in lieu of any fractional shares of Merck common stock.

     Each outstanding share of Merck common stock will remain outstanding as one Merck share and will not be converted in the merger.

APPRAISAL RIGHTS


     In accordance with Section 262 of the General Corporation Law of the State of Delaware, because Merck is traded on the New York Stock Exchange, no appraisal rights will be available to holders of Rosetta common stock in connection with the merger.


PROCEDURES FOR SURRENDER OF CERTIFICATES; FRACTIONAL SHARES


     After the completion of the merger, Wells Fargo Bank Minnesota, National Association, the exchange agent for the merger, will send a letter of transmittal to each Rosetta stockholder. The letter of transmittal will contain instructions for the surrender of Rosetta stock certificates. DO NOT RETURN STOCK CERTIFICATES WITH THE ENCLOSED PROXY.


     Upon surrender of stock certificates in accordance with the instructions in the letter of transmittal, the surrendering stockholders will be entitled to receive stock certificates representing the shares of Merck common stock into which the shares of Rosetta stock represented by the surrendered Rosetta stock certificates were converted in the merger, together with a cash payment instead of any fractional shares of Merck common stock they would otherwise be entitled to receive, as described below.

     Rosetta stockholders who do not surrender their Rosetta stock certificates will not receive dividends payable to Merck stockholders on any date after the effective time of the merger. When the Rosetta stock certificates are finally surrendered, any of these unpaid dividends will be paid without interest.

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

     Rosetta's transfer books will be closed at the effective time of the merger and no further transfers of shares of Rosetta stock will be recorded. If shares of Rosetta stock have been transferred and the transfer was not registered in Rosetta's transfer books, a certificate representing the shares of Merck common stock into which the transferred shares were converted in the merger will be issued to the person to whom those shares were transferred, together with a cash payment instead of fractional shares of Merck common stock, if any, and any unpaid dividends in respect of those Merck shares, so long as the stock certificates representing the transferred Rosetta shares are accompanied by all documents required to evidence and effect the transfer and by evidence of payment of any applicable stock transfer taxes.

     We will not issue fractional shares of Merck common stock. Instead, the exchange agent will pay an amount in cash determined by multiplying the applicable fractional share interest by the average of the closing prices for the shares of Merck common stock as reported on the New York Stock Exchange Composite Transaction Reporting System as reported in The Wall Street Journal over the five trading day period before the completion of the merger.

REPRESENTATIONS AND WARRANTIES

     In the merger agreement, we made various representations and warranties to each other. The representations made by Rosetta to Merck relate to, among other things:

     - corporate organization, qualification, standing and power;

     - subsidiaries;

     - capitalization;

     - enforceability of the merger documents, required consents and approvals (including board, stockholder and governmental) to complete the merger and whether entering into the merger will violate existing agreements;

     - documents filed by Rosetta with the SEC;

     - preparation of Form S-4 and compliance with securities laws;

     - absence of material changes or events since December 31, 2000, other than changes relating to various excluded factors;

     - litigation and disclosure of liabilities;

     - contracts;

     - compliance with applicable laws, permitting and licensing requirements;

     - employee benefit matters;

     - labor matters;

     - environmental matters;

     - title to properties;

     - required corporate approvals;

     - the inapplicability of state business combination laws to limited open market purchases of Rosetta stock by Merck;

     - opinion of financial advisor;

     - engagement of and payment of fees to brokers, investment bankers, finders or financial advisors in connection with the merger agreement;

     - tax matters;

     - restrictions on business activities; and
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

     - intellectual property matters.

     The representations made by Merck to Rosetta relate to, among other things:

     - capitalization of Coho Acquisition Corp.;

     - corporate organization, qualification, standing and power;

     - enforceability of the merger documents, required consents and approvals (including board, stockholder and governmental) to complete the merger and whether entering into the merger will violate existing agreements;

     - documents filed by Merck with the SEC;

     - preparation of Form S-4 and compliance with securities laws;

     - absence of material changes or events since December 31, 2000, other than changes relating to various excluded factors;

     - litigation; and

     - compliance with applicable laws.

COVENANTS

  Conduct of Business

     Rosetta has agreed that, except as permitted or contemplated by the merger agreement or as consented to by Merck, until the completion of the merger, it will:

     - conduct its business in all material respects in the ordinary course consistent with past practice (taking into account planned new scientific projects as communicated to Merck);

     - use reasonable best efforts to preserve its business organization;

     - use reasonable best efforts to keep available the services of its officers and other employees; and

     - use reasonable best efforts to maintain its existing relations and goodwill with customers, suppliers, regulators, distributors, creditors, lessors and others having business dealings with it.

     Rosetta and its subsidiaries are also generally prohibited from taking any action outside of the parameters specified in the merger agreement relating to the following matters without Merck's prior approval:

     - amending its organizational documents;

     - splitting, combining, subdividing or reclassifying its outstanding shares;

     - declaring or paying dividends;

     - repurchasing its shares;

     - entering into any agreement to dispose of, in the aggregate, a material amount of its assets or any material business or to acquire any assets or businesses;

     - entering into any agreements or understandings relating to the research, collaboration, development, distribution, supply, license, co-promotion or manufacturing by third parties of products Rosetta or its subsidiaries own or license;

     - selling, transferring, licensing or modifying any rights to Rosetta intellectual property;

     - establishing, amending or accelerating rights or benefits under any agreement relating to severance or change-in-control, any employee plan or any employment or consulting agreement with current or former officers or directors or any collective bargaining agreements;

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

     - increasing the compensation payable to any of its officers, directors or employees except in the ordinary course of the business;

     - granting any severance or termination pay to any of its officers or directors except consistent with past practices;

     - granting any stock options or other equity related awards except for grants to new employees consistent with past practice and at exercise prices not less than fair-market value of Rosetta common stock;

     - issuing shares or convertible securities, except in connection with the exercise of options or the conversion of outstanding convertible securities;

     - changing its accounting policies;

     - taking any action to render inapplicable or to exempt any third party from any provision of its certificate of incorporation or applicable anti-takeover statutes;

     - taking any action that would be reasonably likely to result in any of the conditions to the merger not being satisfied or that would impair Rosetta's ability to complete the transactions contemplated by the merger agreement;

     - taking any action to cause Rosetta's shares of common stock to cease to be quoted on the Nasdaq National Market;

     - releasing any third party from any confidentiality or standstill agreement;

     - issuing any indebtedness having the right to vote together with the holders of its common stock;

     - incurring any indebtedness for borrowed money (other than short-term borrowings under existing credit facilities) or issuing any debt securities or making any loans, capital contributions to, or investments in, any other person, other than in the ordinary course of business;

     - entering into any material agreement outside of the ordinary course of business;

     - authorizing any single capital expenditure or series of related capital expenditures which exceed or which are likely to exceed a defined materiality threshold for a 12 month period ending December 31, 2001;

     - making any material tax election or changing any method of tax accounting, filing any amended tax returns or failing to settle a material tax liability;

     - settling or compromising any pending or threatened material suit, action or claim, other than settlements of matters previously disclosed to Merck that do not meet a defined materiality threshold;

     - adopting a plan of partial liquidation, dissolution or similar reorganization of Rosetta or any of its subsidiaries (other than the merger);

     - paying, discharging or satisfying any material claims, liabilities or objections other than in the ordinary course of business and consistent with past practice or the accordance with terms reflected in its financial statements;


     - entering into any "non-compete" or similar agreement or entering into any agreement that would be required to be filed as an exhibit to Form 10-K under the Exchange Act (except as contemplated by the merger agreement);


     - managing cash and cash-equivalents and investments inconsistent with past practices as previously disclosed in its SEC filings; and

     - making any expenditure or investment of cash, not otherwise contemplated by the above-described restrictions in excess certain individual and aggregate materiality thresholds.

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

  No Solicitation

     Rosetta may not, and may not permit its subsidiaries to, or authorize or permit any of its officers, directors, employees, accountants, counsel, investment bankers, financial advisors or representatives to:

     - solicit, initiate or knowingly encourage, or take any other action to knowingly facilitate any takeover proposal;

     - engage or participate in negotiations regarding any takeover proposal or provide any confidential information to any person relating to any takeover proposal; or

     - waive the benefit of any provision contained in any confidentiality or standstill agreement in effect on the date of the merger agreement or take any action to render inapplicable, or to exempt any person from,
       Section 203 of the Delaware General Corporation Law, Chapter 23B.19 of the Washington Business Corporation Act, or any similar "fair price," "moratorium," "control share acquisition," or anti-takeover statute applicable to Rosetta.

     However, prior to obtaining stockholder approval of the merger, in response to an unsolicited takeover proposal that the Rosetta board determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) is reasonably likely to lead to a superior proposal, it may:


     - furnish confidential information to the person making the takeover proposal if that person signs a customary confidentiality agreement (including customary standstill provisions) not less restrictive on such persons than the confidentiality agreement Rosetta signed with Merck;


     - participate in discussions and negotiations regarding the takeover proposal; and

     - waive the benefits of any provision contained in any confidentiality or standstill agreement relating to the takeover proposal solely for the purpose of allowing such party to make its proposal to the Rosetta board of directors.

     In the merger agreement, we defined "takeover proposal" to mean any inquiry, proposal, indication of interest or offer from any person relating to any:

     - acquisition or license of a business or asset that constitutes 25% or more of Rosetta's total enterprise value, taken as a whole, or 25% or more of any class of equity security of Rosetta;

     - tender offer or exchange offer which if completed would result in a person beneficially owning 25% or more of the common stock of Rosetta; or

     - merger or other business combination or transaction involving Rosetta or any of its subsidiaries with a value in excess of 25% of the total enterprise value of Rosetta and its subsidiaries taken as a whole.

     In the merger agreement, we defined "superior proposal" as any takeover proposal by a third party, if:

     - the proposal is otherwise on terms which the Rosetta board determines, in its good faith judgment based in part on the advice of a financial advisor of nationally recognized reputation, to be more favorable from a financial point of view to Rosetta's stockholders than the proposed merger and for which the third party has obtained committed financing, to the extent required, or in its good faith judgment, the third party is reasonably capable of obtaining, and is reasonably capable of being completed.

     In addition, Rosetta must advise Merck orally and in writing of any takeover proposal or superior proposal or any inquiry that could reasonably be expected to lead to any takeover proposal or superior proposal, and the material terms of any such takeover proposal or superior proposal. Rosetta must also keep Merck reasonably informed of any material changes to any such takeover proposal or superior proposal.

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

     Except in the circumstances we describe below, the Rosetta board may not:

     - withdraw or modify or propose to withdraw or modify in a manner adverse to Merck, its approval of the merger or the merger agreement;

     - approve any letter of intent, memorandum of intent agreement in principle, acquisition agreement or similar agreement relating to any takeover proposal or superior proposal; or

     - approve or recommend or propose publicly to approve or recommend any takeover proposal or superior proposal.

     In response to a superior proposal from a third party that Rosetta did not solicit in violation of the merger agreement, the Rosetta board may, prior to stockholder approval of the merger with Merck, approve or recommend that Rosetta enter into an agreement with the third party with respect to its superior proposal if the Rosetta board determines in good faith, after consultation with outside counsel, that the failure to do so is reasonably likely to constitute a breach of fiduciary duty to Rosetta stockholders. However, the Rosetta board must first give written notice advising Merck that it has resolved to accept a superior proposal, specifying its material terms and identifying the person making the superior proposal and then must wait 72 hours after giving the notice.

     Within 72 hours of receipt of the written notice, Merck will have the opportunity to present the Rosetta board with proposed revised terms of the merger. The Rosetta board will consider in good faith any such revised terms and take them into account before determining to approve or recommend the third party's proposal. If the board determines, by a vote of the full board of directors, that the revised terms presented by Merck are reasonably equivalent or superior from the financial point of view of Rosetta and its stockholders to the terms of the third party's proposal, then it shall accept duly adopted resolutions (1) approving the terms of any such revised proposal by Merck (and any definitive agreement proposal therewith), (2) directing that the revised proposal be submitted to a stockholder vote and, (3) recommending that Rosetta stockholders approve and adopt Merck's revised proposal and related definitive agreement.

     However, if the Rosetta board elects by a vote of the full board to terminate the merger agreement with Merck after recommending the approval or adoption of a superior proposal and after determining that any revised proposal of Merck is not reasonably equivalent or superior from the financial point of view of Rosetta and its stockholders to the terms of the superior proposal, the board must deliver to Merck a written notice of termination, the $31.0 million termination fee by wire transfer and a written acknowledgement that Rosetta and the board of directors have complied with all of their covenants and that Rosetta is obligated to pay the termination fee.

  Fees and Expenses

     Whether or not the merger is completed, we will each pay our own costs and expenses incurred in connection with the merger agreement. We will, however, split on a 50-50 basis the filing, printing and mailing fees and expenses incurred in connection with any required federal or state securities law filings or approvals, filings made pursuant to the HSR Act, and other expenses not directly attributable to one of the parties.

  New York Stock Exchange Listing of Merck Common Stock

     Except to the extent Merck will issue in the merger treasury stock that is already listed, Merck is required to prepare and submit to the New York Stock Exchange a listing application with respect to the shares of Merck common stock to be issued in connection with the merger and to use reasonable best efforts to obtain approval for the listing of those shares of Merck common stock on the New York Stock Exchange. Although not required by the terms of the merger agreement, Merck also expects to list the shares of Merck common stock to be issued in connection with the merger on the Philadelphia Stock Exchange.

  Tax Treatment

     We have agreed to use commercially reasonable best efforts to cause the merger to qualify as a reorganization under Section 368(a) of the Internal Revenue Code and have agreed not to take any action which reasonably could be expected to cause the merger to fail to qualify as a reorganization.

  Publicity

     We have agreed to consult with one another and use our commercially reasonable best efforts to agree upon the text of any press release or public statement relating to the merger or required by any governmental entity or regulatory body.

  Commercially Reasonable Efforts

     Each of us has agreed to use commercially reasonable efforts to take all actions necessary or advisable under applicable law to complete the merger as soon as practicable, including:

     - promptly preparing and filing all necessary applications, notices and filings with third parties and governmental entities; and

     - taking all commercially reasonable steps necessary to obtain all material consents and approvals.


     We have each also agreed to supply to the Federal Trade Commission or other governmental agency, additional information that may be requested under the Hart-Scott-Rodino Act and any other regulatory laws with respect to the merger agreement and the stockholders agreement and to take all actions necessary to cause the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Act as soon as practicable. Merck is not, however, required to sell, divest, hold separate or otherwise dispose of any of its or Rosetta's assets or to conduct its business in a specified manner as a condition to obtaining any government approval or for any other reason. In addition, Rosetta has agreed to take all commercially reasonable efforts to assist Merck in encouraging additional employees to enter into agreements with respect to employment following consummation of the merger.


  Takeover Statutes and Market Purchases

     If any "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation is or may become applicable to the merger transaction or the voting and stock option agreements, we have agreed that our respective boards of directors will grant any approvals and take all actions legally permissible so that these transactions may be promptly consummated on the terms contemplated hereby. In addition, Merck is not explicitly restricted by any agreement with Rosetta from acquiring, in the market or otherwise, any shares of Rosetta common stock prior to completion of the merger. The Delaware and Washington business combination statutes may be applicable to such purchases. In addition, Merck would need to comply with the Hart-Scott-Rodino Act and relevant state and federal securities laws in connection with any such acquisition.

ADDITIONAL AGREEMENTS

  Treatment of Rosetta Stock Options

     All Rosetta stock options outstanding at the effective time of the merger will remain outstanding, and Merck will assume all obligations with respect to them. Following the merger, each Rosetta option holder will be entitled to purchase a number of Merck common shares that is the product of the number of shares of Rosetta common stock subject to the option immediately prior to the effective time, and 0.2352. The exercise price per share of Merck common stock subject to any such Rosetta option as of the effective time will be equal to the exercise price per share of Rosetta common shares subject to the option immediately prior to the effective time, divided by 0.2352. Each Rosetta option will be subject to the same terms and conditions as in effect immediately prior to the effective time, except that the number of shares of Merck common stock deliverable upon exercise of each Rosetta option and the respective exercise price,

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

will be rounded to the whole share or one one-hundredth percent, if necessary. Merck will take all necessary corporate action to reserve for issuance a sufficient number of shares of Merck common stock for delivery upon exercise of Rosetta options, and will use its reasonable best efforts to ensure that such shares are listed on the NYSE upon issuance. To the extent options are subject to Section 422 of the Internal Revenue Code, the foregoing treatment will be subject to such adjustments as may be necessary to preserve the treatment as incentive stock options under Section 424(a) of the Code.

  Treatment of Rosetta Warrants

     To the extent possible, all outstanding warrants to purchase Rosetta common stock will be cancelled at the effective time and converted automatically into the right to receive a cash amount equal to the number of Rosetta shares subject to each warrant immediately prior to the effective time multiplied by $18.00 per share, less the aggregate exercise price of each warrant immediately prior to the effective time of the merger. All payments required to be made on the cancellation of Rosetta warrants will be made by Merck (or, at the election of Merck, by Rosetta) on the closing date of the merger. However, to the extent that cancellation of a Rosetta warrant is not permitted under the terms of the warrant, and Rosetta is unable to obtain any required consent, the Rosetta warrants outstanding at the effective time will not be cancelled. The warrants will entitle the holders to purchase a number of shares of Merck common stock that is equal to: the product of the number of shares of Rosetta common stock subject to the warrant immediately before the effective time of the merger and
0.2352. The exercise price per share of Merck common stock subject to any such Rosetta warrant after the effective time of the merger will be equal to the exercise price per share of the Rosetta common stock subject to the Rosetta warrant immediately before the effective time of the merger and 0.2352.

  Treatment of Rosetta Employee Benefit Plans

     For at least 12 months following the completion of the merger, Merck will provide continuing Rosetta employees with employee benefits no less favorable than those benefits provided by Rosetta before the merger or the benefits that Merck provides to similarly situated Merck employees. We intend that all Rosetta employee stock purchase plans will be terminated before the merger is consummated. All purchase and offering periods under a stock purchase plan will terminate immediately prior to the effective time of the merger and a new purchase date will be established by the Rosetta board of directors, at which time each stock purchase option will be automatically exercised in accordance with its terms. Merck has also agreed that the surviving corporation will assume all of Rosetta's employee benefit plans and will honor Rosetta's obligations under these plans. Merck has, however, generally retained the right to amend or terminate these plans as permitted by their terms and by applicable law. In addition, as a general rule, continuing Rosetta employees will receive credit for pre-merger service for purposes of eligibility and vesting (but not benefit accrual) under Merck's benefit plans and arrangements.

  Insurance and Indemnification


     Merck will obtain and maintain in effect for six years after the completion of the merger a directors' and officers' liability insurance policy, substantially equivalent to Merck's current policy, insuring Rosetta's directors and officers for all liabilities and costs arising from acts or failures to act that occurred prior to or as of the completion of the merger. Merck will not, however, be required to pay, in total, an annual premium for the insurance in excess of 200% of the current annual premium paid by Rosetta for its existing coverage. If the annual premiums of that insurance coverage exceed that amount, Merck will be obligated to obtain a policy with as much coverage available for a cost up to but not exceeding that amount.


     From and after the completion of the merger, the surviving corporation will, to the fullest extent permitted under applicable law, indemnify each person who is, or has been, an officer or director of Rosetta or any of its subsidiaries against all losses, damages and expenses, including reasonable attorneys' fees, in connection with any lawsuit or investigation arising out of or pertaining to acts or omissions, or alleged acts or omissions, by them in their capacities as such, prior to or as of the completion of the merger.

     The surviving corporation will, after the completion of the merger, comply with the terms of any existing indemnification agreements with officers, directors, employees or consultants.

  Non-Exclusive License and Right of First Offer

     Rosetta has, to the extent permissible, granted to Merck and its affiliates a non-exclusive, world-wide license under certain of Rosetta's existing intellectual property to conduct internal research and development. Merck will pay Rosetta a license fee with respect to the Rosetta technology license on commercially reasonable terms, or on the most favorable terms under which Rosetta licenses the same or comparable technology to unaffiliated third parties, if applicable. The license will be cancelled and terminated if the merger agreement has been properly terminated because Merck intentionally caused the material breach of any of its representations, warranties, covenants or agreements under the merger agreement. If Merck has terminated the merger agreement as a result of a breach by Rosetta or there has been a termination resulting in a termination fee, and if Rosetta or its subsidiaries proposes to sell or offer certain of the licensed technology on an exclusive basis to any third party, Rosetta will give Merck a right of first offer to purchase or license such technology on an exclusive basis.

CONDITIONS TO THE COMPLETION OF THE MERGER

     Our obligations to complete the merger are subject to the satisfaction or waiver of various conditions on or before the date on which the merger is completed, which include, in addition to other customary closing conditions, the following:

     - Rosetta stockholders' approval and adoption of the merger agreement;

     - no court having issued an order and no law having been enacted that prevents the completion of the merger or makes the completion of the merger illegal;


     - the waiting period under the Hart-Scott-Rodino Act having expired or terminated;


     - governmental and regulatory authorities having issued to us all other approvals necessary to complete the transactions without conditions that would be materially adverse to Merck's or Rosetta's businesses, financial condition or results of operations unless the failure to obtain the approvals would not reasonably be expected to have a material adverse effect on the business, financial condition or the results of operations of Merck or Rosetta;

     - the Form S-4 registering the shares of Merck common stock to be issued in the merger shall have become effective and no stop order suspending the effectiveness shall be in effect or initiated and to our knowledge, all necessary approvals or permits under state securities or "blue sky" laws having been obtained; and

     - if necessary, the shares of Merck common stock issuable in connection with the merger having been approved for listing on the New York Stock Exchange.

     In addition, the obligations of Merck to effect the merger are subject to the satisfaction or waiver of the following additional conditions:

     - the representations and warranties made by Rosetta in the merger agreement being true and correct, except to the extent that the failure to be true and correct would not reasonably be expected to have a material adverse effect on Rosetta;

     - Rosetta having performed in all material respects all obligations required to be performed by it under the merger agreement on or before the date of the completion of the merger;

     - no suit, action or proceeding by any governmental entity being pending that challenges the merger or seeks to prohibit or materially limit ownership or effective control of Rosetta or its assets by Merck; and

     - Merck having received an opinion from its tax counsel to the effect that the merger will constitute a "reorganization" within the meaning of
       Section 368 of the Internal Revenue Code.

     Finally, the obligations of Rosetta to effect the merger are subject to the satisfaction or waiver of the following additional conditions:

     - the representations and warranties made by Merck in the merger agreement being true and correct, except to the extent that any failure to be true and correct would not reasonably be expected to have a material adverse effect on the ability of Merck to complete the transactions contemplated by the merger agreement, the employment agreements with Rosetta employees and the voting and stock option agreements;

     - Merck having performed in all material respects all obligations required to be performed by it under the merger agreement on or before the date of the completion of the merger; and

     - Rosetta having received an opinion from its tax counsel to the effect that the merger will constitute a "reorganization" within the meaning of
       Section 368 of the Internal Revenue Code.

TERMINATION


     The merger agreement may be terminated by our mutual written consent even if Rosetta's stockholders have approved and adopted the merger agreement and the merger. It may also be terminated:


     - by either of us, if we do not complete the merger on or before February 28, 2002. Moreover, neither of us may terminate the merger agreement if our failure to fulfill any of our obligations under the merger agreement is the cause of the merger not being completed by this drop-dead date;

     - by either of us, if a court or governmental entity issues a final non-appealable order that makes the merger illegal or permanently prohibits the completion of the merger, but only if the party seeking to terminate the merger agreement has used all commercially reasonable best efforts to have the court order vacated;

     - by either of us, if (1) there has been a material breach by the other party of its representations, warranties, covenants or agreements contained in the merger agreement, (2) the breach would result in the failure to satisfy one or more of the conditions to the merger, and (3) the breach is incapable of being cured or, if capable of being cured, has not been cured within 30 days after written notice was received by the party alleged to be in breach;

     - by either of us, if Rosetta stockholders fail to approve and adopt the merger agreement at Rosetta's special meeting;

     - by Rosetta, if Rosetta's board of directors has resolved to accept a superior proposal in the manner described under "Covenants -- No Solicitation" above and it has paid to Merck the $31.0 million termination fee described below; or

     - by Merck, if Rosetta's board of directors (1) fails to reaffirm its recommendation of the merger within 20 days of Merck's written request to do so, following the announcement of a proposal for a competing transaction from a third party, (2) withdraws or adversely modifies its recommendation, that the Rosetta stockholders vote in favor of approval and adoption of the merger agreement and the merger, or (3) approves, recommends or does not take an adverse position on any proposal for a competing transaction involving Rosetta.

     We have each agreed that Rosetta will pay Merck a $31.0 million termination fee if:

     - (1) any person makes a takeover proposal or superior proposal to Rosetta or its stockholders which has not been withdrawn, and either party terminates the merger agreement because of the occurrence of the drop-dead date or because Rosetta's stockholders fail to approve the merger, and (2) within nine months after the termination of the merger agreement, Rosetta enters into or completes another acquisition transaction;

     - Merck terminates the agreement because the Rosetta board of directors withdraws, modifies or fails to affirm its approval or recommendation of the merger within 20 days after a request by Merck following a takeover proposal or a superior proposal, or has approved a takeover proposal or superior proposal; or

     - Rosetta terminates the merger agreement because it accepts a superior proposal under circumstances described above.

AMENDMENTS

     We may amend the merger agreement at any time before or after your approval of the matters contemplated by the merger agreement. After your approval, we may not make any amendment that, by law or in accordance with the rules of any relevant stock exchange, requires further approval by you without your further approval.

VOTING AND STOCK OPTION AGREEMENTS


     THE FOLLOWING SUMMARY OF THE VOTING AND STOCK OPTION AGREEMENTS IS QUALIFIED BY REFERENCE TO THE COMPLETE TEXT OF THE VOTING AND STOCK OPTION AGREEMENTS, THE FORM OF WHICH IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT/PROSPECTUS. YOU ARE ENCOURAGED TO READ THE FORM OF VOTING AND STOCK OPTION AGREEMENTS IN THEIR ENTIRETY.



     As an inducement to Merck to enter into the merger agreement, on May 10, 2001, the stockholders of Rosetta listed below entered into voting and stock option agreements with Merck and Rosetta under which they agreed, among other things, to vote all of their Rosetta common stock owned by them or to be acquired by them upon the exercise of any options or otherwise (1) in favor of the merger agreement, and (2) against any other acquisition proposal:



                                                            SHARES OF ROSETTA          NUMBER OF
STOCKHOLDER                                                   COMMON STOCK       ROSETTA STOCK OPTIONS
-----------                                                 -----------------    ---------------------
Vulcan Ventures, Inc. ....................................      3,809,258                    --
Agilent Technologies, Inc. ...............................      3,459,791                    --
OVP Venture Partners(1)...................................      1,198,937                    --
Stephen H. Friend, M.D., Ph.D. ...........................        600,014               345,000
John J. King II...........................................        194,000               240,250
Mark S. Boguski, M.D., Ph.D. .............................        300,000                30,000
Gregory Sessler...........................................         10,000               250,000
Harvey S. Sadow, Ph.D. ...................................         44,501                34,583
William W. Ericson........................................         11,574                50,000
Ruth B. Kunath............................................             --                25,000


---------------
(1) Comprised of six affiliated partnerships of which Charles P. Waite, one of Rosetta's directors, serves as general partner or general partner of the partnership's general partner.


     As part of the voting and stock option agreements, each of these Rosetta stockholders granted an irrevocable proxy to Merck to vote the Rosetta common stock owned by them in accordance with their voting and stock option agreements. These Rosetta stockholders own a total of 9,628,075 shares of Rosetta common stock, representing approximately 29.7% of the Rosetta common stock entitled to vote at the special meeting. In addition, these stockholders hold options to acquire an additional 974,833 shares of Rosetta common stock, not all of which are currently exercisable. The voting agreement and proxy expire on the earlier of the effective time of the merger or the termination of the merger agreement in accordance with its terms.

     The voting and stock option agreements also grant Merck an irrevocable option to purchase all of the stockholders' Rosetta common stock at a price of $18.00 per share. Merck may exercise the option, in whole but not in part, if the merger agreement is terminated because the Rosetta board of directors fails to reaffirm its approval of the merger agreement or modifies its approval or recommendation of the merger agreement, or approves any other acquisition transaction involving Rosetta. Merck may also exercise the option if the merger agreement is terminated if the Rosetta stockholders fail to approve the merger agreement at a duly held stockholders meeting, or if the merger is not completed before February 28, 2002, and 60 days after the merger agreement is terminated, Rosetta or any of its subsidiaries consummates or enters into an acquisition transaction.

     The option will terminate upon the earliest of (1) the effective time of the merger, (2) 30 days following the termination of the merger agreement because the Rosetta board of directors fails to affirm or modifies its approval of the merger agreement, or approves any other acquisition transaction involving Rosetta, or (3) 30 days following the termination of the merger agreement because the Rosetta stockholders fail to approve the merger agreement at a duly held stockholders meeting, or if the merger is not completed before February 28, 2002, and prior to such termination any person shall have made a proposal with respect to an alternative acquisition transaction involving Rosetta, and within 60 days after the Merger Agreement is terminated, Rosetta or any of its subsidiaries consummates or enters into an alternative acquisition transaction.

              MARKET PRICE AND DIVIDENDS ON ROSETTA'S COMMON STOCK

     Rosetta's common stock has been traded on the Nasdaq National Market under the symbol "RSTA" since August 3, 2000. The following table sets forth for the periods indicated the high and low prices for Rosetta's common stock, as reported by the Nasdaq National Market.


                                                               HIGH      LOW
                                                              ------    ------
YEAR ENDED DECEMBER 31, 2000
Third Quarter (beginning August 3, 2000)....................  $38.06    $14.75
Fourth Quarter..............................................   30.00     11.56
YEAR ENDING DECEMBER 31, 2001
First Quarter...............................................  $17.38    $ 6.50
Second Quarter (through June 14, 2001)......................  $18.19    $ 6.00



     On May 10, 2001, the day before the first public announcement of the proposed merger, the last reported trading price of Rosetta's common stock on the Nasdaq National Market was $9.91. On June 14, 2001, the last reported sale price of Rosetta's common stock on the Nasdaq National Market was $17.14. The offering price in Rosetta's initial public offering in August 2000 was $14.00 per share. As of June 15, 2001, the number of stockholders of record of Rosetta's common stock was 358.


     Holders of common stock are entitled to receive such dividends, if any, as may be declared by Rosetta's board of directors from funds legally available therefor. Rosetta has never paid any dividends. Rosetta anticipates that all earnings will be retained for development of working capital to grow its business, and therefore does not currently intend to declare dividends.

                             THE BUSINESS OF MERCK

     Merck is a global research-driven pharmaceutical company that discovers, develops, manufactures and markets a broad range of human and animal health products, directly and through its joint ventures, and provides pharmaceutical benefit services through Merck-Medco Managed Care (Merck-Medco). Through these complementary capabilities, Merck works to improve the quality of life and contain overall health care costs.

     Human health products include therapeutic and preventive agents, generally sold by prescription, for the treatment of human disorders. Among these are atherosclerosis products, which include Zocor and Mevacor; hypertension/heart failure products which include Vasotec, Cozaar, Hyzaar, Prinivil and Vaseretic; anti-inflammatory/analgesics, of which Vioxx, an agent that specifically inhibits COX-2, is the largest-selling; an osteoporosis product, Fosamax, for treatment and prevention of osteoporosis; vaccines/biologicals, of which M-M-R II, a pediatric vaccine for measles, mumps and rubella, Varivax, a live virus vaccine for the prevention of chickenpox, and Recombivax HB (hepatitis B vaccine recombinant), are the largest-selling; a respiratory product, Singulair, a leukotriene receptor antagonist; anti-ulcerants, of which Pepcid is the largest-selling; antibiotics, of which Primaxin and Noroxin are the largest-selling; ophthalmologicals, of which Timoptic, Timoptic-XE, Trusopt and Cosopt are the largest-selling; and HIV products, which include Crixivan, a protease inhibitor for the treatment of human immunodeficiency viral infection in adults.

     Merck is discovering new innovative products and developing new indications for existing products -- the result of its continuing commitment to research. Merck is also developing innovative sales, marketing and education techniques; establishing joint ventures, licensing arrangements and health care partnerships with large managed care organizations and other payers; and demonstrating to payers and providers the cost-effectiveness of Merck products. Additionally, achievement of productivity gains has become a permanent strategy. Productivity initiatives include, at the manufacturing level, optimizing plant utilization, implementing lowest-cost processes and improving technology transfer between research and manufacturing, and throughout Merck, reducing the cost of purchased materials and services, re-engineering core and administrative processes and streamlining the organization. At the manufacturing level, Merck expects that productivity gains will continue to substantially offset inflation.

     To enhance its competitive position in the fast-growing area of managed care, Merck acquired Medco Containment Services, Inc. in 1993 (renamed Merck-Medco Managed Care, LLC). Merck-Medco provides pharmaceutical benefit services in the United States. Merck-Medco manages prescription drug programs through its mail service and retail pharmacy networks, and offers a series of health management programs to help payers, providers and patients manage high-risk, high-cost diseases. Merck-Medco sells its pharmaceutical benefit management services to corporations, labor unions, insurance companies, Blue Cross/Blue Shield organizations, government agencies, federal and state employee plans, health maintenance and other similar organizations.

     Merck sells its human health products primarily to drug wholesalers and retailers, hospitals, clinics, government agencies and managed health care providers such as health maintenance organizations and other institutions. Merck's professional representatives communicate the effectiveness, safety and value of our products to health care professionals in private practice, group practices and managed care organizations.

                       SELECTED FINANCIAL DATA OF ROSETTA

     The following selected consolidated financial data should be read in conjunction with Rosetta's consolidated financial statements and the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this proxy statement/prospectus. The consolidated statement of operations data presented below for the years ended December 31, 1998, 1999 and 2000 and for the three months ended March 31, 2001, and the balance sheet data at December 31, 1999 and 2000, and March 31, 2001 are derived from Rosetta's financial statements included elsewhere in this document. The selected consolidated balance sheet data at December 31, 1997 and 1998, as well as the selected consolidated statements of operations data for the year ended December 31, 1997, are derived from Rosetta's financial statements which are not included in this document. Rosetta had no activity from the date of its incorporation, December 19, 1996, through December 31, 1996. The selected data in this section is not intended to replace Rosetta's financial statements. Historical results are not necessarily indicative of the results to be expected in the future.

CONSOLIDATED STATEMENTS OF OPERATIONS DATA:


                                                                                  THREE MONTHS ENDED
                                               YEARS ENDED DECEMBER 31,               MARCH 31,
                                        ---------------------------------------   ------------------
                                         1997      1998       1999       2000       2000      2001
                                        -------   -------   --------   --------   --------   -------
                                                                                     (UNAUDITED)
                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues..............................  $    --   $    --   $    983   $ 10,459   $    548   $ 4,688
                                        -------   -------   --------   --------   --------   -------
Operating expenses
  Cost of product revenue.............       --        --         --        968         --       332
  Research and development(1).........    1,369     4,823     10,793     22,282      3,286     6,852
  Marketing, general and
     administrative(1)................      859     2,289      7,197     15,885      2,950     4,649
  Stock-based compensation............       65       581      3,571      9,377      2,476     1,251
                                        -------   -------   --------   --------   --------   -------
          Total operating expenses....    2,293     7,693     21,561     48,512      8,712    13,084
                                        -------   -------   --------   --------   --------   -------
Loss from operations..................   (2,293)   (7,693)   (20,578)   (38,053)    (8,164)   (8,396)
Other income and (expenses)
  Interest income.....................      440       707        639      5,668        366     2,377
  Interest expense....................      (46)     (207)      (293)      (253)       (71)      (26)
  Other, net..........................       14        81        (82)       (63)       (26)       28
                                        -------   -------   --------   --------   --------   -------
Net loss..............................   (1,885)   (7,112)   (20,314)   (32,701)    (7,895)   (6,017)
Deemed dividend upon issuance of
  convertible preferred stock.........       --        --         --     (7,286)    (7,286)       --
                                        -------   -------   --------   --------   --------   -------
Net loss attribute to common
  stockholders........................  $(1,885)  $(7,112)  $(20,314)  $(39,987)  $(15,181)  $(6,017)
                                        =======   =======   ========   ========   ========   =======
Basic and diluted net loss per
  share...............................   $(5.29)   $(5.29)    $(5.04)    $(2.50)    $(2.77)    $(.19)
                                        =======   =======   ========   ========   ========   =======
Weighted average shares used in
  computing basic and diluted net loss
  per share...........................      356     1,344      4,030     16,010      5,473    31,623
                                        =======   =======   ========   ========   ========   =======

---------------
(1) Operating expenses exclude charges for stock-based compensation as follows:

                                                                        THREE MONTHS
                                                                           ENDED
                                      YEARS ENDED DECEMBER 31,           MARCH 31,
                                  --------------------------------    ----------------
                                  1997    1998     1999      2000      2000      2001
                                  ----    ----    ------    ------    ------    ------
                                                                        (UNAUDITED)
                                                     (IN THOUSANDS)
Research and development........  $42     $490    $1,496    $3,297    $  806    $  474
Marketing, general and
  administrative................   23       91     2,075     6,080     1,670       777
                                  ---     ----    ------    ------    ------    ------
                                  $65     $581    $3,571    $9,377    $2,476    $1,251
                                  ===     ====    ======    ======    ======    ======

CONSOLIDATED BALANCE SHEET DATA

                                                     AT DECEMBER 31,                     AT
                                         ----------------------------------------     MARCH 31,
                                          1997       1998      1999        2000         2001
                                         -------    ------    -------    --------    -----------
                                                                                     (UNAUDITED)
                                                             (IN THOUSANDS)
Cash, cash equivalents and
  investments..........................  $15,347    $8,252    $19,263    $153,490     $155,658
Working capital........................   14,902     7,115     15,451     148,869      146,271
Total assets...........................   16,933    11,393     34,788     183,859      183,402
Long term obligations, less current
  portion..............................    1,036     1,344      1,389         488          374
Convertible preferred stock............   17,001    17,001     41,432          --           --
Stockholders' equity (deficit).........   (1,723)   (8,240)   (15,595)    168,426      164,946

                         ROSETTA FINANCIAL PROJECTIONS

     In connection with Merck's consideration of the proposed merger with Rosetta, Rosetta provided Merck with its internal projections of future financial performance. Set forth below are selections from these projections.

     You should note that the following projected financial data constitute forward-looking statements. Rosetta's actual results during the periods covered will vary from the projections, and such variations may be material. In particular, these forward-looking statements were prepared on the assumption that Rosetta remained an independent company engaged in, among other things, business development activities related to establishing collaborations with third parties, and it is highly likely that the contribution of Rosetta's business to Merck's consolidated results will be different from Rosetta's performance on a stand-alone basis. In addition, if the merger is not consummated, Rosetta may not be able to achieve these projections. See "Rosetta's Management's Discussion and Analysis of Financial Condition and Results of Operations -- Risks Related to Rosetta and its Business -- Rosetta Faces Risks Associated with Acquisitions." You are cautioned not to rely on the following information as an indicator of any future financial performance. The achievement of the results suggested by the projections are subject to the risks, uncertainties and other factors relating to Rosetta's future performance outlined in this proxy statement/prospectus, as described under "Cautionary Statement Concerning Forward-Looking Statements." Rosetta assumes no obligation to update the forward-looking statements contained herein.


     The Rosetta financial projections included in this proxy/statement prospectus have been prepared by, and are the responsibility of, Rosetta's management. PricewaterhouseCoopers LLP has neither examined nor compiled the Rosetta projected financial data and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report included in this proxy statement/prospectus relates to the historical financial statements of Rosetta. The report does not extend to Rosetta's financial projections set forth below and should not be read to do so.


     The Rosetta financial projections were not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information.

SIGNIFICANT ASSUMPTIONS

     As described below, certain assumed revenue amounts will not occur if the merger with Merck is completed. In addition, certain projected software revenues relate to products which are under development.

     Revenues are comprised of two categories: product revenues and collaboration revenues.

          1. Projected product and collaboration revenues for years 2001 through 2005 are as follows (in thousands):

                                            PRODUCT    COLLABORATION
YEAR                                        REVENUE       REVENUE        TOTALS
----                                        -------    -------------    --------
2001......................................  $ 9,500       $34,300       $ 43,800
2002......................................  $23,200       $39,800       $ 63,000
2003......................................  $33,600       $51,700       $ 85,300
2004......................................  $51,400       $52,800       $104,200
2005......................................  $70,100       $53,750       $123,850

          2. Product revenues include the following:

             (a) Rosetta Resolver Gene Expression system sales. These sales represent the sale of enterprise level and commercial level systems. Revenues were based upon the most recent projections provided to Rosetta by Agilent Technologies, Inc. and the terms of their collaboration agreement.

             (b) DNA microarray royalties and design revenues. These revenues were based upon the most recent projections provided to Rosetta by Agilent and the terms of their collaboration agreement.

             (c) Agilent collaboration revenue. These revenues represent amortization of research and development and license payments received from Agilent which are being recognized over the seven-year term of the collaboration agreement.

             (d) Proteomics software sales. Revenues for the years 2003 through 2005 include the sale of a proteomics enterprise level software product. Anticipated revenues for this product to be developed were based upon Rosetta Resolver sales patterns. Projected revenues from proteomics software sales included in the projected financial data are as follows (in thousands):

     2001   2002    2003     2004     2005
     ----   ----   ------   ------   -------
      $0     $0    $3,900   $8,100   $22,200


          3. Collaboration revenues were based upon the following:



             (a) Collaboration revenues were based upon signed contracts with existing collaborative partners and on new collaboration agreements expected to be entered into with other biotechnology and pharmaceutical companies, some of which were being negotiated at the time that Rosetta and Merck executed an exclusivity agreement.



             (b) For existing collaborative partners, contract research revenues were based upon work plans specified in the applicable collaboration agreement. Milestone and royalty revenues were based upon the anticipated development of collaborative products.



             (c) For assumed new collaborations, contract research revenues were based upon expected work plans to be formulated in accordance with past experience. Milestone and royalty revenues were based upon the anticipated development of collaborative projects. Certain of the assumed new collaborative revenues were based upon collaboration agreements that were being negotiated at the time that Rosetta and Merck executed an exclusivity agreement. See "The Merger -- Background of the Merger." Pursuant to that exclusivity agreement, negotiations with respect to such collaboration agreements have been halted. The projected revenues from these collaboration agreements were based upon Rosetta remaining a stand alone entity and did not contemplate Merck's acquisition of Rosetta. If the merger between Rosetta and Merck is completed, these collaborations and the related revenues will not occur. Should the merger between Rosetta and Merck not be completed, it is likely that the cessation of negotiations with respect to these collaborations would have a material impact on the amount and timing of these revenues. Finally, collaboration revenues include revenues from assumed new collaborations expected to be signed in the future but which had not yet begun to be negotiated at the time that Rosetta and Merck executed an exclusivity agreement. Such collaborations were anticipated based on Rosetta applying its technology in new areas.



             (d) The amount of revenues related to new collaborations is as follows (in thousands):


      2001      2002      2003      2004      2005
     -------   -------   -------   -------   -------
     $26,000   $35,800   $47,700   $50,500   $51,750

          4. The following expense assumptions were made:

             (a) Research and development expenses for 2001 were based upon Rosetta's 2001 internal budget. This 2001 budget amount was used as a baseline for years 2002 through 2005. Incremental expenses were added to this baseline amount each year in an amount from 2% to 10% of the baseline amount. Also, additional research expenses were added based on incremental collaboration revenues. In addition, additional depreciation expense was added for years 2002 through 2005.

             (b) Sales, general and administrative expenses for 2001 were based upon Rosetta's internal 2001 budget. This 2001 budget amount was used as a baseline for years 2002 through 2005. Incremental expenses were added to this baseline amount each year in an amount from 6% to 17% of the baseline amount. In addition, additional depreciation expense and selling expenses related to the new proteomics software product were added for years 2002 through 2005.

             (c) Interest income was based upon average cash balances and assumed a rate of return of 5%.

             (d) No federal income taxes were provided for based upon the net operating losses generated by Rosetta from 1997 through 2002. It was assumed that none of the net operating loss carryforwards were limited as to their use.

          5. The following balance sheet and equity assumptions were made:

             (a) Cash and investment balances assumed the sale of $50 million in equity at $15 per share to a potential collaborative partner. The $50 million equity investment was contemplated as part of a collaboration agreement that was in the process of being negotiated at the time Rosetta and Merck executed the exclusivity agreement. Pursuant to that agreement, such negotiations have been halted. Should the merger between Rosetta and Merck not be completed, it is likely that the amount and timing of this equity investment will change materially or not occur.

             (b) Cash and investment balances also assumed the routine exercise of currently-outstanding stock options.

             (c) Other current assets on the projected balance sheet includes accounts receivable. It was assumed that revenues were collected, on average, thirty days after being earned.

             (d) Accounts payable and accrued expenses balances for 2002 through 2005 were based on the balance at 2000 and then increased based upon the percentage increase of total operating expenses for those years.

          6. The Rosetta financial projections also assumed the effects of a relocation and consolidation of its facilities in 2003.

              ROSETTA INPHARMATICS, INC. PROJECTED FINANCIAL DATA

                       PROJECTED STATEMENTS OF OPERATIONS

                                                               FOR THE
                                                      YEARS ENDING DECEMBER 31,
                                        ------------------------------------------------------
                                          2001       2002       2003        2004        2005
                                        --------    -------    -------    --------    --------
                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues..............................  $ 43,800    $63,000    $85,300    $104,200    $123,850
Operating Expenses
  Research and development............    46,405     50,797     56,435      57,288      60,091
  Sales, general and administrative...    24,989     29,982     36,348      38,486      44,728
  Stock-based compensation............     3,856      1,847        573          --          --
                                        --------    -------    -------    --------    --------
          Total operating expenses....    75,250     82,626     93,356      95,774     104,819
                                        --------    -------    -------    --------    --------
Operating income (loss)...............   (31,450)   (19,626)    (8,056)      8,426      19,031
Interest income, net..................     9,400      9,700      9,800      10,000      12,000
Provision for income taxes............        --         --         --          --          --
                                        --------    -------    -------    --------    --------
Net income (loss).....................  $(22,050)   $(9,926)   $ 1,744    $ 18,426    $ 31,031
                                        ========    =======    =======    ========    ========
Full diluted net income (loss) per
  share...............................    $(0.64)    $(0.28)     $0.05       $0.50       $0.82
                                        ========    =======    =======    ========    ========
Weighted average shares...............    34,287     35,953     36,573      37,193      37,813
                                        ========    =======    =======    ========    ========

                            PROJECTED BALANCE SHEETS

                                                          AT DECEMBER 31,
                                      --------------------------------------------------------
                                        2001        2002        2003        2004        2005
                                      --------    --------    --------    --------    --------
                                                           (IN THOUSANDS)
ASSETS
Current assets
  Cash and investments..............  $187,616    $183,947    $183,954    $208,870    $245,431
  Other current assets..............     6,196       7,873       9,812      11,473      13,200
                                      --------    --------    --------    --------    --------
          Total current assets......   193,812     191,820     193,766     220,343     258,631
Property and equipment, net.........    11,827      13,882      23,063      22,000      20,000
Intangibles and other assets, net...    11,991       8,339       4,717       3,053       1,789
                                      --------    --------    --------    --------    --------
          Total assets..............  $217,630    $214,041    $221,546    $245,396    $280,420
                                      ========    ========    ========    ========    ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable and accrued
     expenses.......................  $  5,342    $  5,834    $  6,434    $  6,692    $  7,191
  Deferred revenue..................     3,430       3,980       5,170       5,280       5,375
  Other current liabilities.........     1,085       1,103       1,122       1,141       1,161
                                      --------    --------    --------    --------    --------
          Total current
            liabilities.............     9,857      10,917      12,726      13,113      13,727
Deferred revenue....................     3,105       2,505       1,905       1,305         705
Other non-current liabilities.......       498         508         519         529         539
                                      --------    --------    --------    --------    --------
          Total liabilities.........    13,460      13,930      15,150      14,947      14,971
                                      --------    --------    --------    --------    --------
Stockholders' equity................   204,170     200,111     206,396     230,449     265,449
                                      --------    --------    --------    --------    --------
          Total liabilities and
            stockholders' equity....  $217,630    $214,041    $221,546    $245,396    $280,420
                                      ========    ========    ========    ========    ========

PROJECTED STATEMENTS OF CASH FLOWS


                                                 FOR THE YEARS ENDING DECEMBER 31,
                                      --------------------------------------------------------
                                        2001        2002        2003        2004        2005
                                      --------    --------    --------    --------    --------
                                                           (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (loss)...................  $(22,050)   $ (9,926)   $  1,744    $ 18,426    $ 31,031
Adjustments to reconcile net loss to
  net cash used in operating
  activities
  Depreciation......................     3,570       5,445       8,320       8,563       9,500
  Stock-based compensation..........     3,856       1,847         573           0           0
  Amortization of intangible
     assets.........................     3,891       3,683       3,655       1,698       1,300
  Changes in operating assets and
     liabilities....................    (1,579)     (1,238)       (753)     (1,898)     (1,738)
                                      --------    --------    --------    --------    --------
  Net cash provided by (used in)
     operating activities...........  $(12,312)   $   (189)   $ 13,539    $ 26,789    $ 40,093
                                      --------    --------    --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and
  equipment.........................  $ (7,500)   $ (7,500)   $(17,500)   $ (7,500)   $ (7,500)
                                      --------    --------    --------    --------    --------
  Net cash used in investing
     activities.....................  $ (7,500)   $ (7,500)   $(17,500)   $ (7,500)   $ (7,500)
                                      --------    --------    --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common
  stock.............................  $ 53,938    $  3,968    $  3,968    $  3,968    $  3,968
  Payments received on notes
     receivable from stockholders...        --          52          --       1,659          --
                                      --------    --------    --------    --------    --------
  Net cash provided by financing
     activities.....................  $ 53,938    $  4,020    $  3,968    $  5,627    $  3,968
                                      --------    --------    --------    --------    --------
Net increase (decrease) in cash and
  cash equivalents..................    34,126      (3,669)          7      24,916      36,561
Cash and cash equivalents
  Beginning of period...............   153,490     187,616     183,947     183,954     208,870
                                      --------    --------    --------    --------    --------
  End of period.....................  $187,616    $183,947    $183,954    $208,870    $245,431
                                      ========    ========    ========    ========    ========

               ROSETTA'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Rosetta is a leader in the emerging field of informational genomics. Rosetta's technology platform consists of the Rosetta Resolver Expression Data Analysis System ("Rosetta Resolver System"), Rosetta's FlexJet DNA microarrays and Rosetta's coherent data sets of information generated from DNA microarrays. Rosetta generates revenue by providing its technologies as individual components sold as products either by Rosetta or its partners or as an integrated platform as part of research collaborations with pharmaceutical, biotechnology and agricultural customers. From Rosetta's inception in December 1996 through June 2000, its operating activities were primarily devoted to research and development of technologies for its informational genomics platform, including the development of the Rosetta Resolver System and the FlexJet DNA microarrays, acquiring assets, recruiting personnel, business development and raising capital.

     In October 1999, Rosetta entered into a seven-year strategic collaboration with Agilent. Rosetta agreed to exclusively partner with Agilent to make and sell products and services in the gene expression field, including DNA microarrays, DNA microarray design services, gene expression data analysis systems and other products. Agilent also purchased 2,285,714 shares of Rosetta's Series D preferred stock at a per-share price of $5.25. In August 2000, Rosetta sold Agilent 714,285 shares of common stock at $14.00 per share in a private placement that closed concurrently with Rosetta's initial public offering. Under the collaboration agreement, Rosetta co-markets the Rosetta Resolver System with Agilent on an exclusive basis and shares revenues for Rosetta Resolver System sales and DNA microarray design services.

     Agilent also has the exclusive right to market and sell DNA microarrays manufactured using Rosetta's inkjet and related DNA microarray design technology in exchange for royalty payments to Rosetta. In connection with this agreement, Rosetta has received payments of $7.4 million for research and development and for certain licensing rights as of March 31, 2001, of which $2.1 million was recorded as revenue through March 31, 2001, and $5.3 million was recorded as deferred revenue as of March 31, 2001. Agilent has agreed to pay Rosetta additional amounts during the remainder of 2001 and during 2002 for research and development activities. All research, development and licensing amounts previously paid as well as fixed amounts to be paid in connection with this agreement are being recognized as revenue ratably over the term of the agreement.

     In May 2000, Rosetta entered into a supply agreement with Agilent pursuant to which Agilent will supply Rosetta with DNA microarrays. Rosetta's current purchase forecast for DNA microarrays during 2001 is approximately $14.7 million. Rosetta's purchase obligations under this agreement may be reduced or increased if it provides revised forecasts to Agilent or if the parties otherwise agree during semiannual performance review meetings. In connection with this agreement, Agilent has paid $3.0 million for the transfer of certain know-how and technology related to Rosetta's inkjet technology.


     In June 2000, Rosetta commercially released the Rosetta Resolver System, an enterprise-wide, bioinformatics solution for deciphering the increasing amount of gene-expression data being generated due to the recent advance in genomics. The Rosetta Resolver System represents a major component of Rosetta's flexible gene-expression analysis platform. Since then, Rosetta installed commercial versions of the Rosetta Resolver System at the facilities of its customers:
DuPont Pharmaceuticals Company, Harvard University's Center for Genomics Research, Amgen Inc., Merck & Co., Inc., Glaxo Wellcome plc, Paradigm Genetics, Inc., Immunex Corporation, Renovis, Inc., Biogen, Inc. and the University of Washington.



     In November 2000, Rosetta entered into a three-year collaboration agreement with the Monsanto Company. Under terms of the agreement, Monsanto has committed to pay Rosetta $15.0 million over a three-year period for the delivery of a substantial body of gene expression information. In addition, Rosetta has the potential to receive future payments, including royalties associated with the development of commercial products that incorporate discoveries from the collaboration.

     Since Rosetta's inception, it has incurred significant losses and as of March 31, 2001, it had an accumulated deficit of $68.0 million. Rosetta's losses have resulted principally from costs incurred in research and development, marketing, general and administrative costs associated with its operations, and non-cash stock-based compensation expenses associated with stock options granted to employees and consultants prior to the closing of its initial public offering in August 2000. Operating expenses increased to $13.1 million for the three months ended March 31, 2001 compared to $8.7 million for the same period in 2000. Operating expenses increased to $48.5 million in 2000 from $21.6 million in 1999 and $7.7 million in 1998. Rosetta expects to incur additional operating losses over at least the next several years as it continues to expand its research and product development efforts and infrastructure.

     To date, Rosetta's revenue has been derived principally from the sale of Rosetta Resolver Systems and collaboration agreements. Rosetta has generated a substantial portion of its revenue to date from a limited number of sources. Rosetta's potential sources of revenue for the next several years are likely to be from the sale of products and services sold by Agilent, research payments under existing and possible future collaborative arrangements, government research grants and royalties from collaborators based on revenues received from any products commercialized under those agreements.

     In view of Rosetta's limited operating history and the rapidly evolving nature of its business, Rosetta believes that period-to-period comparisons of its operating results may not be meaningful and should not be relied upon as an indication of future performance.

STOCK-BASED COMPENSATION

     Stock-based compensation expense results from stock options granted to employees at exercise prices less than the fair market value of the common stock on the date of grant to employees, options granted to outside consultants for services and for the sale of restricted stock to founders deemed to be nonemployees. Through March 31, 2001, Rosetta has recorded total deferred stock-based compensation of $19.8 million, of which $5.0 million remains unamortized as of March 31, 2001. Deferred stock-based compensation expense is being amortized to expense over the vesting periods of the underlying options, generally four years. Based on deferred stock-based compensation recorded as of March 31, 2001, Rosetta expects to record amortization for deferred stock-based compensation expense approximately as follows: $2.6 million for the first three quarters of fiscal year 2001, $1.8 million in fiscal year 2002, $589,000 in fiscal year 2003 and $12,000 in fiscal year 2004. The amount of deferred compensation expected to be recorded in future periods may decrease if unvested options for which deferred stock-based compensation has been recorded are subsequently cancelled or forfeited. The amount of deferred compensation expected to be recorded in future years may increase if additional awards of options or shares are made for consideration that is less than fair value.

RESULTS OF OPERATIONS

  Quarters Ended March 31, 2001 and 2000

     REVENUES. Revenues increased to $4.7 million for the three months ended March 31, 2001 from $548,000 for the three months ended March 31, 2000. The increase in revenues is primarily attributable to revenue recognized under Rosetta's collaboration agreement with Monsanto ($2.5 million) and revenue recognized for licensing the Rosetta Resolver System ($920,000).

     COST OF PRODUCT SALES. Cost of product sales increased to $332,000 for the three months ended March 31, 2001 from none for the three months ended March 31, 2000. The increase was primarily related to the third-party hardware and software costs associated with the revenue recognized for Rosetta Resolver System sales.

     RESEARCH AND DEVELOPMENT EXPENSES. Research and development expenses increased to $6.9 million for the three months ended March 31, 2001 from $3.3 million for the three months ended March 31, 2000. The increase was primarily due to increased payroll and personnel expenses, increased usage of laboratory materials and supplies (including the purchase of DNA microarrays from Agilent) related to conducting research under collaboration agreements as well as internal efforts, facility costs and depreciation of leasehold improvements and laboratory equipment. The number of research and development personnel increased to 134 at March 31, 2001 compared to 83 at March 31, 2000. Research and development expenses consisted of costs to fulfill objectives of ongoing collaboration agreements, develop and use proprietary technologies to analyze DNA microarrays, build coherent data sets of expression profiles and to update and support the Rosetta Resolver System. Rosetta expects research and development expenses to increase significantly in the future to support the expansion of Rosetta's research and development activities, accommodate existing and possible future collaborations, expand the production of Rosetta's high-throughput gene expression profiling process and fund Rosetta's obligations under the supply agreement Rosetta entered into with Agilent in May 2000, under which Rosetta's current purchase forecast for DNA microarrays during 2001 is $14.7 million. Rosetta's purchase obligations under this agreement may be reduced or increased if Rosetta provides revised forecasts to Agilent or if the parties otherwise agree during semiannual performance review meetings.

     MARKETING, GENERAL AND ADMINISTRATIVE EXPENSES. Marketing, general and administrative expenses increased to $4.6 million for the three months ended March 31, 2001 from $3.0 million for the three months ended March 31, 2000. The increase was primarily due to increased payroll and personnel expenses, legal fees associated with intellectual property issues, business development activities and costs related to marketing the Rosetta Resolver System. Rosetta expects marketing, general and administrative expenses to continue to increase in the future to support the marketing of Rosetta's products and efforts to engage in collaborations, the expansion of Rosetta's business activities, and the protection of Rosetta's intellectual property. In addition, Rosetta entered into a license agreement with Oxford Gene Technology in March 2000 for which Rosetta recorded an asset of $8.8 million. The amortization of this asset resulted in an amortization expense of $314,000 for the three months ended March 31, 2001 compared to amortization expense of $52,000 for the three months ended March 31, 2000. This agreement will result in $995,000 of amortization expense for the remainder of 2001 and will result in future amortization amounts of $1.3 million per year thereafter for the estimated useful life of this license, seven years.

     STOCK-BASED COMPENSATION. Stock-based compensation expense in 2001 and 2000 resulted from stock options granted to employees from 1998 through 2000 at exercise prices subsequently deemed to be less than the fair market value of the common stock on the date of grant to employees, options granted to outside consultants for services and for the sale of restricted stock to founders deemed to be nonemployees. Deferred stock-based compensation is being amortized to expense over the vesting periods of the underlying options, generally four years. Stock-based compensation expense totaled $1.3 million for the three months ended March 31, 2001 compared to $2.5 million for the comparable period in 2000. The decrease in stock-based compensation expense for the periods is primarily attributable to the effects of the accelerated amortization method permitted by Financial Accounting Standards Board Interpretation No. 28.

     INTEREST INCOME. Interest income increased to $2.4 million for the three months ended March 31, 2001 from $366,000 for the comparable period in 2000. The increase was primarily due to higher average balances of cash and cash equivalents and investments for the period ended March 31, 2001 compared to the three month period ended March 31, 2000. The increase in average balances was primarily the result of the proceeds from the sale of Series E preferred stock in March 2000, and the initial public offering of Rosetta's common stock and private placement with Agilent in August of 2000.

     DEEMED DIVIDEND UPON ISSUANCE OF CONVERTIBLE PREFERRED STOCK. Rosetta recorded a deemed dividend of $7.3 million in March 2000 upon the issuance of Series E convertible preferred stock. At the date of issuance, Rosetta believed the per-share price of $9.36 represented the fair market value of the preferred stock and that it was in excess of the fair market value of Rosetta's common stock. Subsequent to the commencement of Rosetta's initial public offering process, Rosetta reevaluated the fair market value of Rosetta's common stock as of March 2000 and determined it to be $11.00 per share. Accordingly, the incremental fair market value is deemed to be the equivalent of a preferred stock dividend. Rosetta recorded the deemed dividend at the date of issuance by offsetting charges and credits to additional paid-in capital, without any effect on total stockholders' equity. The amount increased the loss allocable to common stockholders in the calculation of basic and diluted net loss per share for 2000.

  Years Ended December 31, 2000 and 1999

     REVENUES. Revenues increased to $10.5 million in 2000 from $983,000 in 1999. The increase in revenues is primarily attributable to revenue recognized for licensing the Rosetta Resolver System ($3.9 million), revenue recognized under Rosetta's collaboration agreement with Monsanto ($803,000), and revenue recognized under agreements with Rosetta's strategic partner, Agilent, for the transfer of certain know-how and technology related to Rosetta's inkjet technology ($3.7 million) and for the ratable portion of research and development and licensing fees ($1.4 million).

     COST OF PRODUCT SALES. Cost of product sales increased to $968,000 in 2000 from none in 1999. The increase was primarily related to the third-party hardware and software costs associated with the revenue recognized for Rosetta Resolver System sales in 2000.

     RESEARCH AND DEVELOPMENT EXPENSES. Research and development expenses increased to $22.3 million in 2000 from $10.8 million in 1999. The increase was primarily due to increased payroll and personnel expenses, including recruitment and relocation expenses, increased usage of laboratory materials and supplies (including the purchase of DNA microarrays from Agilent) related to conducting research under collaboration agreements as well as internal efforts, the costs connected with the transfer of know-how and technology related to Rosetta's inkjet technology, facility costs and depreciation of leasehold improvements and laboratory equipment. The number of research and development personnel was 132 at December 31, 2000, and 70 at December 31, 1999. Research and development expenses also included $2.4 million in license fees in 2000 compared to $1.4 million in 1999. Research and development expenses consisted of costs to develop DNA microarrays, to fulfill objectives of ongoing collaboration agreements, to develop and use proprietary technologies to analyze these arrays, to build coherent data sets of expression profiles and to develop the Rosetta Resolver System. Rosetta expects research and development expenses to increase significantly in the future to support the expansion of its research and development activities, accommodate existing and possible future collaborations, expand the production of its high-throughput gene expression profiling process and fund its obligations under the supply agreement it entered into with Agilent in May 2000, under which Rosetta's current purchase forecast for DNA microarrays during 2001 is $14.7 million.

     MARKETING, GENERAL AND ADMINISTRATIVE EXPENSES. Marketing, general and administrative expenses increased to $15.9 million in 2000 from $7.2 million in 1999. The increases were primarily due to increased payroll and personnel expenses, including recruitment and relocation expenses, legal fees associated with intellectual property issues and business development activities. Rosetta expects marketing, general and administrative expenses to continue to increase in the future to support the marketing of its products, the expansion of its business activities and due to costs associated with operating as a public company. In addition, Rosetta entered into a license agreement with Oxford Gene Technology in March 2000 for which Rosetta recorded an asset of $8.8 million. The amortization of this asset resulted in increased amortization expense of $995,000 for 2000 and will result in future amortization amounts of $1.3 million per year thereafter for the estimated useful life of this license, seven years.

     STOCK-BASED COMPENSATION. Stock-based compensation expense in 2000 and 1999 resulted from stock options granted to employees at exercise prices subsequently deemed to be less than the fair market value of the common stock on the date of grant to employees, options granted to outside consultants for services and for the sale of restricted stock to founders deemed to be nonemployees. Rosetta recorded total deferred stock-based compensation of $13.4 million in 2000 and $5.3 million in 1999. Deferred stock-based compensation is being amortized to expense over the vesting periods of the underlying options, generally four years, resulting in the amortization of stock-based compensation totaling $9.4 million in 2000 and $3.6 million in 1999.

     INTEREST INCOME. Interest income increased to $5.7 million in 2000 from $639,000 in 1999. The increases were primarily due to higher average balances of cash and cash equivalents and investments for

2000 compared to 1999, as a result of the investment of the proceeds from the sale of Series D preferred stock in October 1999 and Series E preferred stock in March 2000, and the initial public offering of Rosetta's common stock and private placement with Agilent in August of 2000.

     DEEMED DIVIDEND UPON ISSUANCE OF CONVERTIBLE PREFERRED STOCK. Rosetta recorded a deemed dividend of $7.3 million in March 2000 upon the issuance of Series E convertible preferred stock. At the date of issuance, Rosetta believed the per-share price of $9.36 represented the fair value of the preferred stock and was in excess of the fair value of its common stock. Subsequent to the commencement of Rosetta's initial public offering process, Rosetta reevaluated the fair value of its common stock as of March 2000 and determined it to be $11.00 per share. Accordingly, the incremental fair value is deemed to be the equivalent of a preferred stock dividend. Rosetta recorded the deemed dividend at the date of issuance by offsetting charges and credits to additional paid-in capital, without any effect on total stockholders' equity. The amount increased the loss allocable to common stockholders in the calculation of basic and diluted net loss per share for 2000.

  Years Ended December 31, 1999 and 1998

     REVENUES. Revenues increased to $983,000 in 1999 from none in 1998. The increase was due primarily to collaboration revenue recognized in connection with a collaboration agreement entered into with Agilent in October 1999 and grant revenues recognized in connection with Small Business Innovation Research Program grants from the National Institutes of Health and a grant from the Department of Energy.

     RESEARCH AND DEVELOPMENT EXPENSES. Research and development expenses increased to $10.8 million in 1999 from $4.8 million in 1998. The increase was primarily due to increased payroll and personnel expenses, including recruitment and relocation expenses, increased usage of laboratory materials and supplies, facility costs and depreciation of facilities and laboratory equipment. Research and development expenses also included $1.4 million of license fees incurred in 1999 as compared to $225,000 of license fees incurred in 1998. The number of research and development personnel was 70 at December 31, 1999, and 45 at December 31, 1998.

     GENERAL AND ADMINISTRATIVE EXPENSES. General and administrative expenses increased to $7.2 million in 1999 from $2.3 million in 1998. The increase was primarily due to increased expenses related to payroll and personnel, including recruitment and relocation expenses, facility costs, legal fees and business development activities. In addition, general and administrative expenses in 1999 included $2.8 million of amortization expense relating to intangible assets as a result of Rosetta's acquisition of Acacia Biosciences in February 1999.

LIQUIDITY AND CAPITAL RESOURCES

     From inception through March 31, 2001, Rosetta has funded its operations with the net proceeds of $106.3 million from its initial public offering, $89.2 million from private equity financings, $16.9 million from collaboration agreements and $3.3 million from equipment financing arrangements. At March 31, 2001, cash and cash equivalents and investments totaled $155.7 million. Rosetta's cash reserves are held in a variety of short-term interest-bearing instruments, including high-grade corporate bonds, commercial paper and money market accounts.

     Cash provided by operations for the three months ended March 31, 2001 was $1.5 million, compared to cash used in operations of $4.0 million for the comparable period in 2000. Cash used in operations in 2000 was $16.6 million compared to $7.4 million in 1999. The improvement in operating cash flows in the three months ended March 31, 2001 was primarily the result of favorable changes in working capital as Rosetta's operating losses were offset by decreases in accounts receivable and increases in accrued liabilities. Rosetta does not expect this favorable working capital trend to continue in the future. In addition, Rosetta's net losses of $6.0 million and $7.9 million for the three month periods ended March 31, 2001 and 2000, respectively, were partially offset by non-cash charges of $3.0 million and $3.6 million, respectively, related to stock-based compensation, amortization, depreciation expense and amortization of
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

intangible assets. Rosetta's net losses of $32.7 million in 2000 and $20.3 million in 1999 were partially offset by non-cash charges of $15.7 million in 2000 and $7.4 million in 1999 related to deferred stock-based compensation, amortization, depreciation expense and amortization of intangible assets.

     Investing activities for the three months ended March 31, 2001, other than changes in Rosetta's investments, consumed $991,000 due to expenditures on leasehold improvements, capital expenditures and expenditures pursuant to license agreements. Investing activities for the comparable period in 2000, other than the changes in Rosetta's investments, used $1.7 million primarily due to leasehold improvements and capital expenditures. Investing activities in 2000, other than changes in Rosetta's investments, consumed $7.3 million due to expenditures on leasehold improvements, capital expenditures and expenditures pursuant to license agreements. Investing activities in 1999, other than the changes in Rosetta's investments, used $2.5 million primarily due to leasehold improvements and capital expenditures. Rosetta expects capital expenditures to increase in the future as it builds additional infrastructure for its informational genomics systems and expands its facilities.

     Cash provided by financing activities for the three months ended March 31, 2001 was $305,000 compared to $41.6 million for the comparable period in 2000. Financing activities for the period in 2000 included the sale of 4,442,378 shares of Series E preferred stock to investors for net proceeds of $41.3 million. Cash provided by financing activities was $157.4 million in 2000 compared to $20.9 million in 1999. Financing activities for 2000 included the sale of 8,280,000 shares of common stock in Rosetta's initial public offering resulting in net proceeds of $106.3 million after deducting underwriters' commissions and other offering expenses of approximately $9.6 million, the sale of 714,285 shares of common stock in a concurrent private placement with Agilent resulting in proceeds of $10.0 million and the sale of 4,442,378 shares of Series E preferred stock to investors for net proceeds of $41.3 million. In 1999 Rosetta completed the sale of 2,019,452 shares of Series C convertible preferred stock to investors and 2,285,714 shares of Series D convertible preferred stock to Agilent for net proceeds of $8.9 million and $12.0 million, respectively.

     In connection with financing arrangements for the purchase of property and equipment entered into from 1997 through 1999, Rosetta had $1.1 million in capitalized lease obligations and notes payable at March 31, 2001. These obligations bear interest at a weighted-average fixed rate of approximately 12.3%.

     Rosetta's capital requirements depend on numerous factors, including market acceptance of its products, the resources Rosetta devotes to developing and supporting its products and other factors. Rosetta expects to devote substantial capital resources to expand its research and development efforts, to expand marketing and sales efforts to support its products and services and for other general corporate activities. In connection with Rosetta's research and development efforts, in May 2000, Rosetta entered into a supply agreement with Agilent pursuant to which its current purchase forecast for DNA microarrays during 2001 is $14.7 million. Rosetta's purchase obligations under this agreement may be reduced or increased if it provides revised forecasts to Agilent or if the parties otherwise agree during semiannual performance review meetings. Rosetta believes that its current cash balances, together with the net proceeds from the initial public offering of its common stock, the proceeds of the concurrent private placement to Agilent and revenue to be derived from its collaboration with Agilent, including revenue from the sales of the Rosetta Resolver System, will be sufficient to fund Rosetta's operations at least through December 31, 2002. After this period, Rosetta may need to sell additional equity or debt securities or obtain additional credit arrangements. Additional financing may not be available on terms acceptable to Rosetta, or at all.

RECENT ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS 133 establishes accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. SFAS 133, as amended by SFAS 138, is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. The adoption of SFAS 133 on January 1, 2001 did not have any impact on Rosetta's financial statements.

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RISKS RELATED TO ROSETTA AND ITS BUSINESS

     The risk factors set forth below relate to Rosetta and its business on a stand-alone basis and may not be significant to Merck if the merger is completed.

  Failure to complete the merger could negatively impact Rosetta's stock price, future business and operations.

     If the merger is not completed for any reason, Rosetta may be subject to a number of material risks, including the following:

     - Rosetta may be required, under certain circumstances, to pay Merck a termination fee of $31.0 million;

     - Merck's license to Rosetta's intellectual property will, under certain circumstances, survive even if the merger is not completed which could adversely affect Rosetta's business prospects;

     - the price of Rosetta's common stock may decline, to the extent that the relevant current market price reflects a market assumption that the merger will be completed; and

     - the costs related to the merger, such as legal, accounting, financial printing and financial advisor fees, must be paid even if the merger is not completed.

     As a result of entering into the exclusivity agreement with Merck and executing the merger agreement, Rosetta terminated discussions with key potential collaboration partners and strategic partners. If the merger is not completed, Rosetta may not be able to re-engage in discussions with such potential partners which would adversely affect Rosetta's results of operations. In addition, Rosetta's existing and potential customers, collaboration partners and strategic partners, in response to the announcement of the merger, may delay or defer decisions concerning Rosetta. Any delay or deferral of those decisions by customers, collaboration partners or strategic partners could have a material adverse effect on Rosetta's business, regardless of whether the merger is ultimately completed.

  Rosetta is at an early stage of development and may not succeed or become profitable.

     Rosetta commenced operations in December 1996, is at an early stage of development, and has a limited operating history. Rosetta has just begun to incorporate its technologies into commercialized products and Rosetta's commercialization of them may not be successful. Rosetta has recently begun commercial sales of the Rosetta Resolver System. All commercial sales are subject to negotiation and execution of definitive agreements, and the execution of definitive agreements may not occur in a timely manner or at all. Agilent, Rosetta's strategic partner, has recently begun commercial distribution of FlexJet DNA microarrays. The Rosetta Resolver System is currently being used by Rosetta internally and by a limited number of customers. As a result, Rosetta's business is subject to all of the risks inherent in the development of a new business enterprise, such as the need:

     - to develop a market for Rosetta's products and services;

     - to successfully transition from a company with a research focus to a company capable of supporting commercial activities; and

     - to attract and retain qualified management, sales, technical and scientific staff.

 Rosetta expects to incur substantial operating losses in the future and, as a result, the value of Rosetta's stock could decrease.

     Rosetta's expenses have significantly exceeded revenue in each of the years since Rosetta's inception. Rosetta is uncertain when, if ever, it will become profitable. Rosetta has incurred operating losses since its inception and had no revenue in 1997 and 1998 and only limited revenue in 1999 and 2000 from collaborations, the sale of Rosetta Resolver Systems and government grants. Rosetta's Rosetta Resolver System was introduced in 2000 and as of March 31, 2001, Rosetta has recorded $4.8 million in revenue
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

from sales of the system. As of March 31, 2001, Rosetta had an accumulated deficit of $68.0 million. Rosetta expects to continue to experience significant operating losses in the future as it continues its research and development efforts, further develop its products and services and expand its marketing and sales force in an effort to commercialize its products. The expansion of its operations will require substantial expenditures on Rosetta's part for at least the next several years to support growth of the organization. In addition, Rosetta anticipates continued spending in research and development to remain a leader in its industry, as well as to meet its obligations under the supply agreement with Agilent. As a result, Rosetta expects to incur operating losses in the future, may require additional funding, and the value of Rosetta's stock could decrease.

 If Rosetta's existing collaboration with agilent fails, is terminated, or if their ability to supply microarrays ceases or is limited, Rosetta's potential revenues and development funds would be significantly reduced.

     In Rosetta's collaboration agreement with Agilent, Rosetta agreed to partner with Agilent to make and sell products in the gene expression field including the Rosetta Resolver System, microarrays, array design services and other products. As part of Rosetta's agreement, Agilent has the co-exclusive right to sell the Rosetta Resolver System and to use Rosetta's inkjet synthesizer and related chip design technology in exchange for royalty payments. Rosetta also relies on Agilent for significant financial and technical contributions in connection with the development of products covered by the agreement. Rosetta's ability to develop, manufacture, and market these products successfully depends significantly on Agilent's performance under this agreement. In addition, in May 2000, Rosetta entered into a supply agreement with Agilent to supply it with DNA microarrays. If Agilent experiences manufacturing or distribution difficulties under these agreements, has difficulty obtaining or maintaining intellectual property rights, does not actively market the Rosetta Resolver System or does not otherwise perform its obligations under these agreements, Rosetta's revenue derived from third party collaborations, revenues from the Rosetta Resolver System or other products and services, and Rosetta's royalty revenue derived from Agilent's sales of DNA microarrays manufactured using Rosetta's inkjet technology could harm its business and financial condition.

     Rosetta's collaboration agreement with Agilent may be terminated early by Agilent under certain circumstances, including the breach of exclusivity and confidentiality by Rosetta. If Agilent were to terminate its agreement with Rosetta, Rosetta could lose significant revenue and have limited means to commercialize Rosetta's products. In addition, Rosetta would need to obtain development funding from other sources, and Rosetta may be required to find one or more other collaborators for the development and commercialization of its products. Agilent's early termination of Rosetta's collaboration could harm Rosetta's business and financial condition.

 If Rosetta does not retain its customers and partners or obtain new customers and partners, Rosetta's operating results will be materially and adversely affected.

     Rosetta's strategy depends on selling its informational genomics products and services to pharmaceutical, biotechnology and agriculture companies. Historically, Rosetta has had very few customers and two commercial partners, Agilent and Monsanto, from which Rosetta has derived the majority of its revenue. If Rosetta were to lose any one of these customers or partners, its revenue would decrease substantially. Agilent and Monsanto accounted for 15% and 53%, respectively, of the total revenues for the first three months in 2001 and 49% and 9%, respectively, of the total revenue for the year ended December 31, 2000. Rosetta expects that it will continue to rely on a narrow base of customers and partners for the majority of its revenue for the foreseeable future. Although Rosetta is seeking to expand its customer and partner base, these efforts may not be successful. Rosetta's sales and revenues would be adversely affected if any significant customer or partner were to discontinue or significantly reduce the use of products or services or if Rosetta fails to obtain additional customers or partners.

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 If Rosetta's technologies and initial commercial products do not achieve market acceptance or do not become commercially viable or successful, Rosetta's results of operations would be adversely affected.

     Rosetta's application of innovative informational genomics tools to drug discovery is a new and unproven approach. Market acceptance of Rosetta's products and services will depend upon many factors which are not within Rosetta's control, such as:

     - continued growth in the bioinformatics industry;

     - the availability and price of competing products, services and technologies; and

     - the success of Rosetta's marketing and sales efforts.

 If Rosetta is unable to compete successfully against existing technologies, Rosetta's results of operations would be materially and adversely affected.

     Rosetta's business depends upon successfully competing in the development and commercialization of products and services that improve the efficiency of the drug discovery process. Rosetta's drug discovery technology may not result in any commercially successful product or results. Rosetta may fail to compete successfully if:

     - Rosetta's products or services are found to be ineffective or unreliable;

     - Rosetta's products are difficult to manufacture or uneconomical to market;

     - unforeseen complications in the development or delivery of Rosetta's products and services increase the costs of development of its products and services;

     - the proprietary rights of third parties preclude Rosetta or its collaborative partners from marketing Rosetta's products or services; or

     - potential customers fail to use Rosetta's technology and instead rely on existing internal processes or technologies or alternative technologies.

 If Rosetta is unable to maintain or to enter into new collaborations or licensing arrangements, Rosetta will be limited in its ability to further commercialize its products.

     Rosetta intends to enter into collaborative arrangements with pharmaceutical, biotechnology, and agricultural companies to apply Rosetta's technology, to fund development and to commercialize Rosetta's potential future products. Rosetta may not be able to negotiate collaborative agreements on acceptable terms, if at all, and such collaborative agreements may not be successful and may not provide Rosetta with expected benefits. To the extent Rosetta chooses not to or is unable to enter into such collaborative agreements, it will require substantially greater capital to undertake the research, development, marketing, sales and distribution of systems and technologies at Rosetta's own expense, which would increase Rosetta's operating expenses and harm Rosetta's revenues.

     Additionally, Rosetta's present or future collaborative partners may not perform their obligations under Rosetta's agreements with them or may not devote sufficient resources to the development, testing or marketing of Rosetta's potential products developed under collaborations. If one of Rosetta's collaboration partners were to develop technologies or components competitive with Rosetta's technologies or components in parallel with Rosetta, or if Rosetta is precluded from entering into competitive arrangements under the terms of Rosetta's collaboration agreements, Rosetta's potential products could be rendered uncompetitive or obsolete, which would adversely affect Rosetta's ability to generate sales and revenues. In addition, any premature termination of a collaboration agreement could have a material adverse effect on Rosetta's revenue growth and potential profitability.

     Generally, the terms of Rosetta's collaboration agreements provide for a division of responsibility between Rosetta and its collaborators. Disputes concerning Rosetta's obligations and rights under these agreements could result in litigation or arbitration, which would be time-consuming and expensive.

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

 Fluctuations in Rosetta's quarterly results of operations could cause Rosetta's stock price to decline.

     Rosetta's quarterly operating results have fluctuated in the past and are likely to do so in the future. Some of the factors that could cause Rosetta's operating results to fluctuate include:

     - the timing and amount of revenue resulting from collaborations, product sales and royalties is not wholly predictable nor consistent from quarter to quarter;

     - changes in Rosetta's percentage share of revenue generated from its collaboration with Agilent;

     - the success rate of Rosetta's discovery efforts leading to milestone payments or royalties;

     - the timing and willingness of collaborators to commercialize products discovered through the use of Rosetta's products or services which would result in milestone payments or royalties;

     - the expiration of research contracts with collaborators, which may not be renewed or replaced; and

     - general and industry-specific economic conditions, which may affect Rosetta's collaborators' research and development expenditures.

     Large portions of Rosetta's expenses are relatively fixed, including expenses for facilities, equipment, and personnel. Accordingly, if revenues decline or do not grow as anticipated due to expiration of research contracts, failure to obtain new contracts or other factors, Rosetta may not be able to correspondingly reduce Rosetta's operating expenses. In addition, Rosetta plans to significantly increase operating expenses in order to accelerate Rosetta's product development and sales and marketing efforts. Due to the possibility of fluctuations in Rosetta's revenues and expenses, Rosetta believes that quarter-to-quarter comparisons of Rosetta's operating results are not a good indication of Rosetta's future performance. Rosetta's operating results in some quarters may not meet the expectations of stock market analysts and investors. In that case, Rosetta's stock price could decline.

 If Rosetta is unable to protect its proprietary rights adequately or operate without violating the intellectual property of others, Rosetta's competitive position will suffer and Rosetta's business and financial condition would be adversely affected.

     Rosetta's success will depend, in large part, on its ability to obtain patent protection for its products and technologies, both in the United States and in other countries, to preserve its trade secrets and to operate without infringing the proprietary rights of third parties. Rosetta's patent portfolio may not protect its technologies or products for any one or more of the following reasons:

     - some or all of Rosetta's pending patent applications may not result in issued patents and Rosetta's competitors may be able to commercialize Rosetta's discoveries;

     - Rosetta may develop additional proprietary technologies that are not patentable;

     - any patents issued to Rosetta may not cover commercially viable products;

     - any patents issued to Rosetta may not provide Rosetta with reasonable scope so as to block others from using Rosetta's or similar technology;

     - any patents issued to Rosetta or to Rosetta's licensors may be challenged, circumvented or invalidated by third parties; and

     - third parties may have patents of their own which could, if asserted, prevent Rosetta from practicing Rosetta's patented technologies.

     Even if Rosetta is able to obtain new patents, these patents may not provide it with substantial or meaningful protection or be commercially beneficial. The laws of some foreign countries may not protect Rosetta's intellectual property to the same extent that United States law does. Patent law is unsettled or undergoing review and revision in many countries. In addition, Rosetta could be forced to participate in opposition proceedings to determine the validity of Rosetta's or Rosetta's competitors' foreign patents, which could be costly and divert management's attention from other business concerns.
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     Should third parties file patent applications, or be issued patents, claiming technology also claimed by Rosetta in pending applications, Rosetta may be required to participate in interference proceedings in the United States Patent and Trademark Office to determine priority of invention. Rosetta also could be required to participate in interference proceedings involving Rosetta's issued patents and pending applications of another entity. An adverse outcome in an interference proceeding could require Rosetta to cease using the technology or to license rights from prevailing third parties. There is no guarantee that any prevailing party would offer Rosetta a license or that such a license, if made available to Rosetta, could be acquired on commercially-acceptable terms.

     In order to protect or enforce its patent rights, Rosetta may become involved in patent litigation. These lawsuits would put Rosetta's patents at risk of being invalidated or interpreted narrowly. Rosetta may also provoke third parties to assert claims against it. Rosetta may also participate in patent litigation to invalidate the patents of another. The outcome of any such potential suit is uncertain. Any lawsuits regarding intellectual property could be expensive, take significant time, and divert management's attention from other business concerns.

     Third parties may claim Rosetta is infringing, including inducing others to infringe, its patents and other intellectual property, and could suffer significant litigation or licensing expenses. Rosetta is aware that one of its commercial partners, Oxford Gene Technology, was involved in patent litigation with a second commercial partner, Affymetrix. In connection with that litigation, in May 2000 Rosetta received a third-party subpoena from Affymetrix requesting, among other things, documents relating to Rosetta's DNA microarray development activities and Rosetta's relationship with each of Oxford Gene Technology and Agilent, and Rosetta timely filed its initial response to the subpoena. The litigation between Oxford Gene Technology and Affymetrix was subsequently settled. While Rosetta is not currently a party to any litigation against itself, third parties, including Affymetrix, may assert claims against Rosetta relating to its activities or to agreements with Rosetta's commercial partners, including Oxford Gene Technology or Agilent, or other matters relating to such third party's intellectual property rights.

     While Rosetta does not believe that any of its products or activities infringe any valid patent or other intellectual property of third parties, Rosetta may be unaware of patents or other intellectual property of others that may cover some of its technology, products or services. If Rosetta does not prevail in any proceeding or litigation, in addition to any damages it might have to pay, Rosetta could be required to stop the infringing activity or it may need to obtain a license to the intellectual property in question. Rosetta may not be able to obtain the necessary license to the intellectual property in order to avoid infringement, or negotiate such a license on reasonable terms, if at all. Even if Rosetta were able to obtain a license to such technology, some licenses may be non-exclusive, thereby giving its competitors access to the same technologies licensed to Rosetta. Ultimately Rosetta may be unable to sell some of its products or may have to cease certain business operations, which would have a material adverse effect on its revenues. The complexity of the technology involved and the uncertainty of intellectual property litigation increase these risks.

 If Rosetta's measures to protect its confidential and proprietary information fail, this information may be compromised and Rosetta's competitive position will suffer.

     Rosetta has taken security measures to protect its proprietary technologies, processes, information systems and data, and continue to explore ways to enhance such security. These measures may not provide adequate protection for Rosetta's trade secrets or other proprietary information. While Rosetta requires employees, academic collaborators and consultants to enter into confidentiality agreements where appropriate, any of the following could occur:

     - Rosetta's proprietary information could be disclosed;

     - Rosetta's trade secrets could be disclosed; or

     - others may independently develop substantially equivalent proprietary information and techniques, otherwise gain access to Rosetta's trade secrets or disclose such information.

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     If any of these events occur, Rosetta's proprietary and confidential information would be compromised and Rosetta's competitive position would suffer.

 Intense competition in the market could prevent Rosetta from increasing Rosetta's revenues and achieving profitability or result in the obsolescence of Rosetta's technology.

     The genomics industry is highly competitive. Rosetta competes with companies in the United States and abroad that are engaged in the development and production of products that analyze, collect, and manage genetic information and genomic data. Rosetta's competition in the United States and abroad can be broken down into the following categories:

     - bioinformatics solution providers, which are custom integrators, providers of desktop analysis tools and providers of database software;

     - array providers, which are commercial manufacturers of oligonucleotide microarrays and cDNA microarrays or providers of systems enabling customers to make their own microarrays; and

     - expression profile program providers, which are dedicated genomics companies building gene expression databases as well as pharmaceutical and biotechnology companies who have their own in-house gene expression profiling efforts.

     Many of the organizations that compete with Rosetta have greater capital resources, more experienced research, development, sales, marketing, distribution and service staffs, superior facilities and manufacturing capabilities and a more established customer base. Rosetta's competitors are pursuing methods for using software and computers to assist in making the drug discovery process more efficient and less expensive which would compete with Rosetta's products or render Rosetta's products obsolete. Although Rosetta believes that there are few companies that currently have an integrated technology platform that includes all of the components for an informational genomics solution, it expects to encounter intense competition from companies that currently offer only certain components, but which may offer all of the components in an integrated system in the future. Rosetta is also likely to encounter increased competition as it enters new markets.

     The relative speed with which Rosetta can develop products or technologies is expected to have an impact on its competitive position. Rosetta believes that customers in its markets display significant loyalty to specific technologies or products that they have used successfully in their research and development. Therefore, Rosetta may experience difficulties in generating sales from customers that initially purchased products or services from competitors. Rosetta expects competition to intensify in the fields in which it is involved as technical advances in such fields are made and become more widely known. To the extent that other companies succeed in developing similar products that are introduced earlier, are more effective, are produced and marketed more effectively or priced more competitively than Rosetta's products and services, the commercial success of Rosetta's products or technologies to be developed may be harmed.

 Rosetta's dependence on third-party products and services to develop and manufacture some components of Rosetta's products could impair Rosetta's ability to develop, manufacture and deliver Rosetta's products on a timely basis.

     Rosetta relies to a substantial extent on outside vendors to supply many of the hardware and software components of the Rosetta Resolver System. Rosetta also relies on outside vendors to supply it with chemicals and other items necessary to fabricate microarrays and conduct expression profiling experiments. Some of these items and components are obtained from a single supplier or a limited group of suppliers. In particular, in May 2000, Rosetta entered into a supply agreement with Agilent to supply it with DNA microarrays. In addition, Rosetta obtains computer hardware used in its Rosetta Resolver System from Sun Microsystems and the Rosetta Resolver System incorporates software programs developed by third parties, including database software from Oracle. If Rosetta is unable to acquire required third party products and services, the quality of Rosetta's products could deteriorate and it would face higher

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development costs. Rosetta's reliance on outside vendors generally, and a sole or a limited group of suppliers in particular, involves several risks, including:

     - the inability to obtain an adequate supply of required materials due to manufacturing capacity constraints, discontinuance of a product by a third-party manufacturer or other supply constraints;

     - reduced control over quality and pricing of components;

     - delays and long lead times in receiving materials from vendors; and

     - delay and expense caused by the need to redesign Rosetta's product to accommodate a replacement of a vendor.

     Rosetta relies on scientific and other data obtained from public genomic databases. This data could contain errors or other defects, which if used in Rosetta's internal or external research collaborations may result in inaccurate conclusions made by Rosetta or Rosetta's third party collaborators that could materially affect the results of such research efforts. This reliance on inaccurate or defective data could materially affect Rosetta's relationships with Rosetta's collaborators and harm Rosetta's revenues.

 If Rosetta fails to maintain or obtain rights to third party technology, it could harm Rosetta's developmental and commercial efforts.

     Rosetta's success is dependent on Rosetta's ability to enter into licensing arrangements with commercial or academic entities for technology that is advantageous or necessary to the development and commercialization of Rosetta's technologies. Rosetta may not be able to negotiate additional license agreements in the future on acceptable terms, if at all.

     In Rosetta's existing and potential future collaborations, disputes may arise as to the inventorship and corresponding rights in inventions and know-how resulting from research by Rosetta and Rosetta's licensors or scientific collaborators. Additionally, Rosetta's present and future in-licensing agreements may contain provisions requiring Rosetta to meet performance obligations or milestones, within specified time periods. If Rosetta fails to meet any significant milestones, Rosetta's licensors or collaborators may be permitted to terminate such agreements.

     Any of Rosetta's current license agreements may be terminated under certain circumstances by the other party, and Rosetta may not be able to maintain the exclusivity of Rosetta's exclusive licenses. In the event Rosetta is unable to obtain or maintain licenses to technology necessary and advantageous to its business, Rosetta may be required to expend significant time and resources to develop or in-license alternative technology. Rosetta may not be successful in this regard. If Rosetta cannot acquire or develop necessary technology, it may be prevented from commercializing some of its products or may need to limit its operations.

 The sales cycles for Rosetta's products are lengthy, and Rosetta may spend considerable resources on unsuccessful sales efforts or may not be able to complete deals.

     Rosetta's ability to obtain new customers for Rosetta's technologies depends in significant part upon the perception that Rosetta's products and services can help accelerate their discovery efforts. Rosetta's sales cycle and Agilent's sales cycle are likely to be lengthy because of the need to educate Rosetta's potential customers and convince a variety of constituencies within such companies of the benefits of Rosetta's technologies. In addition, each agreement involves the negotiation of unique terms. Rosetta and Agilent may be required to expend substantial funds and management effort with no assurance that an agreement will result.

 If Rosetta lost principal members of its management and scientific staff or is unable to hire additional qualified personnel, Rosetta's future growth and ability to compete would suffer.

     Rosetta is highly dependent on the principal members of its management and scientific staff. The loss of the services of any of these persons could delay or reduce Rosetta's product development and
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commercialization efforts. Rosetta does not have "key person" insurance on the lives of its executives. Rosetta is also highly dependent upon its ability to attract and retain additional qualified scientific and technical personnel. Rosetta's business is located in the Seattle, Washington, metropolitan area, where demand for these types of personnel is extremely high and is likely to remain high. As a result, competition for and retention of personnel, particularly for employees with technical expertise, is intense, and the turnover rate for these people is high. If Rosetta is not able to attract, hire, train and retain a sufficient number of qualified personnel, Rosetta's ability to compete could be seriously harmed and its future financial success would be jeopardized.

 Rosetta has limited capacity and experience in sales, marketing, installation and industrialized processes.

     Rosetta has only a small internal sales force to market and sell its products and has only limited experience in sales and marketing. In order to successfully market Rosetta's products and services to pharmaceutical, biotechnology and agricultural companies, it is substantially dependent on Agilent to commercialize its products. Rosetta may not be able to establish a direct sales force or to establish collaborative or distribution arrangements to market its products and technologies. If Agilent fails to market Rosetta's products successfully or if Rosetta fails to establish a significant sales force of its own, Rosetta's sales and revenues would be harmed.

     The Rosetta Resolver System was commercially launched in June 2000. To achieve successful commercialization of Rosetta's products, Rosetta will need to increase its installation and customer support capabilities. If Rosetta cannot achieve the required level and quality of system installation and support, it may need to outsource such services or rely on licensing and other arrangements with third parties who possess sufficient service capabilities. This could reduce Rosetta's gross margins and expose it to the risks inherent in relying on others. Rosetta may not be able to successfully outsource its installation or customer service functions or enter into licensing or other arrangements with these third parties, which could harm its sales and its revenues.

     In 2000, Rosetta opened a high-throughput gene expression profiling facility in which it generates data from gene expression profiling experiments. Data generation from these experiments is typically a key element in Rosetta's performance obligations under collaboration agreements. Since Rosetta has only recently opened its high-throughput gene expression profiling facility, Rosetta has limited experience industrializing data generation processes. Rosetta's limited experience in predicting demand in this area increases the risk that it may be unable to satisfy supply commitments or unable to enter into additional agreements if it cannot increase capacity quickly enough or if it encounters unanticipated problems in increasing capacity. As a result, Rosetta could lose existing customers, fail to attract additional customers, or fail to obtain further orders from existing customers, any of which would adversely affect revenues and Rosetta's financial position.

 If Rosetta is not able to successfully manage its expansion, Rosetta's results of operations would be harmed.

     Rosetta has expanded rapidly over the past year and expects to experience significant growth in the number of its employees and customers and the scope of its operations. This expansion may continue to place a significant strain on Rosetta's management and operations. Rosetta's ability to manage this expansion will depend upon its ability to broaden its management team. Rosetta's success will also depend on the ability of its officers and key employees to continue to implement and improve Rosetta's operational and other systems, to manage multiple, concurrent customer relationships and to train and manage Rosetta's employees.

 If Rosetta is unable to successfully adapt its products for commercial applications, Rosetta's revenues and results of operations will suffer.

     Rosetta has completed the initial development of the Rosetta Resolver System technology and FlexJet DNA microarray technology for applications in gene expression profile analysis. Rosetta may not be able

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to successfully adapt its products to the commercial requirements of drug discovery or healthcare research. A number of potential applications of Rosetta's technology in these fields will require significant enhancements in Rosetta's core technology, including adaptation of its software. Market acceptance will depend on many factors, including demonstrating to customers that Rosetta's technology is superior to other technologies and products which are available now or which may become available in the future. Rosetta believes that its revenue growth and profitability will substantially depend on its ability to overcome significant technological challenges and successfully introduce Rosetta's products into the marketplace. If Rosetta is unable, for technological or other reasons, to complete the development, introduction or scale-up of the manufacturing of any product, or if any product does not achieve a significant level of market acceptance, Rosetta's revenues and results of operations will be seriously harmed.

 Rosetta faces risks associated with acquisitions.

     As part of Rosetta's business strategy, Rosetta may from time to time acquire assets and businesses principally relating to, or complementary to, its operations. For example, in 1999 Rosetta acquired Acacia Biosciences, Inc. in order to acquire specific technology. Risks of acquisitions include, among other things, the following:

     - exposure to unknown liabilities of acquired companies;

     - acquisition costs and expenses; and

     - difficulty and expense of assimilating the technology and operations and retaining personnel and customers of the acquired businesses.

     Rosetta's financial condition could be materially and adversely affected if it does not overcome these potential problems. In addition, as part of its business strategy, Rosetta may seek to be acquired by another company, however, while the merger agreement is in effect, Rosetta is prohibited from soliciting, initiating, encouraging or inducing, directly or indirectly, a takeover proposal from any third party.

 There may be ethical and other concerns surrounding the use of genetic information which could limit Rosetta's ability to develop and sell its existing products and new products.

     The genetic screening of humans has raised ethical issues regarding the confidentiality and appropriate uses of the resulting information. Government authorities may regulate or prohibit the use of genetic testing to determine genetic predispositions to certain conditions. Additionally, the public may disfavor and reject the use of genetic testing. It is possible that the government authorities and the public may fail to distinguish between the genetic screening of humans and genomic and proteomic research. If this occurs, Rosetta's products and the processes for which Rosetta's products are used may be subject to government regulations intended to affect genetic screening. Further, if the public fails to distinguish between the two fields, it may pressure Rosetta's customers to discontinue the research and development initiatives for which Rosetta's products are used. If this occurs, the potential market for Rosetta's products could be reduced, which could seriously harm Rosetta's financial condition and results of operations.

 Consolidation within the pharmaceutical and biotechnology industries may harm Rosetta's efforts to market and commercialize Rosetta's products.

     Consolidation within the pharmaceutical and biotechnology industries has heightened the competition for services of the type provided by Rosetta. If this consolidation trend continues, it may result in fewer customers for Rosetta's services, price erosion and greater competition among Rosetta and its competitors. Rosetta's potential partners may consolidate, which could decrease the value of its technologies and shrink the research market Rosetta targets for its products.

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  The application of government regulations may adversely affect Rosetta's business.

     Any new drug or agricultural product developed by the efforts of Rosetta's customers as a result of their use of Rosetta's technologies must undergo an extensive regulatory review process in the United States and other countries before it can be marketed. This regulatory process can take many years and requires substantial expense. Changes in policies at the U.S. Food and Drug Administration and the policies of similar foreign regulatory bodies can increase the delay for each new drug, product license and biological license application. Rosetta expects similar delays in the regulatory review process for any diagnostic or agricultural product, where similar review or other approval is required. Even if marketing clearance is obtained, a marketed product and its manufacturer are subject to continuing review. Discovery of previously unknown problems with a product may result in withdrawal of the product from the market.

     No product resulting from the use of Rosetta's data has been released for commercialization in the United States or elsewhere. In addition, no investigational new drug application has been submitted for any such product candidate. Rosetta expects to rely on its customers to file such applications and generally direct the regulatory review process. Rosetta's customers may not submit applications for regulatory review, or may not obtain marketing clearance for any products on a timely basis, if at all. If Rosetta's customers fail to obtain required governmental clearances, it will prevent them from marketing drugs or diagnostic products until such clearance can be obtained, if at all. The occurrence of any of these events may cause Rosetta's business and results of operations to suffer.

     In addition, Rosetta's access to and use of human or other tissue samples or biological or hazardous material in the expansion of its array and informatics and genomic platforms technologies may become subject to government regulation, both in the United States and abroad. United States and foreign government agencies may also impose restrictions on the use of data derived from human or other tissue samples or biological or hazardous material. If Rosetta's access to or use of human tissue samples or biological or hazardous material, or Rosetta's customers' use of data derived from such samples or other materials, is restricted, Rosetta's business will suffer.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     Rosetta's exposure to market risk is limited to interest income sensitivity, which is affected by changes in the general level of U.S. interest rates, particularly because the majority of Rosetta's investments are in short-term debt securities issued by U.S. corporations. The primary objective of Rosetta's investment activities is to preserve principal while at the same time maximizing the income it receives without significantly increasing risk. To minimize risk, Rosetta maintains its portfolio of cash, cash equivalents and investments in a variety of high-grade securities and with a variety of issuers, including corporate notes, commercial paper and money market funds. Due to the nature of Rosetta's investments, it believes that it is not subject to any material market interest risk exposure. Rosetta does not have any foreign currency or other derivative financial instruments.

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                            THE BUSINESS OF ROSETTA

DESCRIPTION OF BUSINESS

     Rosetta was incorporated in Delaware in December 1996 as Rosetta Biosystems, Inc. In September 1997, Rosetta changed its name to Rosetta Inpharmatics, Inc. Rosetta, Rosetta Resolver, FlexJet, Genecipher, Pathcipher, Leadcipher, Toxcipher and GEML are trademarks of Rosetta Inpharmatics, Inc. All other brand names or trademarks appearing herein are the property of their respective holders.

OVERVIEW OF ROSETTA'S BUSINESS

     Rosetta is a leader in the emerging field of informational genomics. Informational genomics involves acquiring, storing, and analyzing gene expression information gathered from throughout a cell to identify a majority of the medically important drug targets and gene functions. Rosetta combines the power of informatics and genomics to create a proprietary platform that accelerates and enhances the drug discovery process for pharmaceutical and biotechnology companies and improves agricultural products.

     Rosetta's informational genomics platform can accelerate drug discovery and healthcare research by converting the rapidly growing amount of expression profiling data into information critical to these processes. Rosetta provides a proprietary genomic expression profiling platform including hardware and software products that is designed to provide seamless solutions for efficient, cost-effective and powerful discovery programs. Rosetta's technology builds a critical mass of coherent gene expression data and provides a comprehensive description of a given drug compound's effect on all relevant targets within a cell simultaneously.

     Rosetta's technology platform consists of the Rosetta Resolver Expression Data Analysis System, high-throughput gene expression profiling utilizing Rosetta's FlexJet DNA microarray technology and coherent data sets of information generated from microarrays. Rosetta believes that its technology offers partners the potential of accelerated drug discovery, increased probability of successful outcome and lower overall costs of developing drugs. Rosetta generates revenue by providing its technologies as separate components sold as products either by Rosetta or Rosetta's partners or as an integrated platform as a part of research collaborations with pharmaceutical, biotechnology and agricultural customers. In October 1999, Rosetta entered into a seven-year strategic partnership with Agilent Technologies, Inc. to co-market the Rosetta Resolver System and for Agilent to manufacture and sell DNA microarrays using Rosetta's inkjet technology. In November 2000, Rosetta entered into a three-year research collaboration with the Monsanto Company using Rosetta's technology platform to develop and deliver a substantial body of gene expression information.

BACKGROUND

     All living cells contain molecules of DNA. DNA molecules determine the inherited characteristics of all organisms. Each double helix DNA molecule contains two complementary strands comprised of four different types of nucleotide bases, commonly known as G, C, A and T. The order of these bases, called the DNA sequence, is used by the cell to make proteins, replicate itself and perform its specific role in the organism. Each G on one DNA strand pairs with a C on the complementary strand, and similarly each A pairs with a T. This pairing is the basis for many of the measurement technologies discussed below. The entire DNA content of an organism is called its genome.

     Genes, which are segments of DNA, contain a set of instructions for the cell to produce a specific protein. Each cell contains a full set of genes, but each cell type expresses only those genes necessary for its specific function. When genes are expressed, copies of the DNA sequence, called messenger RNA, are used to direct the manufacture of a protein. Cells use proteins to carry out their functions. For example, the insulin receptor protein on pancreatic cells is essential for the proper metabolism of sugar. For an individual to be healthy, the correct proteins must be produced at the right time in the appropriate amounts in the correct cells. DNA variations, along with effects of environment and infectious disease, can change the amount and function of a protein. Drugs are effective to the extent that they modify specific protein functions.

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     Efforts to discover the order of the nucleotide bases in large segments of the human genome, known as sequencing, began in the mid-1980s when high throughput sequencing became available. The goal was to develop new medical treatments and diagnostics based on genetic information. In the early 1990s, governments and foundations sponsored an intensification of these efforts, which came to be known as the Human Genome Project. According to the Human Genome Project, the overall public sector expenditure on the Human Genome Project is expected to total approximately $2 billion by 2001. In parallel with the public sector effort, a large private sector effort emerged in the mid 1990s. The results of the public and private sequencing efforts were published in scientific journals beginning in 2001. However, the vast amount of sequence information produced cannot be directly used for the development of medical applications without a more sophisticated understanding of gene function.

     As the sequencing of the human genome is completed, researchers are increasingly focusing their efforts on interpreting this broad base of sequence information. This will result in a better understanding of the roles genes and proteins play in biochemical pathways and the mechanisms of disease. These advances in genomics have generated high expectations that the drug discovery process may be transformed through rapid and efficient discovery of new drug targets in model organisms and human cells. Drug targets are proteins within each cell that are potentially responsive to drug therapies. When these targets are identified, researchers test many compounds against them and, based on the reaction of the target to the compound, attempt to determine if a potential drug candidate is likely to be successful.

     Genomics has given rise to a variety of methodologies that are now being used to discover new targets and therapeutic approaches. For example, the discovery of new targets is often facilitated by comparing the DNA sequence of the potential target with that of known targets. This approach may also be used to identify which molecular target in humans is likely to be analogous to a target previously identified in an animal model. Targets can also be identified by determining which genes are responsible for a given disease.

     Genomics has helped identify genetic variations which are a major component of nearly all diseases, including cancer, diabetes and cardiovascular disease. Disease risks can be identified by monitoring variations in responsible genes. This can be done by analyzing the change in a single nucleotide base, called a single nucleotide polymorphism. Although analysis of single nucleotide polymorphisms may potentially help select which drug will be best for a given individual, this analysis requires large scale human studies to establish these useful associations. This makes it an expensive and difficult process that to date has been primarily used as a research tool.

     Much of the historical focus of genomic companies has been on generating large amounts of DNA sequence data. Without knowledge of a gene's function, however, DNA sequence data are insufficient to materially impact the drug development process. Associations between sequence and detailed cellular function are complex and still mostly unknown.

     Detailed measurements of the actual biological functioning of the cell at a molecular level are important to identify the best targets and illuminate mechanisms of disease. Recently, two approaches have been developed that attempt to address this need by monitoring changes in the levels of selected cellular components. The first approach, expression profiling, monitors the level of messenger RNA for each gene within a cell. The most promising expression profiling technologies allow the monitoring of tens of thousands of genes. This is made possible by arranging either unique DNA fragments, called cDNAs, or shorter single-stranded DNA pieces, called oligonucleotides, in a dense grid on a glass surface. This grid is known as a DNA microarray. Each cDNA or oligonucleotide in a microarray binds to the messenger RNA of a specific gene, thereby providing a report on that gene's expression level. The second approach, proteomics, monitors the level of protein expressed by each gene within a cell. Proteomics measurements most often are obtained by separating the mix of proteins in the cell by dragging them through a resistive substance, often a gel, with the result that proteins of different sizes and properties end up in different spots on the gel. To the extent that these spots can be separated and identified, current methods allow the monitoring of protein levels within a cell.

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     Two approaches currently being used for determining the function of proteins include the use of model organisms and the use of a standard biochemical assay. Model organisms are those for which all or most of the genetic sequence of the organism's genome is known. Standard model organisms include yeast, flatworms and fruit flies. The use of model organisms for determining protein function in humans is based on the concept that genetic sequence and biochemical pathways and mechanisms are conserved or maintained through genes of similar or identical sequence across different organisms. The other approach, biochemical assays, involves the use of an assay that uses enzymes to determine the function of a protein.

LIMITATIONS AND DEFICIENCIES OF CURRENT APPROACHES

     The availability of DNA sequence information and of genome-wide expression and proteomic measurements has created high expectations for improvements in drug discovery, healthcare and agriculture. However, these improvements are hampered by current limitations of the measurement technologies, and by a shortage of powerful integrated analysis tools that are capable of managing both large amounts and disparate types of data.

  Neither DNA sequences nor protein levels give direct clues to cellular function.

     Current DNA sequencing technologies, which provide information about the sequence of a gene, and proteomics technologies, which provide information about protein levels, give little direct insight into protein function. Consequently, this information is of minimal value in drug discovery and analyzing disease response. The high cost of existing DNA microarrays and the accuracy limitations of arrays and the measurement process generally discourage the widespread use of them to determine protein function.

     The use of model organisms to determine protein function in a target species such as humans has some of the same limitations as relying solely on gene sequence information. While some protein function is conserved or maintained across species, frequently functions are only loosely conserved or maintained across species. In addition, determining protein function by using model organisms or a standard biochemical assay is limited because these approaches can only analyze a single protein at a time.

  Current gene expression technologies are expensive and of limited accuracy.

     A DNA microarray used in a gene expression microarray experiment typically costs from $800 to $2,000, depending on the type of array purchased. In addition, due to limited accuracy in the measurement process, subtle changes in gene expression are usually not detected. Although expression profiling can be used to monitor protein functions in the cell, large numbers of high-accuracy DNA microarray experiments are needed to accomplish this.

  Current gene expression analysis tools and approaches are inadequate.

     The increasing use of genomics and proteomics tools in the drug discovery process has generated tremendous quantities of data from disparate array platforms and experimental conditions. Current tools are inadequate for effectively analyzing these large volumes of disparate data. Cross-comparisons between experiments could be informative. However, these comparisons are hampered by a lack of consistency in the data and by a lack of informatics tools. Even when the data are of sufficient quality to support cross-comparisons, current approaches for analyzing gene expression data do not have the ability to report multiple protein functions. Thus, potentially valuable information on drug toxicity, therapeutic targets and disease mechanisms, as well as on individual human differences, is wasted.

ROSETTA'S SOLUTION

     Rosetta's proprietary technologies overcome many of the limitations of other current technologies by providing an integrated system of informatics tools, DNA microarrays and gene expression profile data sets that rapidly and accurately determine protein function simultaneously across the entire cell. Rosetta's platform technologies enable pharmaceutical, biotechnology and agricultural companies to convert large volumes of data from disparate sources into information that can accelerate and enhance their discovery
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process. Rosetta believes its solution is critical to solving fundamental inefficiencies in drug discovery, improving the quality of lead compounds and providing an early indication of potential side effects. Rosetta's solution includes the following:

  Integrated, enterprise-level software system

     The Rosetta Resolver Expression Data Analysis System is an enterprise-level software product enabling organizations to securely assemble, store in a single database and analyze gene expression data from multiple experiments generated from the most commonly used expression profiling technologies. Customers use the Rosetta Resolver System as a stand-alone informatics tool to streamline their independent drug discovery efforts. The Rosetta Resolver System can also be used by Rosetta's collaborators to take advantage of the high quality and coherent data that Rosetta generates.

  Highly sensitive and cost-effective genome wide sensors

     Rosetta has developed a flexible DNA microarray platform, Rosetta's FlexJet DNA microarray, based on inkjet printing technology. Rosetta's FlexJet DNA microarrays allow it to simultaneously monitor small changes in the expression levels of thousands of genes. These measurements reveal changes in protein functions more reliably than direct measurements of protein levels. Rosetta believes its FlexJet DNA microarrays are more cost-effective than traditional oligonucleotide microarrays and can be customized for individual customer needs more quickly than competing technologies. DNA microarrays employing Rosetta's inkjet technology are available from Agilent Technologies.

  Coherent data sets create more valuable information

     Using Rosetta's experience from completing tens of thousands of array experiments and several different expression technology platforms, Rosetta has developed standardized protocols and processes to ensure that expression profiling data reflect departures from a known biological reference. Rosetta's approach allows meaningful comparisons to be made among many disparate expression experiments. This enables Rosetta and its collaborators to discover medically important cellular pathways, identify useful disease subclassifications, predict unexpected drug toxicities and interactions and to develop other high value information products. Because the number of possible intercomparisons grows much faster than the number of experiments, the value of information generated by Rosetta's platform grows more rapidly than the amount of data analyzed. This is a fundamental strength of informational genomics.

  Integrated platform for drug discovery

     Components of Rosetta's informational genomics system can be used individually or as an integrated platform. The integration of the Rosetta Resolver System, FlexJet DNA microarrays and coherent data sets is designed to provide seamless solutions for efficient, cost-effective and powerful drug discovery.

TECHNOLOGY PLATFORM -- PRODUCTS AND SERVICES

     Rosetta's technology platform consists of the Rosetta Resolver Expression Data Analysis System, high-throughput gene expression profiling utilizing Rosetta's FlexJet DNA microarray technology and coherent data sets of information generated from microarrays. Rosetta offers its technologies as individual components sold as products either by Rosetta or its partners or as an integrated platform as part of research collaborations intended to accelerate and improve the drug discovery process.

  Rosetta Resolver Expression Data Analysis System

     The Rosetta Resolver System is an integrated, enterprise-wide solution for storing, retrieving and analyzing large quantities of gene expression data generated using cDNA microarrays, oligonucleotide microarrays and other technologies. Its architecture supports the concurrent analysis and comparison of tens of thousands of expression profiling experiments and is designed to accommodate the increasing diversity of data types and analysis algorithms.
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     The Rosetta Resolver System enables users to securely assemble, store in a single database and analyze gene expression data from multiple expression technology platforms. The product's flexible interfaces allow users to add, edit and maintain cell type, RNA and experiment annotations, and to collaborate and share information with other users. The Rosetta Resolver System provides tools to find and analyze expression profiling information quickly and efficiently through custom database queries. Users of the Rosetta Resolver System can instantly link to expression profile databases and other databases on corporate intranets or the Internet.

     The Rosetta Resolver System's proprietary architecture and seamless integration of software and hardware allow users to rapidly conduct sophisticated matching of expression profile patterns, known as pattern matching, on very large data sets. The Rosetta Resolver System's architecture and analysis features were initially developed to meet the needs of Rosetta's internal research and development environment, which represented a realistic high-throughput enterprise context. To date, Rosetta's scientists have performed and analyzed tens of thousands of array experiments, and interact with Rosetta's molecular biologists, laboratory technicians and applied mathematicians on product development efforts. Rosetta's combined experience together with Rosetta's interactive approach has resulted in design decisions and algorithm choices that enable quick delivery of the most relevant analysis results.

The advantages of the Rosetta Resolver System include:

     - data compatibility across microarray platforms;

     - rapid access to large data sets for clustering and pattern matching applications;

     - fast visualization tools to view and draw assumptions about large data sets;

     - similarity searches based on Rosetta's proprietary understanding of the most biologically meaningful criteria; and

     - administrator controlled storage and retrieval of organization-wide data.

     Rosetta offers professional bioinformatics services to integrate the Rosetta Resolver System with its customers' unique enterprise resources, to produce state-of-art expression profile data, and to develop special analysis software for their research needs. The Rosetta Resolver System is jointly marketed by Agilent and Rosetta and is being sold by Agilent pursuant to its collaboration agreement with Rosetta.

  High-throughput gene expression profiling

     In December 2000, Rosetta's 14,000 square foot, high-throughput production facility became operational. This facility has been designed to perform up to 100,000 microarray experiments annually. This facility leverages Rosetta's biological expertise, including experimental design, informatics expertise in data mining, and proprietary coherent data sets, by industrializing gene expression profiling. Gene expression profiling is a key component of Rosetta's performance obligations under Rosetta's collaboration agreements. A significant element of Rosetta's gene expression profiling capability is its proprietary FlexJet DNA microarray technology.

     FlexJet DNA microarrays consist of different DNA sequences built up at tens of thousands of different positions on glass slides using a modified inkjet printer head to deliver the individual DNA building blocks G, C, A or T to the appropriate locations. This inkjet technology is fast, flexible, reproducible and economical and it can produce new array designs in a matter of hours, which is significantly faster than mask-based or spotter-based array technologies. FlexJet DNA microarrays use oligonucleotides synthesized directly on glass slides.

     Prior to synthesizing Rosetta's FlexJet DNA microarrays, Rosetta performs extensive calculations to determine the possible interactions between DNA sequences in the genome to choose the oligonucleotide probes that will report the desired genes and no others. This process, coupled with the high accuracy with which the oligonucleotide sequences are synthesized, allows sensitive and specific gene expression reporting using only a single reporter feature per gene. This, in turn, allows more than 25,000 genes to be monitored using a single microscope slide.

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     The flexibility of the inkjet approach is an attractive feature for applications in which a large number of different array designs are needed, or where the microarray design needs to change quickly in response to new information. The benefits of this flexibility include:

     - the ability to update microarray designs in response to ongoing human sequencing efforts;

     - looking for alternative forms of genes in different tissues under different conditions;

     - microarrays for newly sequenced organisms; and

     - microarrays for focused subsets of genes.

     Rosetta uses its proprietary oligonucleotide sequence design methods to generate FlexJet DNA microarrays for use in Rosetta's high-throughput gene expression profiling facility to generate data for collaborative relationships and for use in Rosetta's own internal research. In addition, Rosetta has exclusively licensed to Agilent the rights to manufacture, sell and distribute DNA microarrays, manufactured using Rosetta's inkjet synthesizer and related microarray design technologies, to third parties. Agilent has agreed to pay Rosetta royalties on the DNA microarrays that they sell. Rosetta also offers its microarray design services to customers of Agilent-manufactured arrays.

  Coherent data sets and reference libraries

     Rosetta builds coherent sets of data generated from DNA microarrays that represent the responses of cells to different genetic and disease states and to drug treatments. These data sets provide detailed references against which other expression measurements, either generated by Rosetta or by its collaborators or customers, can be compared. Using its extensive experience, Rosetta has developed experiment protocols, process controls and analysis techniques that allow the sharing of data between experiments. This coherence requirement is a key aspect of Rosetta's reference library approach. Data that have not been derived using this rigorous approach are much less valuable.

     The following useful information may be derived from Rosetta's coherent data sets:

     - characteristics of drug candidates, including toxicity;

     - compounds with novel mechanisms of action;

     - functions of newly sequenced genes;

     - gene reporters that can monitor pathways to enable construction of high throughput screens; and

     - interpretation of genetic traits in terms of individual biochemical disturbances.

  Integrated professional services

     Rosetta combines its informational genomics tools together with its consulting services to provide enhanced value to selected customers. These services include customization of the Rosetta Resolver System, customized FlexJet DNA microarrays and creation of highly accurate and coherent data sets. The integration of Rosetta's unique tools and expertise presents significant capabilities to customers desiring the power of informational genomics technologies.

  Research collaborations

     Rosetta offers its technology as an integrated platform in collaborations with pharmaceutical, biotechnology, and agricultural companies. Under collaboration agreements, companies that partner with Rosetta gain access to Rosetta's biological expertise including experimental design, informatics expertise in data mining, and proprietary coherent data sets. In addition, collaborators benefit from the use of its high-throughput gene expression profiling facility. Rosetta believes that its technology offers its collaborative partners the potential of accelerated drug discovery, increased probability of successful outcome and lower overall costs of developing drugs.

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STRATEGY


     Rosetta's goal is to be the leader in informational genomics by providing the standard platform for gene expression data integration. By providing this standard platform, Rosetta hopes to increase demand for each of its component technologies. You should note that the following strategies of Rosetta were prepared on the assumption that Rosetta remains a stand-alone company, and it is likely that the acquisition of Rosetta by Merck will result in different strategies for Rosetta than if Rosetta remained a stand-alone company. You are cautioned not to rely on the following information as an indicator of any future strategies. The specific elements of Rosetta's current strategy are to:


  Become the standard informational genomics approach

     Rosetta intends to establish the Rosetta Resolver System as the preferred enterprise-level software and database platform for gene expression data storage and analysis. The Rosetta Resolver System can accept most major types of expression data and has advanced capabilities for analyzing and managing large data sets. In addition, DNA microarrays which employ Rosetta's inkjet technology and are currently sold and distributed by Agilent, and used in Rosetta's high throughput gene expression facility, enable the creation of coherent data sets, which Rosetta believes will drive the demand for Rosetta's array technology and informatics platform.

  Develop multiple revenue sources

     Rosetta seeks to establish an installed base of the Rosetta Resolver Systems in order to generate license fees, maintenance and support payments, and opportunities for professional services. The Rosetta Resolver System is jointly marketed by Agilent and Rosetta. While customers can gain access to FlexJet DNA microarray technologies through research collaborations with Rosetta, customers can purchase DNA microarrays directly from Agilent and Rosetta will receive royalty payments on these sales.

  Establish high value collaborations using Rosetta's gene expression tools

     Rosetta intends to continue to enter into gene expression collaborations with top-tier pharmaceutical, biotechnology, and agricultural companies as well as leading academic centers of excellence whereby Rosetta provides high value information products derived through the use of Rosetta's gene expression tools and coherent data sets in collaborations. Rosetta anticipates that these collaborations may also provide it with a mix of technology license fees, research funding, milestone payments and royalties or profit-sharing income from commercialization of products resulting from the collaborations. In addition, these collaborations will validate the power of Rosetta's gene expression tools. In addition, Rosetta anticipates these collaborations may result in sales of the Rosetta Resolver System and royalties from Agilent sales of DNA microarrays which use Rosetta's inkjet technology.

  Expand Rosetta's informational genomics platform

     Rosetta intends to expand its informational genomics platform to include other data types and analysis tools. For example, linking gene expression profiling data with clinical data can greatly enhance Rosetta's ability to identify genes imparting risks for specific diseases. Rosetta expects its current development work in this area to result in analysis methods that may reduce the number of patients required to identify disease-causing genes, thereby providing Rosetta and its collaborators with significant advantages in this area.

SALES AND MARKETING


     The Rosetta Resolver System is jointly marketed by Agilent and Rosetta and is being sold by Agilent pursuant to its collaboration agreement with Rosetta. From the commercial launch of the Rosetta Resolver System in June 2000 through June 14, 2001, Rosetta has had commercial sales to DuPont Pharmaceuticals Company, Harvard University's Center for Genomics Research, Amgen Inc., Merck &


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


Co., Inc., Glaxo Wellcome plc, Paradigm Genetics, Inc., Immunex Corporation, Renovis, Inc., Biogen, Inc., the University of Washington and Monsanto Company.


     Agilent is also responsible for selling and marketing DNA microarrays manufactured using Rosetta's inkjet technology for which Rosetta receives royalty revenues from such sales. Agilent's direct sales force has a strong worldwide presence among Rosetta's targeted customer base. Additionally, Rosetta anticipates that sales of Rosetta's informational genomics tools will stimulate demand for Rosetta's collaborations. Rosetta's collaborations are established by its internal business development group and all revenues earned by Rosetta from its collaborations are retained by Rosetta. Revenue from Agilent accounted for 49% of Rosetta's total revenues in 2000 and 15% of Rosetta's total revenues in the first quarter of 2001.

STRATEGIC COLLABORATION AND SUPPLY AGREEMENT

  Agilent Technologies Inc.

     In October 1999, Rosetta entered into a seven-year strategic collaboration with Agilent. Rosetta agreed to partner exclusively with Agilent to make and sell products in the gene expression field including the Rosetta Resolver System, DNA microarrays manufactured using Rosetta's inkjet technology, array design services and certain other products. Under the agreement, Rosetta agreed to conduct specific research and development activities related to Rosetta's technologies for which Agilent is obligated to provide funding. In connection with this agreement, as of March 31, 2001 Rosetta has received payments of approximately $7.4 million for research and development and for certain licensing rights. Agilent has also agreed to pay Rosetta an additional $1.4 million in 2001 and $800,000 in 2002 for research and development activities.

     Rosetta's relationship with Agilent provides Rosetta with the scale and expertise of a leading technology company to commercialize Rosetta's inkjet array technology and the sales and marketing resources to market the Rosetta Resolver System. Agilent has integrated Rosetta's inkjet technology for manufacturing DNA microarrays with their previously developed inkjet technology. Agilent announced the first volume shipments of DNA microarrays in September 2000 and announced the opening of a 15,000 square foot facility for the production of DNA microarrays in January 2001.

     Under the agreement, Agilent has the exclusive right to market and sell DNA microarrays manufactured using Rosetta's inkjet synthesizer and related microarray design technology, in exchange for royalty payments. Agilent also has the co-exclusive right with Rosetta to market and sell the Rosetta Resolver System. Agilent shares revenues with Rosetta for Rosetta Resolver System sales and microarray design services.

     Rosetta's agreement with Agilent further contemplates that Rosetta will provide certain services related to the customized design of microarrays to customers. Revenue received in connection with these services and royalties received in connection with the sales of arrays will be shared by Agilent and Rosetta. As part of this relationship, Agilent has agreed to sell DNA microarrays to Rosetta at a discount and Rosetta anticipates that Agilent will be the primary supplier of such arrays for Rosetta's internal use. Rosetta will not receive royalties on DNA microarrays that Rosetta purchases from Agilent.

     In this relationship, Rosetta primarily focuses on developing the Rosetta Resolver System and Rosetta's microarray design services, including the capability to select oligonucleotides that are used on DNA microarrays manufactured using Rosetta's inkjet technology. Agilent primarily focuses on manufacturing and distribution of DNA microarrays manufactured using Rosetta's inkjet technology, development of other instruments and overall system integration. The agreement provides that a party's consent must be obtained before the other party may introduce a product that could compete with products that are covered by the collaboration.

     The Agilent agreement has a seven-year term and expires in October 2006 unless extended by mutual agreement of the parties. At the end of this period, Rosetta will retain the right to purchase DNA microarrays from Agilent at a discounted price and Agilent will retain the right to sell DNA microarrays manufactured using Rosetta's inkjet technology. If the agreement were terminated by Agilent as a result of

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

a breach of contract by Rosetta, Agilent would retain the right to sell, and Rosetta will receive a royalty on, DNA microarrays sold by Agilent that are manufactured using Rosetta's technology. In addition, Agilent will retain the right to be a value added reseller of the Rosetta Resolver System.

     Rosetta's collaboration agreement with Agilent may be terminated early by Agilent under certain circumstances, including the breach of exclusivity and confidentiality by Rosetta. In the event of an early termination of this agreement, Rosetta will still receive royalties from DNA microarrays using Rosetta's technology that are sold by Agilent. However, the royalty rate is adjusted depending upon which party terminates the agreement. Upon an early termination of this agreement, Rosetta retains rights to the Rosetta Resolver System.

     In addition, in October 1999 Agilent purchased 2,285,714 shares of Rosetta's Series D preferred stock at a per share price of $5.25. Rosetta also exercised Rosetta's right to sell Agilent an additional $10.0 million of Rosetta's common stock concurrent with the closing of Rosetta's initial public offering. As a result, Agilent purchased 714,285 shares of Rosetta's common stock, at the initial offering price of $14.00 per share, in a private placement concurrent with the closing of Rosetta's initial public offering.

     Pursuant to the Series D Preferred Stock Purchase Agreement dated October 1, 1999, Agilent has a right to be notified in the event that either (i) Rosetta commences discussions with a third party with respect to a transaction that would result in a change in control of Rosetta or (ii) Rosetta receives a proposal with respect to such a transaction. If Rosetta commences such discussions, Rosetta may not enter into any definitive agreement with the third party until at least thirty days after the delivery of the notice to Agilent. If Rosetta receives a proposal from a third party, such as the proposal Rosetta received from Merck, Rosetta may not enter into any definitive agreement with the third party until the earlier of ten days after the delivery of notice of the proposal or (if applicable) the expiration of the thirty day period referred to above. With respect to the proposal from Merck, Rosetta has complied with the notice provisions of the agreement. These rights of Agilent expire on August 8, 2002.

     In May 2000, Rosetta entered into a supply agreement with Agilent that obligates Rosetta to purchase, and Agilent to supply, DNA microarrays. The agreement has a three year term and may be extended for additional one-year periods. Rosetta's current purchase forecast for DNA microarrays during 2001 is approximately $14.7 million. Rosetta's purchase obligations under this agreement may be reduced or increased if Rosetta provides revised forecasts to Agilent or if the parties otherwise agree during semi-annual performance review meetings. In connection with this agreement, in 2000 Agilent paid Rosetta $3.0 million for the transfer of know-how and technology related to Rosetta's inkjet technology. The agreement may be terminated at any time by mutual consent of the parties and either of party may terminate the agreement prior to the end of the three-year term upon material breach of the agreement or upon bankruptcy of the other party.

     Under the terms of Rosetta's collaboration agreement and supply agreement with Agilent, Agilent has agreed to indemnify Rosetta against claims, damages or other liabilities that may arise from an alleged infringement of any third party's intellectual property rights covering Rosetta's use of certain products subject to the collaboration including the DNA microarrays supplied to Rosetta by Agilent. Pursuant to this obligation, Agilent may, among other remedies and at its sole option, elect to procure for Rosetta the right to continue to use the DNA microarrays causing the alleged infringement. If Agilent elects to pursue this remedy and is required to make additional royalty payments to third parties to procure such rights, these additional payments may be reflected in increased prices of the DNA microarrays sold to Rosetta by Agilent up to certain limitations.

     Under the terms of the collaboration agreement with Agilent, Rosetta has agreed to indemnify Agilent against certain claims, damages or other liabilities in connection with certain products designed by Rosetta. Under the terms of the supply agreement with Agilent, Rosetta has agreed to indemnify Agilent against certain claims, damages or other liabilities that may arise from Rosetta's use or provision of services in connection with certain products provided by Agilent.

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

CUSTOMER COLLABORATIONS

  Monsanto Company


     Rosetta entered into a pilot project agreement with Monsanto Company in February 2000 and in November 2000, Rosetta entered into a three-year collaboration agreement. Under the terms of the collaboration agreement, Monsanto has committed to pay Rosetta $15.0 million over a three-year period for the delivery of a substantial body of gene expression information. In addition, Rosetta has the potential to receive future payments including royalties associated with the development of commercial products that incorporate discoveries from the collaboration. The collaboration agreement also provides that Monsanto assign to Rosetta all of their right, title and interest in and to algorithms and other analytical techniques and methods, including methods of generating, storing, retrieving and analyzing data developed by them during the course of carrying out the collaboration. Rosetta agreed to assign to Monsanto DNA information developed by Rosetta from DNA sequence information, RNA and tissue samples provided to Rosetta by Monsanto. The collaboration agreement may be terminated prior to its stated expiration date by either party if the other party breaches a material term of the agreement and fails to cure the breach within a specified time, or if either party becomes bankrupt or insolvent. As of March 31, 2001, Rosetta has received $4.0 million from Monsanto in connection with this collaboration agreement. For the first quarter of 2001, Monsanto accounted for 53% of Rosetta's total revenues.


  Abbott Laboratories

     In July 2000, Rosetta entered into an agreement with Abbott Laboratories to investigate the molecular basis of toxicity of a wide range of different compounds in animal and human liver model systems. The parties agreed to create a proprietary database for toxicology analysis by combining Rosetta's expertise in bioinformatics with Abbott's extensive capabilities in toxicological sciences. The application of these technologies will allow the rapid analysis of gene expression patterns with the goal of providing researchers with an efficient and cost-effective means to predict potential toxicity of drug candidates earlier in the drug development cycle than could be obtained using standard methods. Abbott and Rosetta will each fund their respective contributions. The agreement is scheduled to terminate on July 25, 2002, but may be terminated earlier by either party without cause upon 30 days written notice or if the other party breaches a material term of the agreement and fails to cure the breach within a specified time.

  Gemini Genomics

     In November 2000 Rosetta entered into a collaboration with Gemini Genomics to create a discovery partnership aimed at identifying and characterizing sets of genes associated with common human diseases. Through the combination of Gemini's expertise in human population genetics and Rosetta's expertise in large-scale gene expression profiling, the companies hope to uncover those sets of genes responsible for certain important human diseases. Gemini and Rosetta will each fund their respective contributions and will jointly own intellectual property arising from this collaboration. The agreement was structured with an initial term of two years, however it may be extended or terminated earlier if both entities agree to such terms, or terminated earlier by either party if the other party breaches a material term of the agreement and fails to cure the breach within a specified time.

COMPETITION

     Competition is intense among companies providing drug discovery and development tools and methods to Rosetta's target markets. For some of Rosetta's products, Rosetta faces competition from biotechnology and bioinformatics companies, in-house bioinformatics efforts of pharmaceutical and agricultural companies, academic institutions and government agencies, both in the United States and abroad. Rosetta expects that the intensity of such competition will continue to increase.

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

     Competition for Rosetta's market can be broken down into the following categories:

     - BIOINFORMATICS SOLUTIONS. Bioinformatics competitors fall into three groups: custom integrators, providers of desktop analysis tools, and providers of database software, and include GeneData AG, InforMax, Inc., Lion Bioscience AG, NetGenics, Inc., Silicon Genetics and Spotfire, Inc. Some competitors provide both desktop analysis tools and database software which provide many of the basic functions of the Rosetta Resolver System. Custom integrators are direct competitors for some aspects of Rosetta's informatics consulting services.

     - EXPRESSION PROFILE PROGRAMS. Many potential pharmaceutical and biotechnology customers have in-house gene expression profiling efforts either in place or planned. These internal efforts may compete with Rosetta's informational genomics products and services. External genomics competitors, including Celera Genomics Group, CuraGen Corporation, Gene Logic, Inc. and Incyte, many with greater financial resources than Rosetta has, are building gene expression databases.

     - ARRAY PROVIDERS. DNA microarrays that employ Rosetta's inkjet technology that are sold by Agilent will have competition from other commercial manufacturers of oligonucleotide microarrays and of cDNA microarrays, in particular Affymetrix. In addition, Motorola, Inc. and Corning Incorporated have announced their intent to manufacture and market microarrays. There also are providers of systems that enable the customer to make their own cDNA microarrays.

     Future competition will come from expanded offerings of existing competitors and other companies developing new technologies for drug discovery based on gene sequences, target gene identification, bioinformatics and related technologies. Many of Rosetta's competitors have greater capital as well as research and development resources. In addition, many have a more established customer base and pre-existing relationships with Rosetta's potential customers. Rosetta's future success will depend, in large part, on Rosetta's ability to maintain a competitive position in the genomics and bioinformatics fields.

INTELLECTUAL PROPERTY AND PROPRIETARY TECHNOLOGY

     Rosetta relies on a combination of patent, trademark, copyright and trade secret laws to protect its proprietary technologies and products. Rosetta aggressively seeks U.S. and international patent protection to further Rosetta's business strategy and for major components of Rosetta's technology platform, including elements of Rosetta's array design, data analysis software and bioinformatics technologies, as well as methods relating to genes of interest and potential drug targets. Rosetta also relies upon trade secret protection for its confidential and proprietary information, and Rosetta enters into licenses to access external technologies Rosetta views as necessary to pursue Rosetta's corporate goals.


     As of June 14, 2001, Rosetta owned 11 issued U.S. patents and 40 pending U.S. patent applications and corresponding international and foreign patent applications. In addition, Rosetta has exclusive rights to 4 issued U.S. patents and 8 U.S. patent applications and corresponding international and foreign patent applications.


     In general, Rosetta applies for patent protection for methods and products relating to gene expression analysis technologies and relating to individual disease genes and targets Rosetta discovers. These patent applications may include claims relating to novel uses for known genes or gene fragments identified through Rosetta's discovery programs.

     With respect to proprietary know-how that is not patentable and where patent protection is not believed to be appropriate, Rosetta has chosen to rely on trade secret protection and confidentiality agreements to protect Rosetta's interests. In addition, Rosetta has developed a proprietary data set that provides gene expression data and that is updated on an ongoing basis. Rosetta expects that some of the data contained within this data set will be the subject of patent applications, whereas other data will be maintained as proprietary trade secret information. Rosetta has taken security measures to protect Rosetta's proprietary know-how, technologies and confidential data and continue to explore further methods of protection.
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

     Rosetta requires all employees, consultants and collaborators to enter into confidentiality agreements, and all employees and most consultants enter into invention agreements with Rosetta. The confidentiality agreements generally provide that all confidential information developed or made known to the individual during the course of such relationship will be kept confidential and not disclosed to third parties, except in specified circumstances. The invention agreements generally provide that all inventions conceived by the individual in the course of rendering services to Rosetta shall be Rosetta's exclusive property. There can be no assurance, however, that these agreements will provide meaningful protection or adequate remedies for any breach, or that Rosetta's trade secrets will not otherwise become known or be independently discovered by Rosetta's competitors. Any of these events could adversely affect Rosetta's competitive position in the marketplace.

     In the case of a strategic partnership or other collaborative arrangement which requires the sharing of data, Rosetta's policy is to disclose to Rosetta's partner only such data as are relevant to the partnership or arrangement, under controlled circumstances and only during the contractual term of the strategic partnership or collaborative arrangement, subject to a duty of confidentiality on the part of Rosetta's partner or collaborator. Disputes may arise as to the inventorship and corresponding rights in know-how and inventions resulting from research by Rosetta and Rosetta's corporate partners, licensors, scientific collaborators and consultants. There can be no assurance that Rosetta will be able to maintain Rosetta's proprietary position, or that third parties will not circumvent any proprietary protection Rosetta has. Rosetta's failure to maintain exclusive or other rights to such technologies could have a material adverse effect on Rosetta's competitive position.

     Rosetta is a party to various license agreements which give Rosetta rights to use technologies in Rosetta's research, development and commercialization activities. One of these license agreements is with Affymetrix, a company that possesses a substantial intellectual property position in the area of oligonucleotide array fabrication and use. This agreement permits Rosetta to make and use DNA microarrays for Rosetta's internal use. Rosetta has also sublicensed rights under patents related to the fabrication and use of DNA microarrays from Oxford Gene Technology.

     To continue developing and commercializing Rosetta's current and future products, Rosetta may license intellectual property from commercial or academic entities to obtain the rights to technology that is required for Rosetta's discovery, research, development and commercialization activities.

     The biotechnology industry, including companies using DNA microarrays, has experienced significant litigation over alleged infringement of various patents.

     In anticipation of the commercial distribution of Rosetta's products and services, Rosetta has filed a number of trademark applications.

TECHNOLOGY LICENSES

     Where consistent with its strategy, Rosetta seeks to obtain technologies that complement and expand Rosetta's existing technology base. Rosetta has licensed and will continue to license product and marketing rights from selected research and academic institutions, as well as other organizations. Under these license agreements, Rosetta generally seeks to obtain unrestricted sublicense rights. Rosetta is generally obligated under these agreements to pursue product development, make development milestone payments and pay royalties on any product sales. In addition to license agreements, Rosetta seeks relationships with other entities which may benefit Rosetta and support its business goals. For the year ended December 31, 2000, Rosetta paid an aggregate of approximately $2.1 million in annual royalties pursuant to the license agreements described below and for the quarter ended March 31, 2001, Rosetta paid an aggregate of approximately $574,000. Rosetta expects to pay at least $2.0 million in annual royalties pursuant to the license agreements described below in 2001, a majority of which Rosetta expects to pay to Affymetrix.

  Affymetrix, Inc.

     In November 1998, Rosetta entered into a three-year internal use license agreement with Affymetrix, which is renewable on an annual basis by agreement of the parties. Under the license agreement,
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

Affymetrix granted Rosetta a nonexclusive, nontransferable, nonsublicensable, worldwide license to certain patents related to the fabrication and use of nucleic acid arrays. Rosetta paid an up-front license fee of $10,000 upon execution of the license agreement and pays an annual usage royalty. Affymetrix licensed to Rosetta rights under its patents to mechanically fabricate arrays and to internally use and make those arrays for analyzing expressed messenger RNA in cells for academic and commercial research use.

     The agreement has a term of three years and automatically renews for successive one year periods unless earlier terminated by either party. The agreement may be terminated by either party if the other party breaches a material term of the agreement and fails to cure the breach within a specified time. If this agreement is terminated and Rosetta was to lose the right to make arrays for Rosetta's own use, or if Rosetta finds that the arrays Rosetta makes are insufficient for Rosetta's purposes, Rosetta would seek to acquire arrays from Affymetrix or another source.

  Fred Hutchinson Cancer Research Center

     In December 1997, Rosetta entered into a license agreement with the Fred Hutchinson Cancer Research Center. Under the agreement, the Hutchinson Center granted Rosetta an exclusive, worldwide, sublicensable license to certain drug screening technology. The license is subject to the rights of certain U.S. governmental agencies and a grant-back to the Hutchinson Center for non-commercial research purposes. Upon execution of the license agreement, Rosetta issued 352,000 shares of Rosetta's common stock to the Hutchinson Center. In addition, Rosetta is obligated under the agreement to pay the Hutchinson Center $50,000 per year as a result of the issuance of the first U.S. patent containing claims covering the licensed technology.

     This agreement has a term of the longer of 20 years or the expiration of the last to expire of the patent rights covered by the agreement. The Hutchinson Center may terminate the agreement upon 30 days' written notice if Rosetta fails to pay amounts due under the agreement. In addition, the agreement may be terminated by either party if the other party breaches a material term of the agreement and fails to cure the breach within a specified time. The agreement also terminates automatically upon bankruptcy of either party, and may be terminated for any reason by Rosetta upon notice to the Hutchinson Center.

  Oxford Gene Technology IP Limited

     In March 2000, Rosetta entered into a License Agreement with Oxford Gene Technology IP Limited. Under the agreement, Oxford Gene Technology granted Rosetta a nonexclusive, worldwide sublicense to patents related to the fabrication and use of DNA microarrays for internal purposes. Rosetta issued 686,928 shares of Rosetta's common stock to Oxford Gene Technology and paid $1.0 million under the agreement. Rosetta is also obligated to pay royalties to Oxford Gene Technology on sales of products and services covered by the patents licensed to Rosetta under the agreement.

     The license agreement terminates upon the expiration of the last to expire patent licensed under the agreement, which expiration dates vary patent by patent and which Rosetta does not expect to expire in the next two years. If Rosetta is in breach of the agreement or if it undergoes a change in control of more than 50% of its equity securities, Oxford Gene Technology may under certain circumstances terminate the agreement earlier if the successor corporation does not transfer certain intellectual property rights to Oxford Gene Technology. In addition, either party may terminate the licenses granted under the agreement in the event of bankruptcy of either party. If this agreement is terminated and Rosetta was to lose the right to make arrays for its own use, or if Rosetta finds that the arrays it makes are insufficient for it purposes, Rosetta would need to acquire arrays from third parties.

  University of California, Berkeley


     As part of Rosetta's merger with Acacia Biosciences in February 1999, Rosetta assumed an agreement with the University of California. Under this agreement, Rosetta has an exclusive license to two issued U.S. patents, 5,569,588 and 5,777,888 and patent applications related to these patents. The 5,777,888 patent covers a fundamental analysis approach useful for gene expression analysis. Under the


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agreement, Rosetta is obligated to pay the University of California an annual minimum royalty and a percentage of revenues that Rosetta obtains from sublicensing this technology. As part of the initial license issue fee, Acacia paid the University of California $80,000 and 25,000 shares of its common stock.

     The agreement terminates upon the expiration of the last to expire patent licensed under the agreement, which expiration dates vary patent by patent and which Rosetta does not expect to expire in the next two years. The agreement may be terminated earlier by either party if any party breaches the agreement and fails to cure such breach within a specified time.

  University of Washington

     In September 1997, Rosetta entered into a license agreement with the University of Washington. The University of Washington granted Rosetta an exclusive, worldwide, sublicensable license to certain technology pertaining to inkjet synthesis of oligonucleotides. The license is subject to the rights of certain U.S. governmental agencies and a grant-back to the University of Washington for non-commercial research purposes. Upon execution of the license agreement, Rosetta issued 90,000 shares of Rosetta's common stock to the University of Washington. Rosetta is also obligated to make future periodic payments on the anniversary date of the agreement. In addition, Rosetta is obligated to make royalty payments on a quarterly basis on any product sales, subject to an annual minimum royalty. In addition to the common stock issued upon execution of the agreement, Rosetta issued 30,000 shares of Rosetta's common stock to the University of Washington upon the issuance of the first U.S. patent containing claims covering the licensed technology and the first commercial sale of a product incorporating the licensed technology.

     The agreement terminates in September 2017 or upon the expiration of the last to expire patent licensed under the agreement, whichever is later. The agreement may be earlier terminated by the University of Washington upon breach of the agreement by Rosetta which is not subsequently cured within a specified time, or by Rosetta for any reason.

  Xenometrix, Inc.

     In November 1998, Rosetta entered into a license agreement with Xenometrix, Inc. Under the agreement, Xenometrix granted Rosetta a non-exclusive worldwide sublicenseable license to certain technology pertaining to gene profiling. Upon execution of the license, Rosetta paid $250,000 to Xenometrix. Under the agreement, Rosetta is obligated to pay Xenometrix an annual royalty fee. This agreement lasts until the expiration of the last to expire patent licensed under the agreement, which expiration dates vary patent by patent and which Rosetta does not expect to expire in the next two years. This agreement may be terminated by either party upon breach of the agreement that is not substantially cured within a specified time, or by Rosetta for any reason. On May 8, 2001, Discovery Partners International, Inc. completed its acquisition of Xenometrix and as a result Xenometrix is now a wholly-owned subsidiary of Discovery Partners.

RESEARCH AND DEVELOPMENT

     For the three months ended March 31, 2001, Rosetta continued its substantial investment in research and development. Rosetta expenditures for research and development were $6.9 million in the first quarter of 2001, $22.3 million in 2000, $10.8 million in 1999 and $4.8 million in 1998. Rosetta is conducting research and development in various areas, including the following:

     - Rosetta Genecipher(TM) technology provides a target discovery approach that experimentally validates exon/gene structures in specific tissues based on a genome-wide target search of annotated genomic database. Genecipher technology has the potential to enable researchers to identify and validate all the genes in the human genome, discover previously unknown genes and understand their function.

     - Rosetta Pathcipher(TM) technology is designed to identify novel members of known pathways and verify circuitry for known members of medically important pathways to assign genes of unknown function to signaling pathways, enable discovery of genes specifically regulated in cells and pathways of interest, and to enable dissection of pathways for design of novel screens.

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     - Rosetta Leadcipher(TM) technology is used for lead validation to monitor
       "on-target" and "off-target" activities for lead compounds. The determination of on and off target effects an increasingly important consideration in the development of novel drug therapeutics. Leadcipher technology is a novel approach for the determination of the effects of pharmaceutical compounds and therapies prior to the undertaking of human trials. Because the Leadcipher technology can be used to monitor hundreds of different cellular functions simultaneously, this technology has the potential to enable researchers to identify all cellular targets of a drug in a single array.

     - Rosetta Toxicipher(TM) technology is used for evaluating possible toxic signatures of drug candidates. This technology employs the use of specific microarrays designs to probe toxicity as well as algorithms for interspecies interpretation. The technology helps to identify hepatotoxicity and other toxicities as well as differentiating therapeutic effects from toxic effects.

GOVERNMENT REGULATION

     Rosetta's products are not currently subject to regulation by governmental agencies other than the laws and regulations generally applicable to businesses in the jurisdictions in which Rosetta operates. However, the products of many of the pharmaceutical and biotechnology companies to which Rosetta markets Rosetta's products are regulated by the U.S. Food and Drug Administration, and the interest of the FDA or other governmental agencies in Rosetta's products may increase as the number of pharmaceutical and other products developed using Rosetta's technology increases.

EMPLOYEES


     As of June 15, 2001, Rosetta employed 190 personnel, 46 of whom hold Ph.D.s, and 3 of whom hold M.D.s. Of these employees, 138 are employed in research and development, and a total of 52 are employed in marketing, business development and administration. Each of Rosetta's current employees has signed a confidentiality agreement. Rosetta has never experienced employment-related work stoppages and considers its employee relations to be good.


PROPERTIES

     Rosetta maintains its principal headquarters in Kirkland, Washington, where Rosetta leases four properties aggregating approximately 59,000 square feet for laboratory and general administration space. The first three of these leases expire in June 2002. Rosetta has options to renew these leases for an additional three year period. The fourth of these leases expires in February 2006, with options to renew for two twelve month periods. Rosetta also leases approximately 14,000 square feet of space for use as a high-throughput gene expression profile facility in Bothell, Washington. The lease for this facility expires in February 2003, with options to renew for two twelve month periods. Rosetta believes that its existing facilities are adequate to meet Rosetta's immediate needs and that suitable additional space will be available in the future on commercially reasonable terms as needed.

LEGAL PROCEEDINGS

     While Rosetta requires its employees to disclose their prior inventions to Rosetta and not use or disclose to Rosetta proprietary information obtained from former employers, disputes concerning these prior inventions or proprietary information may arise. On January 6, 2000 Rosetta received, through its legal counsel, a request for information from the FBI pertaining to one of its then recently hired employees related to his involvement in certain software development activities prior to his employment with Rosetta. On April 11, 2000, Rosetta received, through its legal counsel, a grand jury subpoena requiring the production of an expanded set of information and documents pertaining to the subject of the original request from the FBI. Rosetta is cooperating fully with the FBI and the grand jury. While Rosetta believes that it is not currently the target of the investigation, Rosetta is unable at this time to predict the outcome of this investigation. The FBI investigation may result in publicity that could adversely affect Rosetta's business and revenues.

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COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth information that has been provided to Rosetta with respect to beneficial ownership of shares of Rosetta's common stock as of June 14, 2001 for (i) each person who is known by Rosetta to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director of Rosetta, (iii) each executive officer of Rosetta whose total salary and bonus for 2000 exceeded $100,000 and (iv) all directors and executive officers of Rosetta as a group. Unless otherwise indicated, the address of the individuals and entities below is c/o Rosetta Inpharmatics, Inc., 12040 115th Avenue NE, Kirkland, Washington 98034.



                                                                AMOUNT AND
                                                                 NATURE OF
                                                                BENEFICIAL         PERCENT OF
NAME AND ADDRESS                                              OWNERSHIP(1)(2)    COMMON STOCK(2)
----------------                                              ---------------    ---------------
Vulcan Ventures, Inc.(3)....................................     3,809,258            11.7%
  110 100th Avenue N.E., Suite 550
  Bellevue, WA 98004
William I. Buffington(4)....................................     3,459,791            10.7%
  Agilent Technologies, Inc.
  3500 Deer Creek Road
  Palo Alto, CA 94304
Charles P. Waite(5).........................................     1,205,187             3.7%
  OVP Venture Partners
  2420 Carillon Point
  Kirkland, WA 98033
Stephen H. Friend, M.D., Ph.D.(6)...........................       900,014             2.8%
John J. King II(7)..........................................       384,000             1.2%
Mark S. Boguski, M.D., Ph.D.(8).............................       320,000               *
Gregory Sessler(9)..........................................       190,000               *
Harvey S. Sadow, Ph.D.(10)..................................        60,334               *
Steven Gillis, Ph.D.(11)....................................        56,250               *
William W. Ericson(12)......................................        42,824               *
Ruth B. Kunath(13)..........................................         6,250               *


---------------
  *  Less than 1%.

 (1) To Rosetta's knowledge, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.


 (2) In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of June 15, 2001 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.



 (3) Beneficial ownership calculation is based solely on the a review of a
     Schedule 13D filing made with the Securities and Exchange Commission on August 15, 2000. Such filing sets forth beneficial ownership as of August 15, 2000. As of June 14, 2001, no amendment to such Schedule 13D was filed.


 (4) All 3,459,791 shares are owned by Agilent Technologies, Inc. Mr. Buffington, one of Rosetta directors, is a Vice President of the Life Sciences Business Unit of Agilent, and as such may be deemed to share voting and investment power with respect to shares. Mr. Buffington disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares.

 (5) Includes: 817,039 shares held by Olympic Venture Partners IV, LP; 236,236 shares held by Olympic Venture Partners V, LP; 30,951 shares held by Olympic Venture Partners IV Entrepreneurs Fund, LP; 26,248 shares held by Olympic Venture Partners V Entrepreneurs Fund, LP; and 88,463 shares held by OVMC IV. Mr. Waite is a general partner of OVP Venture Partners and as such may be deemed to share voting and investment power with respect to such shares. Mr. Waite disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares. Also includes an option to purchase 6,250 shares exercisable within 60 days of June 15, 2001. Under this option, 6,250 shares are vested as of August 13, 2001, and the remaining shares vest monthly in equal installments through August 2004 so long as Mr. Waite remains a director of Rosetta.



 (6) Includes 50,000 shares held by Friend Family LLC. Dr. Friend has shared voting and investment power with respect to such shares. Also includes an option to purchase 300,000 shares exercisable within 60 days of June 15, 2001. Under this option, 106,251 shares are vested as of August 13, 2001, and the remaining shares vest monthly in equal installments through February 2004 so long as Dr. Friend is employed by Rosetta.



 (7) Includes 6,500 shares held by The John and Pamela King Irrevocable Trust. Mr. King has shared voting and investment power with respect to such shares. Also includes an option to purchase 190,000 shares exercisable within 60 days of June 15, 2001. Under this option, 67,292 shares are vested as of August 13, 2001, and the remaining shares vest monthly in equal installments through February 2004 so long as Mr. King is employed by Rosetta.



 (8) As of August 13, 2001, Rosetta has a right to repurchase 193,750 shares held by Dr. Boguski, which repurchase right lapses ratably each month through March 2004. Includes 100,000 shares held by Boguski-Berman Enterprises LLP. Dr. Boguski has shared voting and investment power with respect to such shares. Also includes an option to purchase 20,000 shares exercisable within 60 days of June 15, 2001. Under this option, 15,000 shares are vested as of August 13, 2001, and the remaining shares vest at the end of each year in equal installments through December 2002 so long as Dr. Boguski is employed by Rosetta.



 (9) Includes an option to purchase 180,000 shares exercisable within 60 days of June 15, 2001. Under this option, 63,750 shares are vested as of August 13, 2001, and the remaining shares vest monthly in equal installments through March 2004 so long as Mr. Sessler is employed by Rosetta.



(10) Includes options to purchase 15,833 shares exercisable within 60 days of June 15, 2001 under two option grants. Under the first option, 1,250 shares are vested as of August 13, 2001, and the remaining shares under this option vest monthly in equal installments through May 2003 so long as Dr. Sadow remains a director of Rosetta. Under the second option, 6,250 shares are vested as of August 13, 2001, and the remaining shares under this option vest monthly in equal installments through August 2004 so long as Dr. Sadow remains a director of Rosetta.



(11) Includes options to purchase 56,250 shares exercisable within 60 days of June 15, 2001 under two option grants. Under the first option, 50,000 shares are vested as of August 13, 2001. Under the second option, 6,250 shares are vested as of August 13, 2001, and the remaining shares under this option vest monthly in equal installments through August 2004 so long as Dr. Gillis remains a director of Rosetta.



(12) Includes options to purchase 31,250 shares exercisable within 60 days of June 15, 2001 under two option grants. Under the first option, 8,854 shares are vested as of August 13, 2001, and the remaining shares under this option vest monthly in equal installments through March 2004 so long as Mr. Ericson remains a director of Rosetta. Under the second option, 6,250 shares are vested as of August 13, 2001, and the remaining shares under this option vest monthly in equal installments through August 2004 so long as Mr. Ericson remains a director of Rosetta.



(13) Consists of an option to purchase 6,250 shares exercisable within 60 days of June 15, 2001. Under this option, 6,250 shares are vested as of August 13, 2001, and the remaining shares vest monthly in equal installments through August 2004 so long as Ms. Kunath remains a director of Rosetta.

                       COMPARISON OF STOCKHOLDERS' RIGHTS

     Merck is a New Jersey corporation subject to the provisions of the New Jersey Business Corporation Act, which we refer to as New Jersey law. Rosetta is a Delaware corporation subject to the provisions of the General Corporation Law of the State of Delaware, which we refer to as Delaware law. Rosetta stockholders, whose rights are currently governed by the Rosetta certificate of incorporation, the Rosetta bylaws and Delaware law, will, upon completion of the merger, become stockholders of Merck and their rights will be governed by the Merck certificate of incorporation, the Merck bylaws and New Jersey law.

     The following description summarizes the material differences that may affect the rights of stockholders of Merck and Rosetta but does not purport to be a complete statement of all those differences, or a complete description of the specific provisions referred to in this summary. The identification of specific differences is not intended to indicate that other equally or more significant differences do not exist. Stockholders should read carefully the relevant provisions of New Jersey law, Delaware law, the Merck certificate of incorporation, the Merck bylaws, the Rosetta certificate of incorporation and the Rosetta bylaws.

CAPITALIZATION

  Merck


     The total authorized shares of capital stock of Merck consist of (1) 5,400,000,000 shares of common stock, par value $0.01 per share, and (2) 10,000,000 shares of preferred stock, without par value. At the close of business on June 13, 2001, approximately 2,888,481,000 shares of Merck common stock were issued and outstanding (not including treasury shares) and no shares of Merck preferred stock were issued and outstanding.


     Under the Merck certificate of incorporation, Merck board of directors is authorized to provide for the issuance from time to time of Merck preferred stock in series and, as to each series, to fix the number, designation, rights, preferences and limitations, including the voting rights, if any, the voluntary and involuntary liquidation prices, the conversion or exchange privileges, if any, applicable to that series and the redemption price or prices and the other terms of redemption, if any, applicable to that series.

  Rosetta


     The total authorized shares of capital stock of Rosetta consist of (1) 75,000,000 shares of common stock, par value $0.001 per share, and (2) 5,000,000 shares of preferred stock, par value $0.001 per share. On the close of business on June 14, 2001, 32,448,619 shares of Rosetta common stock were issued and outstanding and no shares of Rosetta preferred stock were issued and outstanding.


     The Rosetta certificate of incorporation provides that shares of Rosetta preferred stock may be issued from time to time by the board of directors, in one or more series. The board is expressly authorized to determine or alter the rights, preferences, privileges and restrictions granted or imposed upon any wholly unissued series of preferred stock, and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding.

NUMBER, ELECTION, VACANCY AND REMOVAL OF DIRECTORS

  Merck

     The Merck certificate of incorporation and the Merck bylaws provide that the total number of Merck directors will be not less than ten nor more than eighteen, as determined by a majority vote of the whole board of directors from time to time. Merck currently has thirteen directors. Merck's board is divided into three classes, with the term of one class expiring each year. The Merck bylaws provide for cumulative voting in the election of directors. The Merck bylaws also provide that vacancies on the Merck board of directors will be filled by appointment made by a majority vote of the remaining directors. The Merck certificate of incorporation and the Merck bylaws provide that directors may be removed, with cause, by the affirmative vote of 80% of the combined voting power of the then outstanding shares of voting stock, voting together as a single class.

  Rosetta

     The Rosetta certificate of incorporation and bylaws provide that the total number of Rosetta directors is eight, but may be increased or decreased from time to time either by a resolution or bylaw duly adopted by the Rosetta board of directors. The Rosetta board of directors is divided into three classes, which are nearly equal in number as possible. Each director serves for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected.

     The Rosetta certificate of incorporation and bylaws provide that any director may be removed from office, with or without cause, by the holders of a majority of the shares entitled to vote in an election of directors. In the authorized number of directors, any newly-created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Rosetta board of directors among the three classes of directors so as to maintain such classes as nearly equal in number as possible. No decrease in the number of directors constituting the Rosetta board of directors will shorten the term of any incumbent director. Newly-created directorships resulting from any increase in the number of directors and any vacancies on the Rosetta board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office (and not by stockholders), even though less than a quorum of the Rosetta board of directors. Any director so elected shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

AMENDMENTS TO CHARTER DOCUMENTS

  Merck

     Under New Jersey law, a proposed amendment to a corporation's certificate of incorporation requires approval by its board of directors and an affirmative vote of a majority of the votes cast by the holders of shares entitled to vote on the amendment, unless a specific provision of New Jersey law or the corporation's certificate of incorporation provides otherwise. The Merck certificate of incorporation provides that Merck has the right to amend, alter, change or repeal the provisions of the certificate of incorporation. However, the affirmative vote of the holders of not less than 80% of the combined voting power of the then outstanding shares of voting stock, voting together as a single class, is required to amend, adopt provisions inconsistent with or repeal provisions of the Merck certificate of incorporation that relate to amendments to bylaws, number and election of directors, stockholder action, and certain business combinations.

  Rosetta

     Under Delaware law, an amendment to the certificate of incorporation of a corporation requires the approval of the board of directors and the approval of the holders of a majority of the outstanding stock entitled to vote upon the proposed amendment. The holders of the outstanding shares of a class are entitled to vote as a separate class on a proposed amendment that would increase or decrease the aggregate number of authorized shares of the class; increase or decrease the par value of the shares of the class; or alter or change the powers, preferences or special rights of the shares of the class, so as to affect them adversely. If any proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but would not so affect the entire class, then only the shares of the series so affected by the amendment will be considered a separate class.

     The Rosetta certificate of incorporation provides that Rosetta reserves the right to amend and repeal any provision contained in the Rosetta certificate of incorporation, and to take other corporate action to the extent and in the manner permitted or prescribed by Delaware law.

AMENDMENTS TO BYLAWS

  Merck

     Under New Jersey law, the Merck certificate of incorporation and the Merck bylaws, the Merck bylaws generally may be amended or repealed in whole or in part by the stockholders at a regular or special meeting of the stockholders or by the Merck board of directors at a regular or special meeting of the board of directors, if notice of the proposed amendment is contained in the notice of such meeting. However, the Merck certificate of incorporation provides that the amendment of certain specified bylaws (and charter provisions) requires the affirmative vote of at least 80% of the combined voting power of the then outstanding shares of voting stock entitled to vote generally in the election of directors, voting together as a single class. These include bylaw provisions that relate to stockholder action, certain business combinations, bylaw amendments and the number and election of directors.

  Rosetta

     Under Delaware law, unless a corporation's certificate of incorporation provides otherwise, the stockholders entitled to vote have the power to adopt, amend or repeal the corporation's bylaws. The Rosetta certificate of incorporation provides that except as otherwise provided in the bylaws, the bylaws may be amended or repealed by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of voting stock. The Rosetta board of directors is expressly authorized to adopt, amend, or repeal the Rosetta bylaws.

ACTION BY WRITTEN CONSENT

  Merck

     Under New Jersey law, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, upon the written consent of stockholders who would have been entitled to cast the minimum number of votes which would be necessary to authorize the action at a meeting at which all stockholders entitled to vote thereon were present and voting; provided, however, that in case of an annual meeting of stockholders for the election of directors, any consent in writing must be unanimous.

     Under the Merck certificate of incorporation, any action required or permitted to be taken at a meeting of stockholders may not be effected by written consent.

  Rosetta

     Under the Rosetta certificate of incorporation, action required to be taken by stockholders must be effected at a duly called annual or special meeting of stockholders and in accordance with Rosetta bylaws.

NOTICE OF STOCKHOLDER ACTIONS

  Merck

     New Jersey law and the Merck bylaws provide that written notice of the time, place and purpose of every meeting of stockholders must be given not less than ten days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at the meeting.

  Rosetta

     The Rosetta bylaws provide that written notice of the place, date and time of all meetings of stockholders be given not less than 10 days nor more than 60 days before the date of any such meeting to each stockholder entitled to vote at such meeting. At an annual meeting of stockholders, the only matters that may be considered and acted upon are those matters brought before the meeting (i) through the notice of meeting; (ii) by the Rosetta board of directors; or (iii) by a stockholder of Rosetta upon proper written notice.

SPECIAL STOCKHOLDER MEETINGS

  Merck

     Under the Merck bylaws, a special meeting of the stockholders may be held at any location by the board of directors, upon the written request of the holders of record of a majority of the voting stock. In addition, New Jersey law provides that holders of not less than 10% of all shares entitled to vote at a meeting may apply to the New Jersey Superior Court to request that a special meeting of the stockholders be called for good cause shown. At such a meeting, the stockholders present in person or by proxy will constitute a quorum for the transaction of business described in such order.

  Rosetta

     The Rosetta bylaws provide that special meetings of the stockholders may only be called by the Rosetta board of directors, the chairman of the Rosetta board of directors, the president of Rosetta or by one or more stockholders holding shares in the aggregate entitled to at least 25% of the votes at that meeting. Under Delaware law, a special meeting of stockholders may be called by the board of directors or by other persons authorized by the certificate of incorporation or the bylaws.

STOCKHOLDER INSPECTION RIGHTS; STOCKHOLDER LISTS

  Merck

     Under New Jersey law, a stockholder who has been a stockholder for at least six months or who holds, or is authorized in writing by holders of, at least 5% of the outstanding shares of any class or series of stock of a corporation has the right, for any proper purpose and upon at least five days' written notice, to inspect in person or by agent or attorney the minutes of the proceedings of the corporation's stockholders and its record of stockholders. Irrespective of the period such stockholder has held his, her or its stock or the amount of stock such stockholder holds, a court may, upon proof of proper purpose, compel production for examination by the stockholder of the books and records of account, minutes and record of stockholders of Merck.

  Rosetta

     Under Delaware law, any stockholder, in person or by attorney or other agent, may, upon written demand given under oath and stating the purpose thereof, inspect for any proper purpose Rosetta's stock ledger, a list of its stockholders and its other books and records. A proper purpose is a purpose reasonably related to such person's interest as a stockholder. A complete list of stockholders entitled to vote at any meeting of stockholders must be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to such meeting. The list must also be kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

LIMITATION OF PERSONAL LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

  Merck

     Under New Jersey law, a corporation may indemnify a director or officer against his or her expenses and liabilities in connection with any proceeding involving the director or officer by reason of being or having been a director or officer, other than a proceeding by or in the right of the corporation, if:

     - the director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; and

     - with respect to any criminal proceeding, the director or officer had no reasonable cause to believe his or her conduct was unlawful.

     The Merck certificate of incorporation provides that, to the full extent permitted under New Jersey law, no director or officer of Merck will be personally liable to Merck or its stockholders for damages for breach of any duty owed to Merck or its stockholders, except that a director or officer will not be relieved from liability for any breach of duty based upon an act or omission in breach of a duty of loyalty to Merck or its stockholders, or not in good faith or involving a knowing violation of law, or resulting in receipt by such person of an improper personal benefit.

     The Merck bylaws provide that Merck will indemnify any person against reasonable costs, disbursements and counsel fees who was or is involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, or who is threatened with being so involved, by reason of the fact that he or she is or was a director or officer or employee of Merck.

  Rosetta

     The Rosetta certificate of incorporation provides that no director will be held personally liable to Rosetta or its stockholders for monetary damages for breach of fiduciary duty as a director. The Rosetta bylaws provide that Rosetta will to the fullest extent authorized by Delaware law, indemnify each of its officers and directors, and has the power to indemnify each of its employees and agents, against expenses, including attorney's fees, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of Rosetta. The right to indemnification is not exclusive of any other right which any person may have under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     The right to indemnification conferred by the Rosetta certificate of incorporation and bylaws may not be retroactively amended and includes the right to be paid by Rosetta the expenses incurred in defending any such proceeding in advance of its final disposition. Rosetta is also authorized to provide indemnification (and advancement of expenses) to employees and agents through bylaw provisions, agreements, votes of stockholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law, with respect to actions for breach of a duty to a corporation, its stockholders, and others.

     Delaware law provides that a director of a corporation will not be personally liable for monetary damages for breach of such individual's fiduciary duties as a director, except for liability (i) for any breach of such director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Delaware law; or (iv) for any transaction from which a director derives an improper personal benefit. Delaware law does not eliminate a director's duty of care and this provision has no effect on the availability of equitable remedies such as an injunction or recession based upon a director's breach of the duty of care.

DIVIDENDS

  Merck

     The Merck bylaws provide that the Merck board of directors may from time to time declare dividends on its outstanding shares of common stock in accordance with New Jersey law.

  Rosetta

     The Rosetta bylaws provide that Rosetta directors may declare and pay dividends upon the shares of Rosetta common stock in accordance with Delaware law.

RIGHTS PLAN

  Merck

     Merck does not have a stockholder rights plan. The Merck board, pursuant to its authority to issue preferred stock, could adopt a stockholder rights plan without stockholder approval at any future time. New Jersey law, however, endorses share rights or options issued by New Jersey corporations that, among other things, include conditions precluding holders of a specified percentage of outstanding shares of a corporation from exercising such share rights or options or which invalidate the share rights or options beneficially owned by such holders and their transferees.

  Rosetta

     Rosetta does not have a stockholder rights plan. The Rosetta board, pursuant to its authority to issue preferred stock, could adopt a stockholder rights plan without stockholder approval at any further time, subject to any applicable restrictions under the merger agreement.

VOTING RIGHTS; REQUIRED VOTE FOR AUTHORIZATION OF CERTAIN ACTIONS

  Merck

     Each holder of Merck common stock is entitled to one vote for each share held of record and may vote cumulatively for the election of directors.


     MERGER OR CONSOLIDATION. Under New Jersey law, the consummation of a merger or consolidation of a New Jersey corporation organized prior to January 1, 1969, such as Merck, requires the approval of such corporation's board of directors and the affirmative vote of two-thirds of the votes cast by the holders of shares of the corporation entitled to vote thereon; however, no such approval and vote are required if such corporation is the surviving corporation and:


     - such corporation's certificate of incorporation is not amended;

     - the stockholders of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and rights, immediately after; and

     - the number of voting shares and participation shares outstanding after the merger will not exceed by 40% the total number of voting or participating shares of the surviving corporation before the merger.

     Similarly, a sale of all or substantially all of such corporation's assets other than in the ordinary course of business, or a voluntary dissolution of such corporation, requires the approval of such corporation's board of directors and the affirmative vote of two-thirds of the votes cast by the holders of shares of such corporation entitled to vote thereon.

     BUSINESS COMBINATIONS. Under New Jersey law, no New Jersey corporation may engage in any "business combination" with any interested stockholder (generally, a 10% or greater stockholder) for a period of five years following such interested stockholder's stock acquisition, unless such business combination is approved by the board of directors of such corporation prior to the stock acquisition. Covered business combinations include certain mergers, dispositions of assets or shares or recapitalizations.

     In addition, New Jersey corporations may not engage at any time in a business combination with any interested stockholder other than:

     - a business combination approved by the board of directors of such corporation prior to the stock acquisition;

     - a business combination approved by the affirmative vote of the holders of two-thirds of the voting stock not beneficially owned by such interested stockholder at a meeting called for such purpose; or

     - a business combination in which the interested stockholder meets certain fair price criteria.

     In addition to the requirement under New Jersey law regarding business combinations with an interested stockholder, the Merck certificate of incorporation prohibits Merck from engaging in any "business combination" with an interested stockholder (defined as a 5% or greater stockholder) without the affirmative vote of at least 80% of the combined voting power of the outstanding shares of Merck voting stock, voting together as a single class; provided that any business combination will require only the approval required under New Jersey law if, among other things, the business combination has been approved by a majority of the disinterested directors and certain conditions are met with respect to the consideration to be received by Merck stockholders.

     The Merck certificate of incorporation defines "business combination" to include:

     - any merger or consolidation of Merck with an interested stockholder or with any other corporation which is, or after the merger would be, an affiliate or associate of an interested stockholder;

     - any transfer or other disposition to or with any interested stockholder or any affiliate or associate of an interested stockholder of any assets or securities of Merck or any of its subsidiaries having an aggregate fair market value of $50,000,000 or more;


     - the adoption of a plan of liquidation of Merck proposed by an interested stockholder or any affiliate or associate of an interested stockholder; and


     - any transaction which increases the capital stock beneficially owned by an interested stockholder or any affiliate or associate of an interested stockholder.

  Rosetta

     Under the Rosetta certificate of incorporation, holders of Rosetta common stock are entitled to one vote for each share held of record and are not entitled to cumulate their votes for the election of directors or any other matter submitted to a vote of the stockholders.

     MERGER OR CONSOLIDATION. Under Delaware law, mergers or consolidations or sales or exchanges of all or substantially all of a corporation's assets or a dissolution of the corporation require the affirmative vote of the board of directors (except in certain limited circumstances). In addition, the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote on the matter is required, except in certain cases where stockholder approval is not required by a corporation's certificate of incorporation.

     Under Delaware law, stockholder consent is not required under the following circumstances:

     - for a corporation that survives a merger and does not issue in the merger more than 20% of its outstanding shares immediately prior to the merger;

     - if the merger agreement does not amend in any respect the survivor's certificate of incorporation;

     - if each share of the surviving corporation outstanding immediately prior to the merger remains an identical outstanding share of the surviving corporation after the merger; and

     - for either corporation where one corporation owns 90% of each class of outstanding stock of the other corporation.

     BUSINESS COMBINATIONS -- DELAWARE LAW. Delaware law provides generally that a corporation may not engage in a wide range of "business combinations" with any person who acquires 15% or more of a corporation's voting stock, thereby becoming an "interested stockholder," for a period of three years following the date the person became an interested stockholder, unless:

     - before that time, the board of directors approved either the business combination or the transaction in which the interested stockholder became an interested stockholder;

     - upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the stockholder owned at least 85% of the voting stock of the corporation, excluding shares held by directors who are also officers of the corporation and by employee stock ownership plans that do not permit employees to determine confidentially whether shares held by the plan will be tendered in a tender or exchange offer; or

     - on or following that time, the business combination is approved by the board of directors and the business combination transaction is approved by the holders of at least 66 2/3% of the outstanding voting stock of the corporation not owned by the interested stockholder.

     The business combination restrictions described above do not apply if:

     - the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by the above provisions of Delaware law;

     - the holders of a majority of the voting stock of the corporation approve an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by such provisions, which election will be effective 12 months after the amendment's adoption and would not apply to any business combination with a person who was an interested stockholder at or prior to the time the amendment was approved; or

     - the corporation does not have a class of voting stock that is (1) listed on a national securities exchange, (2) authorized for quotation on the Nasdaq National Market or (3) owned by more than 2,000 stockholders of record.

     BUSINESS COMBINATIONS -- WASHINGTON LAW. The laws of the State of Washington, where Rosetta's principal executive offices are located, also impose restrictions on certain transactions between certain foreign corporations and significant stockholders. Chapter 23B.19 of the Washington Business Corporation Act prohibits a "target corporation," with certain exceptions, from engaging in certain "significant business transactions" with a person or group of persons who beneficially own 10% or more of the voting securities of the target corporation (an "acquiring person") for a period of five years after such acquisition unless the transaction or acquisition of such shares is approved by a majority of the members of the target corporation's board of directors prior to the time of acquisition.

     Such prohibited transactions include, among other things (a) a merger or consolidation with, disposition of assets to, or issuance or redemption of stock to or from, the acquiring person, (b) termination of 5% or more of the employees of the target corporation as a result of the acquiring person's acquisition of 10% or more of the shares, or (c) allowing the acquiring person to receive disproportionate benefit as a stockholder.

     After the five-year period, a significant business transaction may take place as long as it complies with certain fair price provisions of the statute.

     A target corporation includes a foreign corporation if:

     - the corporation has a class of voting stock registered pursuant to
       Section 12 or 15 of the Exchange Act;

     - the corporation's principal executive office is located in Washington;

     - any of (a) more than 10% of the corporation's stockholders of record are Washington residents, (b) more than 10% of its shares are owned of record by Washington residents, or (c) 1,000 or more of its stockholders of record are Washington residents;

     - a majority of the corporation's employees are Washington residents or more than 1,000 Washington residents are employees of the corporation; and

     - a majority of the corporation's tangible assets are located in Washington or the corporation has more than $50.0 million of tangible assets located in Washington.

     A corporation may not "opt out" of this statute.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The consolidated financial statements of Rosetta Inpharmatics, Inc. as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this proxy Statement/prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The consolidated financial statements of Merck & Co., Inc. incorporated by reference in this proxy statement/prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

                                 LEGAL MATTERS

     The legality of Merck common stock offered by this proxy statement/prospectus will be passed upon for Merck by Celia A. Colbert, Vice President, Secretary and Assistant General Counsel.

                      WHERE YOU CAN FIND MORE INFORMATION

     Merck and Rosetta file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that we file with the SEC at the SEC's public reference rooms at the following locations:

Public Reference Room   Northeast Regional Office   San Francisco District Office
450 Fifth Street, N.W     7 World Trade Center     44 Montgomery Street, Suite 1100
      Room 1024                Suite 1300              San Francisco, CA 94104
Washington, D.C. 20549     New York, NY 10048

     Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the Securities and Exchange Commission at "http://www.sec.gov." Reports, proxy statements and other information concerning Merck may be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005. Such information concerning Rosetta may be inspected at the offices of NASDAQ Operations, 1735 K Street, N.W., Washington, D.C., 20006.


     Merck filed a registration statement on Form S-4 on May 31, 2001 to register with the SEC the Merck common stock to be issued to Rosetta stockholders in the merger. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of Merck in addition to being a proxy statement of Rosetta. As allowed by SEC rules, this proxy statement/prospectus does not contain all the information you can find in Merck's registration statement or the exhibits to the registration statement.


     The SEC allows Merck to "incorporate by reference" information into this proxy statement/ prospectus, which means that the companies can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is considered part of this proxy statement/prospectus, except for any information superseded by information contained directly in this proxy statement/prospectus or in later filed documents incorporated by reference in this proxy statement/prospectus.

     This proxy statement/prospectus incorporates by reference the documents set forth below that Merck has previously filed with the SEC. These documents contain important business and financial information about Merck that is not included in or delivered with this proxy statement/prospectus.

MERCK FILINGS                                            PERIOD
-------------                                            ------
(File No. 001-3305)
  Annual Report on Form 10-K...........................  Fiscal Year ended December 31, 2000
  Quarterly Report on Form 10-Q........................  Fiscal Quarter ended March 31, 2001

     Merck also incorporates by reference additional documents that may be filed with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement/ prospectus and date of the completion of the merger. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

     Merck has supplied all information contained or incorporated by reference in this proxy statement/prospectus relating to Merck and Rosetta has supplied all such information relating to Rosetta.

     You should not send in your Rosetta certificates until you receive the transmittal materials from the exchange agent. Rosetta stockholders of record who have further questions about their share certificates or the exchange of their Rosetta common stock for Merck common stock should contact the exchange agent at the address or telephone number that will be included in the transmittal materials.

     If you are a stockholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them through the companies, the SEC or the SEC's website as described above. Documents incorporated by reference are available from the companies without charge, excluding all exhibits, except that if the companies have specifically incorporated by reference an exhibit in this proxy statement/prospectus, the exhibit will also be provided without charge. You may obtain documents incorporated by reference in this proxy statement/prospectus by requesting them in writing or by telephone from Merck at the following address:

                               Merck & Co., Inc.
                                One Merck Drive
                                  P.O. Box 100
                              Whitehouse Station,
                             New Jersey 08889-0100
             Attention: Public Affairs Information Resource Center
                                 (908) 423-1000


     You should rely only on the information contained or incorporated by reference in this proxy statement/prospectus. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement/prospectus. This proxy statement/prospectus is dated June 15, 2001. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this proxy statement/prospectus to you nor the issuance of Merck common stock in the merger creates any implication to the contrary.

               ROSETTA AUDITED AND UNAUDITED FINANCIAL STATEMENTS

                           ROSETTA INPHARMATICS, INC.

                               TABLE OF CONTENTS


Report of Independent Accountants...........................   F-2
Consolidated Balance Sheets as of December 31, 1999 and
  2000......................................................   F-3
Consolidated Statements of Operations for the years ended
  December 31, 1998, 1999 and 2000..........................   F-4
Consolidated Statements of Convertible Preferred Stock and
  Stockholders' Equity (Deficit) for the period from
  December 31, 1997 through December 31, 2000...............   F-5
Consolidated Statements of Cash Flows for the years ended
  December 31, 1998, 1999, and 2000.........................   F-7
Notes to Consolidated Financial Statements..................   F-8
Balance Sheets as of December 31, 2000 and March 31, 2001
  (unaudited)...............................................  F-28
Statements of Operations (unaudited) for the three months
  ended March 31, 2000 and 2001.............................  F-29
Statements of Cash Flows (unaudited) for the three months
  ended March 31, 2000 and 2001.............................  F-30
Notes to Financial Statements...............................  F-31

                       REPORT OF INDEPENDENT ACCOUNTANTS

To Board of Directors and Shareholders
of Rosetta Inpharmatics, Inc.

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of convertible preferred stock and stockholders equity (deficit) and of cash flows, present fairly, in all material respects, the financial position of Rosetta Inpharmatics, Inc. at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                          PricewaterhouseCoopers LLP

Seattle, Washington
January 26, 2001

                           ROSETTA INPHARMATICS, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1999            2000
                                                              ------------    ------------
ASSETS
Current assets
  Cash and cash equivalents.................................  $  8,311,852    $ 32,584,777
  Investments...............................................    10,951,496     120,905,029
  Accounts receivable.......................................            --       2,097,871
  Accounts receivable from related party....................       155,729       2,150,618
  Interest receivable.......................................        32,045         898,671
  Prepaid expenses and other current assets.................       254,898       1,472,121
                                                              ------------    ------------
          Total current assets..............................    19,706,020     160,109,087
Property and equipment, net.................................     4,109,159       7,897,491
Intangible assets, net......................................    10,497,709      15,265,084
Deposits and other assets...................................       475,326         587,630
                                                              ------------    ------------
          Total assets......................................  $ 34,788,214    $183,859,292
                                                              ============    ============
LIABILITIES, CONVERTIBLE PREFERRED STOCK AND
  STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
  Accounts payable..........................................  $  1,112,680    $  1,476,876
  Accrued liabilities.......................................       219,148       2,456,651
  Related party payable.....................................            --       2,253,808
  License fees payable......................................       666,667         166,667
  Deferred revenue..........................................     1,259,761       3,985,357
  Current portion of capital lease obligation...............       209,333         145,754
  Current portion of notes payable..........................       787,388         754,475
                                                              ------------    ------------
          Total current liabilities.........................     4,254,977      11,239,588
Capital lease obligation, net of current portion............       145,754              --
Notes payable, net of current portion.......................     1,242,926         488,364
Deferred revenue............................................     3,307,974       3,705,284
                                                              ------------    ------------
          Total liabilities.................................     8,951,631      15,433,236
                                                              ------------    ------------
Contingencies and commitments
Convertible preferred stock, par value $0.001; 18,000,000
  and 5,000,000 shares authorized; 10,154,964 and no shares
  issued and outstanding (aggregate liquidation preference
  of $44,486,725 and $0)....................................    41,431,806              --
                                                              ------------    ------------
Stockholders' equity (deficit)
  Common stock, par value $0.001; 40,000,000 and 75,000,000
     shares authorized; 5,182,382 and 32,083,028 shares
     issued and outstanding.................................         5,183          32,083
  Additional paid-in capital................................    16,024,708     238,394,336
  Notes and interest receivable from stockholders...........       (58,200)     (1,711,155)
  Deferred stock compensation...............................    (2,255,640)     (6,276,203)
  Accumulated deficit.......................................   (29,311,274)    (62,013,005)
                                                              ------------    ------------
          Total stockholders' equity (deficit)..............   (15,595,223)    168,426,056
                                                              ------------    ------------
          Total liabilities, convertible preferred stock,
            and stockholders' equity (deficit)..............  $ 34,788,214    $183,859,292
                                                              ============    ============

                            See accompanying notes.

                           ROSETTA INPHARMATICS, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                             YEARS ENDED DECEMBER 31,
                                                    -------------------------------------------
                                                       1998            1999            2000
                                                    -----------    ------------    ------------
Revenues
  Collaboration agreements........................  $        --    $    835,892    $  6,601,879
  Product revenue.................................           --              --       3,857,353
  Government grants...............................           --         146,863              --
                                                    -----------    ------------    ------------
          Total revenues..........................           --         982,755      10,459,232
                                                    -----------    ------------    ------------
Operating expenses
  Cost of product revenue.........................           --              --         968,415
  Research and development (excludes stock-based
     compensation expense of $490,120, $1,496,365,
     and $3,297,064, respectively)................    4,823,136      10,792,296      22,281,999
  Marketing, general and administrative (excludes
     stock-based compensation expense of $90,444,
     $2,075,264, and $6,080,284, respectively)....    2,288,946       7,197,048      15,884,378
  Stock-based compensation........................      580,564       3,571,629       9,377,348
                                                    -----------    ------------    ------------
          Total operating expenses................    7,692,646      21,560,973      48,512,140
Loss from operations..............................   (7,692,646)    (20,578,218)    (38,052,908)
Other income (expense)
  Interest income.................................      706,796         639,474       5,668,391
  Interest expense................................     (207,737)       (293,196)       (253,001)
  Other, net......................................       81,369         (82,303)        (64,213)
                                                    -----------    ------------    ------------
Net loss..........................................   (7,112,218)    (20,314,243)    (32,701,731)
Deemed dividend upon issuance of Series E
  convertible preferred stock.....................           --              --      (7,285,500)
                                                    -----------    ------------    ------------
Net loss attributable to common stockholders......  $(7,112,218)   $(20,314,243)   $(39,987,231)
                                                    ===========    ============    ============
Basic and diluted net loss per share..............  $     (5.29)   $      (5.04)   $      (2.50)
                                                    ===========    ============    ============
Weighted-average shares used in computing basic
  and diluted net loss per share..................    1,344,007       4,030,103      16,009,903
                                                    ===========    ============    ============

                            See accompanying notes.

                           ROSETTA INPHARMATICS, INC.

           CONSOLIDATED STATEMENTS OF CONVERTIBLE PREFERRED STOCK AND
                         STOCKHOLDERS' EQUITY (DEFICIT)

                               CONVERTIBLE                                                     NOTES AND
                             PREFERRED STOCK             COMMON STOCK         ADDITIONAL       INTEREST         DEFERRED
                        --------------------------   ---------------------     PAID-IN      RECEIVABLE FROM      STOCK
                          SHARES         AMOUNT        SHARES      AMOUNT      CAPITAL       STOCKHOLDERS     COMPENSATION
                        -----------   ------------   -----------   -------   ------------   ---------------   ------------
BALANCES, DECEMBER 31,
  1997................    4,462,500     17,001,491     2,450,842     2,451        269,200         (16,740)         (92,603)
Common stock issued in
  October and November
  1998 in connection
  with stock option
  exercises...........           --             --        34,213        34         13,653              --               --
Common stock issued in
  December 1998 in
  connection with
  stock option
  exercises for notes
  receivable..........           --             --       145,500       146         58,054         (58,200)              --
Deferred stock
  compensation related
  to grants of stock
  options.............           --             --            --        --      1,009,634              --       (1,009,634)
Amortization of
  deferred stock
  compensation........           --             --            --        --             --              --          580,564
Net loss..............           --             --            --        --             --              --               --
                        -----------   ------------   -----------   -------   ------------     -----------     ------------
BALANCES, DECEMBER 31,
  1998................    4,462,500     17,001,491     2,630,555     2,631      1,350,541         (74,940)        (521,673)
Series B preferred
  stock issued in
  February 1999 at
  $4.00 per share as
  part of the purchase
  of Acacia...........    1,387,298      5,549,192            --        --             --              --               --
Common stock issued in
  February 1999 at
  $2.50 per share as
  part of the purchase
  of Acacia...........           --             --     2,300,071     2,300      5,747,877              --               --
Options and warrants
  granted as part of
  the purchase of
  Acacia..............           --             --            --        --      1,002,485              --               --
Series C preferred
  stock issued in
  April 1999 at $4.50
  per share, net of
  issuance costs of
  $196,896............    2,019,452      6,917,880            --        --             --              --               --
Issuance of common
  stock warrants in
  April 1999 in
  connection with the
  issuance of Series C
  Preferred Stock.....           --             --            --        --      1,972,758              --               --
Common stock issued in
  September 1999 in
  exchange for
  transfer of
  technology..........           --             --        30,000        30        149,970              --               --
Series D preferred
  stock issued in
  October 1999 at
  $5.25 per share, net
  of issuance costs of
  $36,756.............    2,285,714     11,963,243            --        --             --              --               --
Common stock issued in
  connection with
  stock option
  exercises...........           --             --       221,756       222         88,481              --               --


                        ACCUMULATED
                          DEFICIT
                        ------------
BALANCES, DECEMBER 31,
  1997................    (1,884,813)
Common stock issued in
  October and November
  1998 in connection
  with stock option
  exercises...........            --
Common stock issued in
  December 1998 in
  connection with
  stock option
  exercises for notes
  receivable..........            --
Deferred stock
  compensation related
  to grants of stock
  options.............            --
Amortization of
  deferred stock
  compensation........            --
Net loss..............    (7,112,218)
                        ------------
BALANCES, DECEMBER 31,
  1998................    (8,997,031)
Series B preferred
  stock issued in
  February 1999 at
  $4.00 per share as
  part of the purchase
  of Acacia...........            --
Common stock issued in
  February 1999 at
  $2.50 per share as
  part of the purchase
  of Acacia...........            --
Options and warrants
  granted as part of
  the purchase of
  Acacia..............            --
Series C preferred
  stock issued in
  April 1999 at $4.50
  per share, net of
  issuance costs of
  $196,896............            --
Issuance of common
  stock warrants in
  April 1999 in
  connection with the
  issuance of Series C
  Preferred Stock.....            --
Common stock issued in
  September 1999 in
  exchange for
  transfer of
  technology..........            --
Series D preferred
  stock issued in
  October 1999 at
  $5.25 per share, net
  of issuance costs of
  $36,756.............            --
Common stock issued in
  connection with
  stock option
  exercises...........            --

                               CONVERTIBLE                                                     NOTES AND
                             PREFERRED STOCK             COMMON STOCK         ADDITIONAL       INTEREST         DEFERRED
                        --------------------------   ---------------------     PAID-IN      RECEIVABLE FROM      STOCK
                          SHARES         AMOUNT        SHARES      AMOUNT      CAPITAL       STOCKHOLDERS     COMPENSATION
                        -----------   ------------   -----------   -------   ------------   ---------------   ------------
Acceleration of
  restricted stock....           --             --            --        --        407,000              --               --
Payments received on
  notes receivable
  from stockholders...           --             --            --        --             --          16,740               --
Deferred stock
  compensation related
  to grants of stock
  options.............           --             --            --        --      5,305,596              --       (5,305,596)
Amortization of
  deferred stock
  compensation........           --             --            --        --             --              --        3,571,629
Net loss..............           --             --            --        --             --              --               --
                        -----------   ------------   -----------   -------   ------------     -----------     ------------
BALANCES, DECEMBER 31,
  1999................   10,154,964   $ 41,431,806     5,182,382   $ 5,183   $ 16,024,708     $   (58,200)    $ (2,255,640)
Series E preferred
  stock issued in
  March 2000 at $9.36
  per share, net of
  issuance costs of
  $274,182............    4,442,378     41,306,487            --        --             --              --               --
Common stock issued in
  connection with
  stock option
  exercises...........           --             --     1,341,979     1,342        574,408              --               --
Common stock issued in
  connection with
  stock option
  exercises for notes
  receivable..........           --             --       310,000       310      1,627,190      (1,627,500)              --
Interest accrued on
  notes receivable
  from stockholders...           --             --            --        --             --         (88,581)              --
Repayment of interest
  and note receivable
  from stockholder....           --             --            --        --             --          63,126               --
Common stock issued in
  connection with
  technology
  license.............           --             --       686,928       687      7,555,521              --               --
Deferred stock
  compensation related
  to grants of stock
  options.............           --             --            --        --     13,397,911              --      (13,397,911)
Amortization of
  deferred stock
  compensation........           --             --            --        --             --              --        9,377,348
Common stock issued in
  August 2000 at
  $14.00 per share,
  net of issuance
  costs of
  $9,575,915..........           --             --     8,994,285     8,994    116,335,081              --               --
Exercise of warrants
  to purchase common
  and preferred
  stock...............       21,270         33,456       948,842       949        122,386              --               --
Conversion of
  preferred stock to
  common stock........  (14,618,612)   (82,771,749)   14,618,612    14,618     82,757,131              --               --
Net loss..............           --             --            --        --             --              --               --
                        -----------   ------------   -----------   -------   ------------     -----------     ------------
BALANCES, DECEMBER 31,
  2000................           --   $         --    32,083,028   $32,083   $238,394,336     $(1,711,155)    $ (6,276,203)
                        ===========   ============   ===========   =======   ============     ===========     ============


                        ACCUMULATED
                          DEFICIT
                        ------------
Acceleration of
  restricted stock....            --
Payments received on
  notes receivable
  from stockholders...            --
Deferred stock
  compensation related
  to grants of stock
  options.............            --
Amortization of
  deferred stock
  compensation........            --
Net loss..............   (20,314,243)
                        ------------
BALANCES, DECEMBER 31,
  1999................  $(29,311,274)
Series E preferred
  stock issued in
  March 2000 at $9.36
  per share, net of
  issuance costs of
  $274,182............
Common stock issued in
  connection with
  stock option
  exercises...........            --
Common stock issued in
  connection with
  stock option
  exercises for notes
  receivable..........            --
Interest accrued on
  notes receivable
  from stockholders...            --
Repayment of interest
  and note receivable
  from stockholder....            --
Common stock issued in
  connection with
  technology
  license.............            --
Deferred stock
  compensation related
  to grants of stock
  options.............            --
Amortization of
  deferred stock
  compensation........            --
Common stock issued in
  August 2000 at
  $14.00 per share,
  net of issuance
  costs of
  $9,575,915..........            --
Exercise of warrants
  to purchase common
  and preferred
  stock...............            --
Conversion of
  preferred stock to
  common stock........            --
Net loss..............   (32,701,731)
                        ------------
BALANCES, DECEMBER 31,
  2000................  $(62,013,005)
                        ============

                            See accompanying notes.

                           ROSETTA INPHARMATICS, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                      YEARS ENDED DECEMBER 31,
                                                            ---------------------------------------------
                                                                1998            1999            2000
                                                            ------------    ------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss..................................................  $ (7,112,218)   $(20,314,243)   $ (32,701,731)
Adjustments to reconcile net loss to net cash used in
  operating activities
Depreciation and amortization.............................       445,068       1,059,885        2,120,686
Stock-based compensation..................................       580,564       3,571,629        9,377,348
Loss on sale and write-off of property and equipment......            --         298,262           88,278
Amortization of intangible assets.........................            --       2,754,377        4,207,793
Investment amortization...................................      (160,277)        (57,486)        (710,875)
Stock issued for licensed technology......................            --         556,970               --
Changes in operating assets and liabilities, net of the
  effects of the acquisition
  Accounts receivable.....................................            --        (102,557)      (4,092,760)
  Interest receivable.....................................       142,912          (4,621)        (955,207)
  Prepaid expenses and other assets.......................      (125,492)       (509,315)      (1,213,927)
  Accounts payable........................................       290,185         394,278          509,994
  Accrued liabilities.....................................       112,019         673,793        3,599,565
  Deferred revenue........................................            --       4,267,735        3,122,906
                                                            ------------    ------------    -------------
         Net cash used in operating activities............    (5,827,239)     (7,411,293)     (16,647,930)
                                                            ------------    ------------    -------------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment.......................    (1,230,833)     (2,253,111)      (6,019,030)
Capitalized software development costs....................            --              --         (288,612)
Purchase of trademark and trade name......................            --         (40,000)              --
Purchase of licensing agreements..........................            --              --       (1,000,000)
Purchases of investments..................................   (15,820,220)    (15,738,379)    (126,218,377)
Proceeds from sale and maturity of investments............    18,520,148       9,825,000       16,975,719
Proceeds from sale of property and equipment..............            --          27,500           21,734
Business acquisition expenses, net of cash acquired.......      (787,048)       (231,468)              --
                                                            ------------    ------------    -------------
         Net cash provided by (used in) investing
           activities.....................................       682,047      (8,410,458)    (116,528,566)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable...............................     1,054,148         766,687               --
Payments on capital lease obligation......................            --        (156,776)        (209,333)
Payments on notes payable.................................      (478,631)       (706,575)        (787,475)
Proceeds from issuance of preferred stock.................            --      20,853,881       41,339,943
Proceeds from issuance of common stock....................        13,687          88,702      117,043,160
Payments received on notes receivable from stockholders...            --          16,740           63,126
                                                            ------------    ------------    -------------
         Net cash provided by financing activities........       589,204      20,862,659      157,449,421
                                                            ------------    ------------    -------------
Net increase (decrease) in cash and cash equivalents......    (4,555,988)      5,040,908       24,272,925
Cash and cash equivalents, beginning of period............     7,826,932       3,270,944        8,311,852
                                                            ------------    ------------    -------------
Cash and cash equivalents, end of period..................  $  3,270,944    $  8,311,852    $  32,584,777
                                                            ============    ============    =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest....................................  $    207,737    $    293,196    $     238,735
                                                            ============    ============    =============
Common stock issued for notes receivable..................  $     58,200    $         --    $   1,627,500
                                                            ============    ============    =============
Common stock issued for licensing agreement...............  $         --    $         --    $   7,556,208
                                                            ============    ============    =============
Conversion of preferred stock to common stock.............  $         --    $         --    $  82,771,749
                                                            ============    ============    =============

                            See accompanying notes.

                           ROSETTA INPHARMATICS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

     Rosetta Inpharmatics, Inc. was incorporated on December 19, 1996, in the state of Delaware. Rosetta is a developer of DNA microarray expression technologies and information systems for obtaining comprehensive knowledge of compound and drug target activities within any cell type, including human, animal and plant cells. Rosetta's integrated tools and consulting services consist of the analysis of proprietary DNA microarrays, a powerful, flexible informatics platform and advanced molecular biology techniques to support the needs of pharmaceutical, biotechnology and agriculture companies. Rosetta believes that its planned integrated approach to analysis of targets, toxicities and compound activities will greatly reduce the time, cost and risk inherent in the current drug discovery process by eliminating or greatly reducing its sequential nature.

     Through June 2000, Rosetta has been in the development stage and its activities have principally consisted of obtaining financing, recruiting personnel, and conducting research and development. In June 2000, Rosetta commercially released the Rosetta Resolver(TM) Gene Expression Data Analysis System. Rosetta has determined that this event marked the end of Rosetta's status as a development stage enterprise as defined by the guidance of Statement of Financial Accounting Standards No. 7, "Accounting for Development Stage Enterprises."

     Rosetta had one customer which accounted for 0%, 50% and 49% of its revenue for the years ended December 31, 1998, 1999 and 2000, respectively. This same customer accounted for 100% and 51% of Rosetta's accounts receivable balances at December 31, 1999 and 2000, respectively. The related party receivable balance at December 31, 2000, relates primarily to amounts owed to Rosetta for its proportionate share of the gross sales prices of Rosetta Resolver Gene Expression Data Analysis Systems sold to third parties.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Consolidation

     On February 22, 1999, Rosetta acquired Acacia Biosciences, Inc. ("Acacia"), a company conducting drug discovery utilizing recent advances in genome science and combinatorial chemistry. On December 22, 1999, all outstanding Acacia shares were formally liquidated as part of merging these two companies into one legal entity. The accompanying consolidated financial statements include the accounts of Rosetta as well as the accounts of Acacia during the period it continued to operate as a separate legal entity from the date of the acquisition. All significant intercompany transactions have been eliminated in consolidation for this period.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and that effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Cash and Cash Equivalents

     Rosetta generally considers all highly liquid investments with insignificant interest rate risk and with original or remaining maturities of three months or less at the date of purchase to be cash and cash

                           ROSETTA INPHARMATICS, INC.

equivalents. Cash and cash equivalents are recorded at cost, which approximates market value, and consisted of the following amounts at December 31:

                                                                1999          2000
                                                             ----------    -----------
Bank deposits..............................................  $  534,262    $   670,871
Money market account.......................................   1,001,725      4,145,144
Repurchase agreements......................................          --      4,354,000
Commercial paper...........................................   6,775,865     23,414,762
                                                             ----------    -----------
                                                             $8,311,852    $32,584,777
                                                             ==========    ===========

     Rosetta invests its cash in deposits with one financial institution that may, at times, exceed federally insured limits. Management believes that the risk of loss is minimal. To date, Rosetta has not experienced any losses related to temporary cash investments.

  Investments

     Management classifies, at the date of acquisition, its marketable securities into categories in accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Currently, Rosetta classifies its securities as available-for-sale, which are reported at fair market value with the related unrealized gains and losses included as a separate component in stockholders' equity. Realized gains and losses and declines in value of securities judged to be other than temporary are included in other income (expense). The fair value of Rosetta's investments is based on quoted market prices. The carrying value of those investments approximates their fair value. Realized and unrealized gains and losses are based on the specific identification method.

     The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in interest income. Interest and dividends on all securities are included in interest income.

     Rosetta's investments are diversified among high-credit quality securities in accordance with Rosetta's investment policy.

  Property and Equipment

     Property and equipment are recorded at cost. Disposals are removed at cost less accumulated depreciation or amortization and any gain or loss from disposition is reflected in the statement of operations in the year of disposition. Depreciation is provided over the estimated useful lives of the depreciable assets, generally three to five years, using the straight-line method. Equipment under capital leases is recorded at the present value of minimum lease payments and is amortized using the straight-line method over the shorter of the estimated useful lives of the related asset or the term of the lease. Leasehold improvements are amortized using the straight-line method over the shorter of the life of the lease or the estimated useful lives of the improvements. Additions and improvements that increase the value or extend the life of an asset are capitalized. Maintenance and repairs are expensed as incurred.

  Intangible Assets

     Intangible assets primarily include the value of technology and goodwill recorded in connection with the acquisition of Acacia in February of 1999 as well as the value ascribed to an acquired license from Oxford Gene Technology IP Limited. These intangibles are amortized over their estimated useful lives, which ranges from five years for the technology and goodwill to seven years for the acquired license from OGT.

                           ROSETTA INPHARMATICS, INC.

  Software Development Costs

     Under Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed," certain software development costs incurred subsequent to the establishment of technological feasibility are capitalized and amortized over the estimated lives of the related products, typically one year. Technological feasibility is established upon completion of a working model which in Rosetta's case was demonstrated by an initial beta shipment. The period between the achievement of technological feasibility and the general release of Rosetta's products was of short duration. As of December 31, 2000, Rosetta had capitalized costs related to this effort of approximately $289,000 which is being amortized over one year. Approximately $173,000 had been amortized during the year ended December 31, 2000. All expenditures prior to technological feasibility have been classified as research and development expenses.

  Impairment of Long-Lived Assets

     In accordance with the provisions of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", Rosetta reviews long-lived assets, including intangible assets and property and equipment for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable. In determining expected future cash flows, assets are reviewed at the lowest level for which cash flows are identifiable. Under SFAS 121, an impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition are less than its carrying amount. An impairment loss would be measured by comparing the fair value of the impaired asset to its carrying value. An impairment loss would be recognized for the excess of the carrying value over an asset's fair value.

  Fair Value of Financial Instruments

     Rosetta's financial instruments, including cash and cash equivalents, investments, accounts receivable, accounts payable and the capital lease obligations, are carried at cost, which management of Rosetta believes approximates fair value. Rosetta's short-term financial instruments approximate fair value due to their relatively short maturities or the frequency at which interest rates reset to current market rates. The carrying value of Rosetta's long-term financial instruments approximate fair value as the interest rates approximate current market rates of similar debt or investments.

  Revenue Recognition

     Revenue from grants and development activities under collaboration agreements are recorded in the period in which the services are performed. These revenues are recognized by the percentage-of-completion method. Revenues recognized are limited to amounts due under collaborations or research contracts. Revenues from grants and customer sponsored research and development contracts are not refundable if the research efforts are not successful. Direct costs associated with these contracts and grants are reported as research and development expenses. Deferred revenue is recorded when funds are received in advance of the services to be performed.

     Sales of certain equipment to collaboration partners are included in revenue from collaboration agreements in the consolidated statements of operations and the resulting costs are included in research and development expenses.

     Revenue from the license of software products under software license agreements and from the delivery of maintenance services on Rosetta's products are accounted for under Statement of Position 97-2, "Software Revenue Recognition," and are reported as product revenues in the statement of operations.

                           ROSETTA INPHARMATICS, INC.

When contracts contain multiple elements, and vendor specific objective evidence exists for all undelivered elements, Rosetta accounts for the delivered elements in accordance with the "Residual Method" prescribed by Statement of Position 98-9, "Modification of SOP 97-2, Software Revenue Recognition, with Respect to Certain Transactions." License revenues are recognized when persuasive evidence of an arrangement exists, the fee is fixed and determinable, collectibility is probable, and delivery and customer acceptance, if required under the terms of the license agreement of the software products, have occurred. Maintenance services consist of technical support, including telephone consultation, problem resolution and software updates. Customers are typically billed for maintenance services in advance for the term of the maintenance agreement, and revenue is recognized on a straight-line basis over the term of the agreement, generally one year. Unearned maintenance fees are classified as deferred revenue.

     In circumstances where Rosetta has established vendor specific objective evidence of the undelivered elements, the difference between the total value and the amount deferred for the undelivered elements is recognized as revenue related to the delivered elements. In the event that vendor specific evidence does not exist and all elements other than the post-contract customer support have been delivered, revenues for the entire arrangement are recognized ratably over the contractual post contract customer support period.

  Research and Development Expenditures

     Research and development expenses consist of costs incurred for Rosetta-sponsored as well as collaborative research and development activities. These costs include direct and research-related overhead expenses, and are expensed as incurred. Costs to acquire technologies which are utilized in research and development and which have no alternative future use are expensed when incurred. Research and development expenses under government grants approximate the revenue recognized under such agreements.

  Income Taxes

     Deferred tax assets and liabilities are recorded under the liability method of accounting. Under the liability method, deferred taxes are determined based on the differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period, increased or decreased by the change in deferred tax assets and liabilities during the period.

  Patent Costs

     Costs related to filing and pursuing patent applications are expensed as incurred, as recoverability of such expenditures is uncertain.

  Stock Purchase Warrants

     The fair value of stock purchase warrants is determined using the Black-Scholes option pricing model. The fair value of warrants issued in connection with preferred stock financings has been recorded by offsetting charges and credits to additional paid-in capital. The fair value of warrants issued in connection with equipment and line of credit financings are capitalized and amortized over the period of the financing agreement.

                           ROSETTA INPHARMATICS, INC.

  Stock-based Compensation

     Rosetta accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and complies with the disclosure provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." Under APB No. 25, compensation expense is based on the difference, if any, on the date of the grant, between the fair value of Rosetta's stock and the exercise price of the option. Unearned compensation is being amortized on an accelerated basis using the method prescribed in Financial Accounting Standards Board Interpretation No. 28 over the vesting period of the individual options.

     Rosetta accounts for equity instruments issued to non-employees in accordance with the provisions of SFAS No. 123 and EITF 96-18. Compensation expense related to equity instruments issued to nonemployees is recognized as the equity instruments vest. At each reporting date, Rosetta revalues the compensation. As a result, stock-based compensation expense related to equity instruments issued to nonemployees will fluctuate as the fair value of Rosetta's common stock fluctuates.

  Comprehensive Income

     Rosetta has adopted the provisions of Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," effective January 1, 1998. SFAS No. 130 requires the disclosure of comprehensive income and its components in a full set of general-purpose financial statements. Comprehensive income is the change in equity from transactions and other events and circumstances other than those resulting from investments by owners and distributions to owners. SFAS No. 130 had no material impact on Rosetta and, accordingly, a separate statement of comprehensive income has not been presented.

  Segment Reporting

     Effective in January 1998, Rosetta adopted Statement of Financial Accounting Standards No. 131, "Disclosure about Segments of an Enterprise and Related Information." SFAS No. 131 establishes annual and interim reporting standards for an enterprise's operating segments and related disclosures about its products, services, geographic areas and major customers. Rosetta has determined that it operates in a single segment.

  Net Loss Per Share

     Basic and diluted net loss per share has been computed using the weighted-average number of shares of common stock outstanding during the period, less the weighted-average number of unvested shares of common stock issued that are subject to repurchase. Rosetta has excluded all convertible preferred stock, warrants to purchase convertible preferred stock, outstanding options and warrants to purchase common stock and common stock subject to repurchase from the calculation of diluted net loss per share, as such securities are antidilutive for all periods presented.

                           ROSETTA INPHARMATICS, INC.

     The following table presents the calculation of basic and diluted net loss per share:

                                                     YEARS ENDED DECEMBER 31,
                                            -------------------------------------------
                                               1998            1999            2000
                                            -----------    ------------    ------------
NET LOSS..................................  $(7,112,218)   $(20,314,243)   $(32,701,731)
Deemed dividend upon issuance of
  convertible preferred stock.............           --              --      (7,285,500)
                                            -----------    ------------    ------------
Net loss attributable to common
  stockholders............................  $(7,112,218)   $(20,314,243)   $(39,987,231)
                                            ===========    ============    ============
Basic and diluted
  Weighted-average shares of common stock
     used in computing basic and diluted
     net loss per share...................    1,344,007       4,030,103      16,009,903
  Basic and diluted net loss per share....  $     (5.29)   $      (5.04)   $      (2.50)
                                            ===========    ============    ============
Antidilutive securities not included in
  diluted net loss per share calculation
  Convertible preferred stock.............    4,462,500      10,154,964              --
  Options to purchase common stock........    1,092,500       2,089,184       2,619,867
  Warrants to purchase common stock.......      250,000         891,636         120,501
  Warrants to purchase Series A preferred
     stock................................      255,408         255,408              --
  Warrants to purchase Series B preferred
     stock................................           --         134,596              --
  Warrants to purchase Series C preferred
     stock................................           --          54,949              --
  Unvested shares of common stock subject
     to repurchase........................    1,075,186         371,459         560,558
                                            -----------    ------------    ------------
                                              7,135,594      13,952,196       3,300,926
                                            ===========    ============    ============

  Recent Accounting Pronouncements

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Financial Instruments and for Hedging Activities," which provides a comprehensive and consistent standard for the recognition and measurement of derivatives and hedging activities. SFAS 133 is effective for fiscal years beginning after June 15, 2000, and is not anticipated to have a material impact on Rosetta's results of operations or financial condition when adopted as Rosetta holds no derivative financial instruments and does not currently engage in hedging activities.

     In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, "Revenue Recognition," which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. SAB 101 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosures related to revenue recognition policies. The implementation date of SAB 101 is required no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. Management believes that Rosetta's revenue recognition practices are in conformity with the guidelines of SAB 101.

     In March 2000, the Financial Accounting Standards Board issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion

                           ROSETTA INPHARMATICS, INC.

No. 25," which provides clarification of issues included within Opinion 25. The adoption of FIN 44 did not result in material changes to Rosetta's reported results of operations or financial position in 2000.

3. BUSINESS ACQUISITION

     On February 22, 1999, Rosetta acquired Acacia, a company conducting drug discovery utilizing recent advances in genome science and combinatorial chemistry. Under the Agreement and Plan of Reorganization, Rosetta issued a total of 1,387,298 shares of Series B preferred stock, warrants to acquire an additional 134,596 shares of Series B preferred stock, 2,300,071 shares of common stock and warrants to purchase an additional 33,339 shares of common stock in exchange for all of Acacia's outstanding capital stock. Pursuant to the Agreement, ten percent (10%) of the preferred and common shares were issued and placed in escrow to cover normal representations and warranties at the acquisition date. Consistent with APB 16, these shares were measured and recorded on the acquisition date. In addition, all outstanding stock options to purchase Acacia common stock were replaced with options to purchase 937,169 shares of common stock. All outstanding vested options were replaced with fully vested options to purchase 383,969 shares of common stock. The value of these options has been included in the purchase price of Acacia. Unvested employee stock options of Acacia in the amount of 553,200 were cancelled and the Acacia employees holding options were granted new unvested options in Rosetta, which vest over 48 months, based on continued employment. The intrinsic value of these new unvested options is being amortized over 48 months in a manner consistent with the accelerated method described in FIN No. 28.

     The acquisition was accounted for under the purchase method. The purchase price of $13,365,231 has been allocated to the assets acquired and liabilities assumed by Rosetta based on their fair values at the date of acquisition.

     The allocation of the purchase price is summarized as follows:

Book value of net assets acquired at cost...................  $   153,145
Fair value adjustments
  Fair value of purchased technology........................    9,443,000
  Fair value of licensing agreements........................      500,000
  Fair value of assembled workforce.........................    1,298,571
                                                              -----------
Fair value of net assets acquired...........................   11,394,716
                                                              -----------
Purchase price
  Cash......................................................      750,000
  Fair value of shares, warrants and options issued.........   12,301,855
  Acquisition costs.........................................      313,376
                                                              -----------
                                                               13,365,231
Excess of purchase price over net assets acquired, allocated to goodwill...............................................  $ 1,970,515
                                                              ===========

     The purchased technology, goodwill and licensing agreements are being amortized over their estimated useful lives of five years and the assembled workforce is being amortized over its estimated useful life of one to three years.

     The following unaudited pro forma information shows the results of Rosetta for the years ended December 31, 1998 and 1999, as if the acquisition of Acacia had occurred on January 1, 1998. The pro forma information includes adjustments relating to the effect of amortizing goodwill and other intangible assets acquired, and assumes that Rosetta's preferred and common shares issued in conjunction with the acquisition were outstanding as of January 1, 1998. The pro forma results of operations are unaudited, have been prepared for comparative purposes only and do not purport to indicate the results of operations

                           ROSETTA INPHARMATICS, INC.

which would actually have occurred had the acquisition been in effect on the date indicated, or which may occur in the future:

                                                              1998            1999
                                                          ------------    ------------
Revenue.................................................  $  1,258,158    $  1,233,447
                                                          ============    ============
Net loss................................................  $(14,318,883)   $(20,855,499)
                                                          ============    ============
Basic and diluted net loss per share:...................  $      (3.93)   $      (4.78)
                                                          ============    ============

4. INVESTMENTS

     The following is a summary of investments at December 31:

                                                              1999            2000
                                                           -----------    ------------
Commercial paper.........................................  $ 6,057,492    $ 50,106,121
Market auction preferreds................................    3,500,000      13,350,000
Government securities....................................           --       6,233,940
Corporate notes..........................................    1,394,004      51,214,968
                                                           -----------    ------------
                                                           $10,951,496    $120,905,029
                                                           ===========    ============

     The amortized costs of available-for-sale securities approximated their fair values at both December 31, 1999 and 2000. Proceeds from the sale of investments were $1,509,293, $2,404,105 and $4,997,620 for the years ended December 31, 1998, 1999 and 2000, respectively. For the years ended December 31, 1998, 1999 and 2000, there were no realized gains or losses on sales of securities. At December 31, 1999 and 2000, all investments either had contractual maturities of less than two years or were redeemable at par value each month.

5. PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following at December 31:

                                                               1999           2000
                                                            -----------    -----------
Computer equipment........................................  $ 1,877,724    $ 4,613,918
Lab and technology development equipment..................    2,465,862      3,302,233
Office equipment, furniture and fixtures..................      293,795        790,060
Leasehold improvements....................................      833,266      2,591,569
                                                            -----------    -----------
                                                              5,470,647     11,297,780
Less: accumulated depreciation and amortization...........   (1,361,488)    (3,400,289)
                                                            -----------    -----------
                                                            $ 4,109,159    $ 7,897,491
                                                            ===========    ===========

     Certain of the computer equipment and lab equipment acquired from Acacia listed above at December 31, 1999 and 2000, represent assets under a capital lease in the net amount of $364,729. Accumulated amortization related to these leased assets was $112,567 and $234,323 at December 31, 1999 and 2000.

                           ROSETTA INPHARMATICS, INC.

6. INTANGIBLE ASSETS

     Intangible assets consisted of the following at December 31:

                                                               1999           2000
                                                            -----------    -----------
Purchased technology......................................  $ 9,443,000    $ 9,443,000
Licensing agreements......................................      500,000      8,802,155
Goodwill..................................................    1,970,515      1,970,515
Assembled workforce.......................................    1,298,571      1,298,571
Trademarks and trade names................................       40,000         40,000
                                                            -----------    -----------
                                                             13,252,086     21,554,241
Less: accumulated amortization............................   (2,754,377)    (6,289,157)
                                                            -----------    -----------
                                                            $10,497,709    $15,265,084
                                                            ===========    ===========

7. ACCRUED LIABILITIES

     Accrued liabilities consisted of the following at December 31:

                                                                1999         2000
                                                              --------    ----------
Accrued legal and accounting fees...........................  $     --    $  315,571
Deferred compensation.......................................   177,019     1,437,421
Other accrued liabilities...................................    42,129       703,659
                                                              --------    ----------
                                                              $219,148    $2,456,651
                                                              ========    ==========

8. NOTES PAYABLE

     In 1997 and as amended in 1998 and 1999, Rosetta entered into an equipment financing arrangement with a finance company to provide equipment financing up to an aggregate amount of $3.3 million. Each separate financing agreement under this arrangement has a term of 48 months with interest rates ranging from 12.2% to 12.8%, and is collateralized by the related equipment. The financing arrangement includes a provision that in the event that the unrestricted cash balance of Rosetta falls below certain levels (as defined in the arrangement), Rosetta may be required to set aside restricted cash as additional collateral. At December 31, 2000, the unrestricted cash balance requirement was $2.0 million. No cash was required to be restricted under this provision as of December 31, 1999 or 2000.

     At December 31, 1999 and 2000, $2,017,102 and $1,242,839, respectively, was payable under these equipment financing agreements. In connection with the equipment financing agreements, Rosetta issued two six-year warrants to purchase 9,375 and 8,918 shares of Series A Preferred Stock at exercise prices of $4.00 and $4.25 per share in 1997 and 1998, respectively. These warrants were exercised through a cashless exercise in 2000 resulting in the issuance of 12,906 shares.

     At December 31, 2000, Rosetta has a $750,000 line of credit with a bank which bears interest at prime plus 2% (11.5% at December 31, 2000) and will expire in June 2001. The amount available under the line of credit is reduced by any outstanding letters of credit. As of December 31, 2000, Rosetta had one outstanding letter of credit in the amount of $375,000 related to its office facility lease. At December 31, 1999 and 2000, $13,212 and $0, respectively, was payable under the line of credit agreement with the bank.

                           ROSETTA INPHARMATICS, INC.

     The aggregate amount of required principal payments under the equipment financing arrangement and the line of credit as of December 31, 2000, are as follows:

Years Ending December 31,
  2001......................................................  $  754,475
  2002......................................................     366,998
  2003......................................................     121,366
                                                              ----------
                                                               1,242,839
Less: current portion                                           (754,475)
                                                              ----------
                                                              $  488,364
                                                              ==========

9. CAPITAL LEASE

     In connection with the acquisition of Acacia in February 1999, Rosetta assumed a capital lease obligation of Acacia. The remainder of the capital lease obligation is to be repaid over 26 months from the date of the acquisition through April 2001 and is collateralized by the related equipment. Upon completing the lease term, Rosetta has the option to purchase the equipment for 12% of the original purchase price or extend the lease term for 12 months, after which Rosetta will have title to the equipment. Future minimum lease payments under the terms of the lease are $150,340 in 2001, of which $4,586 represents imputed interest.

10. INCOME TAXES

     At December 31, 1999 and 2000, Rosetta had net operating loss carryforwards of approximately $27.7 and $45.0 million, respectively, which begin to expire in 2013. Utilization of approximately $660,000 of these net operating loss carryforwards is subject to the "change of ownership" provisions under Section 382 of the Internal Revenue Code. During 1997, Rosetta experienced ownership changes as defined by the Internal Revenue Code. Accordingly, Rosetta's use of losses incurred through the date of any ownership changes will be limited during the carryforward period, which may result in the expiration of a portion of the net operating losses before utilization. In connection with Rosetta's acquisition of Acacia, Rosetta acquired Acacia's net operating losses of approximately $7.8 million which begin to expire in 2010. Utilization of the entire Acacia net operating losses will be subject to the limitations imposed by
Section 382 of the Internal Revenue Code.

     The difference between the income tax benefit in the statements of operations and the amount calculated based on the statutory federal tax rate of 34% and the state apportioned rate, net of the federal tax benefit, is primarily due to the increase in the deferred tax valuation allowance.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Rosetta has placed a valuation allowance against the excess of its deferred tax assets over taxable temporary differences, which will reverse in the carryforward period due to the uncertainty surrounding the ultimate realization of such assets. Management evaluates, on a quarterly basis, the recoverability of the deferred tax asset and the amount of the valuation allowance. At such time as it is determined that it is more likely than not that the deferred tax assets are realizable, the valuation allowance will be reduced.

                           ROSETTA INPHARMATICS, INC.

     The effects of temporary differences and carryforwards that give rise to deferred tax assets and liabilities are as follows at December 31:

                                                               1999           2000
                                                            -----------    -----------
Deferred tax assets
  Net operating loss carryforwards........................  $ 8,311,922    $15,289,933
  Deferred revenue........................................    1,553,029      1,740,412
  Research and experimentation credit.....................      378,669        378,669
  Other...................................................       30,630        332,572
                                                            -----------    -----------
                                                             10,274,250     17,741,586
                                                            -----------    -----------
Deferred tax liabilities
  Intangible assets (other than goodwill).................   (3,033,240)    (2,101,117)
  Depreciation............................................     (240,497)        (3,730)
  Other...................................................           --        (39,304)
                                                            -----------    -----------
                                                             (3,273,737)    (2,144,151)
                                                            -----------    -----------
                                                              7,000,513     15,597,435
Less: valuation allowance.................................   (7,000,513)   (15,597,435)
                                                            -----------    -----------
                                                                     --             --
                                                            ===========    ===========

11. COMMITMENTS AND CONTINGENCIES

  Operating Leases

     Rosetta leases its facilities under non-cancelable operating leases expiring through July 2006. Rosetta pays taxes, insurance, normal maintenance and certain other operating expenses. As a condition for one of the leases, Rosetta was required to issue a stand-by letter of credit in the amount of $375,000. To date, no portion of the letter of credit has been utilized. At December 31, 2000, future rental payments due under the leases for the remainder of the lease terms are as follows:

Years Ending December 31,
  2001......................................................  $1,207,037
  2002......................................................     873,247
  2003......................................................     256,363
  2004......................................................     201,994
  2005......................................................     209,271
Thereafter..................................................      17,490
                                                              ----------
                                                              $2,765,402
                                                              ==========

     Rent expense incurred under operating leases for the years ended December 31, 1998, 1999 and 2000, was approximately $410,000, $677,000 and $976,000, respectively.

  Purchase Commitments

     In May 2000, Rosetta entered into a supply agreement with Agilent Technologies, Inc. that obligates Rosetta to purchase, and Agilent to supply, DNA microarrays. The agreement has a three-year term and may be extended for additional one-year periods. Rosetta's current purchase forecast for DNA microarrays during 2001 is approximately $14.7 million. Our purchase obligations under this agreement may be reduced or increased if we provide revised forecasts to Agilent or if the parties otherwise agree during

                           ROSETTA INPHARMATICS, INC.

semiannual performance review meetings. In connection with this agreement, Agilent has paid Rosetta $3.0 million for the transfer of know how and technology related to Rosetta's inkjet technology. The agreement may be terminated at any time by mutual consent of the parties and either of the parties may terminate the agreement prior to the end of the three-year term upon material breach of the agreement or upon bankruptcy of the other party.

     Rosetta currently purchases the majority of its DNA microarrays from one vendor. These DNA arrays are integral to the operations of Rosetta in its research and development efforts. Failure to obtain these DNA microarrays when required could negatively impact Rosetta's operating results until an alternative supply source is established. Because of the required patents necessary to manufacture such arrays, there can be no assurance that such arrays would be available and on comparable terms.

12. CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)

     The authorized capital stock of Rosetta consists of 75,000,000 shares of common stock, $0.001 par value per share and 5,000,000 shares of preferred stock, $0.001 par value per share. In March and August 2000, the Certificate of Incorporation was amended to change the authorized amount of common and preferred stock. Accordingly, the disclosures in the financial statements and related notes have been adjusted to reflect the August 2000 amendment to the Certificate of Incorporation.

  Convertible Preferred Stock

     At December 31, 1999, preferred stock consisted of the following:

                                           SHARES                      COMMON STOCK
                             SHARES      ISSUED AND      RECORDED      RESERVED FOR    LIQUIDATION
                           DESIGNATED    OUTSTANDING      AMOUNT        CONVERSION     PREFERENCE
                           ----------    -----------    -----------    ------------    -----------
Series
  A......................   6,225,000     4,462,500     $17,001,491      4,462,500     $17,850,000
  B .....................   1,600,000     1,387,298       5,549,192      1,387,298       5,549,192
  C .....................   2,750,000     2,019,452       6,917,880      2,019,452       9,087,534
  D......................   2,285,714     2,285,714      11,963,243      2,285,714      11,999,999
                           ----------    ----------     -----------     ----------     -----------
                           12,860,714    10,154,964     $41,431,806     10,154,964     $44,486,725
                           ==========    ==========     ===========     ==========     ===========

     Effective March 15, 2000, Rosetta issued 4,442,378 shares of its Series E preferred stock at a price of $9.36 for total proceeds to Rosetta of $41,580,667. The rights and preferences of Series E preferred stock are substantially the same as the rights and preferences of Series A through D preferred stock. In connection with the issuance of the Series E preferred stock and in accordance with a commission agreement, Rosetta paid $250,000 and issued warrants to purchase 26,709 shares of Series E preferred stock at $9.36 per share to a member of its Board of Directors for providing sources of equity financing. The Series E preferred stock is convertible into common stock at a conversion price of $9.36 per share. At the date of issuance of the Series E preferred stock, Rosetta believed the per share price of $9.36 represented the fair value of the preferred stock and was in excess of the fair value of its common stock. Subsequent to the commencement of Rosetta's initial public offering process, Rosetta reevaluated the fair market value of its common stock as of March 2000 and determined it to be $11.00 per share. Pursuant to EITF 98-5, the incremental fair value is deemed to be the equivalent of a preferred stock dividend. Rosetta recorded the deemed dividend at the date of issuance by offsetting charges and credits to additional paid-in capital, without any effect on total stockholders' equity. The amount increased the loss allocable to common stockholders in the calculation of basic net loss per share for the three months ended March 31, 2000.

                           ROSETTA INPHARMATICS, INC.

     During 2000 several warrant holders exercised warrants to purchase 21,270 shares of preferred stock, resulting in net proceeds to Rosetta of $33,456. Upon the closing of Rosetta's initial public offering on August 8, 2000, all outstanding shares of preferred stock converted into 14,618,612 shares of common stock.

     Preferred stock may be issued in one or more series, each with such designations, preferences, rights, qualifications, limitations and restrictions as the Board of Directors of Rosetta may determine at the time of issuance. As a result of the amendment to the Certificate of Incorporation in August 2000, the number of shares authorized for preferred stock was decreased from 18,000,000 to 5,000,000.

  Common Stock

     Common stock issued to founders of Rosetta generally vests over four years, with 12.50% of the shares vesting six months from the date of grant, and on a monthly, pro rata basis thereafter. As part of the capitalization of Rosetta, founders of Rosetta purchased 2,031,335 shares of common stock, of which 50,681 shares are unvested at December 31, 2000, and remain subject to repurchase at the original issuance price ($0.034 per share) in the event of termination of employment or services to Rosetta. Rosetta has repurchased 147,494 shares in accordance with these rights. Options for 509,877 shares of common stock have been exercised as of December 31, 2000, which are subject to repurchase by Rosetta at the weighted-average exercise price of $1.33 per share. Pursuant to SFAS 123 and EITF 96-18, Rosetta recognizes stock compensation expense for founder shares that have been issued to nonemployees and that are subject to performance criteria. As the common stock vests, Rosetta remeasures the compensation based on the then-existing fair value of its common stock; consequently, the amount of deferred compensation and compensation expense will vary based upon changes in the fair value of Rosetta's common stock. For the years ended December 31, 1998, 1999 and 2000, Rosetta recognized stock compensation for restricted founder shares held by nonemployees in the amounts of $394,940, $1,473,923 and $20,505, respectively.

     In connection with certain license agreements entered into by Rosetta in 1997, Rosetta issued 442,000 and 30,000 shares of common stock in 1997 and 1999, respectively.

     As a result of the March 2000 amendment to the Certificate of Incorporation, the number of shares of common stock authorized was increased to 40,000,000 from 36,000,000. In August 2000, the Board of Directors increased the authorized shares of common stock from 40,000,000 to 75,000,000.

     On August 3, 2000, Rosetta completed an initial public offering of its common stock pursuant to a registration statement on Form S-1 that was declared effective by the SEC on August 2, 2000. All 7,200,000 shares of common stock offered in the final prospectus, as well as an additional 1,080,000 shares of common stock subject to the underwriters' over-allotment option that was exercised on August 28, 2000, were sold at a price per share of $14.00. The aggregate gross proceeds of the shares offered and sold was $115,920,000. Expenses related to the offering, including underwriters' discounts and commissions of $8,114,400, were $9,575,915.

     Concurrent with the closing of the initial public offering, Rosetta sold to Agilent 714,285 shares of its unregistered common stock at $14.00 per share, which generated cash proceeds of $10.0 million.

  Warrants

     In connection with the 1997 Series A preferred stock financing, Rosetta issued warrants to purchase 228,751 shares of Series A convertible preferred stock for $4.00 per share and 250,000 shares of common stock for $0.05 per share, subject to adjustment (as defined in the warrant agreement). The value ascribed to these warrants was $686,303 and $91,548, respectively. A portion of these warrants were exercised through a cashless exercise in 2000 resulting in the issuance of 368,861 shares of common stock. The

                           ROSETTA INPHARMATICS, INC.

remainder of the warrants were exercised via cash consideration resulting in the issuance of 78,125 shares of common stock and proceeds to Rosetta of $3,906. As part of the exercise of the warrants to purchase 250,000 shares of common stock, certain of Rosetta's founders were required to contribute back to Rosetta 200,000 shares of common stock at their original issuance price.

     In connection with the 1999 Series C preferred stock financing, Rosetta issued warrants to purchase 54,949 shares of Series C convertible preferred stock for $4.50 per share. The value ascribed to these warrants was $184,396. Also in connection with the Series C financing, Rosetta issued warrants to purchase 608,297 shares of common stock for $0.45 per share. The value ascribed to these warrants was $2,535,326. The net proceeds of the convertible Series C preferred stock financing were allocated between Series C convertible preferred stock and additional paid-in capital based on the relative fair values of the Series C preferred stock and the common stock warrants. A portion of these warrants were exercised through a cashless exercise in 2000 resulting in the issuance of 521,896 shares of common stock. The remainder of the warrants were exercised via cash consideration resulting in the issuance of 117,141 shares of common stock and proceeds to Rosetta of $52,713.

     In connection with the 2000 Series E preferred stock financing, Rosetta issued warrants to purchase 26,709 shares of Series E convertible preferred stock for $9.36 per share. These warrants were exercised via a cashless exercise resulting in the issuance of 18,198 shares of common stock.

     All outstanding warrants to purchase preferred stock converted to warrants to purchase common stock upon the closing of Rosetta's initial public offering.

     At December 31, 2000, there were outstanding warrants to purchase 120,501 shares of common stock having exercise prices ranging from $4.54 to $6.21. The fair values of these warrants on their grant date ranged from $0.43 to $1.72. These warrants expire in 2001 through 2003.

13. STOCK-BASED COMPENSATION

     In 1997, Rosetta approved the 1997 Stock Plan for employees, directors, consultants and independent contractors under which 3,107,825 shares of common stock were reserved. In November 1999, the number of shares reserved under the plan was increased to 5,286,913. Pursuant to the Plan, the Board of Directors has the ability to grant nonqualified and incentive stock options and to establish the vesting period, exercise price and expiration period of all options. Options generally vest over a four-year period and expire ten years from the date of grant. Certain options have been granted that are immediately exercisable, subject to Rosetta's right of repurchase, which expires over a four-year vesting period.

     In March 2000, Rosetta's Board of Directors adopted the 2000 Stock Plan. The 2000 Stock Plan provides for the grant of incentive stock options to employees (including officers and employee directors) and for the grant of nonstatutory stock options to employees, officers, directors (including nonemployee directors) and consultants. A total of 5,286,913 shares of Rosetta's common stock have been reserved for issuance under the 2000 Stock Plan. Options have a maximum term of 10 years and vest according to schedules as determined by the Board of Directors. The exercise price of options issued as incentive stock options must be at least equal to the fair market value of Rosetta's common stock on the issuance date. The exercise price of each non-statutory stock option granted under this plan must equal at least 85% of the fair market value of Rosetta common stock on the date of grant.

     In March 2000, Rosetta's Board of Directors adopted the 2000 Director's Stock Option Plan. Under the terms of the Director's Plan, each existing nonemployee director received an option to purchase 25,000 shares of common stock upon the effective date of this plan, August 2000. Each new nonemployee who becomes a director after the effective date of this plan will also be entitled to receive an option to purchase 25,000 shares of common stock. Options issued are subject to monthly vesting requirements over 48 months. The Director's Plan also provides for annual grants of options to purchase 5,000 shares of

                           ROSETTA INPHARMATICS, INC.

common stock to each nonemployee director who has served on Rosetta's Board of Directors for at least six months. These annual grants become exercisable in full on the fourth anniversary date of the grant. Options issued under the Director's Plan will have a maximum term of 10 years. A total of 600,000 shares of Rosetta's common stock has been reserved for issuance under the Director's Plan.

     In March 2000, Rosetta's Board of Directors adopted the 2000 Employee Stock Purchase Plan. The Purchase Plan allows all eligible employees to participate by purchasing Rosetta's common stock using a uniform percentage of compensation at a discount allowed under guidelines issued by the Internal Revenue Service. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code. A total of 350,000 shares of Rosetta's common stock has been reserved for issuance under the Purchase Plan. Each year, the number of shares reserved under the Purchase Plan will be increased by the lesser of (1) 350,000 shares; (2) 1.4% of Rosetta's outstanding common stock on the last day of the immediately preceding fiscal year; (3) or an amount as determined by the Board of Directors. The Purchase Plan will be implemented by a series of offering periods of approximately 24 months' duration, with new offering periods (other than the first offering period) commencing on February 1 and August 1 of each year. Each offering period will consist of consecutive purchase periods of approximately six months' duration. At the end of each purchase period an automatic purchase will be made for participants. The initial offering period commenced on August 2, 2000, and will end on July 31, 2002. No purchases were made under the Purchase Plan in 2000.

     Option activity, including all stock option plans, for the period from December 31, 1997, to December 31, 2000, is as follows:

                                                                          OPTIONS OUTSTANDING
                                                                      ----------------------------
                                                          SHARES                      WEIGHTED-
                                                        AVAILABLE       NUMBER         AVERAGE
                                                        FOR GRANT     OF SHARES     EXERCISE PRICE
                                                        ----------    ----------    --------------
Balances, December 31, 1997...........................   2,239,825       868,000        $0.40
  Options granted.....................................    (449,500)      449,500        $0.40
  Options exercised...................................          --      (179,713)       $0.40
  Options cancelled...................................      47,787       (47,787)       $0.40
                                                        ----------    ----------        -----
Balances, December 31, 1998...........................   1,838,112     1,090,000        $0.40
  Additional shares reserved..........................   2,179,088            --
  Options granted.....................................  (1,499,098)    1,499,098        $0.42
  Options exercised...................................          --      (221,756)       $0.40
  Options cancelled...................................     282,658      (282,658)       $0.40
                                                        ----------    ----------        -----
Balances, December 31, 1999...........................   2,800,760     2,084,684        $0.41
  Additional shares reserved..........................   5,886,913            --           --
  Options granted.....................................  (2,335,450)    2,335,450        $6.73
  Options exercised...................................          --    (1,651,979)       $1.33
  Options cancelled...................................     148,288      (148,288)       $4.82
                                                        ----------    ----------        -----
Balances, December 31, 2000...........................   6,500,511     2,619,867        $5.21
                                                        ==========    ==========

                           ROSETTA INPHARMATICS, INC.

     The following table summarizes information about options outstanding at December 31, 2000 as follows:

                    OPTIONS OUTSTANDING                       OPTIONS EXERCISEABLE
-----------------------------------------------------------   ---------------------
                                   WEIGHTED-
                                    AVERAGE       WEIGHTED-               WEIGHTED-
                                   REMAINING       AVERAGE                 AVERAGE
RANGE OF EXERCISE    NUMBER       CONTRACTUAL     EXERCISE     NUMBER     EXERCISE
     PRICES         OF SHARES   LIFE (IN YEARS)     PRICE     OF SHARES     PRICE
-----------------   ---------   ---------------   ---------   ---------   ---------
$ 0.40 - $ 0.53       699,897        7.70          $ 0.42       699,897     $0.42
  2.88 -   5.25     1,401,470        9.16            3.60     1,401,470      3.60
 10.00 -  14.00       314,500        9.58           11.91            --        --
 16.00 -  20.88        67,000        9.98           16.80            --        --
 22.06 -  27.89       137,000        9.79           25.15            --        --
                    ---------                                 ---------
                    2,619,867        8.87          $ 5.21     2,101,367     $2.54
                    =========                                 =========

     The following table presents net loss and per share amounts as if Rosetta accounted for compensation expense related to stock options and the employee stock purchase plan under the fair value method prescribed by SFAS No. 123 for the years ended December 31:

                                                     YEARS ENDED DECEMBER 31,
                                            -------------------------------------------
                                               1998            1999            2000
                                            -----------    ------------    ------------
As reported
  Net loss attributable to common
     stockholders.........................  $(7,112,218)   $(20,314,243)   $(39,987,231)
  Net loss per share, basic and diluted...  $     (5.29)   $      (5.04)   $      (2.50)
Pro forma
  Net loss attributable to common
     stockholders.........................  $(7,153,231)   $(20,477,286)   $(42,830,668)
  Net loss per share, basic and diluted...  $     (5.32)   $      (5.08)   $      (2.68)

     For the SFAS No. 123 pro forma disclosure, the fair value of each option granted through August 1, 2000, was estimated on the date of grant using the minimum value method and the fair value of each option granted from August 2, 2000, through December 31, 2000, was estimated on the date of grant using the Black-Scholes option-pricing model, with the following weighted-average assumptions:

                                                            YEARS ENDED DECEMBER 31,
                                                          -----------------------------
                                                           1998       1999       2000
                                                          -------    -------    -------
Risk-free interest rate.................................   5.00%      5.20%      6.36%
Expected lives..........................................  5 years    5 years    5 years
Expected dividends......................................   None       None       None
Expected volatility.....................................    65%        65%        65%

     For the purpose of valuing stock-based compensation associated with the employee stock purchase plan, we used the following weighted-average assumptions: risk-free interest rate of 5.49%, expected lives of two years, no expected dividends and expected volatility of 65%.

                           ROSETTA INPHARMATICS, INC.

     The following table summarizes the weighted-average fair values of stock options granted for the years ended December 31:

                                                              1998     1999      2000
                                                              -----    -----    ------
Weighted-average fair values of options granted whose
  exercise price was equal to the fair value of the stock on
  the date of grant.........................................  $  --    $  --    $11.26
Weighted-average fair values of options granted whose
  exercise price was less than the fair value of the stock
  on the date of grant......................................  $1.20    $2.99    $ 7.56

  Deferred Stock Compensation

     During 1998, 1999 and 2000, Rosetta granted stock options to certain employees under the 1997 Stock Plan with exercise prices below the fair value of Rosetta's common stock at the date of grant. In accordance with the requirements of APB 25, Rosetta has recorded deferred stock compensation for the difference between the exercise price of the stock options and the fair value of Rosetta's common stock at the date of grant. This deferred stock compensation is amortized to expense over the period during which the options or common stock subject to repurchase vest, generally four years, using an accelerated method as described in FIN No. 28. Rosetta recorded deferred stock compensation related to these options in the amounts of $365,669, $2,845,970 and $12,278,889 for the years ended December 31, 1998, 1999 and 2000, respectively. Amortization of this deferred stock compensation amounted to $104,955, $1,420,245 and $7,711,820 for the years ended December 31, 1998, 1999 and 2000, respectively.

     During 1998, 1999 and 2000, Rosetta granted stock options to certain consultants and other third parties. Rosetta has recorded deferred stock compensation using the fair value method calculated using the Black-Scholes option pricing model and is amortizing the deferred stock compensation over the vesting or performance period using the accelerated method discussed above. Rosetta recorded deferred stock compensation related to these options in the amounts of $185,623, $1,110,205, and $1,119,022 for the years ended December 31, 1998, 1999 and 2000, respectively. Amortization of this deferred stock compensation amounted to $80,669, $677,461 and $1,665,528 for the years ended December 31, 1998, 1999 and 2000, respectively.

14. 401(k) PLAN

     Rosetta maintains a 401(k) plan that covers all employees who satisfy certain eligibility requirements relating to minimum age, length of service and hours worked. Under the Plan, eligible employees may make pretax elective contributions of up to 25% of their compensation, subject to maximum limits on contributions prescribed by law. Under the profit-sharing portion of the Plan, Rosetta may make an annual contribution for the benefit of eligible employees in an amount determined by the Board of Directors. Rosetta has not made any such contribution through December 31, 2000.

15. LICENSE AGREEMENTS

     In September 1997, Rosetta entered into a license agreement with the University of Washington. The University of Washington granted Rosetta an exclusive, worldwide, sublicensable license (subject to the rights of certain U.S. governmental agencies and a grant-back to the University of Washington for noncommercial research purposes) to certain technology pertaining to inkjet synthesis of oligonucleotides. Rosetta paid an up-front license fee upon execution of the license agreement that consisted of the issuance of 90,000 shares of common stock to the University of Washington. Rosetta is also obligated to make future periodic payments on the anniversary date of the agreement. In addition, Rosetta is obligated to make royalty payments on any product sales. Rosetta was also obligated to issue 30,000 additional shares of common stock upon the occurrence of certain events. In 1999, Rosetta issued the additional 30,000

                           ROSETTA INPHARMATICS, INC.

shares of common stock. In connection with the issuance, Rosetta recognized $150,000 in stock-based compensation expense for the estimated fair value of the stock on the date of the issuance.

     In December 1997, Rosetta entered into a license agreement with the Fred Hutchinson Cancer Research Center. Under the agreement, the FHCRC granted Rosetta an exclusive, worldwide, sublicensable license (subject to the rights of certain U.S. governmental agencies and a grant-back to the FHCRC for noncommercial research purposes) to certain drug screening technology. Rosetta paid an up-front license fee upon execution of the license agreement that consisted of the issuance of 352,000 shares of common stock to the FHCRC. Of these shares issued, 88,000 shares were subject to repurchase by Rosetta if certain milestones were not met by December 2002. In May 1999, Rosetta waived the repurchase option and in conjunction with the waiver, recognized $407,000 of stock-based compensation expense for the estimated fair market value of the stock on the date of the waiver. Rosetta is also obligated to pay the FHCRC a fixed annual payment of $50,000 upon issuance of the first U.S. patent containing claims covering the licensed technology.

     In November 1998, Rosetta entered into a three-year internal-use license agreement with Affymetrix, Inc., which is renewable on an annual basis. Under the license agreement, Affymetrix granted Rosetta a nonexclusive, nontransferable and nonsublicensable worldwide license to certain patents related to the fabrication and use of nucleic acid arrays.

     As part of Rosetta's merger with Acacia in February 1999, Rosetta assumed an agreement with the University of California. Under this agreement, Rosetta has an exclusive license to two issued U.S. patents, 5,569,588 and 5,777,888 (the '888 patent), and patent applications related to these patents. The '888 patent covers a fundamental analysis approach useful for gene expression analysis. Under the agreement, Rosetta is obligated to pay the University of California an annual minimum royalty and a percentage of revenues that it obtains from sublicensing this technology.

     In October 1999, Rosetta entered into an agreement with Agilent. This seven-year agreement provides the following:

     - Agilent and Rosetta will make and sell products in the gene expression field.

     - Agilent has the exclusive right to market and sell DNA microarrays manufactured using Rosetta's inkjet synthesizer and related design technology, in exchange for certain royalty payments.

     - Revenues from the research and development and licensing rights payments have been deferred and are being recognized ratably over the seven-year term of the agreement.

     - Rosetta has received payments of $6.8 million through December 31, 2000, and Agilent has committed to pay an additional $2.1 million in 2001 and $800,000 in 2002.

     - The agreement expires in 2006.

     On March 16, 2000, Rosetta entered into a licensing agreement with OGT. Under the terms of this agreement OGT granted Rosetta a nonexclusive, worldwide license to manufacture, have manufactured and use nucleic acid arrays. Rosetta paid OGT an up-front license fee upon execution of this license agreement, which consisted of $1,000,000 in cash and 686,928 shares of common stock. Rosetta recorded a prepaid license fee based on the cash paid and the estimated fair market value of the common stock on the date of the agreement, $7,556,208. This license agreement will be amortized on a straight-line basis over its estimated useful life of seven years. Rosetta agreed during the term of the agreement to license to OGT all patents or other intellectual property which it owns or controls related to instrumentation and methods for making nucleic acid arrays. Rosetta additionally consented to allow Agilent to sublicense certain of Rosetta's inkjet patents to OGT. Both Rosetta and OGT are required to pay each other quarterly royalty payments based upon the provision of services.

                           ROSETTA INPHARMATICS, INC.

16. RELATED PARTY TRANSACTIONS

     In 1997, a stockholder of Rosetta guaranteed the bank line of credit. In connection with the guarantee, the stockholder received warrants to purchase 8,364 shares of Series A preferred stock for $4.00 per share. In connection with the renewal of the bank line of credit in 1999, the line of credit is no longer guaranteed by the stockholder. These warrants were exercised in 2000 resulting in the issuance of 8,364 shares for consideration of $33,456.

     In connection with the issuance of Series C and Series E preferred stock in 1999 and 2000, respectively, and in accordance with a commission agreement, Rosetta paid $165,000 and $250,000 and issued warrants to purchase 54,949 and 26,709 shares of preferred stock at exercise prices of $4.50 and $9.36, respectively, to a former member of its Board of Directors for providing sources of equity financing.

     In connection with the initial public offering and ongoing costs of general corporate counsel, Rosetta incurred approximately $834,000 in legal costs to an outside law firm that is a shareholder of Rosetta.

     In connection with a collaboration and a supply agreement Rosetta entered into for research and development, certain licensing rights, and transfer of know how and technology to Agilent, Rosetta received payments of $4,468,323 and $6,116,296 and recognized revenue of $345,892 and $5,097,229, respectively, for the years ended December 31, 1999 and 2000. Deferred revenue related to this agreement at December 31, 1999 and 2000, was $4,122,431 and $5,088,858. Also in connection with the collaboration agreement, Agilent sold $4.7 million in Rosetta Resolver Gene Expression Data Analysis Systems, of which Rosetta retained $4.0 million after applying the revenue-sharing provisions of the collaboration.

     In connection with the Supply Agreement between Rosetta and Agilent, Rosetta purchased approximately $2.3 million in microarrays, scanners and other peripherals during 2000. Of these purchases, approximately $2.3 million remains outstanding as a payable at December 31, 2000.

                           ROSETTA INPHARMATICS, INC.

17. UNAUDITED QUARTERLY RESULTS

     The following tables set forth certain unaudited quarterly results of operations of Rosetta for the year ended 1999. In the opinion of management, this information has been prepared on the same basis as the audited consolidated financial statements and all necessary adjustments, consisting only of normal recurring adjustments, have been included in the amounts stated below to present fairly the quarterly information when read in conjunction with the audited consolidated financial statements and notes thereto included elsewhere in this annual report on Form 10-K. The quarterly operating results are not necessarily indicative of future results of operations.

                                                                  THREE MONTHS ENDED
                                 -------------------------------------------------------------------------------------
                                 MAR. 31,   JUN. 30,   SEP. 30,   DEC. 31,   MAR. 31,   JUN. 30,   SEP. 30,   DEC. 31,
                                   1999       1999       1999       1999       2000       2000       2000       2000
                                 --------   --------   --------   --------   --------   --------   --------   --------
                                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues.......................  $   292    $   186    $   119    $   386    $    548   $  1,371   $  2,988   $ 5,552
                                 -------    -------    -------    -------    --------   --------   --------   -------
Operating expenses
  Cost of product revenue......       --         --         --         --          --         --         --       968
  Research and development.....    2,138      3,061      2,537      3,057       3,286      4,391      6,989     7,616
  Marketing, general and
    administrative.............      981      1,828      2,097      2,291       2,950      4,166      3,981     4,787
  Stock-based compensation.....      559        871        511      1,631       2,477      3,305      2,139     1,457
                                 -------    -------    -------    -------    --------   --------   --------   -------
         Total operating
           expenses............    3,678      5,760      5,145      6,979       8,713     11,862     13,109    14,828
                                 -------    -------    -------    -------    --------   --------   --------   -------
Loss from operations...........   (3,386)    (5,574)    (5,026)    (6,593)     (8,165)   (10,491)   (10,121)   (9,276)
Other income...................       48         97         56         64         268        804      1,766     2,513
                                 -------    -------    -------    -------    --------   --------   --------   -------
Net Loss.......................   (3,338)    (5,477)    (4,970)    (6,529)     (7,897)    (9,687)    (8,355)   (6,763)
Deemed dividend upon issuance
  of convertible preferred
  stock........................       --         --         --         --      (7,285)        --         --        --
                                 -------    -------    -------    -------    --------   --------   --------   -------
Net loss attributable to common
  stockholders.................  $(3,338)   $(5,477)   $(4,970)   $(6,529)   $(15,182)  $ (9,687)  $ (8,355)  $(6,763)
                                 =======    =======    =======    =======    ========   ========   ========   =======
Basic and diluted net loss per
  share........................  $ (1.26)   $ (1.27)   $ (1.11)   $ (1.39)   $  (2.77)  $  (1.49)  $  (0.40)  $ (0.22)
                                 =======    =======    =======    =======    ========   ========   ========   =======
Weighted average shares used in
  computing basic and diluted
  net loss per share...........    2,655      4,315      4,497      4,695       5,473      6,509     20,729    31,329
                                 =======    =======    =======    =======    ========   ========   ========   =======

                           ROSETTA INPHARMATICS, INC.

                                 BALANCE SHEETS

                                                              DECEMBER 31,     MARCH 31,
                                                                  2000            2001
                                                              ------------    ------------
                                                                      (UNAUDITED)
ASSETS
Current assets
  Cash and cash equivalents.................................  $ 32,584,777    $ 53,267,082
  Investments...............................................   120,905,029     102,390,857
  Accounts receivable.......................................     2,097,871         711,706
  Accounts receivable from related party....................     2,150,618         939,680
  Interest receivable.......................................       898,671       1,524,003
  Prepaid expenses and other current assets.................     1,472,121       1,535,463
                                                              ------------    ------------
          Total current assets..............................   160,109,087     160,368,791
Property and equipment, net.................................     7,897,491       8,059,190
Intangible assets, net......................................    15,265,084      14,335,369
Deposits and other assets...................................       587,630         638,800
                                                              ------------    ------------
          Total assets......................................  $183,859,292    $183,402,150
                                                              ============    ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable..........................................  $  1,476,876    $  1,284,003
  Accrued liabilities.......................................     2,456,651       7,728,730
  Related party payable.....................................     2,253,808         479,421
  License fees payable......................................       166,667         166,667
  Deferred revenue..........................................     3,985,357       3,690,070
  Current portion of capital lease obligations..............       145,754          89,505
  Current portion of notes payable..........................       754,475         659,609
                                                              ------------    ------------
          Total current liabilities.........................    11,239,588      14,098,005
Notes payable, net of current portion.......................       488,364         374,165
Deferred revenue............................................     3,705,284       3,984,391
                                                              ------------    ------------
          Total liabilities                                     15,433,236      18,456,561
                                                              ------------    ------------
Contingencies and commitments
Stockholders' equity
  Common stock, par value $0.001; 75,000,000 shares
     authorized; 32,083,028 and 32,202,309 shares issued and
     outstanding............................................        32,083          32,202
  Additional paid-in capital................................   238,394,336     238,953,121
  Notes and interest receivable from stockholders...........    (1,711,155)     (1,737,610)
  Deferred stock compensation...............................    (6,276,203)     (5,013,864)
  Accumulated deficit.......................................   (62,013,005)    (68,030,432)
  Accumulated other comprehensive income....................            --         742,172
                                                              ------------    ------------
          Total stockholders' equity........................   168,426,056     164,945,589
                                                              ------------    ------------
          Total liabilities and stockholders' equity........  $183,859,292    $183,402,150
                                                              ============    ============

                            See accompanying notes.

                           ROSETTA INPHARMATICS, INC.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                     THREE MONTHS
                                                                    ENDED MARCH 31,
                                                              ---------------------------
                                                                  2000           2001
                                                              ------------    -----------
Revenues
  Collaboration agreements..................................  $    547,977    $ 3,767,942
  Product revenue...........................................            --        919,573
                                                              ------------    -----------
          Total revenues....................................       547,977      4,687,515
                                                              ------------    -----------
Operating expenses
  Cost of product revenue...................................            --        332,385
  Research and development (excludes stock-based
     compensation expense of $806,205 and $473,963
     respectively)..........................................     3,286,032      6,851,538
  Marketing, general and administrative (excludes
     stock-based compensation expense of $1,670,121 and
     $776,734 respectively).................................     2,950,032      4,649,526
  Stock-based compensation..................................     2,476,326      1,250,697
                                                              ------------    -----------
          Total operating expenses..........................     8,712,390     13,084,146
                                                              ------------    -----------
Loss from operations........................................    (8,164,413)    (8,396,631)
Other income (expense)
  Interest income...........................................       365,596      2,376,876
  Interest expense..........................................       (70,915)       (25,823)
  Other, net................................................       (25,870)        28,151
                                                              ------------    -----------
Net loss....................................................    (7,895,602)    (6,017,427)
Deemed dividend upon issuance of Series E convertible
  preferred stock...........................................    (7,285,500)            --
                                                              ------------    -----------
Net loss attributable to common stockholders................  $(15,181,102)   $(6,017,427)
                                                              ============    ===========
Basic and diluted net loss per share........................  $      (2.77)   $      (.19)
                                                              ============    ===========
Weighted-average shares used in computing basic and diluted
  net loss per share........................................     5,472,798     31,623,383
                                                              ============    ===========

                            See accompanying notes.

                           ROSETTA INPHARMATICS, INC.

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                  THREE MONTHS ENDED
                                                                       MARCH 31,
                                                              ---------------------------
                                                                 2000            2001
                                                              -----------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss....................................................  $(7,895,602)   $ (6,017,427)
Adjustments to reconcile net loss to net cash used in
  operating activities depreciation and amortization........      346,204         695,204
Stock-based compensation....................................    2,476,326       1,250,697
Loss on sale and write-off of property and equipment........       35,004           2,040
Amortization of intangible assets...........................      814,778       1,067,259
Realized gain on disposal of investments....................           --         (20,704)
Investment amortization.....................................      (53,513)       (651,445)
Changes in operating assets and liabilities:
  Accounts receivable.......................................      130,729       2,597,103
  Interest receivable.......................................     (212,803)       (651,787)
  Prepaid expenses and other assets.........................     (453,694)       (120,397)
  Accounts payable..........................................      374,501        (336,249)
  Accrued liabilities.......................................     (354,752)      3,641,068
  Deferred revenue..........................................      788,674         (16,180)
                                                              -----------    ------------
          Net cash provided by (used in) operating
            activities......................................   (4,004,148)      1,439,182
                                                              -----------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment.........................     (688,137)       (858,943)
Capitalized software development costs......................           --        (131,659)
Purchase of license agreement...............................   (1,000,000)             --
Purchases of short-term investments.........................   (5,697,631)    (29,957,709)
Proceeds from sale and maturity of short-term investments...    8,019,000      49,886,202
                                                              -----------    ------------
          Net cash provided by investing activities.........      633,232      18,937,891
                                                              -----------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES
Payments on capital lease obligations.......................      (50,074)        (56,249)
Payments on notes payable...................................     (197,919)       (209,065)
Proceeds from issuance of preferred stock...................   41,306,487              --
Proceeds from issuance of common stock......................      511,859         570,546
                                                              -----------    ------------
          Net cash provided by financing activities.........   41,570,353         305,232
                                                              -----------    ------------
Net increase in cash and cash equivalents...................   38,199,437      20,682,305
Cash and cash equivalents, beginning of period..............    8,311,852      32,584,777
                                                              -----------    ------------
Cash and cash equivalents, end of period....................  $46,511,289    $ 53,267,082
                                                              ===========    ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest......................................  $    70,915    $     41,687
                                                              ===========    ============
Common stock issued for notes receivable....................  $ 1,627,500    $         --
                                                              ===========    ============
Common stock issued for sub-licensing agreement.............  $ 7,556,208    $         --
                                                              ===========    ============

                            See accompanying notes.

                           ROSETTA INPHARMATICS, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF PRESENTATION

     The accompanying unaudited financial statements of Rosetta Inpharmatics, Inc. have been prepared in accordance with generally accepted accounting principles for interim financial information and in accordance with the instructions to Form 10-Q and reflect all adjustments consisting of normal recurring adjustments which, in the opinion of management, are necessary for a fair presentation of the results for the periods shown. They do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The results of operations for such periods are not necessarily indicative of the results expected for the full fiscal year or for any future period.

     The balance sheet at December 31, 2000 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. These financial statements should be read in conjunction with the audited financial statements and footnotes thereto included in the Form 10-K for the year ended December 31, 2000 and filed with the Securities and Exchange Commission on March 30, 2001.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and that effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. NET LOSS PER SHARE

     Basic and diluted net loss per share has been computed using the weighted-average number of shares of common stock outstanding during the period, less the weighted-average number of unvested shares of common stock issued that are subject to repurchase. Rosetta has excluded all convertible preferred stock, warrants to purchase convertible preferred stock, outstanding options and warrants to purchase common stock and common stock subject to repurchase from the calculation of diluted net loss per share, as such securities are antidilutive for all periods presented. The following table presents the calculation of basic and diluted (unaudited) net loss per share:

                                                               THREE MONTHS ENDED
                                                                    MARCH 31,
                                                           ---------------------------
                                                               2000           2001
                                                           ------------    -----------
Net loss.................................................  $ (7,895,602)   $(6,017,427)
Deemed dividend upon issuance of convertible preferred
  stock..................................................    (7,285,500)            --
                                                           ------------    -----------
Net loss attributable to common stockholders.............  $(15,181,102)   $(6,017,427)
                                                           ============    ===========
Basic and diluted
  Weighted-average shares of common stock used in
     computing basic and diluted net loss per share......     5,472,798     31,623,383
                                                           ============    ===========
  Basic and diluted net loss per share...................  $      (2.77)   $     (0.19)
                                                           ============    ===========

                           ROSETTA INPHARMATICS, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

                                                               THREE MONTHS ENDED
                                                                    MARCH 31,
                                                           ---------------------------
                                                               2000           2001
                                                           ------------    -----------
Antidilutive securities not included in diluted net loss
  per share calculation
  Convertible preferred stock............................    14,597,342             --
  Options to purchase common stock.......................     2,148,945      3,106,709
  Warrants to purchase common stock......................       891,636        128,391
  Warrants to purchase Series A preferred stock..........       255,408             --
  Warrants to purchase Series B preferred stock..........       134,596             --
  Warrants to purchase Series C preferred stock..........        54,949             --
  Warrants to purchase Series E preferred stock..........        26,709             --
  Unvested shares of common stock subject to
     repurchase..........................................     1,033,871        484,263
                                                           ------------    -----------
                                                             19,143,456      3,719,363
                                                           ============    ===========

3. RECENT ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS 133 establishes accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. SFAS 133, as amended by SFAS 138, is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. The adoption of SFAS 133 on January 1, 2001 did not have any impact on Rosetta's financial statements.

4. INVESTMENTS

     Investments consisted of the following at:

                                                          DECEMBER 31,     MARCH 31,
                                                              2000            2001
                                                          ------------    ------------
Certificate of deposit..................................  $         --    $  1,001,480
Commercial paper........................................    50,106,121      15,305,029
Market auction preferreds...............................    13,350,000      16,875,000
Government securities...................................     6,233,940       9,409,996
Corporate notes.........................................    51,214,968      59,799,352
                                                          ------------    ------------
                                                          $120,905,029    $102,390,857
                                                          ============    ============

5. PREPAID EXPENSES AND OTHER ASSETS

     Prepaid expenses and other assets consisted of the following at:

                                                             DECEMBER 31,    MARCH 31,
                                                                 2000           2001
                                                             ------------    ----------
Prepaid expenses...........................................   $1,034,761     $  932,280
Inventory..................................................      120,156        276,591
Capitalized software, net..................................      115,600        109,715
Other current assets.......................................      201,604        216,877
                                                              ----------     ----------
                                                              $1,472,121     $1,535,463
                                                              ==========     ==========

                           ROSETTA INPHARMATICS, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

6. PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following at:

                                                             DECEMBER 31,    MARCH 31,
                                                                 2000           2001
                                                             ------------    ----------
Computer equipment.........................................   $4,613,918     $5,200,931
Lab equipment and technology development equipment.........    3,302,233      3,375,263
Office equipment, furniture and fixtures...................      790,060        810,858
Leasehold improvements.....................................    2,591,569      2,767,119
                                                              ----------     ----------
                                                              11,297,780     12,154,171
Less: accumulated depreciation and amortization............   (3,400,289)    (4,094,981)
                                                              ----------     ----------
                                                              $7,897,491     $8,059,190
                                                              ==========     ==========

7. INTANGIBLE ASSETS

     Intangible assets consisted of the following at:

                                                            DECEMBER 31,     MARCH 31,
                                                                2000           2001
                                                            ------------    -----------
Purchased technology......................................  $ 9,443,000     $ 9,443,000
License agreement.........................................    8,802,155       8,802,155
Goodwill..................................................    1,970,515       1,970,515
Assembled workforce.......................................    1,298,571       1,298,571
Trademarks and trade names................................       40,000          40,000
                                                            -----------     -----------
                                                             21,554,241      21,554,241
Less: accumulated amortization............................   (6,289,157)     (7,218,872)
                                                            -----------     -----------
                                                            $15,265,084     $14,335,369
                                                            ===========     ===========

8. ACCRUED LIABILITIES

     Accrued liabilities consisted of the following at:

                                                             DECEMBER 31,    MARCH 31,
                                                                 2000           2001
                                                             ------------    ----------
Accrued legal and accounting fees..........................   $  315,571     $  735,263
Deferred compensation......................................    1,437,421        896,410
Refundable deposit on collaboration agreement..............           --      5,000,000
Other accrued liabilities..................................      703,659      1,097,057
                                                              ----------     ----------
                                                              $2,456,651     $7,728,730
                                                              ==========     ==========

                           ROSETTA INPHARMATICS, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

9. COMPREHENSIVE LOSS

     The following table sets forth a reconciliation of net loss to comprehensive net loss:

                                                            THREE MONTHS     THREE MONTHS
                                                               ENDED             ENDED
                                                           MARCH 31, 2000    MARCH 31, 200
                                                           --------------    -------------
Net loss.................................................   $(7,895,602)      $(6,017,427)
Net unrealized gain on investments.......................            --           742,172
                                                            -----------       -----------
Net comprehensive loss...................................   $(7,895,602)      $(5,275,255)
                                                            ===========       ===========

                                                                         ANNEX A


                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG
                          ROSETTA INPHARMATICS, INC.,
                               MERCK & CO., INC.
                                      AND
                             COHO ACQUISITION CORP.
                                  DATED AS OF

                                  MAY 10, 2001

                               TABLE OF CONTENTS


ARTICLE I...................................................................   A-1
  Section 1.1   The Merger..................................................   A-1
  Section 1.2   The Closing.................................................   A-1
  Section 1.3   Effective Time..............................................   A-2
  Section 1.4   Subsequent Actions..........................................   A-2
  Section 1.5   Certificate of Incorporation and By-laws....................   A-2
  Section 1.6   Officers and Directors......................................   A-2
  Section 1.7   Tax Consequences............................................   A-2
ARTICLE II..................................................................   A-2
  Section 2.1   Treatment of Common Stock...................................   A-2
  Section 2.2   Cancellation of Excluded Shares.............................   A-3
  Section 2.3   Conversion of Common Stock of Merger Sub....................   A-3
  Section 2.4   Exchange Agent; Exchange Procedures.........................   A-3
  Section 2.5   Transfer Books; Lost, Stolen or Destroyed Certificates......   A-4
                No Fractional Share Certificates; Termination of Exchange
  Section 2.6   Fund........................................................   A-4
  Section 2.7   Options.....................................................   A-5
  Section 2.8   Appraisal Rights............................................   A-6
  Section 2.9   Certain Adjustments.........................................   A-6
  Section 2.10  Treatment of Warrants.......................................   A-6
  Section 2.11  Non-Exclusive Licenses......................................   A-6
ARTICLE III.................................................................   A-7
  Section 3.1   Organization and Qualification; Subsidiaries................   A-7
  Section 3.2   Restated Certificate of Incorporation and By-laws...........   A-8
  Section 3.3   Capitalization..............................................   A-8
  Section 3.4   Power and Authority; Authorization; Valid and Binding.......   A-9
  Section 3.5   No Conflict; Required Filings and Consents..................   A-9
  Section 3.6   SEC Reports; Financial Statements...........................  A-10
  Section 3.7   Absence of Certain Changes..................................  A-11
  Section 3.8   Litigation; Liabilities.....................................  A-12
  Section 3.9   Contracts...................................................  A-12
  Section 3.10  Compliance; Permits.........................................  A-12
  Section 3.11  Employee Matters; ERISA.....................................  A-13
  Section 3.12  Labor Matters...............................................  A-14
  Section 3.13  Environmental Matters.......................................  A-15
  Section 3.14  Title to Properties.........................................  A-17
  Section 3.15  Board Action; Vote Required.................................  A-17
  Section 3.16  Opinion of Financial Advisor................................  A-18
  Section 3.17  Brokers.....................................................  A-18
  Section 3.18  Tax Matters.................................................  A-18
  Section 3.19  Restrictions on Business Activities.........................  A-19
  Section 3.20  Intellectual Property.......................................  A-19
ARTICLE IV..................................................................  A-21
  Section 4.1   Capitalization of Merger Sub................................  A-21
  Section 4.2   Organization, Good Standing and Qualification...............  A-21
  Section 4.3   Corporate Authority.........................................  A-21
  Section 4.4   No Conflict; Required Filings and Consents..................  A-22
  Section 4.5   SEC Reports; Financial Statements...........................  A-22

  Section 4.6   Brokers.....................................................  A-23
  Section 4.7   Information Supplied........................................  A-23
  Section 4.8   Absence of Certain Changes..................................  A-23
  Section 4.9   Litigation..................................................  A-23
  Section 4.10  Compliance..................................................  A-24
ARTICLE V...................................................................  A-24
  Section 5.1   Interim Operations of the Company...........................  A-24
  Section 5.2   Other Actions...............................................  A-26
  Section 5.3   Advice of Changes; Filings..................................  A-26
  Section 5.4   Certain Tax Matters.........................................  A-27
  Section 5.5   No Solicitation.............................................  A-27
ARTICLE VI..................................................................  A-29
  Section 6.1   Meetings of Stockholders....................................  A-29
  Section 6.2   Filings; Other Action.......................................  A-30
  Section 6.3   Publicity...................................................  A-30
  Section 6.4   Preparation of the Form S-4 and the Proxy Statement.........  A-30
  Section 6.5   Expenses....................................................  A-31
  Section 6.6   Access to Information.......................................  A-32
  Section 6.7   Insurance; Indemnity........................................  A-32
  Section 6.8   Employee Benefit Plans......................................  A-33
  Section 6.9   Takeover Statutes...........................................  A-34
  Section 6.10  Commercially Reasonable Efforts.............................  A-34
  Section 6.11  Stock Exchange Listing......................................  A-35
  Section 6.12  Reorganization Treatment....................................  A-35
ARTICLE VII.................................................................  A-35
  Section 7.1   Conditions to Obligations of the Parties....................  A-35
                Additional Conditions to Obligations of Parent and Merger
  Section 7.2   Sub.........................................................  A-36
  Section 7.3   Additional Conditions to Obligations of the Company.........  A-37
ARTICLE VIII................................................................  A-37
  Section 8.1   Termination.................................................  A-37
  Section 8.2   Effect of Termination.......................................  A-38
  Section 8.3   Amendment...................................................  A-39
  Section 8.4   Extension; Waiver...........................................  A-39
  Section 8.5   Procedure for Termination or Amendment......................  A-39
ARTICLE IX..................................................................  A-39
                Non-Survival of Representations, Warranties and
  Section 9.1   Agreements..................................................  A-39
  Section 9.2   GOVERNING LAW...............................................  A-39
  Section 9.3   Notices.....................................................  A-39
  Section 9.4   Certain Definitions; Interpretation.........................  A-40
  Section 9.5   Interpretation..............................................  A-41
  Section 9.6   Severability................................................  A-42
  Section 9.7   Assignment; Binding Effect; No Third Party Beneficiaries....  A-42
  Section 9.8   ENFORCEMENT.................................................  A-42
  Section 9.9   Counterparts................................................  A-42
  Section 9.10  Entire Agreement............................................  A-43


ANNEX I      Index of Defined Terms
ANNEX II     Form of Amended and Restated Certificate of Incorporation of
             Surviving Corporation
ANNEX III    Right of First Offer Procedures

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated as of May 10, 2001 (this "Agreement"), by and among Merck & Co., Inc., a New Jersey corporation ("Parent"), Coho Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), and Rosetta Inpharmatics, Inc., a Delaware corporation (the "Company").

     WHEREAS, the respective Board of Directors of Parent, Merger Sub and the Company have approved and declared advisable this Agreement and the merger of Merger Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement, whereby each issued and outstanding share of common stock, par value $0.001 per share, of the Company ("Company Common Stock"), other than shares of Company Common Stock owned by Parent, Merger Sub or the Company, will be converted into the right to receive common stock, par value $0.01 per share, of Parent ("Parent Common Stock");

     WHEREAS, for U.S. Federal income tax purposes, it is intended that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement will be, and is hereby, adopted as a plan of reorganization;

     WHEREAS, simultaneously with the execution and delivery of this Agreement, certain holders of Company Common Stock, are entering into an agreement with Parent (the "Stockholders Agreement"), pursuant to which such holders have made certain agreements with respect to the Company Common Stock held by them;

     WHEREAS, pursuant to the terms of this Agreement, the Company has granted Parent a non-exclusive license to certain of the Company's intellectual property; and

     WHEREAS, simultaneously with the execution of this Agreement, certain employees of the Company are entering into new employment contracts with the Company (the "Employment Contracts"), providing for the terms and conditions of their employment with the Company after consummation of the Merger.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereto agree as follows:

                                   ARTICLE I

     Section 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the provisions of Section 251 of the Delaware General Corporation Law (the "DGCL"), at the Effective Time Merger Sub shall be merged with and into the Company (the "Merger") and the separate existence of Merger Sub shall cease. The Company shall continue as the surviving corporation (the "Surviving Corporation") in the Merger and, as of the Effective Time, shall be a wholly-owned subsidiary of Parent. The effects and consequences of the Merger shall be as specified in this Agreement and in Section 259(a) of the DGCL. Notwithstanding the foregoing, if the Tax opinions referred to in Sections 7.2(e) and 7.3(d) of this Agreement cannot be rendered unless Merger Sub survives, Parent and Company agree to consummate the Merger by merging the Company with and into Merger Sub, with Merger Sub surviving the Merger and become the Surviving Corporation; provided that such election shall in no event add any conditions to the consummation of the Merger that would not have been applicable had Merger Sub been merged with and into the Company (e.g., the accuracy of a representation by the Company regarding necessary third party consents).

     Section 1.2 The Closing. The closing of the Merger (the "Closing") shall take place (i) at the offices of Fried, Frank, Harris, Shriver & Jacobson, 350
S. Grand Avenue, Los Angeles, California 90071, at 10:00 A.M. local time, not later than the second business day on which the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall be satisfied or waived in accordance with this Agreement or (ii) at such other place, time or date as Parent and the Company shall agree (the date of the Closing, the "Closing Date").

     Section 1.3 Effective Time. Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, Parent and the Company shall cause a certificate of merger with respect to the Merger, meeting the requirements of
Section 251 of the DGCL, to be properly executed and filed with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL. The Merger shall become effective at the time at which the certificate of merger with respect thereto shall be duly filed with the Secretary of State of the State of Delaware, or at such later time specified in such certificate of merger as shall be agreed by Parent and the Company (the time that the Merger becomes effective, the "Effective Time").

     Section 1.4 Subsequent Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to continue in, vest, perfect or confirm of record or otherwise the Surviving Corporation's right, title or interest in, to or under any of the rights, properties, privileges, franchises or assets of either of its constituent corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, or otherwise to carry out the intent of this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either of the constituent corporations of the Merger, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties, privileges, franchises or assets in the Surviving Corporation or otherwise to carry out the intent of this Agreement.

     Section 1.5 Certificate of Incorporation and By-laws. Unless otherwise agreed by Parent and the Company prior to the Closing, in the event the Merger is consummated:

          (i) At the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall be amended to read in its entirety as set forth in Annex II hereto and as so amended shall constitute at and after the Effective Time (until amended as provided by applicable law and such Certificate of Incorporation, as applicable) the Certificate of Incorporation of the Surviving Corporation.

          (ii) The By-laws of Merger Sub in effect immediately prior to the Effective Time shall constitute at and after the Effective Time (until amended as provided by applicable law and the Certificate of Incorporation and By-laws, as applicable) the By-laws of the Surviving Corporation.

     Section 1.6  Officers and Directors.

     (a) The officers of the Company immediately prior to the Effective Time shall continue to serve in their respective offices of the Surviving Corporation from and after the Effective Time, until their successors are elected or appointed and qualified or until their resignation or removal.

     (b) The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation from and after the Effective Time, until their successors are elected or appointed and qualified or until their resignation or removal.

     Section 1.7  Tax Consequences.

     It is intended by the parties that the Merger shall constitute a reorganization with the meaning of Section 368 of the Code.

                                   ARTICLE II

     Section 2.1 Treatment of Common Stock. At the Effective Time, without any action on the part of any holder thereof (but subject to Sections 2.4, 2.5 and 2.6 of this Agreement), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, and all rights in respect thereof, shall forthwith cease to exist and (other than those shares held in the treasury of the Company or shares that are owned by the Company, Parent or Merger Sub (collectively, the "Excluded Shares")) shall be converted into a right to receive 0.2352 validly issued, fully paid and nonassessable shares (the

"Exchange Ratio") of Parent Common Stock. Except as otherwise provided herein, each certificate (a "Company Certificate") that immediately prior to the Effective Time represented issued and outstanding shares of Company Common Stock (other than Excluded Shares) shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each Company Certificate shall evidence the right to receive Parent Common Stock on the basis set forth in this Section 2.1 (subject to Sections 2.4, 2.5 and 2.6 of this Agreement).

     Section 2.2 Cancellation of Excluded Shares. At the Effective Time, without any action on the part of the holder thereof, each Excluded Share shall forthwith cease to be outstanding and shall be canceled and retired, and no shares of stock or other securities of Parent, the Company or the Surviving Corporation shall be issuable, and no payment or other consideration shall be made or paid, in respect thereof.

     Section 2.3 Conversion of Common Stock of Merger Sub. At the Effective Time, without any action on the part of the holder thereof, each share of common stock of Merger Sub that is issued and outstanding immediately prior the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

     Section 2.4  Exchange Agent; Exchange Procedures.

     (a) Subject to the terms and conditions of this Agreement, at or prior to the Effective Time, Parent shall appoint an exchange agent selected by Parent that is reasonably acceptable to the Company (the "Exchange Agent"), to effect the exchange of shares of Company Common Stock for shares of Parent Common Stock in accordance with the provisions of this Article II. As soon as reasonably practicable following the Effective Time, Parent shall deposit, or cause to be deposited, with the Exchange Agent, for exchange in accordance with this Article II, certificates representing shares of Parent Common Stock ("Parent Certificates") in amounts sufficient to allow the Exchange Agent to make all deliveries of Parent Certificates in exchange for Company Certificates in connection with the Merger, as contemplated by this Section 2.4 and any cash payable in respect of fractional shares in accordance with Section 2.6(a) hereof and any dividends or other distributions payable in accordance with Section 2.4(b) (the "Exchange Fund").

     (b) Parent shall instruct the Exchange Agent to mail to each record holder of shares of Company Common Stock immediately after the Effective Time (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to shares of Company Common Stock shall pass, only upon the delivery of a Company Certificate or Company Certificates representing such shares to the Exchange Agent, and which letter shall otherwise be in such form and have such other provisions as Parent shall reasonably specify, which form shall be reasonably acceptable to the Company) and (ii) instructions for use in effecting the surrender of Company Certificates for Parent Certificates and cash in lieu of fractional shares, if any. Commencing immediately after the Effective Time, upon the surrender to the Exchange Agent of a Company Certificate, together with a duly executed and completed letter of transmittal and all other documents and other materials reasonably required by the Exchange Agent to be delivered in connection therewith, the holder thereof shall be entitled to receive a Parent Certificate or Parent Certificates representing the number of whole shares of Parent Common Stock into which the shares of the Company Common Stock which immediately prior to the Effective Time were represented by such Company Certificate so surrendered shall have been converted in accordance with the provisions of Section 2.1, together with a cash payment in lieu of fractional shares, if any, in accordance with Section 2.6(a). Unless and until any Company Certificate is so surrendered, no dividends or other distributions, if any, payable to the holders of record of shares of Parent Common Stock as of any date subsequent to the Effective Time shall be paid to the holder of such Company Certificate in respect thereof. Upon the surrender of any Company Certificate, the record holder of the Parent Certificate or Parent Certificates representing shares of Parent Common Stock issued in exchange therefor shall be entitled to receive (i) at the time of surrender, the amount of any dividends or other distributions in respect of such shares of Parent Common Stock having a record date after the Effective Time and a payment date prior to the surrender date, and (ii) at the appropriate payment date, the amount of dividends or other distributions in respect of such shares of Parent Common Stock having a record date after the Effective Time and a payment date subsequent to the date of such surrender. No interest shall be payable in respect of the payment of dividends or distributions pursuant to the immediately preceding sentence.

     (c) Parent, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the shares of the Parent Common Stock and cash in lieu of fractional shares otherwise payable to any holder of shares of Company Common Stock pursuant to this Article II, and from any dividends or other distributions which such holder is entitled to receive pursuant to Section 2.4(b), such amounts as Parent, the Surviving Corporation and/or the Exchange Agent is required to deduct or withhold therefrom under the Code and/or any applicable provision of state, local or foreign law.

     Section 2.5  Transfer Books; Lost, Stolen or Destroyed Certificates.

     (a) The stock transfer books of the Company shall be closed at the Effective Time and no transfer of any shares of Company Common Stock shall thereafter be recorded on any of such stock transfer books. In the event of a transfer of ownership of any shares of Company Common Stock that is not registered in the stock transfer records of the Company at the Effective Time, a Parent Certificate or Parent Certificates representing the number of whole shares of Parent Common Stock into which such shares of Company Common Stock shall have been converted in the Merger shall be issued to the transferee together with a cash payment in lieu of fractional shares, if any, in accordance with Section 2.6(a), and payment of dividends or distributions, if any, in accordance with Section 2.4(b) only if the Company Certificate or Company Certificates are surrendered as provided in Section 2.4 (but subject to Section 2.5(b) hereof), accompanied by all documents required to evidence and effect such transfer and evidence of payment of any applicable stock transfer taxes.

     (b) In the event any Company Certificate shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Company Certificate, upon the delivery of a duly executed affidavit of that fact by the holder thereof, Parent Certificates in accordance with Section 2.4, cash in lieu of fractional shares, if any, in accordance with Section 2.6(a), and payment of dividends and distributions, if any, in accordance with
Section 2.4(b); provided, however, that Parent may, in its discretion, require the owner of such lost, stolen or destroyed Company Certificate to deliver a bond in such sum as Parent may reasonably direct as indemnity, against any claim that may be made against Parent, the Company, the Surviving Corporation or the Exchange Agent with respect to that Company Certificate alleged to have been lost, stolen or destroyed.

     Section 2.6  No Fractional Share Certificates; Termination of Exchange
Fund.

     (a) No scrip or certificates for fractional shares of Parent Common Stock will be issued upon the surrender for exchange of Company Certificates, and no fractional interest in a share of Parent Common Stock will entitle the holder thereof to vote or receive dividends or distributions or any other rights of a stockholder of Parent, with respect to any such fractional share interest. Each Person entitled to receive, but for this Section 2.6(a), a fractional share of Parent Common Stock shall be entitled to receive an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by
(ii) the average of the closing prices of the shares of Parent Common Stock on the New York Stock Exchange (the "NYSE") Composite Transaction Reporting System as reported in The Wall Street Journal (but subject to correction for typographical or other manifest errors in such reporting) over the five trading day period immediately preceding the Closing Date.

     (b) Any portion of the Exchange Fund which remains undistributed six months after the Effective Time shall be delivered to Parent upon demand, and each holder of shares of Company Common Stock who has not theretofore surrendered such holder's Company Certificates in accordance with the provisions of this
Article II shall thereafter look only to Parent for satisfaction of such holder's claims for shares of Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock payable in accordance with Section 2.6(a) and any dividends or distributions payable in accordance with Section 2.4(b). Notwithstanding the foregoing, none of Parent, the Company, the Surviving Corporation or the Exchange Agent shall be liable to any former holder of shares of Company Common Stock for any shares or amounts properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

     Section 2.7 Options. (a) All options (other than options pursuant to the Company's 2000 Employee Stock Purchase Plan or any similar plan (a "Company Stock Purchase Plan")) to purchase shares of Company Common Stock ("Company Options") outstanding at the Effective Time under any stock option plan or other arrangement of the Company shall remain outstanding following the Effective Time. Prior to the Effective Time, the Company shall take all action necessary with respect to each of its stock option plans and other arrangements pursuant to which Company Options will be outstanding immediately prior to the Effective Time such that as of the Effective Time and pursuant to this Agreement (i) each Company Option shall entitle the holder thereof to purchase such number of shares of Parent Common Stock as is equal to the product of (x) the number of shares of Company Common Stock subject to such option immediately prior to the Effective Time and (y) the Exchange Ratio and (ii) the exercise price per share of Parent Common Stock subject to any such Company Option as of and after the Effective Time shall be equal to (x) the exercise price per share of the Company Common Stock subject to such Company Option immediately prior to the Effective Time divided by (y) the Exchange Ratio. As of the Effective Time, Parent shall assume all obligations of the Company in respect of outstanding Company Options.

     (b) Notwithstanding the foregoing, the number of shares of Parent Common Stock deliverable upon exercise of each Company Option at and after the Effective Time as contemplated by paragraph (a) above shall be rounded, if necessary, to the nearest whole share of Parent Common Stock, and the exercise price with respect thereto shall be rounded, if necessary, to the nearest one one-hundredth of a cent (it being understood that all options exercisable at the same price and granted on the same date to the same individual shall be aggregated for this purpose); provided, however, that in the case of any Company Option to which Section 422 of the Code applies, the option price, the number of shares purchasable pursuant to such option and the terms and conditions of exercises of such option shall be determined in accordance with the foregoing, subject to such adjustments as are necessary in order to satisfy the requirements of Section 424(a) of the Code. At or prior to the Effective Time, the Company shall take all necessary actions to permit the assumption of the unexercised Company Options by Parent pursuant to this Section 2.7. Other than as provided in paragraph (a) above and in the prior sentence of this paragraph
(b), as of and after the Effective Time, each Company Option shall be subject to the same terms and conditions as in effect immediately prior to the Effective Time.

     (c) As soon as practicable after the Effective Time, Parent shall deliver
(i) to the holders of Company Options which become vested and exercisable by virtue of the Merger a notice stating that by virtue of the Merger and pursuant to the terms of the relevant Company Employee Plan (as defined in Section 3.11(a)) such Company Options have become vested and exercisable and (ii) to the holders of all Company Options a notice stating that the agreements evidencing the grants of such Company Options shall continue in effect on the same terms and conditions (subject to the adjustments, if any, required by application of this Section 2.7) as in effect immediately prior to the Effective Time and stating any such adjustments required by this Section 2.7.

     (d) No options to purchase shares of Company Common Stock under any Company Stock Purchase Plan outstanding immediately prior to the Effective Time ("Stock Purchase Options") shall be assumed by the Surviving Corporation or Parent. In lieu of assumption, all purchase and offering periods in progress with respect to Stock Purchase Options shall terminate prior to the Effective Time on such date established by the Board of Directors of the Company (the "New Purchase Date"), at which time each Stock Purchase Option shall be automatically exercised in accordance with its terms, unless a participant has previously withdrawn from the relevant offering period pursuant to the terms of the Company Stock Purchase Plan. The Board of Directors of the Company shall notify each participant under each Company Stock Purchase Plan in writing, at least ten (10) days prior to the New Purchase Date, that the purchase date for his or her Stock Purchase Option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the relevant offering period in accordance with the terms of the Company Stock Purchase Plan. The Company shall not permit any participant in any Company Stock Purchase Plan to increase his or her rate of contribution during any offering or purchase period from and after the date of this Agreement such that more than an aggregate of 65,000 shares of Company Common Stock would be issuable as a result of all such increases. The Company shall take all actions necessary to effectuate the foregoing and to terminate all Company Stock Purchase Plans and all offering and purchase periods thereunder prior to the Effective Time.

     (e) Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock for delivery upon exercise of Company Options and shall use reasonable best efforts to ensure that such shares are listed on the NYSE upon issuance. As soon as practicable after the Effective Time and in any event within 15 business days, Parent shall file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-8 of the SEC (if available) (or any successor or other appropriate form) with respect to the shares of Parent Common Stock issuable upon the exercise of such options and shall use reasonable best efforts thereafter to maintain the effectiveness of such registration statement, and to maintain the current status of the prospectus or prospectuses contained therein, until all such options have been exercised, expired or forfeited.

     Section 2.8 Appraisal Rights. In accordance with Section 262 of the DGCL, no appraisal rights shall be available to holders of shares of Company Common Stock in connection with the Merger.

     Section 2.9 Certain Adjustments. If between the date of this Agreement and the Effective Time, whether or not permitted pursuant to the terms hereof, the outstanding shares of Company Common Stock or Parent Common Stock shall be changed into a different number of shares or other securities by reason of any stock split, combination, merger, consolidation, reorganization or other transaction, or any dividend payable in stock shall be declared thereon with a record date within such period, the Exchange Ratio and the form of securities issuable in the Merger shall be appropriately adjusted to provide the holders of shares of Company Common Stock the same economic effect as contemplated by this Agreement prior to such event.

     Section 2.10 Treatment of Warrants. As of the Effective Time, all outstanding warrants to purchase shares of Company Common Stock ("Company Warrants"), shall be cancelled and converted automatically into the right to receive a cash amount equal to (i) the number of shares of Company Common Stock subject to each such Company Warrant immediately prior to the Effective Time multiplied by (ii) $18.00 per share (iii) less the aggregate exercise price payable upon the exercise in full of each such Company Warrant immediately prior to the Effective Time. All payments required to be made upon the cancellation of the Company Warrants as provided in this Section 2.10 shall be made by Parent (or, at the election of Parent, by the Company) on the Closing Date. The Company shall take all actions necessary to effectuate the foregoing and to cancel and terminate the Company Warrants. To the extent that (i) the cancellation of any Company Warrant is not permissible under the terms of the agreements governing such Company Warrant and (ii) the Company is unable to obtain (after making good faith efforts) any required consent of the holder of such Company Warrant to such cancellation as provided herein, such Company Warrant outstanding at the Effective Time shall not be cancelled and shall remain outstanding following the Effective Time and thereafter (1) such Company Warrant shall entitle the holder thereof to purchase such number of shares of Parent Common Stock as is equal to the product of (x) the number of shares of Company Common Stock subject to such warrant immediately prior to the Effective Time and (y) the Exchange Ratio and
(2) the exercise price per share of Parent Common Stock subject to any such Company Warrant as of and after the Effective Time shall be equal to (x) the exercise price per share of the Company Common Stock subject to such Company Warrant immediately prior to the Effective Time divided by (y) the Exchange Ratio.

     Section 2.11  Non-Exclusive Licenses.

     (a) Upon execution of this Agreement, the Company hereby grants Parent and its affiliates a non-exclusive, world-wide license and sub-license, if necessary, under all Company Owned IP (as defined in Section 3.20(a) hereof) in existence on the date hereof (but only to the extent that the Company is not
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presently contractually prohibited from making such grant) to conduct internal research and development using any product, method, process, composition of matter or other invention (collectively, "Inventions") (i) useful for genome analysis using the Company's proprietary "tiling" techniques in existence on the date hereof (the "Genome Technology") and (ii) claimed under any patented (including patent-pending) technology of the Company and its Subsidiaries in existence on the date hereof, and further including any Invention claimed under any patent application that claims priority to any patent or patent application otherwise included in this Section 2.11(ii), for analysis of gene expression and other genomic data, including, but not limited to, gene expression profiling, gene pattern analysis and upgrades to the Company's "Resolver" Software (the "Company Technology License"); provided, however, such license shall not include any right to (x) Company inkjet technology licensed to the Company by the University of Washington or by Agilent Technologies, Inc., (y) technology licensed to the Company by Oxford Gene Technology IP Limited, or (z) decompile, reverse engineer or prepare derivative works of Resolver Software. Neither Parent nor any affiliate will have the right to sublicense any license rights therein granted. Parent shall pay the Company a license fee and such other amounts as may be agreed with respect to the Company Technology License (A) on the most favorable terms under which the Company or its Subsidiaries license the same or comparable technology to unaffiliated third-parties, or (B) commercially reasonable terms, if the Company does not license the same or comparable technology to unaffiliated third parties; provided, however, that if the Company or its Subsidiaries subsequently license the same or comparable technology to an unaffiliated third party, the amounts payable by Parent under the Company Technology License shall be reduced (but not increased) to equal the best available terms so offered by the Company or its Subsidiaries. Parent may terminate all or any portion of the Company Technology License upon one-hundred eighty (180) days' written notice to the Company. Parent and the Company shall negotiate in good faith a formal license agreement for the Company Technology License containing customary terms and conditions (which shall include those terms and conditions set forth in this Section 2.11) promptly after any of the events described in the first sentence of this Section 2.11. The license granted by the Company pursuant to this Section 2.11 shall be cancelled and terminated if Parent shall have intentionally caused the material breach of any of its representations, warranties, covenants or agreements under this Agreement and this Agreement has been properly terminated by the Company pursuant to Section 8.1(d) hereof.

     (b) Upon any termination of this Agreement by Parent properly pursuant to
Section 8.1(d), or any other termination of this Agreement which results in a Termination Fee being payable to Parent, and if the Company or its Subsidiaries shall thereafter propose to sell or offer the Genome Technology on an exclusive basis to any third-party (notwithstanding the non-exclusive license granted by the Company herein and without limiting the Parent's rights thereunder), the Company or its Subsidiaries shall give Parent a right of first offer to purchase or license such Genome Technology on an exclusive basis, pursuant to the right of the first offer procedures attached as Annex III hereto.

     (c) This Section 2.11 shall survive any termination of this Agreement unless the Company has properly terminated this Agreement pursuant to Section 8.1(d) hereof because Parent shall have intentionally caused the material breach of any of its representations, warranties, covenants or agreements under this Agreement.

                                  ARTICLE III

     Except as set forth in the corresponding sections or subsections of the disclosure letter, dated the date of this Agreement, delivered by the Company to Parent and Merger Sub (the "Company Disclosure Letter"), the Company hereby represents and warrants to Parent and Merger Sub as follows:

     Section 3.1  Organization and Qualification; Subsidiaries.

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Subsidiaries of the Company is a corporation or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and each of the Company and its Subsidiaries has the requisite corporate or
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similar organizational power and authority to own, operate or lease its properties and to carry on its business as it is now being conducted, and is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except as would not, in the aggregate, have, or reasonably be expected to have, a Company Material Adverse Effect (as defined in Section 9.4).

     (b) (i) all of the outstanding shares of capital stock and other equity securities of the Subsidiaries of the Company are owned, directly or indirectly, by the Company free and clear of all liens, pledges, security interests or other encumbrances ("Liens"), (ii) all of the outstanding shares of capital stock or other equity securities of the Subsidiaries of the Company have been validly issued and are fully paid and nonassessable, and (iii) there are no subscriptions, options, warrants, calls, commitments, agreements, conversion rights or other rights of any character (contingent or otherwise) entitling any person to purchase or otherwise acquire from the Company or any of its Subsidiaries at any time, or upon the happening of any stated event, any shares of capital stock or other equity securities of any of the Subsidiaries of the Company. There are no outstanding obligations, contingent or otherwise, of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock or other equity securities, or any securities convertible, exchangeable or exercisable for or into, shares of capital stock or other equity securities of any Subsidiary of the Company. No Subsidiary of the Company is a "significant subsidiary" as such term is defined in Rule 1-02 of Regulation S-X (17 C.F.R. Part 210).

     Section 3.2 Restated Certificate of Incorporation and By-laws. The Company has furnished or otherwise made available to Parent a complete and correct copy of the Company's Seventh Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and By-laws, in each case as amended to the date of this Agreement. Such Certificate of Incorporation and By-laws and all similar organizational documents of the Subsidiaries of the Company are in full force and effect. The Company is not in violation of its Certificate of Incorporation or By-laws and, except as would not, in the aggregate, have, or reasonably be expected to have, a Company Material Adverse Effect and none of the Subsidiaries of the Company is in violation of any similar organizational documents.

     Section 3.3  Capitalization.

     (a) The authorized capital stock of the Company consists of 75,000,000 shares of Company Common Stock par value $0.001 and 5,000,000 shares of Preferred Stock, par value $0.001 per share ("Company Preferred Stock"). At the close of business on May 9, 2001, 32,214,834 shares of Company Common Stock were issued and outstanding, bearing a total of 32,214,834 votes, and no shares of Company Preferred Stock were issued or outstanding. No shares of Company Common Stock and no shares of Company Preferred Stock are held by the Company in its treasury. No shares of capital stock of the Company are held by any of the Company's Subsidiaries. All of the issued and outstanding shares of Company Common Stock are validly issued, fully paid, nonassessable and free of preemptive rights. At the close of business on May 9, 2001, Company Options exercisable for 2,304,017 shares of Company Common Stock, in the aggregate, were outstanding. At the close of business on May 9, 2001, warrants to purchase an aggregate of 128,390 shares of Company Common Stock were outstanding (the "Company Warrants"). As of the date of this Agreement, other than (i) the Company Options and (ii) the Company Warrants, the Company does not have outstanding any subscriptions, options, warrants, calls, commitments, agreements, conversion rights or other rights of any character (contingent or otherwise) entitling any person to purchase or otherwise acquire from the Company or any of its Subsidiaries at any time, or upon the happening of any stated event, any shares of the capital stock of the Company (each of the foregoing, a "Company Equity Equivalent Security"). The Company has provided to Parent on or prior to the date of this Agreement a complete and accurate summary, as of May 9, 2001, of all outstanding Stock Options or other rights to purchase or receive Company Common Stock granted under the Company Stock Plans or otherwise, the number of shares of Company Common Stock subject thereto and the grant dates, expiration dates and exercise prices thereof. Since the close of business on May 9, 2001, no shares of Company Common Stock or Company Equity Equivalent Securities have been issued, sold or otherwise transferred by the Company (except (i) in connection with the exercise, conversion or exchange of

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outstanding Company Equity Equivalent Securities and (ii) as described in
Section 3.3 of the Company Disclosure Letter).

     (b) There are no outstanding obligations, contingent or otherwise, of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Company Common Stock or any Company Equity Equivalent Securities (except in connection with the exercise, conversion or exchange of outstanding Company Equity Equivalent Securities). There are no bonds, debentures, notes or other indebtedness issued and outstanding having the right to vote together with the Company's stockholders on any matter in respect of which the Company's stockholders are entitled to vote.

     Section 3.4 Power and Authority; Authorization; Valid and Binding. The Company has the necessary corporate power and authority to execute and deliver this Agreement and the Stockholders Agreement and to perform its obligations hereunder and thereunder, as applicable, except that the consummation of the Merger is subject to the adoption of this Agreement by the Company's stockholders as set forth in Section 3.15(b). The execution and delivery of this Agreement and the Stockholders Agreement by the Company and the performance by it of its obligations hereunder and thereunder, as applicable, have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby and thereby, except that the consummation of the Merger is subject to the adoption of this Agreement by the Company's stockholders as set forth in Section 3.15(b). This Agreement and the Stockholders Agreement have been duly executed and delivered by the Company, and assuming the corporate authority of, and the due authorization, execution and delivery by, Parent and Merger Sub (where applicable), constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with the terms hereof and thereof. The Board of Directors of the Company, at a meeting duly called and held, duly adopted resolutions (i) approving and declaring advisable this Agreement and the Stockholders Agreement, the Merger and the other transactions contemplated by this Agreement, (ii) directing that the adoption of this Agreement be submitted to a vote at a meeting of the stockholders of the Company and (iii) recommending that the stockholders of the Company adopt this Agreement.

     Section 3.5  No Conflict; Required Filings and Consents.

     (a) The execution and delivery by the Company of this Agreement and the Stockholders Agreement, and the consummation of the Merger and the other transactions contemplated by this Agreement and compliance with the provisions of this Agreement and the Stockholders Agreement, do not and will not, and the performance by Company of its obligations hereunder and thereunder do not and will not, conflict with or result in any violation or breach of, or default
(with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon any of the properties or other assets of the Company or any of its Subsidiaries under
(i) the Certificate of Incorporation or By-laws of the Company or the comparable organizational documents of its Subsidiaries, or (ii) subject to obtaining or making the notices, reports, filings, waivers, consents, approvals or authorizations referred to in paragraph (b) below and to the adoption of this Agreement by the stockholders of the Company as set forth in Section 3.15(b), any statute, ordinance, any law, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any of their respective property is bound or affected, except in the case of clause (ii) as would not, individually or in the aggregate, have, or reasonably be expected to have, a Company Material Adverse Effect. The execution and delivery by the Company of this Agreement and the Stockholders Agreement, and the consummation of the Merger and the other transactions contemplated by this Agreement and compliance with the provisions of this Agreement and the Stockholders Agreement, do not and will not, and the performance by Company of its obligations hereunder and thereunder do not and will not result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, impair the Company's or any of its Subsidiaries' rights under or alter the rights or obligations of any other party to, give to others any rights of termination, cancellation, vesting, modification, alteration or acceleration of any obligation under, result in the creation of a Lien on any of the properties or assets of the Company or any of its Subsidiaries pursuant to, require the consent
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of any other party to, or result in any obligation on the part of the Company or any of its Subsidiaries to repurchase (with respect to a debenture, bond or note), pursuant to any agreement, contract, instrument, debenture, bond, note, indenture, permit, license, sub-license or franchise, whether oral or written, (each of the foregoing, a "Contract") to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective property is bound or affected, except as would not, individually or in the aggregate, have, or reasonably be expected to have, a Company Material Adverse Effect.

     (b) Except for (i) applicable filings required under the premerger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act"), (ii) applicable filings and approvals under federal, state, local or foreign regulatory laws, all of which are set forth in Section 3.5(b) of the Company Disclosure Letter, (iii) the filing of a certificate of merger with respect to the Merger as required by the DGCL, (iv) filings with the SEC under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), (v) applicable filings with the National Association of Securities Dealers, Inc. ("NASD"), and
(vi) any filings required or approvals necessary pursuant to any state securities or "blue sky" laws, neither the Company nor any of its Subsidiaries is required to submit any notice, report or other filing to any governmental or regulatory authority, court, agency, commission or other governmental entity or any securities exchange or other self-regulatory body, domestic or foreign ("Governmental Entity"), and no waiver, consent, approval, order or authorization of any Governmental Entity is required to be obtained by the Company or any of its Subsidiaries in connection with the execution, delivery or performance of this Agreement or the Stockholders Agreement except for such notices, reports, filings, waivers, consents, approvals or authorizations that, if not made or obtained, would not, in the aggregate, have, or reasonably be expected to have, a Company Material Adverse Effect.

     Section 3.6  SEC Reports; Financial Statements.

     (a) The Company has timely filed all forms, reports, statements and other documents (including all annexes, exhibits, schedules, amendments and supplements thereto) required to be filed by it with the SEC since the date of effectiveness of its Registration Statement on Form S-1 (Registration No. 333-32780) (the "Date of Effectiveness"), has delivered or made available to Parent all forms, reports, statements, schedules and other documents (except for preliminary materials) (including all annexes, exhibits, schedules, amendments and supplements thereto) filed by it with the SEC since the Date of Effectiveness, (such forms, reports, statements, schedules and documents filed by the Company with the SEC, including any such forms, reports, statements and other documents filed by the Company with the SEC after the date of this Agreement and prior to the Closing Date, are referred to herein, collectively, as the "Company SEC Reports"), and with respect to the Company SEC Reports filed by the Company after the date of this Agreement and prior to the Closing Date, will deliver or make available to Parent all of such Company SEC Reports in the form filed with the SEC. As of their respective filing dates, the Company SEC Reports (including all information incorporated therein by reference) (i) complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that information contained in any Company SEC Report has been revised or superseded by a later-filed Company SEC Report.

     (b) Each of the consolidated balance sheets of the Company and its Subsidiaries (including all related notes) included in the financial statements contained in the Company SEC Reports (or incorporated therein by reference) present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the respective dates indicated, and each of the consolidated statements of income, consolidated statements of cash flows and consolidated statements of changes in stockholders' equity of the Company and its Subsidiaries (including all related notes) contained in such financial statements present fairly, in all material respects, the consolidated results of operations, cash flows
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and changes in stockholders' equity of the Company and its Subsidiaries for the respective periods indicated, in each case in conformity with GAAP applied on a consistent basis throughout the periods involved (except for changes in accounting principles disclosed in the notes thereto) and the rules and regulations of the SEC, except that unaudited interim financial statements are subject to normal and recurring year-end adjustments and any other adjustments described therein and do not include certain notes and other information which may be required by GAAP but which are not required under the Exchange Act. The financial statements included in the Company SEC Reports are in all material respects in accordance with the books and records of the Company and its Subsidiaries. Except as set forth in the most recent financial statements included in the Company SEC Reports filed by the Company and publicly available prior to the date of this Agreement or for liabilities incurred in connection with this Agreement, neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which, individually or in the aggregate, have had or could reasonably be expected to have a Company Material Adverse Effect. As of April 30, 2001, the Company held cash and cash-equivalents of approximately $29,283,736 and investments of approximately $119,709,906.

     (c) None of the information supplied by the Company specifically for inclusion or incorporation by reference in (i) the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of shares of Parent Common Stock in the Merger (as amended or supplemented from time to time, the "Form S-4") will, at the time the Form S-4 is filed with the SEC, at any time it is amended or supplemented and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, or (ii) the Proxy Statement/Prospectus will, at the date it is first mailed to the stockholders of the Company and at the time of the Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement/Prospectus will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Merger Sub specifically for inclusion or incorporation by reference in the Proxy Statement/Prospectus.

     Section 3.7 Absence of Certain Changes. Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement, since December 31, 2000, (a) the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course of business consistent with past practice and there has not been any fact, circumstance or development that, individually or in the aggregate, has had or could reasonably be expected to have, a Company Material Adverse Effect, and (b) there has not been (i) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) in respect of any shares of the capital stock or other equity securities, or any securities convertible, exercisable or exchangeable for or into shares of capital stock or other equity securities, of the Company or any of its Subsidiaries, other than dividends and distributions by wholly owned Subsidiaries of the Company; (ii) any change by the Company to its accounting policies, practices or methods, except as required by GAAP or the SEC; (iii) other than in connection with the exercise, exchange or conversion of Company Equity Equivalent Securities, any repurchase, redemption or other acquisition of any shares of capital stock or other equity securities or any securities convertible, exchangeable or exercisable for or into shares of capital stock or other equity securities, of the Company or any of its Subsidiaries; (iv) any tax election material to the Company or any settlement or compromise of any material income tax liability (other than elections made in connection with the filing of the Company's fiscal year 2000 federal income tax return and which elections do not, or could not reasonably be expected to have, a Company Material Adverse Effect); (v) except as required by applicable law or pursuant to contractual obligations existing as of December 31, 2000, (w) any execution, establishment, adoption or amendment of, or acceleration of rights or benefits under, any agreement relating to severance, any Company Employee Plan, any employment or consulting agreement or any collective bargaining agreement, (x) any increase in the
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compensation payable or to become payable to any officer, director or key employee of the Company or any of its Subsidiaries (except increases in the ordinary course of business), (y) any grant of any severance or termination paid to any officer or director of the Company, or (z) any grant of any stock options or other equity related awards other than in the ordinary course consistent with past practice; or (vi) any agreement or commitment entered into with respect to the foregoing.

     Section 3.8  Litigation; Liabilities.

     (a) There is no civil, criminal or administrative action, suit, claim, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries or any of their respective assets or properties, that individually or in the aggregate has had, or could reasonably be expected to have, a Company Material Adverse Effect. There is no judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against, or, to the knowledge of the Company, investigation by any Governmental Entity involving, the Company or any of its Subsidiaries that individually or in the aggregate has had or could reasonably be expected to have a Company Material Adverse Effect.

     (b) Except as set forth in the Company SEC Reports filed prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has or is subject to any liabilities (absolute, accrued, contingent or otherwise), except liabilities (a) adequately reflected on the audited consolidated balance sheet of the Company and its Subsidiaries (including any related notes thereto) as of December 31, 2000 included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, or (b) which, individually or in the aggregate, do not have, or reasonably be expected to have, a Company Material Adverse Effect.

     Section 3.9 Contracts. Neither the Company nor any of its Subsidiaries is a party to, and none of their respective properties or other assets is subject to, any contract or agreement that is of a nature required to be filed as an exhibit to a report or filing under the Securities Act or the Exchange Act and the rules and regulations promulgated thereunder other than agreements that are filed as an exhibit to the Company SEC Reports. Neither the Company nor any of its Subsidiaries is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under) any loan or credit agreement, bond, debenture, note, mortgage, indenture, lease or other contract, agreement, obligation, commitment, arrangement, understanding, instrument, permit or license, whether oral or written, to which it is a party or by which it or any of its properties or other assets is bound, except for violations or defaults that individually or in the aggregate have not had and could not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has entered into any material contract, agreement, obligation, commitment, arrangement or understanding with any Affiliate of the Company that is currently in effect other than agreements that are disclosed in the Company SEC Reports. Neither the Company nor any of its Subsidiaries is a party to or otherwise bound by (i) any agreement or covenant not to compete or
(ii) any agreement or covenant restricting in any respect the development, marketing or distribution of products or services, in each case that (x) would materially interfere with the conduct of the business of the Company or any Subsidiary of the Company as presently conducted or (y) binds or restricts by its terms any current Affiliate of the Company (other than the Company and the Subsidiaries of the Company) or, after giving effect to the consummation of the Merger, Parent or any of its operating Subsidiaries in a manner that is materially adverse to Parent or any of its operating Subsidiaries.

     Section 3.10  Compliance; Permits.

     (a) Each of the Company and its Subsidiaries is in compliance with all statutes, laws, ordinances, rules, regulations, judgments, orders and decrees of any Governmental Entity (collectively, "Legal Provisions") applicable to it, its properties or other assets or its business or operations, except for instances of noncompliance or possible noncompliance that individually or in the aggregate have not had and could not reasonably be expected to have a Company Material Adverse Effect. Each of the Company and its Subsidiaries has in effect all approvals, authorizations, certificates, filings, franchises, licenses and permits from, and has submitted notices to, all Governmental Entities, including all authorizations under the
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Federal Food, Drug and Cosmetic Act of 1938, as amended (the "FDCA"), and the regulations of the Federal Food and Drug Administration (the "FDA") promulgated thereunder, and under Environmental Laws (collectively, "Permits"), necessary for it to own, lease or operate its properties and other assets and to carry on its business and operations as presently conducted, except for the failure to have such Permits or provide such notices that individually or in the aggregate has not had and could not reasonably be expected to have a Company Material Adverse Effect. There has occurred no default under, or violation of, any such Permit, except individually or in the aggregate as has not had and could not reasonably be expected to have a Company Material Adverse Effect. The consummation of the Merger, in and of itself, would not cause the revocation or cancellation of any such Permit that individually or in the aggregate could reasonably be expected to have a Company Material Adverse Effect. No action, demand, requirement or investigation by any Governmental Entity and no suit, action or proceeding by any other person, in each case with respect to the Company or any of its Subsidiaries or any of their respective properties or other assets under any Legal Provision, is pending or, to the knowledge of the Company, threatened, other than, in each case, those the outcome of which individually or in the aggregate have not had and could not reasonably be expected to have a Company Material Adverse Effect.

     Section 3.11  Employee Matters; ERISA.

     (a) Section 3.11(a) of the Company Disclosure Letter lists all employee benefit plans (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA")), all bonus, stock option, stock purchase, incentive, deferred compensation, retirement, supplemental retirement, severance and other or similar material fringe or employee benefit plans, programs or arrangements, whether written or oral, all consulting, employment, termination, change-in-control, severance or similar agreements with current, former and retired employees, officers, consultants, independent contractors, agents and directors of the Company and its Subsidiaries (each, an "Employee"), in each case, pursuant to which the Company or any of its Subsidiaries has or may have material liability, contingent or otherwise (together, the "Company Employee Plans"). The Company has delivered or made available to Parent true, complete and correct copies of each Company Employee Plan.

     (b) No Company Employee Plan, and no other plan or arrangement ever sponsored or maintained, contributed to or required to be contributed to, by the Company, any of its Subsidiaries or any Company ERISA Affiliate, is or was (i) an employee benefit plan subject to Title IV of ERISA or Section 312 of the Code or (ii) a "multi-employer plan" (within the meaning of Section 4001(a)(3) of ERISA). For purposes of this Agreement, "Company ERISA Affiliate" shall mean any business or entity which is a member of a "controlled group of corporations," under "common control" or a member of an "affiliated service group" with the Company within the meaning of Sections 414(b), (c) and (m) of the Code, or required to be aggregated with the Company under Section 414(o) of the Code, or under "common control" with the Company, within the meaning of Section 4001(a)(14) of ERISA.

     (c) Except as disclosed in the Company SEC Reports filed prior to the date of this Agreement, none of the Company Employee Plans promises or provides retiree medical or other retiree welfare benefits to any Employee, other than health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA. Except as set forth in the Company SEC Reports filed prior to the date of this Agreement or in Section 3.11 of the Company Disclosure Letter and except, in the aggregate, as would not have, or reasonably be expected to have, a Company Material Adverse Effect, (i) to the knowledge of the Company no party in interest or disqualified person (as defined in Section 3(14) of ERISA and Section 4975 of the Code) has at any time engaged in a transaction with respect to any Company Employee Plan which could subject the Company or any Company ERISA Affiliate, directly or indirectly, to any tax, penalty or other liability for prohibited transactions under ERISA or Section 4975 of the Code;
(ii) no fiduciary of any Company Employee Plan has, to the Company's knowledge, breached any of the responsibilities or obligations imposed upon fiduciaries under Title I of ERISA; (iii) all Company Employee Plans have been established and maintained substantially in accordance with their terms and have been operated in material compliance with the requirements of applicable law, and the Company, its Subsidiaries and Company ERISA Affiliates have performed all material obligations required
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to be performed by them under, and are not in default under or in violation of, any of the Company Employee Plans; (iv) each Company Employee Plan which is intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination letter from the Internal Revenue Service ("IRS") as to such qualification and stating that each trust forming a part of any such Company Employee Plan is exempt from tax pursuant to Section 501(a) of the Code or there is time remaining under Section 401(b) of the Code and the IRS regulations and pronouncements thereunder to apply for such favorable determination letter, and, to the Company's knowledge, nothing has occurred which may reasonably be expected to result in the revocation of such determination or the denial of such determination on application; (v) all contributions required to be made with respect to any Company Employee Plan have been made on or before their due dates (including any extensions thereof); and
(vi) no Company Employee Plan nor the Company, any of its Subsidiaries, any Company ERISA Affiliate, nor any administrator, trustee or other fiduciary of any Company Employee Plan is the subject of any actual or, to the Company's knowledge, threatened action, proceeding, investigation, claim, audit or investigation with respect to any Company Employee Plan including, without limitation, by the IRS, the Department of Labor or the PBGC, other than benefit claims in the ordinary course of administration of such Company Employee Plan.

     (d) Section 3.11(d) of the Company Disclosure Letter sets forth a true and complete list of each Employee who holds (i) any Company Option as of the date of this Agreement, together with the number of shares of Company Common Stock subject to such option, the exercise price of such option, the vested and unvested portion of such option, whether such option is intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code, the expiration date of such option and to what extent, if any, the vesting of such option will accelerate as a result of this Agreement and the transactions contemplated hereby or (ii) any shares of Company Common Stock that are restricted and the date(s) of lapse of such restrictions. In addition, Section 3.11(d) of the Company Disclosure Letter sets forth, in the aggregate, the number of shares of Company Common Stock underlying (i) all other outstanding rights under Company Employee Plans (other than plans that are qualified plans under Section 401(a) of the Code) to receive shares of Company Common Stock, to the extent that such shares of Company Common Stock are not included in the number of shares set forth in the second sentence of Section 3.3(a), and (ii) compensation based on the value of shares of Company Common Stock.

     (e) Except as disclosed on Section 3.11(e) of the Company Disclosure Letter, the execution and delivery of, and performance of the transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) (i) constitute an event under any Company Employee Plan, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee (other than vesting as required under Section 411(d)(3) of the Code and distribution of benefits in connection with the termination of a employee pension plan if required under this Agreement), or (ii) result in the triggering or imposition of any restrictions or limitations on the right of the Parent, the Company or any of their respective Subsidiaries to amend or terminate any Company Employee Plan. No payment or benefit which is required to be paid or distributed, prior to or after the Closing, by Parent, the Company, the Surviving Corporation or any of their respective Subsidiaries to any Employee will be characterized as an "excess parachute payment," within the meaning of Section 280G(b)(1) of the Code. No Employee is entitled to receive any additional payment from the Company or any of its Subsidiaries, the Surviving Corporation or any other person in the event that the excise tax required by Section 4999(a) of the Code is imposed on such person.

     (f) There is no commitment covering any Employee that, individually or in the aggregate, would be reasonably likely to give rise to the payment of any amount that would result in a material loss of tax deductions pursuant to
Section 162(m) of the Code.

     Section 3.12 Labor Matters. Except as set forth in the Company SEC Reports filed prior to the date of this Agreement or in Section 3.11 of the Company Disclosure Letter, no work stoppage or labor strike against the Company or any of its Subsidiaries by Employees is pending or threatened, which, in the aggregate, has had, or would reasonably be expected to have, a Material Adverse Effect. Neither the
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Company nor any of its Subsidiaries (i) is involved in or threatened with any labor dispute, grievance, or litigation relating to labor matters involving any Employees, including, without limitation, violation of any federal, state or local labor, safety or employment laws (domestic or foreign), charges of unfair labor practices or discrimination complaints; (ii) has engaged in any unfair labor practices within the meaning of the National Labor Relations Act or the Railway Labor Act; or (iii) is presently, nor has been in the past a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no such agreement or contract is currently being negotiated by the Company or any of its Affiliates. No Employees are currently represented by any labor union for purposes of collective bargaining and to the knowledge of the Company no activities the purpose of which is to achieve such representation of all or some of such Employees are threatened or ongoing. The Company and each of its Subsidiaries (i) is in compliance with all applicable federal, state and local laws, rules and regulations (domestic and foreign) respecting employment, employment practices, labor, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Employees; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits for Employees, except for any such failure to so comply or withhold together with any such liability would not have, or would not reasonably be expected to have, a Company Material Adverse Effect.

     Section 3.13  Environmental Matters.

     (a) Except as set forth in the Company SEC Reports filed prior to the date of this Agreement and except for those matters, in the aggregate, that would not have, or reasonably be expected to have, a Company Material Adverse Effect:

          (i) The Company and each of its Subsidiaries, and, to the knowledge of the Company, their respective predecessors, if any, have been at all times operated, and are, in full compliance in all material respects with all applicable Environmental Laws, including all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in all applicable Environmental Laws.

          (ii) The Company and each of its Subsidiaries have obtained, are in compliance with, and have made all appropriate filings for issuance or renewal of, all permits, licenses, authorizations, registrations and other governmental consents required by applicable Environmental Laws ("Environmental Permits"), including, without limitation, those regulating emissions, discharges or releases of Hazardous Substances, or the use, storage, treatment, transportation, release, emission and disposal of raw materials, by-products, wastes and other substances used or produced by or otherwise relating to the business of the Company or any of its Subsidiaries.

          (iii) To the Company's knowledge, all of the Company's and its Subsidiaries' owned or leased real property is free of any Hazardous Substances (except those authorized pursuant to and in accordance with Environmental Permits held by the Company and its Subsidiaries) and free of all contamination arising from, relating to or resulting from any release, discharge or emission of Hazardous Substances.

          (iv) There are no claims, notices, civil, criminal or administrative actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries that are based on or related to any Environmental Matters or the failure to have any required Environmental Permits.

          (v) To the Company's knowledge, there are no past or present conditions, events, circumstances, facts, activities, practices, incidents, actions, omissions or plans that are reasonably likely to (A) give rise to any liability or other obligation under any Environmental Laws that is reasonably likely to require the Company or any of its Subsidiaries to incur any actual or potential Environmental Costs, or (B) form the basis of any claim, action, suit, proceeding, hearing, investigation or inquiry against

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     or involving the Company or any of its Subsidiaries based on or related to any Environmental Matter or that could require the Company or any of its Subsidiaries to incur any Environmental Costs.

          (vi) To the Company's knowledge, there are no underground or aboveground storage tanks, incinerators or surface impoundments at, on, or about, under or within any real property owned, leased, operated or controlled in whole or in part by the Company or any of its Subsidiaries.

          (vii) Neither the Company nor any of its Subsidiaries has received any notice (written or oral) or other communication that any of them is or may be a potentially responsible person or otherwise liable in connection with any waste disposal site allegedly containing any Hazardous Substances, or other location used for the disposal of any Hazardous Substances, or notice of any failure of the Company or any of its Subsidiaries to comply in any material respect with any Environmental Law or the requirements of any Environmental Permit.

          (viii) To the Company's knowledge, neither the Company nor any of its Subsidiaries has used any waste disposal site, or otherwise disposed of, transported, or arranged for the transportation of, any Hazardous Substances to any place or location, or in violation of any Environmental Laws.

          (ix) Neither the Company nor any of its Subsidiaries has been in violation of any Environmental Laws, nor has it been requested or required by any Governmental Entity to perform any investigatory or remedial activity or other action in connection with any actual or alleged release of Hazardous Substances or any other Environmental Matter.

     (b) The Company has delivered or made available to Parent true and complete copies and results of any reports, studies, analyses, tests, or monitoring possessed or initiated by the Company, or any of its Subsidiaries pertaining to Hazardous Substances at, on, about, under or within any Facilities or any real property formerly owned, leased, operated or controlled by the Company or any of its Subsidiaries or any of their predecessors, or concerning compliance by the Company or any of its Subsidiaries, or any other Person for whose conduct they are or may be held responsible, with Environmental Laws.

     For the purposes of this Agreement, the following terms shall have the meanings indicated:

          "Environmental Costs" means, without limitation, any actual or potential cleanup costs, remediation, removal or other response costs (which, without limitation, shall include costs to cause the representing party or its Subsidiaries to come into compliance with Environmental Laws), investigation costs (including, without limitation, fees of consultants, counsel and other experts in connection with any environmental investigation, testing, audits or studies), losses, liabilities or obligations (including, without limitation, liabilities or obligations under any lease or other contract), payments, damages (including, without limitation, any actual, punitive or consequential damages under any statutory laws, common law cause of action or contractual obligations or otherwise, including without limitation damages (a) to third parties for personal injury or property damage, or (b) to natural resources), civil or criminal fines or penalties, judgments and amounts paid in settlement arising out of or relating to or resulting from any Environmental Matter.

          "Environmental Matter" means any matter arising out of, relating to, or resulting from pollution, contamination, protection of the environment, human health or safety, health or safety of employees, sanitation, and any matters relating to emissions, discharges, disseminations, releases or threatened releases, of Hazardous Substances into the air (indoor and outdoor), surface water, groundwater, soil, land surface or subsurface, buildings, facilities, real or personal property or fixtures or otherwise arising out of, relating to, or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, release or threatened release of Hazardous Substances.

          "Hazardous Substances" means any pollutants, contaminants, toxic or hazardous or extremely hazardous substances, materials, wastes, constituents, compounds, chemicals, natural or man-made elements or forces (including, without limitation, petroleum or any by-products or fractions thereof, any form of natural gas, lead, asbestos and asbestos-containing materials ("ACM"), building construction materials and debris, polychlorinated biphenyls ("PCBs") and PCB-containing equip-

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     ment, radon and other radioactive elements, ionizing radiation, electromagnetic field radiation and other non-ionizing radiation, sonic forces and other natural forces, infectious, carcinogenic, mutagenic, or etiologic agents, pesticides, defoliants, explosives, flammables, corrosives and urea formaldehyde foam insulation) that are regulated by, or may form the basis of liability under, any Environmental Laws.

          "Environmental Laws" means, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq., the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Sections 136 et seq., the Clean Air Act, 42 U.S.C. Sections 7401 et. seq., the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251 et seq., the Safe Drinking Water Act, 42 U.S.C. Sections 300f et seq., the Occupational Safety and Health Act, 29 U.S.C. Sections 641, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801, et seq., as any of the above statutes have been or may be amended from time to time, all rules and regulations promulgated pursuant to any of the above statutes, and any other foreign, federal, state or local law, statute, ordinance, rule or regulation governing Environmental Matters, as the same have been or may be amended from time to time, including any common law cause of action providing any right or remedy relating to Environmental Matters, all indemnity agreements and other contractual obligations (including leases, asset purchase and merger agreements) relating to environmental matters, and all applicable judicial and administrative decisions, orders, and decrees relating to Environmental Matters.

          "Facilities" means all real property owned, leased, operated or controlled by the Company or any of its Subsidiaries and any buildings, facilities, machinery, equipment, furniture, leasehold and other improvements, fixtures, vehicles, structures, any related capital items and other tangible property (in each case owned, leased, operated or controlled by the Company or any of its Subsidiaries) located on, in, under, or above the real property of the Company or any of its Subsidiaries.

     Section 3.14  Title to Properties.

     (a) Each of the Company and its Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and other assets except for such as are no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business and except for defects in title, easements, restrictive covenants and similar encumbrances that individually or in the aggregate have not materially interfered with, and could not reasonably be expected to materially interfere with, its ability to conduct its business as presently conducted. All such material assets and properties, other than assets and properties in which the Company or any of its Subsidiaries has a leasehold interest, are free and clear of all Liens, except for Liens that individually or in the aggregate have not materially interfered with, and could not reasonably be expected to materially interfere with, the ability of the Company or any of its Subsidiaries to conduct its business as presently conducted.

     (b) Each of the Company and its Subsidiaries has complied with the terms of all material leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect, except for such noncompliance or failure to be in full force and effect that individually or in the aggregate has not had and could not reasonably be expected to have a Company Material Adverse Effect. Each of the Company and its Subsidiaries enjoys peaceful and undisturbed possession under all such leases, except for failures to do so that individually or in the aggregate have not had and could not reasonably be expected to have a Company Material Adverse Effect.

     Section 3.15  Board Action; Vote Required.

     (a) The Company's Board of Directors has unanimously approved and declared advisable this Agreement and the Stockholders Agreement and the transactions contemplated hereby and thereby, including any acquisition of Company Common Stock by Parent pursuant to any such agreement or

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

otherwise, has determined that the transactions contemplated hereby and thereby are fair to and in the best interests of the Company and its stockholders and has resolved, subject to the terms of Section 6.1, to recommend to its stockholders that they vote in favor of approving and adopting this Agreement and the Merger. The Company's Board of Directors has taken all necessary action to exempt the Merger, this Agreement and the Stockholders Agreement (including the purchase of Company Common Stock under the Stockholders Agreement) and the transactions contemplated hereby or thereby under Section 203 of the DGCL and Chapter 23B.19 of the Washington Business Corporation Act. No "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute applicable to the Company will prevent or otherwise delay the consummation of transactions contemplated hereby or thereby. The Company acknowledges that Parent may purchase shares of Company Common Stock after the date hereof in the open market (subject to state and federal laws, rules and regulations) but will not (i) become an "interested stockholder" under Section 203 of the DGCL ("Section 203") by reason of such open market purchases so long as Parent does not "own" more than 15% of the outstanding voting stock of the Company following the completion of such purchases (as such terms are defined in Section 203), excluding any Shares which Parent is deemed to beneficially own as a result of the Stockholders Agreement, or (ii) become an "acquiring person" under Chapter 23B.19 of the Washington Business Corporation Act ("Chapter 23B.19") by reason of open market purchases so long as Parent does not "beneficially own" more than 10% of the outstanding voting stock of the Company following the completion of such purchases (as such terms are defined in Chapter 23B.19), excluding any Shares which Parent is deemed to beneficially own as a result of the Stockholders Agreement.

     (b) The affirmative vote of the holders of a majority of the votes cast by holders of shares of Company Common Stock entitled to vote thereon is necessary to approve and adopt this Agreement and the Merger. Such vote is the only vote or approval of holders of shares of any class or series of the Company's capital stock required in connection with this Agreement and the transactions contemplated hereby and thereby.

     Section 3.16 Opinion of Financial Advisor. The Board of Directors of the Company has received the written opinion of Lazard Freres & Co., LLC, dated as of the date of this Agreement, to the effect that, subject to the qualifications and limitations contained therein, as of the date of this Agreement, the Exchange Ratio is fair to the holders of Company Common Stock from a financial point of view, signed copies of which opinion has been, or will promptly be, delivered to Parent.

     Section 3.17 Brokers. Lazard Freres & Co., LLC is the only broker, finder, investment banker or other person entitled to any brokerage, finder's, investment banking or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. The Company has previously provided to Parent a copy of the letter agreement, dated April 18, 2001, between Lazard Freres & Co., LLC and the Company giving rise to a fee to Lazard Freres & Co., LLC.

     Section 3.18 Tax Matters. (a) The Company and each of its Subsidiaries have timely filed all required Tax Returns and all such Tax Returns are accurate and complete in all respects, except to the extent any such failure to file or such inaccuracy in any filed Tax Return, in the aggregate, would not have a Material Adverse Effect. All Taxes owed which are due and payable by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been paid, except to the extent any such failure to pay, in the aggregate, would not have a Material Adverse Effect.

     (b) The most recent financial statements contained in the Company SEC Reports reflect adequate reserves for all Taxes payable by the Company and its Subsidiaries for all Tax periods and portions thereof through the date of such financial statements, except to the extent that any failure to so reserve, in the aggregate, would not have a Material Adverse Effect. No deficiency with respect to Taxes has been proposed, asserted or assessed against the Company or any of its Subsidiaries, and to the knowledge of the Company, no Tax deficiency has been threatened, except to the extent any such deficiency in the aggregate, would not have a Material Adverse Effect.

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     (c) The federal income Tax Returns of the Company and each of its
Subsidiaries consolidated in such Tax Returns have never been examined by the Internal Revenue Service.

     (d) Except for Liens for current Taxes not yet due and payable, there is no Lien affecting any of the assets or properties of the Company or any of its Subsidiaries, except for Liens which, in the aggregate, would not have a Material Adverse Effect.

     (e) Neither the Company nor any of its Subsidiaries is a party to any Tax allocation or Tax sharing agreement.

     Section 3.19 Restrictions on Business Activities. Except for this Agreement, there is no judgment, injunction, order or decree or material agreement (including, without limitation, agreements containing provisions restricting the Company or any of its Subsidiaries from entering or engaging in any line of business, agreements containing geographic restrictions on the Company's or any of its Subsidiaries' ability to operate their respective businesses and agreements containing rights of first refusal, rights of first offer, exclusivity, "requirements" or similar provisions) binding upon the Company or any of its Subsidiaries which has or would reasonably be expected to have the effect of prohibiting or impairing the conduct of the businesses of the Company or any of its Subsidiaries or, to the Company's knowledge, after the Effective Time, Parent or any of its Subsidiaries, taken together.

     Section 3.20  Intellectual Property.

     (a) Set forth in Section 3.20(a) of the Company Disclosure Letter is a complete list of each of the following items (i) all patents and pending applications therefor, registrations of trademarks (including service marks) and pending applications therefor, and registrations of copyrights and applications therefor and registered mask works and pending applications therefor, that are owned by the Company or any of its Subsidiaries or licensed to the Company or any of its Subsidiaries (collectively, the "Company Owned IP"), (ii) all licenses, agreements and contracts relating to the Company Intellectual Property (as defined in Section 3.20(b) of this Agreement) pursuant to which the Company or any of its Subsidiaries are entitled to use any Company Intellectual Property owned by any third party (the "Third Party Licenses") and (iii) all agreements under which the Company or any of its Subsidiaries has granted any third party the right to use any Company Intellectual Property, including the unexpired material transfer agreements.

     (b) Except to the extent identified in Sections 3.20(b), 3.20(c), 3.20(i) or 3.20(l) of the Company Disclosure Letter, the Company, or its Subsidiaries where expressly indicated, is the owner of, or is licensed to use, in all jurisdictions as necessary, all intellectual property, including, without limitation, all patents and pending patent applications, supplementary protection certificates, patent reissues, reexaminations, extensions, trademarks and pending trademark applications, trade dress, service marks and service mark registrations, pending service mark applications, domain names, logos, commercial symbols, business name registrations, trade names, copyrights and copyright registrations, computer hardware and software, mask works and pending mask work registration applications, industrial designs and pending applications for registration of such industrial designs, including, without limitation, any and all pending applications for renewal, extensions, reexaminations and reissues of any of the foregoing intellectual property rights where applicable, inventions (whether patentable or unpatentable and whether or not reduced to practice), biological materials, trade secrets, formulae, know-how, technical information, research data, research raw data, laboratory notebooks, procedures, designs, proprietary technology and information (hereinafter collectively, "Intellectual Property Rights") held or used in the business or necessary for the operation of the properties, assets and businesses of the Company and its Subsidiaries (hereinafter the "Company Intellectual Property"), except as would not, individually or in the aggregate, have or reasonably be expected to have, a Company Material Adverse Effect, and except for any Intellectual Property Rights the Company reasonably believes after due investigation to be invalid.

     (c) Except to the extent identified in Section 3.20(c) of the Company Disclosure Letter, the Company and its Subsidiaries are the sole legal and beneficial owners of all the Company Intellectual Property (subject to the Third Party Licenses), except as would not, individually or in the aggregate, have or reasonably be expected to have, a Company Material Adverse Effect.

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     (d) The Company has not entered into any agreements, licenses or created any mortgages, liens, security interests, leases, pledges, encumbrances, equities, claims, charges, options, restrictions, rights of first refusal, title retention agreements or other exceptions to title which convey any rights in the Company Intellectual Property, limit the ability of the Company to enforce or maintain Company Intellectual Property or restrict the use by the Company or any of its Subsidiaries of the Company Intellectual Property in any way, except as provided in agreements and instruments disclosed in Section 3.20(d) of the Company Disclosure Letter and furnished to Parent prior to the date of this Agreement.

     (e) Except as listed in Section 3.20(e) of the Company Disclosure Letter, to the knowledge of the Company, the Company and its Subsidiaries are in compliance in all material respects with the Third Party Licenses that are material to the conduct of the business of the Company.

     (f) Except as set forth on Section 3.20(f) of the Company Disclosure Letter, (i) the Company and its Subsidiaries are not, and will not be as a result of the execution, delivery or performance of this Agreement, or the consummation of the Merger or the other transactions contemplated hereby or thereby in breach, violation or default of any Third Party Licenses that are material to the conduct of the business of the Company and (ii) the rights of the Company or any of its Subsidiaries to the Company Intellectual Property will not be affected by the execution, delivery or performance of this Agreement or the consummation of the Merger or the other transactions contemplated hereby or thereby.

     (g) Except as set forth on Section 3.20(g) of the Company Disclosure Letter, the Company and its Subsidiaries have the right to license to third parties the use of all Company Intellectual Property. The Company and its Subsidiaries have the right to grant the licenses to Parent pursuant to Section
2.11 hereof.

     (h) Except as listed in Section 3.20(h) of the Company Disclosure Letter, to the knowledge of the Company, (i) all registrations and filings relating to the Company Owned IP are in good standing, (ii) all maintenance and renewal fees necessary to preserve the rights of the Company in respect of the Company Owned IP have been made and (iii) the registrations and filings relating to the Company Owned IP are proceeding and there are no material facts which could significantly undermine those registrations or filings or reduce to a significant extent the scope of protection of any patents arising from such applications.

     (i) Except as set forth on Section 3.20(i) of the Company Disclosure Letter, the practice, manufacturing, marketing, distribution, testing, sale, offer for sale, importation and use of technologies, compounds, products, processes, nucleic acid arrays, methods, software and technologies previously used and presently in use by the Company or its Subsidiaries, licensees or sublicensees in the countries where the Company has conducted or proposes to conduct such activities, to the knowledge of the Company, does not and would not infringe and does not and will not result in the misappropriation or other unauthorized use of Intellectual Property Rights of any third party that are reasonably believed by the Company after due investigation to be valid, except as would not, individually or in the aggregate, have, or reasonably expected to have, a Company Material Adverse Effect.

     (j) Except for the matters set forth in Section 3.20(j) of the Company Disclosure Letter, there are no allegations, claims, suits or proceedings instituted or pending against the Company, or, to the Company's knowledge, against any other person, which challenge the rights possessed by the Company or its Subsidiaries to use the Company Intellectual Property or the ownership (with respect to Company Owned IP), validity, priority, enforceability, scope or effectiveness of any of the Company Intellectual Property, including without limitation any interferences, oppositions, cancellations or other contested proceedings and, to the knowledge of the Company, there are no threats of the same.

     (k) [Intentionally omitted]

     (l) To the knowledge of the Company, except for the matters set forth in
Section 3.20(l) of the Company Disclosure Letter, there is no unauthorized use, infringement or misappropriation of the Company Intellectual Property by any third party, including any employee or former employee of the Company or any of its Subsidiaries, except as would not, individually or in the aggregate, have, or reasonably be expected to have, a Company Material Adverse Effect.
                                       A-20
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     (m) [Intentionally Omitted]

     (n) Except as set forth in Section 3.20(n) of the Company Disclosure Letter, (i) commercially reasonable measures have been taken to maintain the confidentiality of the inventions, trade secrets, formulae, know-how, technical information, research data, research raw data, laboratory notebooks, procedures, designs, proprietary technology and information of the Company and its Subsidiaries, and all other information the value of which to the Company or any of its Subsidiaries is contingent upon maintenance of the confidentiality thereof and (ii) without limiting the generality of the foregoing, each employee, officer, and director of the Company and each consultant to the Company who was involved in the development of Company Intellectual Property or who has had access to proprietary information of the Company has entered into an agreement suitable to vest all ownership rights to any Company Intellectual Property (subject to the Third Party Licenses) and has entered into an agreement for maintaining all confidential information of the Company except for those individuals listed in Section 3.20(n) of the Company Disclosure Letter whose involvement in the business of the Company is described with specificity therein.

     (o) [Intentionally Omitted]

     (p) Except as set forth in Section 3.20(p) of the Company Disclosure Letter, the Company has not entered into any Contract to indemnify any other person for or against any charge of infringement or misappropriation of, or interference or conflict with respect to, any of the Company Intellectual Property.

                                   ARTICLE IV

     Except as set forth in the disclosure schedule delivered by Parent to the Company prior to the execution of this Agreement (the "Parent Disclosure Letter"), Parent and Merger Sub represent and warrant to the Company as follows:

     Section 4.1 Capitalization of Merger Sub. The authorized capital stock of Merger Sub consists of one thousand (1,000) shares of Common Stock, par value $.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is owned by Parent, and there are (i) no other shares of capital stock or other voting securities of Merger Sub, (ii) no securities of Merger Sub convertible into or exchangeable for shares of capital stock or voting securities of Merger Sub and (iii) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has not (i) engaged in any business activities, (ii) conducted any operations other than in connection with the transactions contemplated hereby or
(iii) incurred any liabilities other than in connection with the transactions contemplated hereby.

     Section 4.2 Organization, Good Standing and Qualification. Each of Parent and its Subsidiaries is a corporation duly organized, validly existing and in good standing (where such concept is recognized) under the laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction (where such concept is recognized) where the ownership or operation of its properties or conduct of its business requires such qualification, except where the failure to be so qualified or in such good standing, when taken together with all other such failures, is not reasonably likely to cause a Parent Material Adverse Effect. Parent has made available to the Company a complete and correct copy of Parent's certificate of incorporation and bylaws, as amended to the date hereof. Parent's certificate of incorporation and bylaws so delivered are in full force and effect.

     Section 4.3 Corporate Authority. No vote of holders of capital stock of Parent is necessary to approve this Agreement or the Merger and the other transactions contemplated hereby. Each of Parent and Merger Sub has all requisite corporate power and authority and each has taken all corporate action necessary (including approval of the shareholders of Merger Sub) in order to execute, deliver and perform
                                       A-21
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its obligations under this Agreement, the Stockholders Agreement and the
Employment Contracts and the transactions contemplated hereby and thereby and to consummate the Merger. This Agreement, the Stockholders Agreement and the Employment Contracts are valid and binding agreements of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with their respective terms (to the extent Parent and Merger Sub are a party to such agreements).

     Section 4.4  No Conflict; Required Filings and Consents.

     (a) The execution and delivery by Parent and Merger Sub of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement and compliance with the provisions of this Agreement do not and will not, and the performance by Parent and Merger Sub of their respective obligations hereunder do not and will not conflict with or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon any of the properties or other assets of Parent, or any of its Subsidiaries under, (i) the Certificate of Incorporation or By-laws of Parent or the comparable organizational documents of its Subsidiaries, (ii) subject to obtaining or making the notices, reports, filings, waivers, consents, approvals or authorizations referred to in paragraph (b) below; any statute, ordinance, any law, regulation, order, judgment or decree applicable to Parent or any of its Subsidiaries or by which any of their respective property is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, require the consent of any other party to, or result in any obligation on the part of Parent to repurchase (with respect to a debenture, bond or note), pursuant to any agreement, contract, instrument, debenture, bond, note, indenture, permit, license, sub-license or franchise, whether oral or written, to which Parent is a party or by which Parent or any of its property is bound or affected, except, in the case of clauses (ii) and (iii) above, as would not be reasonably likely cause a Parent Material Adverse Effect.

     (b) Except for (i) applicable filings required under the premerger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act") (ii) applicable filings and approvals under federal, state, local or foreign regulatory laws, all of which are set forth in the Parent Disclosure Letter,
(iii) the filing of a certificate of merger with respect to the Merger as required by the DGCL, (iv) filings with the SEC under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), (v) applicable filings with the NYSE; and (vi) any filings required or approvals necessary pursuant to any state securities or "blue sky" laws, neither the Parent nor Merger Sub is required to submit any notice, report or other filing to any Governmental Entity, and no waiver, consent, approval, order or authorization of any Governmental Entity is required to be obtained by the Company or any of its Subsidiaries, in connection with the execution, delivery or performance of this Agreement except for such notices, reports, filings, waivers, consents, approvals or authorizations that, if not made or obtained, would not be reasonably likely to cause a Parent Material Adverse Effect.

     Section 4.5  SEC Reports; Financial Statements.

     (a) Parent has timely filed all forms, reports, statements, schedules and other documents (including all annexes, exhibits, schedules, amendments and supplements thereto) required to be filed by it with the SEC since December 31, 2000, has delivered or made available to the Company all forms, reports, statements, schedules and other documents (except for preliminary materials) (including all annexes, exhibits, schedules, amendments and supplements thereto) filed by it with the SEC since December 31, 2000 (such forms, reports statements, schedules and documents filed by Parent with the SEC, including any such forms, reports, statements, schedules and other documents filed by Parent with the SEC after the date of this Agreement and prior to the Closing Date, are referred to herein, collectively, as the "Parent SEC Reports"), and with respect to the Parent SEC Reports filed by Parent after the date of this Agreement and prior to the Closing Date, will deliver or make available to the Company all of such Parent SEC Reports in the form filed with the SEC. As of their respective filing dates, the Parent SEC

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

Reports (including all information incorporated therein by reference) (i) complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (b) The consolidated balance sheets of the Parent (including all related notes) included in the financial statements contained in the Parent SEC Reports (or incorporated therein by reference) present fairly, in all material respects, the consolidated financial position of the Parent as of the respective dates indicated, and each of the consolidated statements of income, consolidated statements of cash flows and consolidated statements of changes in stockholders' equity of the Parent (including all related notes) contained in such financial statements present fairly, in all material respects, the consolidated results of operations, cash flows and changes in stockholders' equity of the Parent for the respective periods indicated, in each case in conformity with GAAP applied on a consistent basis throughout the periods involved (except for changes in accounting principles disclosed in the notes thereto) and the rules and regulations of the SEC, except that unaudited interim financial statements are subject to normal and recurring year-end adjustments and any other adjustments described therein and do not include certain notes and other information which may be required by GAAP but which are not required under the Exchange Act. The financial statements included in the Parent SEC Reports are in all material respects in accordance with the books and records of the Parent.

     Section 4.6 Brokers. J.P. Morgan Securities Inc. is the only broker, finder or investment banker or other person entitled to any brokerage, finder's, investment banking or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.

     Section 4.7 Information Supplied. None of the information supplied or to be supplied by Parent or Merger Sub specifically for inclusion or incorporation by reference in (i) the Form S-4 will, at the time the Form S-4 is filed with the SEC, at any time it is amended or supplemented and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, or (ii) the Proxy Statement/Prospectus will, at the date it is first mailed to the stockholders of the Company and at the time of the Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Form S-4 will comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder, except that no representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by the Company specifically for inclusion or incorporation by reference in the Form S-4.

     Section 4.8 Absence of Certain Changes. Except as disclosed in the Parent SEC Reports filed prior to the date of this Agreement, since December 31, 2000, there have not been any changes to the condition (financial or otherwise), assets, liabilities, business, or results of operations of the Parent, or any other developments with respect to the Parent, whether or not in the ordinary course of business, that, individually or in the aggregate with all other such changes and developments, have had, or would reasonably be expected to have, a material adverse effect on Parent; provided, however, that none of the Excluded MAE Factors shall be deemed (either alone or in combination) to constitute, and none of the Excluded MAE Factors shall be taken into account in determining whether there has been or will be, a material adverse effect on Parent for purposes of any representation or warranty made by Parent, including those made under this Section 4.8.

     Section 4.9 Litigation. There is no civil, criminal or administrative action, suit, claim, proceeding or investigation pending or, to the knowledge of the Parent, threatened, against or affecting the Parent or any of its Subsidiaries or any of their respective assets or properties, that individually or in the aggregate are reasonably likely to cause a Parent Material Adverse Effect. There is no judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against, or, to the knowledge of the Parent, investigation by any Governmental Entity involving, the Parent or any of its Subsidiaries that individually or in the aggregate are reasonably likely to cause a Parent Material Adverse Effect.

     Section 4.10 Compliance. Each of the Parent and its Subsidiaries is in compliance with all Legal Provisions applicable to it, its properties or other assets or its business or operations, except for any such defaults or violations that, individually or in the aggregate, are not reasonably likely to cause a Parent Material Adverse Effect. No action, demand, requirement or investigation by any Governmental Entity and no suit, action or proceeding by any other person, in each case with respect to the Parent or any of its Subsidiaries or any of their respective properties or other assets under any Legal Provision, is pending or, to the knowledge of the Company, threatened, other than, in each case, those the outcome of which individually or in the aggregate are not reasonably likely to cause a Parent Material Adverse Effect.

                                   ARTICLE V

     Section 5.1 Interim Operations of the Company. Between the date of this Agreement and the Effective Time, the Company shall, and shall cause each of its Subsidiaries to (unless Parent shall otherwise approve in writing or except as otherwise permitted by this Agreement or disclosed in the Company Disclosure Letter):

          (a) conduct its business in all material respects in the ordinary course consistent with past practice taking into account new scientific projects currently planned by the Company and as previously communicated by the Company to Parent and, to the extent consistent therewith, use reasonable best efforts to (i) preserve intact its business organization;
     (ii) keep available the services of its officers and employees and (iii) maintain its existing relations and goodwill with customers, suppliers, regulators, distributors, creditors, lessors, sales agents and others having business dealings with it

          (b) not (i) amend the Certificate of Incorporation or By-laws of the Company; (ii) split, combine, subdivide or reclassify its outstanding shares of capital stock or other equity securities; (iii) declare, set aside or pay any dividend or distribution payable in cash, stock or property in respect of any of its shares of capital stock or other equity securities, or securities convertible into, exercisable for or exchangeable for, any of its shares of capital stock or other equity securities, other than dividends and distributions by wholly owned Subsidiaries of the Company; (iv) repurchase, redeem or otherwise acquire or permit any of its Subsidiaries to purchase, redeem or otherwise acquire, any shares of its capital stock or other equity securities, or securities convertible into, exercisable for or exchangeable for, any of its shares of capital stock or other equity securities (it being understood that this clause (iv) shall not (A) prohibit the exercise, exchange or conversion of Company Equity Equivalent Securities or (B) apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Company or any Subsidiary pursuant to agreements under which the Company has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal); or (v) enter into any agreement or letter of intent, agreement in principle or similar arrangement to sell, transfer or otherwise dispose of, or purchase or otherwise acquire, in the aggregate, a material amount of assets or properties or any material business by merger, consolidation, transfer or acquisition of shares of capital stock or otherwise;

          (c) not enter into any contracts, agreements, binding arrangements or understandings relating to the research, collaboration, development, distribution, supply, license, co-promotion or manufacturing by third parties of products of the Company or any Subsidiary of the Company or products licensed by the Company or any Subsidiary of the Company, other than (i) pursuant to any such contracts, agreements, arrangements or understandings currently in place (that have been disclosed in writing to Parent prior to the date hereof) in accordance with their terms as of the date hereof; (ii) contracts, agreements, binding arrangements or understandings relating to research or development or pursuant to which the Company or any of its Subsidiaries obtains the supply of ingredients or components of products, in each case entered into in the ordinary course of business consistent with past practice and that do not provide for the grant of any licenses or marketing rights under any Intellectual Property Rights of the Company or any of its Subsidiaries, and
     (iii) contracts, agreements, binding arrangements or understandings relating to research or development entered into in the ordinary course of business consistent with past practice and any license agreements or arrangements entered into in the ordinary course of business consistent with past practice in connection therewith, provided that, in the case of this clause (iii), the Company or such Subsidiary obtains Parent's consent prior to entering into any such contract, agreement, binding arrangement or understanding (other than in connection with sales of the Company's "Resolver" software);

          (d) other than license agreements or arrangements permitted by Section 5.1(c), not sell, transfer or license to any person or otherwise extend, amend or modify any rights to the Company Intellectual Property Rights;

          (e) except as required by applicable law or pursuant to contractual obligations in effect as of the date of this Agreement, not (i) execute, establish, adopt or amend, or accelerate rights or benefits under, any agreement relating to severance or change-in-control, any Company Employee Plan, any employment or consulting agreement with any Employee or any collective bargaining agreement; (ii) increase the compensation payable or to become payable to any Employee (except for increases in the ordinary course of business consistent with past practices); (iii) grant any severance or termination pay to any Employee (except consistent with past practices); or (iv) grant any stock options or other equity related awards, except for (A) grants to new employees (excluding executive officers or directors) consistent with the parameters set forth in Section 5.1(e) of the Company Disclosure Letter and at exercise prices not less than the then-current fair-market-value of the Company Common Stock and (B) grants pursuant to commitments existing as of the date hereof as set forth on
     Section 5.1(e) of the Company Disclosure Letter;

          (f) not issue, deliver, grant, sell, pledge or otherwise dispose of shares of any class of its capital stock, other equity securities, or any securities convertible, exercisable or exchangeable for or into, any such shares or other equity securities, except upon the exercise, exchange or conversion of Company Equity Equivalent Securities;

          (g) not change its accounting policies, practices or methods except as required by GAAP or by the rules and regulations of the SEC;

          (h) not take any action to render inapplicable, or to exempt any third party from, any provision of the Certificate of Incorporation of the Company or any statute referred to in Section 6.9;

          (i) not take any action that would be reasonably likely to result in any of the conditions set forth in Article VII of this Agreement not being satisfied or that would be reasonably likely to prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated hereby in accordance with the terms hereof;

          (j) not take any action to cause the shares of Company Common Stock to cease to be quoted on the NASDAQ;

          (k) not waive any of its rights under, or release any other party from such other party's obligation under, or amend any provision of, any confidentiality or standstill agreement;

          (l) not issue, deliver, grant, sell, pledge or otherwise dispose of any bonds, debentures, notes or other indebtedness, in each case having the right to vote together with the Company's stockholders on any matter;

          (m) not (i) incur any indebtedness for borrowed money (including by issuance of debt securities) other than short-term borrowings under the Company's existing credit facilities or issue any debt securities or, other than in the ordinary course of business and in amounts that are not material, assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances (other than loans or advance to employees of the Company and its Subsidiaries in the ordinary course of business consistent with past practice or guarantees of obligations of Subsidiaries) or make any capital contributions to, or investments in, any other person, other than in the ordinary course of business and in amounts that are not material; (ii) enter into any material contract or agreement other than in the ordinary course of business consistent with past practice; (iii) authorize any single capital expenditure or series of related capital expenditures which is or are in excess of $500,000 or capital expenditures which are, in the aggregate, reasonably likely to result in aggregate capital expenditures in excess of $7.5 million for the Company and its Subsidiaries taken as a whole for the 12 month period ending December 31, 2001; or (iv) make any expenditure or investment of cash or cash equivalents not otherwise contemplated by this
     Section 5.1 which are in excess of $100,000 individually or $1.0 million in the aggregate;

          (n) except as may be required by law, not make any material tax election, make or change any method of accounting with respect to Taxes, file any amended Tax Returns or settle or compromise any material federal, state, local or foreign Tax liability;

          (o) not settle or compromise any pending or threatened suit, action or claim which is material to the Company and its Subsidiaries taken as a whole, or which relates to the transactions contemplated hereby; provided, however, the Company may settle any litigation or threatened litigation disclosed in Section 5.1(o) of the Company Disclosure Letter if such settlement (i) involves aggregate payments of less than or equal to $50,000, (ii) does not restrict in any manner the future operations of the Company or its Subsidiaries and (iii) is not otherwise material to the Company or its Subsidiaries;

          (p) not adopt a plan of partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries not constituting an inactive Subsidiary (other than the Merger);

          (q) not pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction (i) in the ordinary course of business and consistent with past practice or in accordance with their terms of liabilities reflected or reserved against in the financial statements of the Company, or (ii) of liabilities incurred in the ordinary course of business and consistent with past practice;

          (r) not enter into any "non-compete" or similar agreement or, except as otherwise contemplated by this Agreement, enter into any agreement of a nature that would be required to be filed as an exhibit to Form 10-K under the Exchange Act;

          (s) not enter into any commitments or agreements to do any of the foregoing;

          (t) not authorize any of, or commit, propose or agree to take any of, the foregoing actions; or

          (u) manage its cash and cash-equivalents and investments consistent with past practices as disclosed in the Company SEC Reports.

     Section 5.2 Other Actions. The Company and Parent shall not, and shall not permit any of their respective Subsidiaries to, take any action that would, or that could reasonably be expected to, result in (a) any of the representations and warranties of such party set forth in this Agreement that are qualified by materiality becoming untrue, (b) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (c) any of the conditions to the Merger set forth in Article VII not being satisfied.

     Section 5.3 Advice of Changes; Filings. The Company and Parent shall promptly advise the other party orally and in writing of (a) any representation or warranty made by it (and, in the case of Parent, made by Merger Sub) contained in this Agreement or the Stockholders Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect or (b) the failure of it (and, in the case of Parent, of Merger Sub) to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement or the Stockholders Agreement;
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

provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement or the Stockholders Agreement. The Company and Parent shall promptly provide the other copies of all filings made by such party with any Governmental Entity in connection with this Agreement and the Stockholders Agreement and the transactions contemplated hereby and thereby, other than the portions of such filings that include confidential information not directly related to the transactions contemplated by this Agreement.

     Section 5.4 Certain Tax Matters. From the date hereof until the Effective Time, (a) the Company and its Subsidiaries shall file all Tax Returns and reports ("Post-Signing Returns") required to be filed by it (after taking into account any applicable extensions); (b) the Company and its Subsidiaries shall timely pay all Taxes due and payable with respect to such Post-Signing Returns that are so filed; (c) the Company and its Subsidiaries shall make provision for all Taxes payable by the Company or any such Subsidiary consistent with its regular accounting practices for which no Post-Signing Return is due prior to the Effective Time; (d) the Company shall promptly notify Parent of any action, suit, proceeding, claim or audit (collectively, "Actions") pending against or with respect to the Company or any of its Subsidiaries by any Federal, state or foreign taxing authority in respect of any Tax and shall not settle or compromise any such Action without Parent's prior written consent; and (e) neither the Company nor any of its Subsidiaries shall make any Tax election without Parent's prior written consent.

     Section 5.5  No Solicitation.

     (a) The Company shall not, and shall not permit its respective Subsidiaries to, or authorize any of its officers, directors, employees, accountants, counsel, investment bankers, financial advisors or other advisors, agents or representatives ("Representatives") to, (i) directly or indirectly, initiate, solicit or knowingly encourage, or take any other action to knowingly facilitate, any inquiries or the making of any proposal that constitutes or could reasonably be expected to lead to a Takeover Proposal (as defined below), or (ii) directly or indirectly engage or participate in discussions or negotiations regarding or provide any information or data to any person or otherwise cooperate in any way with, any Takeover Proposal. Subject to the provisions of this Section 5.5(a), the Company shall not (i) waive the benefit of any provision contained in any confidentiality or standstill agreement in effect on the date hereof or (ii) take any action to render inapplicable, or to exempt any person from, Section 203 of the DGCL, Chapter 23B.19 of the Washington Business Corporation Act, or any similar "fair price," "moratorium," "control share acquisition" or antitakeover statute applicable to the Company (other than, in each such case, in connection with the termination of this Agreement by the Company pursuant to Section 8.1(g)). Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any Representative of the Company or any of its Subsidiaries shall be a breach of this Section 5.5(a) by the Company. The Company shall, and cause its Subsidiaries to, immediately cease and cause to be terminated all existing discussions and negotiations, if any, with any other persons conducted heretofore with respect to any Takeover Proposal and request the prompt return of all confidential information previously furnished. Notwithstanding the foregoing, at any time prior to obtaining Stockholder Approval, in response to a bona fide Takeover Proposal that the Board of Directors of the Company determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) constitutes or is reasonably likely to lead to a Superior Proposal, and which Takeover Proposal was unsolicited and made after the date hereof and did not otherwise result from a breach of this Section 5.5(a), the Company may, subject to compliance with Section 5.5(c), (x) furnish information with respect to the Company and its Subsidiaries to the person making such Takeover Proposal (and its Representatives) pursuant to a customary confidentiality agreement (containing customary standstill and other provisions) not less restrictive of such person than the Confidentiality Agreement, provided that all such information has previously been provided to Parent or is provided to Parent prior to or at the time it is provided to such person, (y) participate in discussions or negotiations with the person making such Takeover Proposal (and its Representatives) regarding such Takeover Proposal and (z) waive the benefit of any provision contained in any confidentiality or standstill agreement relating to such Takeover Proposal

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solely for the purpose of allowing such party to make its proposal to the Board of Directors of the Company.

     (b) Neither the Board of Directors of the Company nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent, the approval, recommendation or declaration of advisability by the Board of Directors of the Company or any such committee of the Merger or this Agreement, or (ii) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, any Takeover Proposal or Superior Proposal or (iii) approve or recommend, or propose to approve or recommend, or allow the Company or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement (each, an "Acquisition Agreement") constituting or related to any Takeover Proposal or Superior Proposal (any action described in the foregoing clauses (i), (ii) or (iii) of this Section 5.5(b) being referred to as a "Company Adverse Recommendation Change"). Notwithstanding the foregoing, at any time prior to obtaining the Stockholder Approval, the Board of Directors of the Company may make a Company Adverse Recommendation Change, if such Board of Directors determines in good faith (after consultation with outside counsel) that the failure to do so is reasonably likely to constitute a breach of its fiduciary duties to the stockholders of the Company under applicable law; provided, however, that no Company Adverse Recommendation Change may be made in response to a Superior Proposal, until after 72 hours following Parent's receipt of written notice (a "Notice of Adverse Recommendation") from the Company advising Parent that the Board of Directors of the Company intends to make such a Company Adverse Recommendation Change and specifying the terms and conditions of such Superior Proposal (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new Notice of Adverse Recommendation and a new 72-hour day period). Following receipt of a Notice of Adverse Recommendation, Parent shall have the opportunity to present to the Board of Directors of the Company revised terms for the consummation of the Merger, including any proposed amendments or modifications to this Agreement in respect of such revised terms. The Board of Directors of the Company shall consider in good faith any such revised terms and amendments or modifications submitted to it by Parent. In determining whether to make a Company Adverse Recommendation Change in response to a Superior Proposal, the Board of Directors of the Company shall take into account Parent's revised terms and any proposed changes to the terms of this Agreement proposed by Parent in response to a Notice of Adverse Recommendation or otherwise. Before making any Company Adverse Recommendation Change, the Board of Directors of the Company shall consider whether the revised terms offered by Parent are reasonably equivalent or superior from the financial point of view of the Company and its stockholders to the terms of the Superior Proposal and, if such terms are determined by a vote of the full Board of Directors to be reasonably equivalent or superior from the financial point of view of the Company and its stockholders to the terms of the Superior Proposal, the Board of Directors of the Company shall accept at a meeting duly called and held, duly adopted resolutions (x) approving and declaring advisable the terms of any such revised proposal by Parent and any definitive agreement proposed in connection therewith, (y) directing that the adoption of the terms of any such revised proposal by Parent and any definitive agreement proposed in connection therewith be submitted to a vote at a meeting of the stockholders of the Company and (z) recommending that the stockholders of the Company approve and adopt the terms of any such revised proposal by Parent and any definitive agreement proposed in connection therewith. If the Company has elected to make a Company Adverse Recommendation Change following receipt of a Superior Proposal and complying with the procedures set forth in this Section 5.5(b) and after determining by a vote of the full Board of Directors that any revised terms and proposed changes of Parent are not reasonably equivalent or superior from the financial point of view of the Company and its stockholders to the terms of the Superior Proposal, the Company shall deliver to Parent (i) a written notice of termination of this Agreement pursuant to this Section 5.5(b), (ii) a wire transfer of immediately available funds in the amount of the Termination Fee and (iii) a written acknowledgment that the Company and the Board of Directors have complied with all of their covenants and obligations pursuant to this Section 5.5(b) and that the Company is obligated to pay the Termination Fee.

     (c) In addition to the obligations of the Company set forth in paragraphs
(a) and (b) of this Section 5.5, the Company shall promptly, and in any event within twenty-four (24) hours, advise Parent orally and in writing of any bona fide Takeover Proposal or Superior Proposal or any inquiry with respect to or that could reasonably be expected to lead to any Takeover Proposal or Superior Proposal, the material terms and conditions of any such Takeover Proposal or Superior Proposal (including any changes thereto). The Company shall keep Parent fully informed of any material change to the terms of any such Takeover Proposal or Superior Proposal or inquiry.

     (d) Nothing contained in this Section 5.5 shall prohibit the Company from
(i) taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or
(ii) making any required disclosure to the stockholders of the Company if, in the good faith judgment of the Board of Directors of the Company (after consultation with outside counsel) failure to so disclose would constitute a violation of applicable law; provided, however, that in no event shall the Company or its Board of Directors or any committee thereof take, or agree or resolve to take, any action prohibited by Section 5.5(b).

     For purposes of this Agreement, a "Takeover Proposal", means any inquiry, proposal, indication of interest or offer from any person relating to (i) any direct or indirect acquisition, purchase or license of a business or assets that constitutes 25% or more of the total enterprise value of the Company and its Subsidiaries, taken as a whole, or 25% or more of any class of equity securities of the Company or any of its Subsidiaries, (ii) any tender offer or exchange offer that if consummated would result in any person beneficially owning 25% or more of any class of equity securities of the Company or any of its Subsidiaries, or (iii) any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries that with a value in excess of 25% of the total enterprise value of the Company and its Subsidiaries taken as a whole, in each case other than the transactions contemplated by this Agreement and the Stockholders Agreement and transactions permitted under Section 5.1. Each of the transactions referred to in clauses (i) -- (iii) of the foregoing definition of Takeover Proposal, other than the transactions contemplated by this Agreement or the Stockholders Agreement and transactions permitted under Section 5.1, is referred to herein as an "Acquisition Transaction."

     For purposes of this Agreement, a "Superior Proposal" means any Takeover Proposal made by a third party if the proposal is otherwise on terms which the Board of Directors of the Company, determines in its good faith judgment (based on the advice of a financial advisor of nationally recognized reputation and such other matters as the Board of Directors of the Company deems relevant) to be (x) more favorable to the Company's stockholders from a financial point of view than the Merger (taking into account all the terms and conditions of such proposal and this Agreement (including any changes to the financial terms of this Agreement proposed by Parent in response to such offer or otherwise)), (y) for which financing, to the extent required, is then committed or which, in the good faith judgment of the Board of Directors of the Company, is reasonably capable of being obtained by such third party and (z) reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal.

                                   ARTICLE VI

     Section 6.1 Meetings of Stockholders. The Company will take all action necessary in accordance with applicable law and its Certificate of Incorporation and By-laws to call, give notice of, convene and hold a meeting of its stockholders (the "Company Stockholders Meeting") as promptly as practicable following the effectiveness of the Form S-4 (as defined in Section 6.4) to consider and vote upon the approval and adoption of this Agreement and the Merger in the case of the Company. Provided that this Agreement has not been terminated in accordance with Article VIII hereof, the Company shall recommend that its stockholders vote in favor of the approval and adoption of this Agreement and the Merger and such recommendation shall be included in the Proxy Statement/Prospectus (as defined in Section 6.4); provided, however, that nothing contained in Section 5.5(b) or this Section 6.1 shall require the Board of Directors of the Company to make any recommendation or refrain from making any

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

recommendation which the Board of Directors of the Company, after considering such matters as it deems relevant (including the advice of outside counsel), determines in good faith would result in a breach of its fiduciary duties under applicable law. So long as the Board of Directors of the Company shall continue to be recommending the Merger, the Company shall take all lawful action necessary or advisable to solicit the approval of its stockholders including, without limitation, timely mailing to its stockholders the Proxy Statement/Prospectus as promptly as practicable after the Form S-4 shall be declared effective. Notwithstanding the foregoing, the obligation of the Company to call, give notice of, convene and hold the Company Stockholders Meeting in accordance with this Section 6.1 shall not be limited or otherwise affected by the disclosure, announcement or submission to the Company of any Takeover Proposal or by the withdrawl, amendment or modification of the recommendation of the Board of the Directors of the Company with respect to the Merger.

     Section 6.2  Filings; Other Action.

     (a) Subject to the terms and conditions herein provided, each of the Company and Parent shall (i) cooperate with the other in (x) determining which other notices, reports or filings are required to be made prior to the Effective Time with, and which other waivers, consents, approvals or authorizations are required to be obtained prior to the Effective Time in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; and (y) timely making all such notices, reports or filings and timely seeking all such waivers, consents, approvals or authorizations; and (ii) furnish the other party with such necessary information regarding itself and its Subsidiaries and reasonable assistance as such other party and its affiliates may reasonably request in connection with their preparation of necessary notices, reports or filings, or submissions of information to any Governmental Entity.

     (b) Each of Parent and the Company shall give prompt notice to the other party of the following:

          (i) the occurrence of or failure to occur of any event the occurrence or failure to occur of which would be likely to result in (A) any condition set forth in Article VII being incapable of being satisfied or (B) a Company Material Adverse Effect or a Parent Company Material Adverse Effect;

          (ii) any failure of such party to comply in any material respect with any of its covenants or agreements hereunder; and

          (iii) such party becoming aware that statements relating to such party or any of its Subsidiaries set forth in the Proxy Statement/Prospectus or the Form S-4 contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make such statements therein, in light of the circumstance under which they were made, not misleading.

     Notwithstanding the foregoing, the delivery of any notice pursuant to this
Section 6.2(b) shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     Section 6.3 Publicity. The parties agree that the initial press release with respect to this Agreement and the transactions contemplated hereby shall be a joint press release (to include such text as the parties may mutually agree). Thereafter, subject to their respective legal obligations (including requirements of securities exchanges and other similar regulatory bodies), Parent and the Company shall consult with each other and use their commercially reasonable efforts to agree upon the text of any press release before issuing any such press release or otherwise making public statements with respect to the transactions contemplated hereby and in making any public statement or disclosure required by any Governmental Entity, securities exchange or other similar regulatory body with respect thereto.

     Section 6.4  Preparation of the Form S-4 and the Proxy Statement.

     (a) The parties shall cooperate and promptly prepare, and Parent shall file with the SEC as soon as practicable following the date of this Agreement a registration statement on Form S-4 (the "Form S-4") under the Securities Act, with respect to the shares of Parent Common Stock issuable in the Merger, a portion of which Form S-4 shall also serve as the proxy statement with respect to the meetings of the
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

stockholders of the Company in connection with this Agreement and the transactions contemplated hereby and a prospectus with respect to the shares of Parent Common Stock issuable pursuant to the transactions contemplated hereby (the "Proxy Statement/Prospectus"). The parties will cause the Proxy Statement/ Prospectus and the Form S-4 to comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act. The parties agree to use reasonable best efforts and shall cooperate to have the Form S-4 declared effective by the SEC as promptly as practicable and to keep the Form S-4 effective as long as is necessary to consummate the Merger and Parent shall use reasonable best efforts to obtain, prior to the effective date of the Form S-4, all necessary state securities law or "blue sky" permits or approvals required in connection with the issuance of shares of Parent Common Stock pursuant to the transactions contemplated hereby (provided that Parent shall not be required to qualify to do business in any jurisdiction in which it is not now so qualified). So long as the Board of Directors of the Company shall continue to be recommending the Merger, the Company shall use its commercially reasonable efforts to cause the Proxy Statement to be mailed to the stockholders of the Company as promptly as practicable after the Form S-4 is declared effective under the Securities Act. Each of Parent and the Company agrees that the information provided by it for inclusion in the Form S-4 and the Proxy Statement/Prospectus and each amendment or supplement thereto, at the time of mailing thereof to stockholders, at the time of the meeting of the stockholders of the Company, and at the time it is filed or becomes effective, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each party will advise the other promptly after it receives notice thereof of the time when the Form S-4 has or is to become effective or when any supplement or amendment has been filed, the issuance of any stop order, or any request by the SEC for amendment of the Proxy Statement/Prospectus or the Form S-4. The parties will provide each other with reasonable opportunity to review and comment on any amendments or supplements to the Form S-4 and/or the Proxy Statement/Prospectus prior to filing such amendments or supplements with the SEC, and further agree that each party will be provided with such number of copies of all filings made with the SEC as such party shall reasonably request. No filings of the Form S-4 or the Proxy Statement/Prospectus (or any amendments or supplements to either of them) shall be made without the approval of both parties (which consent shall not be unreasonably withheld). At Parent's request, the Company agrees that the Proxy Statement/Prospectus shall include all financial projections or budgets that have been provided by the Company to Parent in connection with the Merger.

     (b) The Company shall, as soon as practicable following the date of this Agreement, establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders (the "Stockholders' Meeting") solely for the purpose of obtaining the Stockholder Approval. Subject to Section 5.5(b), the Company shall, through its Board of Directors, recommend to its stockholders adoption of this Agreement. Without limiting the generality of the foregoing, the Company's obligations pursuant to the first sentence of this Section 6.4(b) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of any Takeover Proposal or (ii) the withdrawal or modification by the Board of Directors of the Company or any committee thereof of such Board of Directors' or such committee's approval or recommendation of this Agreement, the Stockholders Agreement or the Merger.

     (c) The Company shall, as soon as practicable following the date of this Agreement, and in accordance with its Certificate of Incorporation, By-Laws and the DGCL, indefinitely adjourn and postpone its annual meeting of stockholders scheduled to occur May 16, 2001.

     Section 6.5 Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such costs or expenses except as expressly provided herein and except that (a) the filing fees in respect of filings made pursuant to HSR Act and foreign competition laws, (b) filing fees in connection with the filing of the Form S-4 and Proxy Statement/Prospectus with the SEC, (c) all filing fees in connection with any filing, permits or approvals made or obtained under applicable state securities and "blue sky" laws, (d) all printing, mailing and related expenses incurred in connection with the printing

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

and mailing of the Proxy Statement/Prospectus and (e) all other expenses not directly attributable to any one of the parties, shall be shared equally by Parent and the Company.

     Section 6.6  Access to Information.

     (a) From the date of this Agreement to the Effective Time, the Company shall, and shall cause its respective Subsidiaries, and its and their Representatives to, afford Parent and its Representatives reasonable access at reasonable times upon reasonable notice to all its Subsidiaries' officers, employees, auditors, counsel, agents, properties, books, contracts, commitments, personnel and records, offices and other facilities and shall furnish Parent with all financial, operating and other data and information as Parent may reasonably request, in each case to the extent, in the reasonable judgment of counsel to Parent and counsel to the Company, permitted by law, including antitrust law.

     (b) The Parent agrees that all information so received from the Company shall be deemed received pursuant to the Confidentiality Agreement, and the Parent shall, and shall cause its affiliates and each of its and their Representatives to, comply with the provisions of the Confidentiality Agreement with respect to such information, and the provisions of the Confidentiality Agreement are hereby incorporated herein by reference with the same effect as if fully set forth in this Agreement.

     (c) No investigation pursuant to this Section 6.6 or information provided or received by any party hereto pursuant to this Agreement will affect any of the representations or warranties of the parties hereto contained in this Agreement or the conditions hereunder to the obligations of the parties hereto.

     Section 6.7  Insurance; Indemnity.

     (a) Parent shall, or shall cause the Surviving Corporation to, maintain in effect for not less than six years after the Effective Time the current directors' and officers' insurance policies (or policies containing substantially similar coverage) of the Company with respect to acts or failures to act prior to or as of the Effective Time (other than to the extent the available limit of any such insurance policy may be reduced or exhausted by reason of the payment of claims thereunder); provided, however, that in order to maintain or procure such coverage, neither Parent nor the Surviving Corporation, as applicable, shall be required to pay, in the aggregate, an annual premium (which premiums are hereby represented and warranted by the Company to be $430,000) in excess of 200% of the current annual premium paid by the Company for its existing coverage (the "Cap Amount"); and provided, further, that if equivalent coverage cannot be obtained, or can be obtained only by paying an annual premium in excess of the Cap Amount, Parent and the Surviving Corporation shall only be required to obtain as much coverage as can be obtained by paying, in the aggregate, an annual premium equal to the Cap Amount and, provided, further, that Parent may substitute therefor policies of Parent containing terms with respect to coverage and amount no less favorable to such directors and officers. From and after the Effective Time, the Surviving Corporation shall indemnify and hold harmless, and provide advancement of expenses to, to the fullest extent permitted under applicable law, each person who is a current or former officer or director of the Company or any of its Subsidiaries (each, an "Indemnified Party") against all losses, claims, damages, liabilities, costs or expenses (including reasonable attorneys' fees), judgments, fines, penalties and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to acts or omissions, or alleged acts or omissions, by them in their capacities as such, which acts or omissions occurred prior to the Effective Time. In the event of any such claim, action, suit, proceeding or investigation (an "Action"), the indemnifying party shall control the defense of such Action with counsel selected by it; provided, however, that the Indemnified Party shall be permitted to participate in the defense of such Action through counsel selected by it at the Indemnified Party's expense.

     (b) Parent agrees that the provisions of the Company's Certificate of Incorporation and By-laws in effect as of the date of this Agreement affecting the Indemnified Parties' rights to indemnification, limitation of liability and advancement of expenses shall be included in the Certificate of Incorporation and By-laws of the Surviving Corporation and shall continue in full force and effect, without any amendment thereto (unless required by DGCL or federal law), for a period of six years from the Effective Time. Following the Effective Time, Parent agrees to cause the Surviving Corporation to comply with, and

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

assume the obligations under, any indemnification agreement in existence at the Effective Time between the Company and any of its officers, directors or other employees or consultants.

     (c) The provisions of this Section 6.7 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

     Section 6.8  Employee Benefit Plans.

     (a) From and after the Effective Time, subject to applicable law, the Surviving Corporation shall assume and honor the obligations of the Company and its Subsidiaries under all existing Company Employee Plans and shall perform the obligations of the Company and its Subsidiaries under such Company Employee Plans in the same manner and to the same extent that the Company and its Subsidiaries would have been required to perform thereunder; provided, however, that, except as otherwise explicitly provided, nothing herein shall be construed to prevent, on or following the Effective Time, (i) the termination of the employment of any individual who immediately prior to the Effective Time was an employee of the Company or any of its Subsidiaries (such employees, the "Company Employees") or (ii) the amendment and termination of any Company Employee Plan to the extent permitted by the terms thereof and applicable law.

     (b) Following the Effective Time and for a period of at least twelve (12) months, subject to applicable law, Parent shall, or shall cause one or more of its Subsidiaries to, provide employee benefits to the Company Employees which are not less favorable than the employee benefits that (i) were provided to the Company Employees by the Company and its Subsidiaries immediately prior to the Effective Time or (ii) Parent provides to similarly situated employees other than the Company Employees (such employees the "Parent Employees"). Anything in the foregoing notwithstanding, Parent and the Company intend that all Company Employee Stock Purchase Plans will be terminated prior to the Effective Time.

     (c) To the extent that any employee benefit plan of Parent or one or more of its Subsidiaries (a "Parent Benefit Plan") is made available to Company Employees on or following the Effective Time, Parent shall, or shall cause one of its Subsidiaries to, grant Company Employees credit for all service with the Company and its Subsidiaries prior to the Effective Time for purposes of eligibility and vesting (but not benefit accrual), to the extent that service of Parent Employees is recognized for any such purpose. To the extent a Parent Benefit Plan is made available to Company Employees, (i) Company Employees shall be immediately eligible to participate, without any waiting time, in any such Parent Benefit Plan, to the extent coverage under such plan replaces coverage under a comparable Company Employee Plan in which such employee participated immediately before or at any time after the Effective Time ("Replacement Coverage"); and (ii) for purposes of Replacement Coverage providing medical, dental, pharmaceutical, vision and/or disability benefits to any Company Employee, Parent shall cause all pre-existing condition exclusions and actively-at-work requirements of the Parent Benefit Plan to be waived for such employee and his or her covered dependents, and Parent shall cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Company Employee Plan ending on the date such employee's participation in the corresponding Parent Benefit Plan begins to be taken into account under such Parent Benefit Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such Parent Benefit Plan.

     (d) (i) No written communication shall be made to Company Employees regarding the compensation and employee benefits to be provided at and following the Effective Time without the express consent of Parent, which consent shall not be unreasonably withheld; and (ii) the Company shall cause no oral communication to be made, and shall cause the Company's subsidiaries to refrain from making any oral communication, regarding compensation and employee benefits that (x) establishes obligations of Parent or the Surviving Corporation or any of their Subsidiaries other than as set forth herein or (y) increases any such obligations.

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     Section 6.9  Takeover Statutes.  If any "fair price," "moratorium,"
"control share acquisition" or other similar anti-takeover statute or regulation is or may become applicable to the transactions contemplated hereby or by the Stockholders Agreement, each of the parties hereto and their respective Board of Directors shall grant such approvals and take all such actions as are legally permissible so that the transactions contemplated hereby or thereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any such statute or regulation on the transactions contemplated hereby.

     Section 6.10  Commercially Reasonable Efforts.

     (a) Subject to the terms and conditions of this Agreement, each party will use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the Merger and the other transactions contemplated by this Agreement as soon as practicable after the date hereof, including (i) preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings, tax ruling requests and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits, tax rulings and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement and the Stockholders Agreement and (ii) taking all commercially reasonable steps as may be necessary to obtain all such material consents, waivers, licenses, registrations, permits, authorizations, tax rulings, orders and approvals. In furtherance and not in limitation of the foregoing, each party hereto agrees to make appropriate filings pursuant to the HSR Act and any other Regulatory Law (as defined below) with respect to the transactions contemplated by this Agreement and the Stockholders Agreement as promptly as practicable after the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and any other Regulatory Law and to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as practicable.

     (b) Each of Parent and the Company shall, in connection with the efforts referenced in Section 6.10(a) above to obtain all requisite material approvals and authorizations for the transactions contemplated by this Agreement under the HSR Act or any other Regulatory Law, use its commercially reasonable efforts to
(i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a party, (ii) promptly inform the other party of any communication received by such party from, or given by such party to, the Antitrust Division of the Department of Justice (the "DOJ") or any other Governmental Entity and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby, and (iii) permit the other party to review any communication given by it to, and consult with each other in advance of any meeting or conference with, the DOJ or any such other Governmental Entity or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the DOJ or such other applicable Governmental Entity or other Person, give the other party the opportunity to attend and participate in such meetings and conferences. For purposes of this Agreement, "Regulatory Law" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other federal, state and foreign statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of the competition.

     (c) Nothing in this Section 6.10 shall require any of Parent or its Subsidiaries to sell, divest hold separate or otherwise dispose of or conduct its business in a specified manner, or agree to sell, hold separate or otherwise dispose of or conduct its business in a specified manner, or permit the sale, holding separate or other disposition of, any assets of Parent, the Company or their respective Subsidiaries or the conduct of its business in a specified manner, whether as a condition to obtaining any approval from a

Governmental Entity or any other Person or for any other reason, including the consummation of the transactions contemplated by this Agreement.

     (d) The Company shall take all commercially reasonable efforts to assist Parent in identifying and encouraging additional employees to enter into employment agreements with the Company, Parent or an affiliate of Parent with respect to employment following consummation of the Merger.

     Section 6.11 Stock Exchange Listing. To the extent Parent does not issue treasury shares in the Merger which are already listed, Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued in the Merger to be approved for listing on the NYSE, subject to official notice of issuance, if necessary, prior to the Closing Date.

     Section 6.12 Reorganization Treatment. Parent and the Company will use commercially reasonable best efforts to cause the Merger to qualify as a reorganization under Section 368(a) of the Code and shall take no actions which reasonably could be expected to cause the Merger to fail to so qualify. Provided that the Tax opinion conditions contained in Sections 7.2(e) and 7.3(d) of this Agreement have been satisfied and have not been waived, Parent and the Surviving Corporation shall report the Merger for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code.

                                  ARTICLE VII

     Section 7.1 Conditions to Obligations of the Parties. The respective obligation of each of the parties hereto to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver of each of the following conditions:

          (a) Stockholders' Approval. This Agreement and the Merger shall have been approved and adopted by the requisite vote of the stockholders of the Company in accordance with the Certificate of Incorporation of the Company and the DGCL.

          (b) Legality. No statute, rule, regulation or other law and no order, decree or injunction shall have been enacted, issued, promulgated, entered or issued by any Governmental Entity of competent jurisdiction which is in effect and has the effect of making the consummation of the Merger illegal or restricts, prevents or prohibits consummation of any of the transactions contemplated hereby, nor shall any proceeding by any U.S. federal Governmental Entity seeking any of the foregoing be pending which, in any such case, would have, or reasonably be expected to have, a Company Material Adverse Effect; provided, however, that the provisions of this
     Section 7.1(b) shall not be available to any party whose failure to fulfill its obligations pursuant to Section 6.10 shall have been the cause of, or shall have resulted in, such order or injunction. Each party agrees that, in the event that any such order, decree or injunction shall be entered or issued, it shall use all commercially reasonable efforts to cause such order, decree or injunction to be lifted or vacated.

          (c) HSR Act. The waiting period (or any extension thereof) under the HSR Act applicable to transactions contemplated hereby shall have expired or been terminated.

          (d) Regulatory Consents. All waivers, consents, approvals, orders and authorizations of, and notices, reports and filings with, Governmental Entities necessary for the consummation of the transactions contemplated hereby (other than those matters addressed in Section 7.1(c)) shall have been obtained or made and shall be in full force and effect without the imposition of any terms, conditions, restrictions or limitations, except for the imposition of any terms, conditions, restrictions and limitations in respect of, and failures to have obtained or made, or failures to be in full force and effect of, such waivers, consents, approvals, orders, authorizations, notices, reports or filings which, in the aggregate, would not have, or reasonably be expected to have, a Parent Material Adverse Effect or a Company Material Adverse Effect or otherwise to materially adversely affect the benefits expected to be realized by Parent from the transactions contemplated by this Agreement.

          (e) Form S-4 Effective; State Securities Approvals. The Form S-4 shall have become effective, and no stop order suspending the effectiveness of the Form S-4 shall then be in effect and no proceeding for that purpose shall have been initiated or, to the knowledge of Parent or the Company, threatened, and all material necessary approvals and permits under state securities or "blue sky" laws relating to the issuance of shares of Parent Common Stock shall have been obtained.

          (f) NYSE Listing. The shares of Parent Common Stock to be issued pursuant to the Merger shall have been duly approved for listing on the NYSE, subject to official notice of issuance, if necessary.

     Section 7.2  Additional Conditions to Obligations of Parent and Merger
Sub. The obligations of Parent and Merger Sub to consummate the Merger and the other transactions contemplated hereby shall also be subject to the satisfaction or waiver of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true and correct when made and as of the Closing Date as if made on and as of such date (provided that such representations and warranties which are by their express provisions made as of a specific date need be true and correct only as of such specific date), except to the extent that any failures of such representations and warranties to be so true and correct, in the aggregate, would not have, or reasonably be expected to have, a Company Material Adverse Effect (disregarding for these purposes any materiality or "Company Material Adverse Effect" qualifications therein contained).

          (b) Agreements and Covenants. The Company shall have performed in all material respects all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time.

          (c) Certificate. Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer to the effect that the conditions set forth in paragraphs
     (a) and (b) above of this Section 7.2 have been satisfied.

          (d) No Governmental Litigation. There shall not be pending any suit, action or proceeding by any Governmental Entity (i) challenging the acquisition by Parent or Merger Sub of any shares of Company Common Stock, seeking to restrain or prohibit the consummation of the Merger, or seeking to place limitations on the ownership of shares of Company Common Stock (or shares of common stock of the Surviving Corporation) by Parent or Merger Sub, (ii) seeking to prohibit or materially limit the ownership or operation by the Company or any of its Subsidiaries or by Parent or any of its Subsidiaries of any material portion of any business or of any assets of the Company (including the businesses of the Surviving Corporation following the Effective Time) and its Subsidiaries, taken as a whole, or Parent and its Subsidiaries, taken as a whole, or to compel the Company or any of its Subsidiaries or Parent or any of its Subsidiaries to divest or hold separate any material portion of any business or of any assets of the Company and its Subsidiaries, taken as a whole, or Parent and its Subsidiaries, taken as a whole, as a result of the Merger, (iii) seeking to prohibit Parent or any of its Subsidiaries from effectively controlling in any material respect the business or operations of the Company or any of its Subsidiaries or (iv) otherwise having, or being reasonably expected to have, a Company Material Adverse Effect.

          (e) Tax Opinion. Parent shall have received an opinion of Fried, Frank, Harris, Shriver & Jacobson, tax counsel to Parent, dated as of the Closing Date, in form and substance reasonably satisfactory to Parent, substantially to the effect that, on the basis of the facts and assumptions described in the opinion, the Merger constitutes a tax-free reorganization under Section 368 of the Code. In rendering such opinion, such tax counsel may require and rely upon representations and warranties and covenants, including those contained herein, or in certificates of officers of Parent, the Company and others.

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     Section 7.3  Additional Conditions to Obligations of the Company.  The
obligations of the Company to consummate the transactions contemplated hereby shall also be subject to the satisfaction or waiver of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of Parent contained in this Agreement and in any certificate or other writing delivered by Parent pursuant hereto shall be true and correct when made, and as of the Closing Date as if made on and as of such date (provided that such representations and warranties which are expressly made as of a specific date need be true and correct only as of such specific date), except to the extent that any failures of such representations and warranties to be so true and correct, in the aggregate, would not have, or reasonably be expected to have, a Parent Material Adverse Effect (disregarding for these purposes any materiality or "Parent Material Adverse Effect" qualifications therein contained).

          (b) Agreements and Covenants. Each of Parent and Merger Sub shall have performed in all material respects all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time.

          (c) Certificate. The Company shall have received a certificate signed on behalf of Parent by an executive officer to the effect that the conditions set forth in the paragraphs (a) and (b) above of this Section
     7.3 have been satisfied.

          (d) Tax Opinion. The Company shall have received an opinion of Venture Law Group, a Professional Corporation, tax counsel to the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Company, substantially to the effect that, on the basis of the facts and assumptions described in the opinion, the Merger constitutes a tax-free reorganization under Section 368 of the Code. In rendering such opinion, such tax counsel may require and rely upon representations and warranties and covenants, including those contained herein, or in certificates of officers of Parent, the Company and others.

                                  ARTICLE VIII

     Section 8.1 Termination. This Agreement may be terminated at any time before the Effective Time, whether before or after this Agreement and the Merger have been approved and adopted by the stockholders of the Company as follows:

          (a) by mutual written consent of each of Parent and the Company;

          (b) by either Parent or the Company, if the Effective Time shall not have occurred on or before February 28, 2002 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this
     Section 8.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before the Termination Date;

          (c) by either Parent or the Company, if a Governmental Entity shall have issued an order, decree or injunction or taken any other action (in each case, which the terminating party has used commercially reasonable efforts to resist, resolve or lift, as applicable, in accordance with
     Section 6.10) having the effect of making the transactions contemplated hereby illegal or permanently prohibiting the consummation thereof, and such order, decree or injunction shall have become final and nonappealable (but only if such party shall have used commercially reasonable efforts to cause such order, decree or injunction to be lifted or vacated in accordance with Section 6.10);

          (d) by either the Company or Parent, if there shall have been a material breach by the other of any of the other's representations, warranties, covenants or agreements contained in this Agreement, which breach would result in the failure to satisfy one or more of the conditions set forth in Section 7.2(a) or (b) (in the case of a breach by the Company) or Section 7.3(a) or (b) (in the case of a breach by Parent), and such breach shall be incapable of being cured or, if capable of being

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

     cured, shall not have been cured within 30 days after written notice thereof shall have been received by the party alleged to be in breach;

          (e) by Parent, if the Board of Directors of the Company or any committee of the Board of Directors of the Company, whether or not permitted pursuant to the terms hereof (i) shall fail to reaffirm its approval or recommendation of advisability of this Agreement or the Merger within 20 days after a request by Parent following the public announcement of a Takeover Proposal or a Superior Proposal or (ii) shall make a Company Adverse Recommendation Change;

          (f) by either Parent or the Company, if the required approval and adoption of this Agreement and the Merger by the stockholders of the Company shall not have been obtained at a duly held stockholders meeting called for the purpose of obtaining such approval, including any adjournments or postponements thereof; or

          (g) by the Company, in accordance with Section 5.5(b); provided, however, in order for the termination of this Agreement pursuant to this
     Section 8.1(g) to be deemed effective, the Company shall have complied in all respects with all provisions contained in Sections 5.5(a), 5.5(b) and 5.5(c), including the notice provisions therein, and with applicable requirements of Section 8.2, including the payment of the Termination Fee.

     Section 8.2  Effect of Termination.

     (a) In the event that (x) (1) any Person shall have made a Takeover Proposal or Superior Proposal to the Company or to its stockholders or publicly announces any Takeover Proposal or Superior Proposal relating to the Company or any of its Subsidiaries after the date hereof and such Takeover Proposal or Superior Proposal shall not have been withdrawn and thereafter this Agreement is terminated (i) by either party pursuant to Section 8.1(b) or (ii) by either party pursuant to Section 8.1(f) and (2) within 9 months after the termination of this Agreement any Acquisition Transaction involving the Company or any of its Subsidiaries shall have been consummated or any Acquisition Agreement with respect to an Acquisition Transaction involving the Company or any of its Subsidiaries shall have been entered into, (y) this Agreement is terminated by Parent pursuant to Section 8.1(e) or (z) this Agreement is terminated by the Company pursuant to Section 8.1(g), then, in any such case, the Company shall in no event later than (i) the date an Acquisition Agreement is entered into with respect to an Acquisition Transaction involving the Company or any of its Subsidiaries, or if no such agreement is entered into, upon the date of consummation of an Acquisition Transaction involving the Company or any of its Subsidiaries, in the case of a termination described in clause (x), or (ii) two days after such termination, in the case of a termination described in clause
(y) or (iii) concurrently with such termination, in the case of a termination described in clause (z), pay Parent a fee of $31 million (the "Termination Fee"), which amount shall be payable by wire transfer of same day funds to a bank account designated by Parent. For purposes of Section 8.2(a)(x) only, each reference to "25%" in the definition of the term "Acquisition Transaction" shall be deemed to be a reference to "51%."

     (b) Each of the parties acknowledges that the agreements contained in this
Section 8.2 are an integral part of the transactions contemplated in this Agreement and that, without these agreements, the parties would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amount due from it pursuant to this Section 8.2, and in order to obtain such payment the other party commences a suit which results in a judgment for the fees and expenses set forth in this Section 8.2, the other party shall pay to the party bringing such suit its costs and expenses (including reasonable attorneys' fees) in connection with such suit.

     (c) In the event of termination of this Agreement pursuant to this Article VIII, this Agreement (other than as set forth in Section 9.1) shall become void and of no effect with no liability (other than as set forth in this Section 8.2) on the part of any party hereto; provided, however, no such termination shall relieve any party hereto from any liability for damages resulting from any willful or intentional breach of this Agreement.

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

     Section 8.3 Amendment. This Agreement may be amended by the parties hereto pursuant to action of their respective Boards of Directors, at any time before or after approval of the matters and transactions contemplated hereby by the stockholders of the Company and prior to the Effective Time, but after such approvals, no such amendment shall be made which, by law or in accordance with the rules of any relevant stock exchange, requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     Section 8.4 Extension; Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for such party's benefit contained herein. Any agreement to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by a duly authorized officer of the party to be bound thereby. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

     Section 8.5 Procedure for Termination or Amendment. A termination of this Agreement pursuant to Section 8.1 or an amendment of this Agreement pursuant to
Section 8.3 shall, in order to be effective, require, in the case of Parent or the Company, action by its Board of Directors.

                                   ARTICLE IX

     Section 9.1  Non-Survival of Representations, Warranties and
Agreements. The representations, warranties, covenants and agreements in this Agreement shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 8.1, as the case may be, except that (a) the license granted by the Company pursuant to Section 2.11 hereof and the Company's other obligations under Section 2.11 hereof shall survive the termination of this Agreement as set forth in (and subject to the limitations in) such Section 2.11, (b) the agreements set forth in Sections 6.6 and 6.7 and such other covenants and agreements under this Agreement to be performed in whole or in part after the Effective Time shall survive the Effective Time or termination of this Agreement, as applicable, (c) the agreements set forth in Sections 6.5, 6.6(b) and 8.2 and this Article IX shall survive termination indefinitely, and
(d) the representations, warranties, covenants and agreements of the Company made herein with respect to the Stockholders Agreement shall survive until the termination date of such agreement. The representations, warranties, covenants and agreements in the Stockholders Agreement survive according to their terms.


     Section 9.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES OR PRINCIPLES.


     Section 9.3 Notices. Except for notices that are specifically required to be delivered orally, all notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given (a) on the date of delivery, if delivered in person or by telecopy or facsimile (upon confirmation of receipt), (b) on the first business day following the date of dispatch, if delivered by a recognized overnight courier service (upon proof of delivery) or (c) on the seventh business day following the date of mailing, if delivered by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

     If to the Company:

     Rosetta Inpharmatics, Inc.
     12040 115th Avenue NE
     Kirkland, Washington 98034
     Attention: Stephen H. Friend, M.D., Ph.D.
     Telecopy No: (425) 820-5757

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

     With a copy to:

     Venture Law Group
     4750 Carillon Point
     Kirkland, Washington 98033
     Attention: Mark J. Handfelt
     Telecopy No.: (425) 739-8750

     If to Parent:

     Merck & Co., Inc.
     One Merck Drive
     P.O. Box 100
     Whitehouse Station, New Jersey 08889
     Attention: Celia A. Colbert
     Telecopy No: (908) 735-1246

     With a copy to:

     Fried, Frank, Harris, Shriver & Jacobson
     One New York Plaza
     New York, New York 10004
     Attention: Gary P. Cooperstein, Esq.
     Telecopy No.: (212) 859-4000

or to such other address as any party may have furnished to the other parties in writing in accordance with this Section.

     Section 9.4 Certain Definitions; Interpretation. For purposes of this Agreement, the following terms shall have the following meanings:

          (i) "Company Material Adverse Effect" means any change or effect that is materially adverse to the condition (financial or otherwise), assets, liabilities, business, prospects or results of operations of the Company and its Subsidiaries taken as a whole; provided, however, that none of the Excluded MAE Factors shall be deemed (either alone or in combination) to constitute, and none of the Excluded MAE Factors shall be taken into account in determining whether there has been or will be, a Company Material Adverse Effect.

          (ii) "affiliate" of a Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person.

          (iii) "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise.

          (iv) "Excluded MAE factors" means, with respect to the Company or
     Parent:

             (a) any change in the market price or trading volume of the Company's or Parent's stock, as applicable;

             (b) any failure by the Company or Parent, as applicable, to meet internal projections or forecasts or published revenue or earnings predictions; or

             (c) any adverse change or effect (including any litigation, loss of employees, cancellation of or delay in customer orders, reduction in revenues or income or disruption of business relationships) arising from or attributable or relating to: (i) the announcement or pendency of the Merger, (ii) conditions affecting the industry or industry sector in which the Company or the

        Parent, as applicable, or any of their respective Subsidiaries participates, the U.S. economy as a whole or any foreign economy in any location where the Company or Parent, as applicable, or any of its respective Subsidiaries has material operations or sales, (iii) conditions affecting third party suppliers of the Company (other than Agilent Technologies, Inc) or Parent, as applicable, (iv) legal, accounting, investment banking or other fees or expenses incurred in connection with the transactions contemplated by this Agreement, (v) the payment of any amounts due to, or the provision of any other benefits to, any officers or employees under employment contracts, non-competition agreements, employee benefit plans, severance arrangements or other arrangements in existence as of the date of this Agreement,
        (vi) compliance with the terms of, or the taking of any action required by, this Agreement, (vii) the taking of any action approved or consented to by the Company or Parent, as applicable, (viii) any change in accounting requirements or principles or any change in applicable laws, rules or regulations or the interpretation thereof, or (ix) any action required to be taken under applicable laws, rules, regulations or agreements, other than antitrust or unfair competition laws, rules or regulations.

          (iv) "knowledge" of any party shall mean, with respect to any specific matter, the knowledge of the executive officers of that party, in each case, after due inquiry.

          (v) "Parent Material Adverse Effect" means any change, effect, event, occurrence or state of facts that is reasonably likely to prevent, materially delay or materially impair the ability of Parent and Merger Sub to consummate the transactions contemplated by this Agreement, the Employment Contracts and the Stockholder Agreement.

          (vi) "Person" and "person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, entity or group (as defined in the Exchange Act).

          (vii) "Subsidiary" of a Person means any corporation or other legal entity of which such Person (either alone or through or together with any other Subsidiary or Subsidiaries) is the general partner or managing entity or of which 50% or more of the capital stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or others performing similar functions of such corporation or other legal entity is directly or indirectly owned or controlled by such Person (either alone or through or together with any other Subsidiary or Subsidiaries).

          (viii) "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, and including any liability for the Taxes of any Person under Treas. Reg. Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

          (ix) "Tax Return" means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any attachment or schedule thereto and including any amendment thereof.

     Section 9.5  Interpretation.

     (a) When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns.

     (b) Any matter disclosed in any section of the Company Disclosure Letter or the Parent Disclosure Letter shall be deemed disclosed for all purposes and all sections of the Company Disclosure Letter or to the extent that it is readily apparent on the face of the Company Disclosure Letter or that such matter is relevant to another section of the Company Disclosure Letter.

     Section 9.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

     Section 9.7  Assignment; Binding Effect; No Third Party
Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of Parent and the Company. Parent or Merger Sub may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to Parent, as applicable, or to any Subsidiary or affiliate of Parent, but no such assignment shall relieve Parent or Merger Sub of any of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for Section 6.7 (Insurance; Indemnity), nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.


     Section 9.8 ENFORCEMENT. THE PARTIES HERETO AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH THEIR SPECIFIC TERMS OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT, SUBJECT TO THE NEXT SENTENCE HEREOF, THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS TO PREVENT BREACHES OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF IN ANY COURT OF THE UNITED STATES OR ANY STATE HAVING JURISDICTION, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY ARE ENTITLED AT LAW OR IN EQUITY. EACH OF THE PARTIES HERETO (i) CONSENTS TO SUBMIT ITSELF TO THE PERSONAL JURISDICTION OF ANY FEDERAL COURT LOCATED IN THE STATE OF DELAWARE OR ANY DELAWARE STATE COURT IN THE EVENT ANY DISPUTE ARISES OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, (ii) AGREES THAT IT SHALL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (iii) AGREES THAT IT SHALL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IN ANY COURT OTHER THAN A FEDERAL COURT SITTING IN THE STATE OF DELAWARE OR A DELAWARE STATE COURT.


     Section 9.9 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     Section 9.10 Entire Agreement. This Agreement, the Confidentiality Agreement between the Company and Parent dated April 26, 2001 (the "Confidentiality Agreement"), constitutes the entire agreement between the parties hereto and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The obligations of Parent and the Company under the Stockholders Agreement shall be governed by (i) the terms of such agreements and (ii) the representations and warranties, covenants and agreements of the Company made in this Agreement with respect thereto.

                           [SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the Company, Parent and Merger Sub have caused this Agreement to be signed by their respective officers there unto duly authorized as of the day and year first written above.

                                          ROSETTA INPHARMATICS, INC.

                                          By: /s/ STEPHEN H. FRIEND
                                            ------------------------------------
                                              Name: Stephen H. Friend
                                              Title:  CEO

                                          MERCK & CO., INC.

                                          By: /s/ RICHARD N. KENDER
                                            ------------------------------------
                                              Name: Richard N. Kender
                                              Title:  Vice President, Business
                                                      Development and Corporate
                                                      Licensing

                                          COHO ACQUISITION CORP.

                                          By: /s/ RICHARD N. KENDER
                                            ------------------------------------
                                              Name: Richard N. Kender
                                              Title:  Vice President

                                                                         ANNEX I

                             INDEX OF DEFINED TERMS


DEFINED TERM                                                   PAGE NO.
------------                                                  ----------
ACM.........................................................        A-16
Acquisition Agreement.......................................        A-28
Acquisition Transaction.....................................        A-29
Action......................................................        A-32
Actions.....................................................        A-27
affiliate...................................................        A-40
Agreement...................................................         A-1
Cap Amount..................................................        A-32
Certificate of Incorporation................................         A-8
Chapter 23B.19..............................................        A-18
Closing.....................................................         A-1
Closing Date................................................         A-1
Code........................................................         A-1
Company.....................................................         A-1
Company Adverse Recommendation Change.......................        A-28
Company Certificate.........................................         A-3
Company Common Stock........................................         A-1
Company Disclosure Letter...................................         A-7
Company Employee Plans......................................        A-13
Company Employees...........................................        A-33
Company Equity Equivalent Security..........................         A-8
Company ERISA Affiliate.....................................        A-13
Company Intellectual Property...............................        A-19
Company Material Adverse Effect.............................        A-40
Company Options.............................................         A-5
Company Owned IP............................................        A-19
Company Preferred Stock.....................................         A-8
Company SEC Reports.........................................        A-10
Company Stock Purchase Plan.................................         A-5
Company Stockholders Meeting................................        A-29
Company Technology License..................................         A-7
Company Warrants............................................         A-6
Confidentiality Agreement...................................        A-43
Contract....................................................        A-10
control.....................................................        A-40
Date of Effectiveness.......................................        A-10
DGCL........................................................         A-1
DOJ.........................................................        A-34
Effective Time..............................................         A-2
Employee....................................................        A-13
Employment Contracts........................................         A-1
Environmental Costs.........................................        A-16
Environmental Laws..........................................        A-17
Environmental Matter........................................        A-16

DEFINED TERM                                                   PAGE NO.
------------                                                  ----------
Environmental Permits.......................................        A-15
ERISA.......................................................        A-13
Exchange Act................................................  A-10, A-22
Exchange Agent..............................................         A-3
Exchange Fund...............................................         A-3
Exchange Ratio..............................................         A-3
Excluded Shares.............................................         A-2
Facilities..................................................        A-17
FDA.........................................................        A-13
FDCA........................................................        A-13
Form S-4....................................................  A-11, A-30
Genome Technology...........................................         A-7
Governmental Entity.........................................        A-10
Hazardous Substances........................................        A-16
HSR Act.....................................................  A-10, A-22
Indemnified Party...........................................        A-32
Intellectual Property Rights................................        A-19
Inventions..................................................         A-7
IRS.........................................................        A-14
knowledge...................................................        A-41
Legal Provisions............................................        A-12
Liens.......................................................         A-8
Merger......................................................         A-1
Merger Sub..................................................         A-1
NASD........................................................        A-10
New Purchase Date...........................................         A-5
Notice of Adverse Recommendation............................        A-28
NYSE........................................................         A-4
Parent......................................................         A-1
Parent Benefit Plan.........................................        A-33
Parent Certificates.........................................         A-3
Parent Common Stock.........................................         A-1
Parent Disclosure Letter....................................        A-21
Parent Employees............................................        A-33
Parent Material Adverse Effect..............................        A-41
PCBs........................................................        A-16
Permits.....................................................        A-13
Person......................................................        A-41
Post Signing Returns........................................        A-27
Proxy Statement/Prospectus..................................        A-31
Regulatory Law..............................................        A-34
Replacement Coverage........................................        A-33
Representatives.............................................        A-27
Section 203.................................................        A-18
Securities Act..............................................        A-10
Stock Purchase Options......................................         A-5
Stockholders Agreement......................................         A-1

DEFINED TERM                                                   PAGE NO.
------------                                                  ----------
Stockholders' Meeting.......................................        A-31
Subsidiary..................................................        A-41
Superior Proposal...........................................        A-29
Surviving Corporation.......................................         A-1
Takeover Proposal...........................................        A-29
Tax.........................................................        A-41
Termination Date............................................        A-37
Termination Fee.............................................        A-38
Third Party Licenses........................................        A-19

                                                                        ANNEX II

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          [ROSETTA INPHARMATICS, INC.]

     FIRST: The name of the Corporation is:

                          [ROSETTA INPHARMATICS, INC.]

     SECOND: The address of the Corporation's registered office in the State of Delaware is [Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801]. The name of the registered agent at the above address is [The Corporation Trust Company].

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares of stock that the Corporation shall have authority to issue shall be [One Thousand (1,000)] shares of Common Stock, par value [One Dollar $1.00)] per share. Shares of stock of the Corporation whether with or without par value, of any class or classes hereby or hereafter authorized may be issued by the Corporation from time to time for such consideration permitted by law as may be fixed from time to time by the Board of Directors.

     FIFTH: Unless required by the by-laws, the election of directors of the Corporation need not be by written ballot.

     SIXTH: In furtherance and not in limitation of the powers conferred on it by law, the Board of Directors shall have the power to make, alter, or repeal the by-laws of the Corporation, but the stockholders may make additional by-laws and may alter or repeal any by-law whether or not adopted by them.

     SEVENTH: The Corporation shall indemnify its officers and directors to the full extent permitted by the General Corporation Law of the State of Delaware, as amended from time to time.

     EIGHTH: To the fullest extent permitted by the General Corporation Law of the State of Delaware, as it now exists and as it may hereafter be amended, no director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with the approval of a corporation's stockholders, further reductions in the liability of a corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended. The elimination and limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director's term or terms of office. Any amendment, repeal or modification of this Article EIGHTH not adversely affect any right with respect to acts or omissions occurring prior to such repeal or modification or protection of a director of the Corporation existing at the time of such repeal or modification.

     The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by this Corporation's Board of Directors and stockholders in accordance with the applicable provisions of Section 228, 242 and 245 of the General Corporation Law of the State of Delaware.

     Executed at Kirkland, Washington, on the                day of
            , 2001.

                                          By:
                                            ------------------------------------
                                              Name:
                                              Title:

                                                                       ANNEX III

                        RIGHT OF FIRST OFFER PROCEDURES

A. If the Company or its Subsidiaries (the "Licensing Parties") shall propose to (i) sell, assign or otherwise transfer an ownership interest in, or (ii) license on an exclusive basis (subject to the non-exclusive license granted by the Company under Section 2.11 of the Agreement and without limiting the Parent's rights thereunder) the Genome Technology to any third party, Parent will have the right to be the first party offered the opportunity to acquire or exclusively license such Genome Technology (the "Right of First Offer").

B. The Licensing Party(ies) shall first deliver to Parent (i) a written notice (the "Offer Notice") specifying that the Licensing Party(ies) desire to transfer or license on an exclusive basis such Genome Technology and (ii) a copy of any sale, assignment or other transfer or license agreement proposed in connection with such transaction, or any other term sheet or written description containing all of the material terms and conditions relating to such transfer or license of the Genome Technology.

C. Parent will have thirty (30) days in which to exercise its Right of First Offer by providing written notice to the Company. If Parent exercises its Right of First Offer, Parent may purchase or license on an exclusive basis the Genome Technology on the terms proposed in the Offer Notice.

D. If Parent shall not have exercised its Right of First Offer, the applicable Licensing Party(ies) may, within ninety (90) days after the expiration of such Right of First Offer (the "90 Day Offer Period"), offer to transfer or license on an exclusive basis the Genome Technology that was the subject of the Offer Notice to a third party on the same terms and subject to the same conditions as were offered to Parent pursuant to the Offer Notice.

E. If, however, the Licensing Party(ies) offers to transfer or license on an exclusive basis the Genome Technology to a third party on terms or conditions that, taken as a whole, are more favorable than those offered to Parent in any Offer Notice in connection with its Right of First Offer, (a "New Genome Technology Disposition"), prior to entering into the New Genome Technology Disposition (i) the applicable Licensing Party(ies) shall notify Parent in writing of its offer of the New Genome Technology Disposition to such third party and (ii) Parent shall have the right to accept the New Genome Technology Disposition on the same terms and conditions so offered by the applicable Licensing Party(ies) to such third party (the "Supplemental Right of First Offer"). Parent shall have thirty (30) days in which to exercise its Supplemental Right of First Offer by providing the Company with written notice of its intention to exercise such right.

F. In the event Parent does not exercise its Supplemental Right of First Offer within such thirty (30) day period, the applicable Licensing Party(ies) may, within ninety (90) days after the expiration of such Supplemental Right of First Offer, offer to transfer or license the Genome Technology on the same terms and subject to the same conditions so offered by the applicable Licensing Party(ies) to Parent in connection with the Supplemental Right of First Offer; provided, however, that if the Licensing Party(ies) offer to transfer or License the Genome Technology to a third party on terms or conditions that, taken as a whole, are more favorable than those offered to Parent in connection with its Right of First Offer or its Supplemental Right of First Offer, then Parent and the Company shall implement the procedures set forth in paragraph E above as necessary to afford Parent the right to make the first offer to acquire by transfer or license the Genome Technology on such more favorable terms or conditions (e.g., if the Licensing Party(ies) ever propose to transfer or license the Genome Technology on terms that are more favorable than those that had ever been offered to Parent, the Licensing Party(ies) must first offer such Genome Technology to Parent as otherwise contemplated by the procedures set forth above).

                                                                         ANNEX B

                       VOTING AND STOCK OPTION AGREEMENT

     VOTING AND STOCK OPTION AGREEMENT (this "Agreement"), dated as of May 10, 2001, by and between Merck & Co., Inc., a New Jersey corporation ("Parent"), Rosetta Inpharmatics, Inc., a Delaware corporation (the "Company"), and the Stockholder listed on Schedule A hereto (the "Stockholder").

                                    RECITALS

     A. Parent, Coho Acquisition Corp., ("Merger Sub"), a Delaware Corporation and wholly-owned Subsidiary of Parent, and the Company, are entering into an Agreement and Plan Merger of even date herewith (the "Merger Agreement") providing for a business combination between Parent and the Company.

     B. As of the date of this Agreement, the Stockholder owns beneficially and of record the Common Stock of the Company ("Company Common Stock") set forth opposite its name on Schedule A (the Company Common Stock and Stock Options (as defined below) owned by the Stockholder are referred to herein as such Stockholder's "Owned Stock"). Schedule A also sets forth the number of options and/or warrants (the "Stock Options") to purchase Company Common Stock held by the Stockholder.

     C. Subject to the terms and conditions of the Merger Agreement, the Stockholder will receive shares ("Parent Shares") of the Parent's common stock, par value $0.01 per share ("Parent Common Stock") in exchange for the Shares (as defined in Section 1) held by it at the Effective Time.

     D. As an inducement and a condition to Parent's willingness to enter into the Merger Agreement, Parent, the Company and the Stockholder are entering into this Agreement.

     E. Capitalized terms not defined herein shall have the meanings set forth in the Merger Agreement.

     F. This Agreement and the Merger Agreement are being entered into simultaneously.

     NOW, THEREFORE, in consideration of the execution and delivery by Parent of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, and intending to be legally bound hereby, the parties agree as follows:

     1. Voting Agreement. The Stockholder agrees that, during the time this Agreement is in effect, at any meeting of the stockholders of the Company (a "Company Stockholders' Meeting"), however called, and at every adjournment or postponement thereof, he, she or it shall (i) appear at the meeting or otherwise cause his, her or its Owned Stock, together with any Company Common Stock acquired by the Stockholder after the date of this Agreement whether upon the exercise of Stock Options or otherwise (the Stockholder's acquired shares, together with the Stockholder's Owned Stock, are referred to herein as the Stockholder's "Shares"), to be counted as present thereat for purposes of establishing a quorum, (ii) vote, or execute consents in respect of, his, her or its Shares, or cause his, her or its Shares to be voted, or consents to be executed in respect thereof, in favor of the approval and adoption of the Merger Agreement (including any revised or amended Merger Agreement which is more favorable to the Stockholder from a financial point of view), and any action required in furtherance thereof and (iii) vote, or execute consents in respect of, his, her or its Shares, or cause his, her or its Shares to be voted, or consents to be executed in respect thereof, against (A) any agreement or transaction relating to any Takeover Proposal or transaction or occurrence that if proposed and offered to the Company or its stockholders (or any of them) would constitute a Takeover Proposal (collectively, "Alternative Transactions") or (B) any amendment of the Company's Certificate of Incorporation or By-laws or other proposal, action or transaction involving the Company or any of its Subsidiaries or any of its stockholders, which amendment or other proposal, action or transaction could reasonably be expected to prevent or materially impede or delay the consummation of the Merger or the other transactions contemplated by the

Merger Agreement or the consummation of the transactions contemplated by this Agreement, or change in any manner the voting rights of the Company Common Stock (collectively, "Frustrating Transactions") presented to the Stockholders of the Company (regardless of any recommendation of the Board of Directors of the Company) or in respect of which vote or consent of the Stockholder is requested or sought. Notwithstanding any provision in this Agreement to the contrary, in no event will the Stockholder be required to exercise any options, warrants or other common equivalents held by the Stockholder in order to satisfy any obligation under this Agreement.

     2.  Irrevocable Proxy.  As security for the Stockholder's obligations under
Section 1, the Stockholder hereby irrevocably constitutes and appoints Parent as his, her or its attorney and proxy in accordance with Delaware General Corporation Law, with full power of substitution and resubstitution, to cause the Stockholder's shares to be counted as present at any Company Stockholders Meetings to vote his, her or its Shares at any Company Stockholders' Meeting, however called, and execute consents in respect of his, her or its shares as and to the extent provided in Section 1. THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Stockholder hereby revokes all other proxies and powers of attorney with respect to his, her or its Shares that he, she or it may have heretofore appointed or granted, and no subsequent proxy or power of attorney shall be granted, in each case to the extent such prior or subsequent proxies or powers of attorney would prevent the Stockholder from complying with such Stockholder's obligations under this Agreement.

     3.  Option.

     (a) Subject to the terms and conditions set forth in this Agreement, the Stockholder hereby grants to Parent an irrevocable option (the "Option") to purchase (i) the number of Shares set forth next to the Stockholder's name on Schedule A hereto (as adjusted as set forth herein) and any other Shares owned by the Stockholder beneficially or acquired after the date of this Agreement, at a per share purchase price equal to $18.00 (the "Purchase Price").

     (b) The Option may be exercised by Parent, in whole (but not in part), if after the date hereof the Merger Agreement shall be terminated pursuant to:

          (i) Section 8.1(e) or Section 8.1(g) of the Merger Agreement; or

          (ii) Section 8.1(b) or Section 8.1(f) of the Merger Agreement, and prior to such termination any Person shall have made a Takeover Proposal or Superior Proposal to the Company or its stockholders or publicly announces any Takeover Proposal or Superior Proposal relating to the Company or any of its Subsidiaries and at the time of such termination such Takeover Proposal or Superior Proposal had not been withdrawn and within 60 days after any such termination any Acquisition Transaction involving the Company or any of its Subsidiaries shall have been consummated or any Acquisition Agreement with respect to an Acquisition Transaction involving the Company or any of its Subsidiaries shall have been entered into. For purposes of this Agreement, each reference to "25%" in the definition of the term "Acquisition Transaction" shall be deemed to be a reference to "51%."

     (c) In the event that Parent wishes to exercise the Option, it shall send to the Stockholder a written notice (the date of each such notice being herein referred to as a "Notice Date") setting forth its irrevocable election to that effect, which notice also specifies a date not earlier than three business days nor later than 30 business days from the Notice Date for the closing of such purchase (an "Option Closing Date"); provided, however, that (i) if the closing of a purchase and sale pursuant to the Option (an "Option Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which the restriction on consummation has expired or been terminated and (ii) without limiting the foregoing, if prior notification to or approval of any regulatory authority is required in connection with the purchase, Parent and the Stockholder shall promptly file the required notice or application for approval and shall cooperate in the expeditious filing of such notice or application, and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (A) any required notification period has expired or been terminated or (B) any required approval has been obtained, and in either event, any requisite waiting period has expired or been terminated. Each of Parent and the Stockholder agrees to use commercially reasonable efforts to cooperate with and provide information to the other, for the purpose of any required notice or application for approval. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto. The place of any Option Closing shall be at the offices of Parent, which address is set forth in the Merger Agreement, and the time of the Option Closing shall be 10:00 a.m. (Eastern Time) on the applicable Option Closing Date.

     (d) At any Option Closing, Parent shall pay to the Stockholder in immediately available funds by wire transfer to a bank account designated in writing by the Stockholder an amount equal to the Purchase Price multiplied by the number of Shares being delivered by the Stockholder; provided, that failure or refusal of the Stockholder to designate a bank account shall not preclude Parent from exercising the Option, in whole or in part.

     (e) At any Option Closing, simultaneously with the delivery of immediately available funds as provided above, the Stockholder shall deliver to Parent a certificate or certificates representing its Shares to be purchased at such Option Closing, which Shares shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever.

     (f) In the event of any change in the Company Common Stock by reason of a stock dividend, split-up, merger, recapitalization, combination, exchange of shares or similar transaction, the type and number of Shares subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, so that Parent shall receive upon exercise of the Option the number and class of shares or other securities or property that Parent would have received in respect of the Option Shares if the Option had been exercised immediately prior to such event or the record date therefor, as applicable.

     4. Termination. The Option and the remainder of this Agreement other than Sections 1 and 2 shall terminate upon the earliest of:

          (i) the Effective Time of the Merger;

          (ii) the termination of the Merger Agreement for reasons other than those described in clause (iii) below; and

          (iii) (x) thirty (30) days following the termination of the Merger Agreement pursuant to Section 8.1(e) or Section 8.1(g) thereof or (y) thirty (30) days following the date on which the Option shall become exercisable pursuant to Section 3(b)(ii) of this Agreement.

     Sections 1 and 2 of this Agreement shall terminate upon the earlier of (i) the Effective Time of the Merger and (ii) termination of the Merger Agreement pursuant to Article VIII thereof. Notwithstanding the foregoing, if the Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, the Option shall remain exercisable and shall not terminate until the earlier of (x) the date on which such impediment shall become final and not subject to appeal, and (y) 5:00 p.m. Pacific Time, on the tenth (10th) business day after such impediment shall have been removed. Notwithstanding the termination of the Option or this Agreement, Parent shall be entitled to purchase the Shares if it has exercised the Option in accordance with the terms hereof prior to such termination and such termination shall not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such termination.

     5. Representations and Warranties of Parent. Parent represents and warrants to the Stockholder as follows:

          Organization; Due Authorization; Enforceability. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.

     Parent has full corporate power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and to general principles of equity.

     6. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

          (a) Organization; Due Authorization; Enforceability. If the Stockholder is a corporation or other entity, the Stockholder is duly organized and validly existing under the laws of the jurisdiction of its organization. The Stockholder has full power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Stockholder, and no other proceedings on the part of the Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder, enforceable against such Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and to general principles of equity.

          (b) Ownership of Shares of Company Common Stock; Voting Rights. The Stockholder owns, of record and beneficially, the Shares set forth opposite the Stockholder's name on Schedule A. The Stockholder has sole voting power with respect to his, her or its Shares. Except pursuant to this Agreement or as set forth on Schedule A, the Stockholder's Shares are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding to which the Stockholder is a party restricting or otherwise relating to the voting, dividend rights or disposition of such Shares. The Company Common Stock are the only equity securities of the Company owned by the Stockholder. The Stockholder does not have any option or other right to acquire any equity securities of the Company other than the Stock Options.

          (c) No Encumbrances. Upon the exercise of the Option and the delivery to Parent by Stockholder of a certificate or certificates evidencing the Shares, Parent will receive good, valid and marketable title to the Shares, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Parent's voting rights, charges and other encumbrances of any nature whatsoever (except any security interest created by Parent).

          (d) No Conflicts. No authorization, consent or approval of, or filing with, any court or any public body or authority is necessary for the consummation by such Stockholder of the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not constitute a breach, violation or default (or any event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien or encumbrance upon any of the properties or assets of such Stockholder under, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument to which such Stockholder is a party or by which his, her or its properties or assets are bound, other than breaches, violations, defaults, terminations, accelerations or creation of liens and encumbrances which, in the aggregate, would not materially impair the ability of such Stockholder to perform his, her or its obligations hereunder.

          (e) Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder.

     7. Representations and Warranties of the Company. The Company represents and warrants to Parent as follows:

          (a) Organization; Due Authorization; Enforceability. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and to general principles of equity.

          (b) No Conflicts. No authorization, consent or approval of, or filing with, any court or any public body or authority is necessary for the consummation by the Company of the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by the Company will not constitute a breach, violation or default (or any event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien or encumbrance upon any of the properties or assets of the Company under, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument to which the Company is a party or by which its properties or assets are bound, other than breaches, violations, defaults, terminations, accelerations or creation of liens and encumbrances which, in the aggregate, would not materially impair the ability of the Company to perform its obligations hereunder.

          (c) State Takeover Statutes. The Board of Directors of the Company has approved the Merger and this Agreement and such approval is sufficient to render inapplicable to the Merger, this Agreement and the transactions contemplated by this Agreement, the provisions of the Delaware General Corporation Law Section 203 or Chapter 23 B.19 of the Washington Business Corporation Act, to the extent, if any, such sections are applicable to the transactions contemplated by this Agreement. To the Company's knowledge, no other state takeover statute or similar statute or regulation applies to the transactions contemplated hereby.

          (d) Brokers. Except as set forth in the Merger Agreement, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.

          (e) No Interference. The Company represents, warrants, covenants and agrees not to (i) take, or omit to take, any action intentionally designed to (A) interfere with, delay or otherwise impair the implementation or exercise of Parent's rights under this Agreement, including Parent's exercise of the Option and Parent's ownership of the Shares upon such exercise, or (B) have the effect of increasing Parent's costs in exercising its rights under this Agreement or (ii) adopt a "poison pill," stockholder rights plan or other similar document unless all purchases of shares of Company Common Stock by Parent are exempted from the provisions of such "poison pill," stockholder rights plan or other similar document.

     8. Stockholder Covenants. The Stockholder hereby severally covenants and agrees as follows:

          (a) The Stockholder hereby agrees, while this Agreement is in effect, and except as contemplated hereby, (i) not to sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of (all of the foregoing, "Sell", "Sold" or "Sale", as the case may be), any of the Owned Stock or Shares, provided, however, that such Stockholder may transfer, pledge, encumber, assign or otherwise dispose the Owned Shares or Shares as a gift, in which case, as a condition of the gift, the Stockholder must require the person to which any such Owned Stock or Shares are to be transferred, pledged, encumbered, assigned or otherwise disposed of to agree in writing, pursuant to an agreement reasonably satisfactory to Parent to which Parent is an express third-party beneficiary, that with respect to such Owned Stock or Shares such person shall be subject to the restrictions and obligations hereunder as if such person was a Stockholder hereunder, (ii) not to grant any proxies, powers of attorney or other authorization or consent, deposit any shares of capital stock of the Company into a voting trust or enter into a voting agreement with respect to any such Shares and (iii) not to take any action that would make any representation or warranty of such Stockholder contained in this Agreement untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing his, her or its obligations under this Agreement.

          (b) The Stockholder hereby agrees, while this Agreement is in effect, to promptly notify Parent of the number of new shares of capital stock of the Company acquired by such Stockholder, if any, after the date of this Agreement.

          (c) The Stockholder shall immediately cease any discussions or negotiations with any parties other than Parent that may be ongoing with respect to a Takeover Proposal. While this Agreement is in effect, the Stockholder shall not, directly or indirectly, (i) solicit, initiate or encourage, or take any other action to facilitate, any inquiries or the making of any Acquisition Transaction or Frustrating Transaction, (ii) execute or enter into any Acquisition Agreement with respect to any Alternative Transaction or Frustrating Transaction, or (iii) enter into, engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any information or data to any person or otherwise cooperate in any way with, any Acquisition Transaction or Frustrating Transaction, except to the extent such discussions or negotiations are participated in by the Stockholder in his or her capacity as a director of the Company in accordance with the terms of the Merger Agreement.

          (d) The Stockholder agrees not to engage in any action or omit to take any action which would have the effect of preventing or disabling Stockholder from delivering its Shares to Parent or otherwise performing its obligations under this Agreement.

     9.  Miscellaneous.

     (a) Fees and Expenses. Except as otherwise provided in the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such expenses.

     (b) Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

     (c) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES OR PRINCIPLES.

     (d) Notices. All notices or other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telegram, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

    If to a Stockholder:

    to the address set
    forth beneath the name
    of such Stockholder on
    Schedule A

    If to Parent:

    To the address set forth in the Merger Agreement.

    With a copy to:

    Fried, Frank, Harris, Shriver & Jacobson
    One New York Plaza
    New York, New York 10004-1980
    Attention: Gary P. Cooperstein, Esq.
    Facsimile: (212) 859-4000

    If to the Company:

    To the address set forth in the Merger Agreement.

or to such other address as any party may have furnished to the other parties in writing in accordance with this Section.

     (e) Assignment; Binding Effect; No Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement (including, without limitation, the obligations of the Stockholder under Sections 1 and 2 hereof) shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. Notwithstanding the foregoing, Parent may assign this agreement to one or more of its affiliates.

     (f) Enforcement. THE PARTIES HERETO AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH THEIR SPECIFIC TERMS OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT, SUBJECT TO THE NEXT SENTENCE, THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS TO PREVENT BREACHES OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF SOLELY IN THE COURTS OF THE STATE OF DELAWARE, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY ARE ENTITLED AT LAW OR IN EQUITY. EACH OF THE PARTIES HERETO (I) CONSENTS TO SUBMIT ITSELF TO THE PERSONAL JURISDICTION OF ANY FEDERAL COURT LOCATED IN THE STATE OF DELAWARE OR ANY DELAWARE STATE COURT IN THE EVENT ANY DISPUTE ARISES OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, (II) AGREES THAT IT SHALL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (III) AGREES THAT IT SHALL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IN ANY COURT OTHER THAN A FEDERAL COURT SITTING IN THE STATE OF DELAWARE OR A DELAWARE STATE COURT.

     (g) Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. The Stockholder hereby agrees and acknowledges that it is executing this Agreement simultaneously with the execution of a similar voting and stock option agreement by certain of the other Stockholders of the Company.

     (h) Further Assurances. Each party hereto shall perform such further acts and execute such further documents as may reasonably be required to carry out the provisions of this Agreement, including, without limitation, using commercially reasonable efforts to obtain all necessary consents, approvals or waivers under the HSR Act.

     (i) Capacity. This Agreement is entered into by the Stockholder solely in its capacity as a stockholder of the Company, and no provision thereof shall be deemed to constrain or affect in any way the obligations of the Stockholder or any of Stockholder's affiliates, employees or representatives in its or their capacity as an officer or director of the Company.

     (j) HSR Fees. Parent and the Company hereby agree and acknowledge that if the Stockholder is required to make a filing under the HSR Act as a result of this Agreement or the Merger Agreement, Parent and the Company will each pay one-half of the Stockholder's filing fee under the HSR Act.

     IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          Merck & Co., Inc.

                                          By: /s/ RICHARD N. KENDER
                                            ------------------------------------
                                              Name: Richard N. Kender
                                              Title: Vice President, Business
                                                     Development and Corporate
                                                     Licensing

     IN WITNESS WHEREOF, Parent and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

                                          Rosetta Inpharmatics, Inc.

                                          By: /s/ STEPHEN H. FRIEND
                                            ------------------------------------
                                              Name:
                                              Title:

     IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          Vulcan Ventures, Inc.

                                          By: /s/ WILLIAM D. SAVOY
                                            ------------------------------------
                                              Name: William D. Savoy
                                              Title:  President

     IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          Agilent Technologies, Inc.

                                          By: /s/ TAIA V. ERGUETA
                                            ------------------------------------
                                              Name: Taia V. Ergueta
                                              Title:   Director, Corporate
                                              Development

     IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          Olympic Venture Parners IV, L.P.
                                          By OVMC IV, L.L.C., Its G.P.

                                          By: /s/ CHARLES P. WAITE
                                            ------------------------------------
                                              Name:
                                              Title:

                                          Olympic Venture Parners V, L.P.
                                          By OVMC V, L.L.C., Its G.P.

                                          By: /s/ CHARLES P. WAITE
                                            ------------------------------------
                                              Name:
                                              Title:

                                          OVP IV Entrepreneurs Fund, L.P.
                                          By OVMC IV, L.L.C., Its G.P.

                                          By: /s/ CHARLES P. WAITE
                                            ------------------------------------
                                              Name:
                                              Title:

                                          OVP V Entrepreneurs Fund, L.P.
                                          By OVMC V, L.L.C., Its G.P.

                                          By: /s/ CHARLES P. WAITE
                                            ------------------------------------
                                              Name:
                                              Title:

                                          OVMC IV, L.L.C.

                                          By: /s/ CHARLES P. WAITE
                                            ------------------------------------
                                              Name:
                                              Title:

     IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          Stephen H. Friend, M.D., Ph.D.

                                          By: /s/ STEPHEN H. FRIEND
                                            ------------------------------------
                                              Name: Stephen H. Friend
                                              Title:

     IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          John J. King II

                                          By: /s/ JOHN J. KING
                                            ------------------------------------
                                              Name: John J. King
                                              Title:

     IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          Mark S. Boguski, M.D., Ph.D.

                                          By: /s/ MARK S. BOGUSKI
                                            ------------------------------------
                                              Name: Mark S. Boguski
                                              Title:  SVP, R&D

     IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          Gregory Sessler

                                          By: /s/ GREGORY SESSLER
                                            ------------------------------------
                                              Name:
                                              Title:

     IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          Harvey Sadow, Ph.D.

                                          By: /s/ HARVEY SADOW
                                            ------------------------------------
                                              Name: Harvey S. Sadow
                                              Title: Director

     IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          William W. Ericson

                                          By: /s/ WILLIAM W. ERICSON
                                            ------------------------------------
                                              Name:
                                              Title:

     IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          Ruth B. Kunath

                                          By: /s/ RUTH B. KUNATH
                                            ------------------------------------
                                              Name: Ruth B. Kunath
                                              Title: Biotechnology Portfolio
                                              Manager

                                                                      SCHEDULE A

                                                                COMPANY        STOCK
STOCKHOLDER                                                   COMMON STOCK    OPTIONS
-----------                                                   ------------    -------
Vulcan Ventures, Inc. ......................................   3,809,258           --
110 100th Avenue N.E., Suite 550
Bellevue, WA 98004
Agilent Technologies, Inc. .................................   3,459,791           --
3500 Deer Creek Road
Palo Alto, CA 94304
OVP Venture Partners
2420 Carillon Point
Kirkland, WA 98033
In five OVP funds:
  Olympic Venture Partners IV, LP...........................     817,039           --
  Olympic Venture Partners V, LP............................     236,236           --
  OVP IV Entrepreneurs Fund, LP.............................      30,951           --
  OVP V Entrepreneurs Fund, LP..............................      26,248           --
  OVMC IV, LLC..............................................      88,463           --
Stephen H. Friend, M.D., Ph.D. .............................     600,014      345,000
c/o Rosetta Inpharmatics, Inc.
12040 115th Avenue NE
Suite 210
Kirkland, WA 98034
John J. King II.............................................     194,000      240,250
c/o Rosetta Inpharmatics, Inc.
12040 115th Avenue NE
Suite 210
Kirkland, WA 98034
Mark S. Boguski, M.D., Ph.D. ...............................     300,000       30,000
c/o Rosetta Inpharmatics, Inc.
12040 115th Avenue NE
Suite 210
Kirkland, WA 98034
Gregory Sessler.............................................      10,000      250,000
c/o Rosetta Inpharmatics, Inc.
12040 115th Avenue NE
Suite 210
Kirkland, WA 98034
Harvey S. Sadow, Ph.D. .....................................      48,501       34,583
1000 Mason Street
Apartment 904
San Francisco, CA 94108
William W. Ericson..........................................      10,534       50,000
c/o Mohr, Davidow Ventures
505 Fifth Avenue S, Suite 610
Seattle, WA 98104
Ruth B. Kunath..............................................           0       25,000
c/o Vulcan Ventures, Inc.
505 Fifth Avenue S, Suite 900
Seattle, WA 98104

                                                                         ANNEX C

                                 [LARZARD LOGO]

                                                                    May 10, 2001

The Board of Directors
Rosetta Inpharmatics, Inc.
12040 115th Avenue NE
Kirkland, WA 98034

Dear Members of the Board:

     We understand that Rosetta Inpharmatics, Inc., a Delaware corporation (the "Company"), and Merck & Co., Inc., a New Jersey corporation (the "Parent"), have entered into an Agreement and Plan of Merger dated as of May 10, 2001 (the "Merger Agreement"). All capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to such terms in the Merger Agreement.

     Upon consummation of the transactions contemplated by the Merger Agreement (the "Proposed Transaction"), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than those shares held in the treasury of the Company or shares that are owned by the Company, Parent or Merger Sub) shall be converted into a right to receive .2352 shares (the "Exchange Ratio") of Parent Common Stock. We understand that certain shareholders of the Company (the "Specified Shareholders") are entering into Voting and Stock Option Agreements with Parent pursuant to which they have agreed to sell the shares of Company Common Stock held by them to Parent under certain circumstances. The terms and conditions of the Proposed Transaction are more fully set forth in the Merger Agreement and related documents.

     You have requested our opinion as to the fairness, from a financial point of view, to the holders of the Company Common Stock (other than the Specified Shareholders) of the Exchange Ratio to be offered to such holders in the Proposed Transaction. In connection with this opinion, we have among other things:

          (i) Reviewed the financial terms and conditions of the Merger
     Agreement;

          (ii) Analyzed certain historical business and financial information relating to the Company and the Parent;

          (iii) Reviewed various financial forecasts and other data provided to us by the Company relating to its business;

          (iv) Held discussions with members of the senior management of the Company with respect to the business, prospects and the strategic objectives of the Company;

          (v) Held discussions with members of the senior management of the Parent with respect to the business, prospects and the strategic objectives of the Parent and analyzed financial projections for Parent that were not provided by Parent but were contained in certain securities analysts' research reports that were recommended for review by management of the Parent;

          (vi) Reviewed public information with respect to certain other companies in lines of business we believe to be generally comparable to the business of the Company and Parent;

          (vii) Reviewed the financial terms of certain business combinations involving companies in lines of business we believe to be generally comparable to those of the Company;

          (viii) Reviewed the historical stock prices and trading volumes of the Company Common Stock and Parent Common Stock; and

          (ix) Conducted such other financial studies, analyses and investigations as we deemed appropriate.

     We have relied upon the accuracy and completeness of the foregoing information and have not assumed any responsibility for any independent verification of such information or an independent valuation or appraisal of any of the assets or liabilities of the Company or the Parent or concerning the solvency of, or issues relating to solvency concerning, the Company or the Parent. With respect to financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based.

     Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. In rendering our opinion, we did not address the relative merits of the Proposed Transaction, any alternative potential transaction or the Company's underlying decision to effect the Proposed Transaction. In addition, we express no opinion or view with respect to the licenses to be granted by the Company to the Parent and its affiliates pursuant to the Merger Agreement. Similarly, we express no opinion or view with respect to any Voting and Stock Option Agreements entered into by the Specified Shareholders.

     In rendering our opinion, we have assumed that the Proposed Transaction will be consummated on the terms described in the Merger Agreement without any waiver of any material term or condition by the Company and that the Proposed Transaction will be accounted for as a purchase under U.S. GAAP and will qualify as a tax-free reorganization for U.S. federal income tax purposes. In addition, we have assumed that obtaining the necessary regulatory approvals for the Proposed Transaction will not have an adverse effect on the Company or Parent.

     In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition of the Company or any of its assets.

     Lazard Freres & Co. LLC is acting as investment banker to the Company in connection with the Proposed Transaction and will receive a fee for our services, a substantial portion of which is contingent upon the consummation of the Proposed Transaction. We served as co-manager of the Company's initial public offering and received a customary fee for rendering such service. Lazard Freres & Co. LLC provides a full range of financial advisory and security services and, in the course of our trading and market making activities, may from time to time effect transactions and hold securities, including derivative securities, of the Company or Parent for our own account and for the accounts of customers.

     Our engagement and the opinion expressed herein are for the benefit of the Company's Board of Directors and our opinion is rendered to the Company's Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to and does not constitute a recommendation to any holder of the Company Common Stock as to whether such holder should vote for the Proposed Transaction, if such vote is required under the Company's articles of incorporation and/or applicable law. It is understood that this letter may not be disclosed or otherwise referred to without our prior written consent, except for its inclusion in it entirety in filings the Company may be required to make with the Securities and Exchange Commission and except as may otherwise be required by law or by a court of competent jurisdiction.

     Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the Exchange Ratio to be offered to the holders of Company Common Stock (other than the Specified Shareholders) in the Proposed Transaction is fair to such holders of Company Common Stock from a financial point of view.

                                          Very truly yours,

                                          LAZARD FRERES & CO. LLC

                                          By: /s/ JASON R. BERNHARD
                                            ------------------------------------
                                              Jason R. Bernhard
                                              Managing Director

                                                                 Exhibit 99.2

                           ROSETTA INPHARMATICS, INC.

                                      PROXY

   PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL
        MEETING OF STOCKHOLDERS TO BE HELD ON ________, _________, 2001



     The undersigned hereby appoints John J. King II and Gregory Sessler, or either of them, each with full power of substitution, as proxies, and authorizes them to represent and to vote all shares of the common stock of Rosetta Inpharmatics, Inc. which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on __________, _________, 2001, at _____ a.m., local time, and at any postponements or adjournments thereof, as follows.

       ALL SHARES OF COMMON STOCK WILL BE VOTED ON THE PROPOSAL SET FORTH IN THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT/PROSPECTUS AS DIRECTED ON THIS CARD. IF NO DIRECTION IS SPECIFIED, SAID PROXIES WILL VOTE FOR THE PROPOSAL, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

       PROPOSAL: To approve and adopt the Agreement and Plan of Merger, dated as of May 10, 2001, by and among Merck & Co., Inc., Coho Acquisition Corp., a wholly-owned subsidiary of Merck, and Rosetta Inpharmatics, Inc. and the merger contemplated thereby of Coho Acquisition Corp. with Rosetta Inpharmatics, Inc.



       [ ] For                     [ ] Against                    [ ] Abstain



       PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

       PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



                                         The undersigned acknowledges receipt
                                         of the Notice of Special Meeting and
                                         Proxy Statement/Prospectus (with all
                                         enclosures and attachments) dated
                                         ___________, 2001, relating to the
                                         meeting.

                                         Date: __________, 2001



-------------------------                ---------------------------------------
Number of Shares                           Signature (and title if applicable)


                                         ---------------------------------------
                                               Signature (if jointly held)

CONTROL NUMBER               - FOLD AND DETACH HERE -


           NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET!

       QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

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TO VOTE BY PHONE              Call toll free ______________ in the United States
                              or Canada any time prior to 12:00 midnight, ___________, 2001 on a touch tone telephone. There is NO CHARGE to you for the call. Enter your 6-digit CONTROL NUMBER located above.

                                     To vote in accordance with the Board of
                                     Directors' recommendation on the proposal:
                                     Press 1.
                                     When asked, please confirm your vote by
                                     pressing 1.
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TO VOTE BY INTERNET           Go to the following website prior to 12:00
                              midnight, _____, ____________, 2001:
                              www.computershare.com/us/proxy
                              Enter the Information requested on your computer screen, including your 6-digit CONTROL NUMBER located above.
                              Follow the simple instructions on the screen.
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   IF YOU VOTE BY TELEPHONE OR THE INTERNET, DO NOT MAIL BACK THE PROXY CARD.

                              THANK YOU FOR VOTING!